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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31/08
                        ---------------------------

Date of reporting period: :  06/30/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.




GE Investments Funds, Inc.

U.S. Equity Fund                                        Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- U.S. Equity Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

U.S. Equity Fund                            Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                6-MONTH    12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  3.16      -26.21
Global equities (MSCI World Index)                             6.35      -29.50
International equities
   (MSCI EAFE Index)                                           7.95      -31.35
Emerging Markets equities
   (MSCI EM Index)                                            36.01      -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                        2.64      -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                     9.96      -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                  1.90        6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                          0.47        4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                         4.38        5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

U.S. Equity Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

U.S. Equity Fund                                                        Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ................................................         1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..........................         2

NOTES TO SCHEDULE OF INVESTMENTS ....................................        10

FINANCIAL STATEMENTS

   Financial Highlights .............................................        11

   Statement of Assets and Liabilities ..............................        12

   Statement of Operations ..........................................        13

   Statements of Changes in Net Assets ..............................        14

   Notes to Financial Statements ....................................        15

ADDITIONAL INFORMATION ..............................................        22

INVESTMENT TEAM .....................................................        25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

U.S. Equity Fund
--------------------------------------------------------------------------------

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES THOMAS R. LINCOLN, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND GEORGE A. BICHER. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. A SUB-PORTFOLIO REFERS TO THE PORTION OF THE FUND'S ASSETS THAT ARE ALLOCATED TO, AND MANAGED BY, A PARTICULAR PORTFOLIO MANAGER ON THE FUND'S PORTFOLIO MANAGEMENT TEAM. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE U.S. EQUITY FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE.

[PHOTO OF GEORGE A. BICHER]

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GE ASSET MANAGEMENT IN JUNE 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

[PHOTO OF STEPHEN V. GELHAUS]

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITIES GROUP FROM 1995 THROUGH 2001.

[PHOTO OF THOMAS R. LINCOLN]

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE MAY 2007. MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES AT GE ASSET MANAGEMENT IN 1997 AND A PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

[PHOTO OF PAUL C. REINHARDT]

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

      For the six-month period ended June 30, 2009, the U.S. Equity Fund returned 10.38% for the Class 1 shares and 10.15% for the Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned 3.16% and the Fund's Morningstar peer group of 475 US Insurance Large Blend funds returned an average of 5.31% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets almost made a round trip in the first half of 2009. Stocks fell sharply through early March against a backdrop of severe global economic recession, but picked up again as clarity emerged in the U.S. financial sector with the resolution of the government bank stress tests and improving credit spreads. By the end of the period, the equity rally lost momentum -- while the S&P 500 achieved a greater than 14% return from March 31st to May 4th, it advanced just 1% in the next eight weeks. June's returns were basically flat, reflecting investor uncertainty on whether or not the fundamentals were in place for sustainable economic growth.

      Sector performance has been mixed, with only three S&P 500 sectors achieving year-to-date gains: information technology (+25%), materials (+14%) and consumer discretionary (+9%). The defensive health

--------------------------------------------------------------------- [Q&A LOGO]

      care sector was flat on a total return basis. Financials, although they rallied almost 36% in the second quarter, are down 3% year-to-date. Industrials (-6%) and telecom (-4%) have also lagged. In this environment, growth outperformed value as evidenced by the returns of the Russell 1000 Growth (+11.5%) and Russell 1000 Value (-2.9%), and large caps beat small caps -- although the smaller, lower quality companies led the market in the second quarter's rally.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A continued emphasis on quality large cap stocks benefited the Fund during the period. Each underlying portfolio in this multi-style Fund added to the Fund's outperformance versus the S&P 500, with notable stock selection strength in the financials, energy and consumer staples sectors. Within financials, several core holdings, including Goldman Sachs (+76%) and State Street (+20%) enjoyed relief rallies after the government stress tests verified their financial strength. Within energy, emphasizing services companies like Transocean (+57%) at the expense of large integrated oil companies (-6%) helped returns, and enabled the Fund's energy holdings to return +15% versus a decline of 2% for the benchmark sector. In consumer staples, underweighting selected household products companies (e.g., Proctor & Gamble -4%) and the more defensive food retailers helped performance as investors embraced risk assets during the rally in the second half of the period. Overweighting technology as that sector soared also enhanced performance, with particular strength in communications equipment companies whose fundamentals have remained in tact throughout the global slowdown. Research in Motion (+75%) and Qualcomm (+27%) have benefited from growth in the market for smart phones.

      In a period of strong Fund performance there were some stocks detracting from results, including Apple (not owned but rallied 67%); Textron (-30% overall but rallied 69% between March and the end of the period); Amgen (-8% but awaiting possible news of potential blockbuster in osteoporosis in the back half of this year); Comcast (-12% proving to be more cyclical than we thought, with more competition from satellite and phone companies); and insurance provider, Ace (-16%). Fortunately, other holdings in the portfolio mitigated the effects of these detractors.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We continued to seek large cap, quality companies that we felt had the potential to survive and grow market share during this down-cycle. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of price declines in leading financial stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and the consumer sectors to fund this move. At June 30th, technology remained the Fund's largest overweight, followed by financials. Our largest underweights were in consumer staples and industrials at the end of the period.

      While we experienced the first leg of a rebound in the U.S. equity markets during the period, investor expectations have also risen. We expect volatility as the markets get whipsawed by economic data which generally will not improve in a linear fashion. In our opinion, the majority of the decline in corporate earnings expectations is behind us. We believe a future market rally will be dominated by outperformance by market share winners with the ability to meet or beat earnings expectations. Amid rapidly changing market conditions we will maintain our bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,103.83                  4.54

   Class 4                       1,000.00                   1,101.47                  6.77
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,020.27                  4.36

   Class 4                       1,000.00                   1,018.18                  6.51
---------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87% FOR CLASS 1 SHARES AND 1.30% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 10.38% FOR CLASS 1 SHARES, AND 10.15% FOR CLASS 4 SHARES.

U.S. Equity Fund                                                     (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

             U.S. Equity Fund     S&P 500 Index
   06/99         $10,000             $10,000
   12/99         $10,481             $10,784
   12/00         $10,419             $ 9,794
   12/01         $ 9,536             $ 8,627
   12/02         $ 7,699             $ 6,720
   12/03         $ 9,491             $ 8,651
   12/04         $10,266             $ 9,592
   12/05         $10,524             $10,064
   12/06         $12,221             $11,654
   12/07         $13,200             $12,294
   12/08         $ 8,441             $ 7,746
   06/09         $ 9,317             $ 7,991

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                                    SIX      ONE       FIVE    TEN     ENDING VALUE OF A
                                   MONTHS    YEAR      YEAR   YEAR    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------
U.S. Equity Fund                   10.38%    -21.84%  -0.76%  -0.71%        $9,317
-----------------------------------------------------------------------------------------
S&P 500 Index                       3.16%    -26.21%  -2.24%  -2.22%        $7,991
-----------------------------------------------------------------------------------------
Morningstar peer group average*     5.31%    -26.22%  -2.14%  -2.07%
=========================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                U.S. Equity Fund     S&P 500 Index
    05/01/08         $10,000            $10,000
       06/08         $ 9,304            $ 9,276
       09/08         $ 8,627            $ 8,499
       12/08         $ 6,575            $ 6,634
       06/09         $ 7,242            $ 6,844

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                     SIX      ONE      SINCE      ENDING VALUE OF A
                                   MONTHS    YEAR    INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------
U.S. Equity Fund                   10.15%   -22.16%   -24.16%          $7,242
------------------------------------------------------------------------------------
S&P 500 Index                       3.16%   -26.21%   -27.75%          $6,844
------------------------------------------------------------------------------------
Morningstar peer group average**    5.31%   -26.22%
====================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================
Market Value of $37,748 (in thousands)

                                  [PIE CHART]

Other Investments                                                       0.0%***
Information Technology                                                 21.7%
Financials                                                             16.4%
Healthcare                                                             13.8%
Energy                                                                 12.6%
Consumer Discretionary                                                  9.0%
Consumer Staples                                                        8.4%
Industrials                                                             6.4%
Materials                                                               3.7%
Short-Term                                                              3.3%
Telecommunication Services                                              2.6%
Utilities                                                               2.1%

TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Microsoft Corp.                                                           3.74%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                             3.09%
--------------------------------------------------------------------------------
State Street Corp.                                                        2.98%
--------------------------------------------------------------------------------
Amgen Inc.                                                                2.85%
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                             2.55%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                       2.34%
--------------------------------------------------------------------------------
The Goldman Sachs Group, Inc                                              2.34%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                         2.33%
--------------------------------------------------------------------------------
Transocean Ltd.                                                           2.29%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                      2.03%
================================================================================

  * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 475, 463, 323 AND 161 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

 ** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 475 AND 463 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

***   LESS THAN 0.01%.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES           VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.0% +
--------------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 2.3%

CAE, Inc. ..........................................      23,978   $     142,462
Hexcel Corp. .......................................       6,687          63,727   (a)
Honeywell International Inc. .......................       5,493         172,480
ITT Corp. ..........................................       5,264         234,248
Rockwell Collins, Inc. .............................       2,860         119,348
United Technologies Corp. ..........................       2,603         135,252
                                                                         867,517

AUTOMOBILES -- 0.1%

Toyota Motor Corp. ADR .............................         343          25,907

BEVERAGES -- 3.9%

Molson Coors Brewing Co. (Class B) .................       2,145          90,798
Pepsi Bottling Group, Inc. .........................       6,770         229,097
PepsiCo, Inc. ......................................      21,221       1,166,306   (d)
                                                                       1,486,201

BIOTECHNOLOGY -- 4.6%

Amgen Inc. .........................................      20,305       1,074,947   (a)
Gilead Sciences, Inc. ..............................      14,050         658,102   (a)
                                                                       1,733,049

CAPITAL MARKETS -- 7.4%

Ameriprise Financial, Inc. .........................       6,447         156,469
Morgan Stanley .....................................       4,528         129,093
State Street Corp. .................................      23,850       1,125,720   (c)
The Bank of New York Mellon Corp. ..................       9,057         265,461
The Charles Schwab Corp. ...........................      12,328         216,233
The Goldman Sachs Group, Inc .......................       5,996         884,050
                                                                       2,777,026

CHEMICALS -- 1.8%

Monsanto Co. .......................................       5,579         414,743
Potash Corp of Saskatchewan Inc. ...................       1,192         110,916
Praxair, Inc. ......................................       1,322          93,955
The Mosaic Company .................................       1,146          50,768
                                                                         670,382

COMMERCIAL BANKS -- 0.8%

SunTrust Banks, Inc. ...............................       6,858         112,814
US Bancorp .........................................       4,052          72,612
Wells Fargo & Co. ..................................       4,767         115,647
                                                                         301,073

--------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES           VALUE
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.9%

Corrections Corporation
   of America ......................................       7,816   $     132,794   (a)
Iron Mountain Inc. .................................       7,186         206,597   (a)
                                                                         339,391

COMMUNICATIONS EQUIPMENT -- 6.3%

Cisco Systems, Inc. ................................      47,458         884,617   (a)
QUALCOMM Inc. ......................................      21,257         960,816
Research In Motion Ltd. ............................       7,228         513,549   (a)
                                                                       2,358,982

COMPUTERS & PERIPHERALS -- 2.4%

Hewlett-Packard Co. ................................      14,879         575,073
International Business
   Machines Corp. .....................................    3,146         328,505
                                                                         903,578

DIVERSIFIED FINANCIAL SERVICES -- 4.3%

Bank of America Corp. ..............................      29,682         391,802
CME Group Inc. .....................................       1,440         447,998
JPMorgan Chase & Co. ...............................      22,499         767,441
                                                                       1,607,241

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%

AT&T Inc. ..........................................      10,726         266,434
Verizon Communications Inc. ........................       5,434         166,987   (d)
                                                                         433,421

ELECTRIC UTILITIES -- 1.3%

American Electric Power
   Comapny Inc. ....................................       1,717          49,604
Edison International ...............................       6,482         203,924
Entergy Corp. ......................................         715          55,427
FPL Group, Inc. ....................................       1,935         110,024
Northeast Utilities ................................       3,282          73,221
                                                                         492,200

ELECTRICAL EQUIPMENT -- 0.7%

ABB Ltd. ADR .......................................      12,394         195,577
Emerson Electric Co. ...............................       2,290          74,196
                                                                         269,773

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

Corning Inc. .......................................      13,341         214,256

ENERGY EQUIPMENT & SERVICES -- 4.9%

Halliburton Co. ....................................       8,104         167,753
National Oilwell Varco, Inc. .......................       2,240          73,158   (a)

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES           VALUE
--------------------------------------------------------------------------------------
Schlumberger Ltd. ..................................      13,920   $     753,211
Transocean Ltd. ....................................      11,656         865,924   (a)
                                                                       1,860,046

FOOD & STAPLES RETAILING -- 0.4%

Wal-Mart Stores, Inc. ..............................       3,159         153,022

FOOD PRODUCTS -- 1.7%

Archer-Daniels-Midland Co. .........................       1,811          48,480
Kraft Foods Inc. (Class A) .........................       9,385         237,816
McCormick & Company Inc. ...........................       8,245         268,210
Nestle S.A. ADR ....................................       2,383          89,648
                                                                         644,154

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.5%

Baxter International Inc. ..........................         933          49,412
Becton Dickinson & Co. .............................       1,229          87,640
Boston Scientific Corp. ............................      17,877         181,273   (a)
Covidien Plc .......................................      13,365         500,386
Hologic, Inc. ......................................       8,140         115,832   (a)
Medtronic, Inc. ....................................       5,252         183,242
ResMed, Inc. .......................................       5,114         208,293   (a)
                                                                       1,326,078

HEALTHCARE PROVIDERS & SERVICES -- 2.4%

Aetna Inc. .........................................       3,453          86,498
Cardinal Health, Inc. ..............................       6,578         200,958
Express Scripts, Inc. ..............................       4,418         303,737   (a)
McKesson Corp. .....................................       1,431          62,964
UnitedHealth Group, Inc. ...........................      10,592         264,588
                                                                         918,745

HOTELS RESTAURANTS & LEISURE -- 0.4%

Carnival Corp. .....................................       6,328         163,073

HOUSEHOLD PRODUCTS -- 0.7%

Clorox Co. .........................................         769          42,933
Kimberly-Clark Corp. ...............................       1,907          99,984
The Procter & Gamble Co. ...........................       2,714         138,685
                                                                         281,602

INDUSTRIAL CONGLOMERATES -- 0.3%

Textron, Inc. ......................................      12,592         121,639

INSURANCE -- 3.2%

ACE Ltd. ...........................................       7,403         327,435
Aflac Inc. .........................................       4,972         154,579
AON Corp. ..........................................       3,146         119,139
Chubb Corp. ........................................         954          38,046

--------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES           VALUE
--------------------------------------------------------------------------------------
MetLife, Inc. ......................................       6,530   $     195,965
PartnerRe Ltd. .....................................         992          64,430
Principal Financial Group, Inc. ....................         762          14,356
Prudential Financial, Inc. .........................       4,893         182,117
The Travelers Companies, Inc. ......................       2,669         109,536
                                                                       1,205,603

INTERNET SOFTWARE & SERVICES -- 1.2%

Baidu, Inc ADR .....................................         594         178,847   (a)
Google Inc. (Class A) ..............................         681         287,103   (a)
                                                                         465,950

IT SERVICES -- 3.2%

Affiliated Computer Services,
   Inc. (Class A) ..................................       4,205         186,786   (a)
Cognizant Technology Solutions
   Corp. (Class A) .................................       6,230         166,341   (a)
Metavante Technologies, Inc. .......................       2,208          57,099   (a)
Paychex, Inc. ......................................       5,234         131,897
The Western Union Co. ..............................      38,250         627,300
Visa, Inc. (Class A) ...............................         851          52,983
                                                                       1,222,406

LIFE SCIENCES TOOLS & SERVICES -- 0.9%

Life Technologies Corp. ............................       3,698         154,281   (a)
Thermo Fisher Scientific, Inc. .....................       4,531         184,729   (a)
                                                                         339,010

MACHINERY -- 0.7%

Deere & Co. ........................................       3,877         154,886
Eaton Corp. ........................................       2,193          97,830
                                                                         252,716

MEDIA -- 5.0%

Comcast Corp. (Class A) ............................      34,090         480,669   (d)
Liberty Global, Inc. (Series C) ....................       7,022         111,018   (a)
Liberty Media Corp - Entertainment
   (Series A) ......................................       8,450         226,037   (a)
Omnicom Group Inc. .................................      18,310         578,230
The Walt Disney Co. ................................       4,052          94,533
Time Warner Inc. ...................................      14,682         369,840
Viacom, Inc. (Class B) .............................       1,430          32,461   (a)
                                                                       1,892,788

METALS & MINING -- 1.8%

Allegheny Technologies Inc. ........................       7,755         270,882
Barrick Gold Corp. .................................       2,860          95,953
Freeport-McMoRan Copper &
   Gold Inc. .......................................       6,136         307,475
                                                                         674,310

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES           VALUE
--------------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.9%

Kohl's Corp. .......................................       1,652   $      70,623   (a)
Target Corp. .......................................       7,077         279,329
                                                                         349,952

MULTI-UTILITIES -- 0.8%

Dominion Resources, Inc. ...........................       8,702         290,821

OIL, GAS & CONSUMABLE FUELS -- 7.7%

Apache Corp. .......................................       2,997         216,234
Chevron Corp. ......................................       3,624         240,090
Devon Energy Corp. .................................       4,203         229,063
Exxon Mobil Corp. ..................................      12,567         878,559   (d)
Hess Corp. .........................................         859          46,171
Marathon Oil Corp. .................................      18,960         571,265
Occidental Petroleum Corp. .........................       4,735         311,610
Southwestern Energy Co. ............................       5,506         213,908   (a)
Suncor Energy, Inc. ................................       6,522         197,877
                                                                       2,904,777

PAPER & FOREST PRODUCTS -- 0.2%

Weyerhaeuser Co. ...................................       1,907          58,030

PERSONAL PRODUCTS -- 0.4%

Alberto-Culver Co. .................................       4,299         109,324
Avon Products, Inc. ................................         954          24,594
The Estee Lauder Companies Inc.
   (Class A) .......................................         810          26,463
                                                                         160,381

PHARMACEUTICALS -- 2.4%

Abbott Laboratories ................................       3,952         185,902   (d)
Bristol-Myers Squibb Co. ...........................      18,302         371,714
Merck & Company Inc. ...............................       1,429          39,955
Pfizer Inc. ........................................       4,386          65,790
Wyeth ..............................................       5,113         232,079
                                                                         895,440

PROFESSIONAL SERVICES -- 0.1%

Monster Worldwide, Inc. ............................       4,071          48,079   (a)

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

CB Richard Ellis Group, Inc.
   (Class A) .......................................      11,213         104,954   (a)

ROAD & RAIL -- 0.5%

Union Pacific Corp. ................................       3,696         192,414

--------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES           VALUE
--------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.8%

Intel Corp. ........................................      41,115   $     680,453   (d)
Kla-Tencor Corp. ...................................       2,769          69,917
Lam Research Corp. .................................       3,575          92,950   (a)
MEMC Electronic Materials, Inc. ....................         954          16,991   (a)
Microchip Technology Inc. ..........................       3,575          80,616
Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR ........................................       3,338          31,411
Texas Instruments Inc. .............................       4,052          86,308
                                                                       1,058,646

SOFTWARE -- 4.8%

Intuit, Inc. .......................................       9,772         275,180   (a)
Microsoft Corp. ....................................      59,367       1,411,154   (d)
Oracle Corp. .......................................       5,723         122,587
                                                                       1,808,921

SPECIALTY RETAIL -- 2.6%

Bed Bath & Beyond, Inc. ............................      15,360         472,320   (a)
Lowe's Companies, Inc. .............................      17,037         330,688
O'Reilly Automotive, Inc. ..........................       1,668          63,517   (a)
Staples, Inc. ......................................       5,561         112,165
                                                                         978,690

TOBACCO -- 1.2%

Altria Group, Inc. .................................       1,430          23,438
Philip Morris International Inc. ...................       9,294         405,404
                                                                         428,842

WIRELESS TELECOMMUNICATION SERVICES -- 1.5%

American Tower Corp. (Class A) .....................       6,086         191,892   (a)
NII Holdings, Inc. .................................      19,336         368,738   (a)
                                                                         560,630

TOTAL COMMON STOCK
   (COST $39,904,708) ..............................                  35,841,716

--------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.7%
--------------------------------------------------------------------------------------
Financial Select Sector SPDR Fund ..................      10,337         123,734   (f)
Industrial Select Sector SPDR Fund .................      23,310         511,888   (f)

TOTAL EXCHANGE TRADED FUNDS
   (COST $998,610) .................................                     635,622

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------------
GEI Investment Fund
   (COST $13,961) ..............................................   $       7,678   (e)

TOTAL INVESTMENTS IN SECURITIES
   (COST $40,917,279) ..........................................      36,485,016

--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
--------------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class
   0.28% .......................................................       1,263,204 (b,g)
   (COST $1,263,204)

TOTAL INVESTMENTS
   (COST $42,180,483) ..........................................      37,748,220

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.1)% ...............................................         (33,788)
                                                                   -------------

NET ASSETS -- 100.0% ...........................................   $  37,714,432
                                                                   =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI U.S. Equity Fund had the following long futures contracts open at June 30, 2009 (unaudited):

                                             NUMBER     CURRENT    UNREALIZED
                            EXPIRATION        OF       NOTIONAL   APPRECIATION/
DESCRIPTION                    DATE        CONTRACTS     VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index
  Futures                 September 2009       2       $457,750       $3,905

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, serves as the investment adviser of the GEI Investment Fund.

(f) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(g) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds - GE Money Market Fund.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR   American Depository Receipt

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                       ------------------------------------------------------------------  -------------------------
                                                                     CLASS 1                                        CLASS 4
                                       ------------------------------------------------------------------  -------------------------
                                        6/30/09+    12/31/08     12/31/07   12/31/06  12/31/05   12/31/04  6/30/09+    12/31/08**
                                       ------------------------------------------------------------------  -------------------------
INCEPTION DATE ......................        --           --           --         --        --     1/3/95       --       5/1/08
Net asset value, beginning of
   period ...........................  $  22.44     $  36.41     $  39.02  $   34.06  $  33.61  $   31.48  $ 22.47     $  35.32
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income
      (loss) ........................      0.14         0.37         0.45       0.53      0.39       0.44    (0.03)        0.15
   Net realized and unrealized
      gains/(losses) on
      investments ...................      2.19       (13.52)        2.70       4.96      0.46       2.13     2.31       (12.26)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ............      2.33       (13.15)        3.15       5.49      0.85       2.57     2.28       (12.11)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............        --         0.36         0.44       0.53      0.40       0.44       --         0.28
   Net realized gains ...............        --         0.46         5.32         --        --         --       --         0.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................        --         0.82         5.76       0.53      0.40       0.44       --         0.74
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......  $  24.77     $  22.44     $  36.41  $   39.02  $  34.06  $   33.61  $ 24.75     $  22.47
====================================================================================================================================
TOTAL RETURN (a) ....................     10.38%      (36.05)%       8.01%     16.12%     2.51%      8.17%   10.15%      (34.25)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ................  $ 37,707     $ 37,917     $ 77,777  $ 101,885  $ 98,883  $ 112,545  $     7     $      7
   Ratios to average net assets:
      Net investment income* ........      1.27%        1.03%        0.94%      1.43%     1.06%      1.30%    0.83%        0.74%*
      Expenses* .....................      0.87%(b)     0.72%(b)     0.66%      0.63%     0.63%      0.63%    1.30%(b)     1.17%(b)*
   Portfolio turnover rate ..........        27%          56%          55%        45%       40%        30%      27%          56%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

                                                                              U.S.
Statement of Assets                                                          EQUITY
and Liabilities JUNE 30, 2009 (UNAUDITED)                                     FUND
----------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $40,903,318) ............   $  36,477,338
   Investments in affiliated securities, at market (cost $13,961) .....           7,678
   Short-term affiliated investments (at amortized cost) ..............       1,263,204
   Foreign cash (cost $528) ...........................................             526
   Receivable for investments sold ....................................          77,212
   Income receivables .................................................          32,542
   Receivable for fund shares sold ....................................             482
----------------------------------------------------------------------------------------
      TOTAL ASSETS ....................................................      37,858,982
----------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ..................................          38,975
   Payable for fund shares redeemed ...................................           6,087
   Payable to GEAM ....................................................          30,364
   Accrued other expenses .............................................          60,788
   Variation margin payable ...........................................           2,850
   Other liabilities ..................................................           5,486
----------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...............................................         144,550
----------------------------------------------------------------------------------------
NET ASSETS ............................................................   $  37,714,432
========================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ....................................................      52,660,409
   Undistributed (distribution in excess of) net investment income ....         241,042
   Accumulated net realized loss ......................................     (10,758,659)
   Net unrealized appreciation/(depreciation) on:
      Investments .....................................................      (4,432,263)
      Futures .........................................................           3,905
      Foreign currency related transactions ...........................              (2)
----------------------------------------------------------------------------------------
NET ASSETS ............................................................   $  37,714,432
========================================================================================

CLASS 1:

NET ASSETS ............................................................      37,707,191
Shares outstanding ($0.01 par value; unlimited shares authorized) .....       1,522,315
Net asset value per share .............................................   $       24.77

CLASS 4:
NET ASSETS ............................................................        7,241.00
Shares outstanding ($0.01 par value; unlimited shares authorized) .....          293.00
Net asset value per share .............................................   $       24.75

See Notes to Financial Statements.

                                                                                 U.S
Statement of Operations                                                         EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                               FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend ............................................................   $     318,562
     Interest ............................................................          56,359
     Interest from affliated investments .................................           2,753
     Less: Foreign taxes withheld ........................................          (1,680)
-------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................................         375,994
-------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administrative fees ....................................          96,787
     Distributors Fees (Notes 4) Service Class ...........................              15
     Transfer agent ......................................................           9,786
     Directors's fees ....................................................             548
     Custody and accounting expenses .....................................          27,651
     Professional fees ...................................................          12,033
     Registration expenses ...............................................           1,536
     Other expenses ......................................................           6,407
-------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ........................         154,763
-------------------------------------------------------------------------------------------
     Less: Expenses reimbursed by the adviser ............................          (1,229)
-------------------------------------------------------------------------------------------
     Net expenses ........................................................         153,534
-------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .................................................         222,460
===========================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       REALIZED GAIN (LOSS) ON:
         Investments .....................................................      (5,776,247)
         Futures .........................................................         (38,419)
         Foreign currency related transactions ...........................             106
       INCREASE IN UNREALIZED APPRECIATION ON:
         Investments .....................................................       8,925,718
         Futures .........................................................          19,325
         Foreign currency related transactions ...........................               2
-------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments .....................       3,130,485
-------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $   3,352,945
===========================================================================================

See Notes to Financial Statements.

                                                                                                U.S.
Statements of                                                                                  EQUITY
Changes in Net Assets                                                                           FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                                  JUNE 30, 2009      DECEMBER 31,
                                                                                   (UNAUDITED)           2008
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ..................................................   $        222,460   $      605,161
     Net realized loss on investments, futures and foreign currency related
       transactions ..........................................................         (5,814,560)      (4,098,376)
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures and foreign currency related transactions ........          8,945,045      (20,808,739)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................................          3,352,945      (24,301,954)
-------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class 1 ...............................................................                 --         (594,165)
       Class 4 ...............................................................                 --              (78)
     Net realized gains
       Class 1 ...............................................................                 --         (757,321)
       Class 4 ...............................................................                 --             (132)
-------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................                 --       (1,351,696)
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .......          3,352,945      (25,653,650)
-------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class 1 ...............................................................            263,200        1,109,760
       Class 4 ...............................................................                 --           10,000
     Value of distributions reinvested
       Class 1 ...............................................................                 --        1,351,472
       Class 4 ...............................................................                 --              210
     Cost of shares redeemed
       Class 1 ...............................................................         (3,825,703)     (16,670,624)
       Class 4 ...............................................................                 --               --
-------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions ....................................         (3,562,503)     (14,199,182)
-------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ..............................................           (209,558)     (39,852,832)

NET ASSETS
   Beginning of period .......................................................         37,923,990       77,776,822
-------------------------------------------------------------------------------------------------------------------
   End of period .............................................................   $     37,714,432   $   37,923,990
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF
   PERIOD ....................................................................   $        241,042   $       18,582
-------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold ..................................................................             11,305           37,873
Issued for distributions reinvested ..........................................                 --           61,208
Shares redeemed ..............................................................           (178,786)        (545,150)
-------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ..................................................           (167,481)        (446,069)
===================================================================================================================
CLASS 4
Shares sold ..................................................................                 --              283
Issued for distributions reinvested ..........................................                 --               10
Shares redeemed ..............................................................                 --               --
-------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ..................................................                 --              293
===================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                    Level 1     Level 2   Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities         $37,740,542    $7,678     $ --    $37,748,220
Other Financial Instruments             3,903        --       --          3,903

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

                                                                      Net Tax
         Cost of            Gross Tax           Gross Tax          Appreciation/
     Investments for       Unrealized          Unrealized         (Depreciation)
      Tax Purposes        Appreciation        Depreciation        on Investments
--------------------------------------------------------------------------------
       $44,286,380         $1,512,767         $(8,050,927)         $(6,538,160)

As of December 31, 2008, the Fund has capital loss carryovers as indicated below.

                       Amount              Expires
--------------------------------------------------------------------------------
                      $805,607             12/31/16

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2008, there were no capital loss carryover expirations.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred $2,048,015 losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31,2008 and December 31, 2007 were as follows:

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

                                          Ordinary     Long-Term
                                           Income    Capital Gains      Total
--------------------------------------------------------------------------------
2008                                      $943,520     $  408,176   $  1,351,696
2007                                       821,468      9,856,050     10,677,518

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                        Undistributed
                 (Distribution in Excess of)        Accumulated
                    Net Investment Income        Net Realized Gain
--------------------------------------------------------------------------------
                           $(282)                      $282

On October 1, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Fund's 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                  Asset Derivatives June 30, 2009             Liability Derivatives June 30, 2009
Derivatives not          ------------------------------------------------   --------------------------------------
accounted for as                Location in            Notional               Location in       Notional
hedging instruments            the Statements        Value/No. of            the Statements   Value/No. of
under FASB                       of Assets            Contracts      Fair      of Assets        Contracts     Fair
Statement 133                 and Liabilities        Long/(Short)   Value   and Liabilities   Long/(Short)   Value
------------------------------------------------------------------------------------------------------------------
Equity Contracts         Receivables, Net Assets -      500         3,900*        --               --          --
                         Unrealized Appreciation/
                         (Depreciation)
------------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                        Change in Unrealized
Derivatives not accounted          Location in the             Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments          Statements of           (Loss) on Derivatives         on Derivatives
under FASB Statement 133             Operations             Recognized in Income       Recognized in Income
---------------------------------------------------------------------------------------------------------------
Equity Contracts            Net realized gain/(loss) on           (38,419)                     19,325
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

DISTRIBUTION AND SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $330 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                         Purchases              Sales
--------------------------------------------------------------------------------
                            $ --                 $ --

                                Other Securities
--------------------------------------------------------------------------------
                         Purchases              Sales
--------------------------------------------------------------------------------
                         $9,414,997          $13,927,917

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES
(SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND
MARKETING (SINCE JULY 2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

S&P 500 Index Fund                                      Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- S&P 500 Index Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

S&P 500 Index Fund                          Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                6-MONTH    12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  3.16      -26.21
Global equities (MSCI World Index)                             6.35      -29.50
International equities
   (MSCI EAFE Index)                                           7.95      -31.35
Emerging Markets equities
   (MSCI EM Index)                                            36.01      -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                        2.64      -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                     9.96      -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                  1.90        6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                          0.47        4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                         4.38        5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

S&P 500 Index Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

S&P 500 Index Fund                                                      Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE .....................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................     2

NOTES TO SCHEDULE OF INVESTMENTS .........................................    13

FINANCIAL STATEMENTS

   Financial Highlights ..................................................    14

   Statement of Assets and Liabilities ...................................    15

   Statement of Operations ...............................................    16

   Statements of Changes in Net Assets ...................................    17

   Notes to Financial Statements .........................................    18

ADDITIONAL INFORMATION ...................................................    24

INVESTMENT TEAM ..........................................................    27

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

S&P 500 Index Fund
--------------------------------------------------------------------- [Q&A LOGO]

SSGA FUNDS MANAGEMENT, INC. ("SSGA FM") IS THE SUB-ADVISER TO THE S&P 500 INDEX FUND. SSGA FM IS REGISTERED WITH THE SEC AS AN INVESTMENT ADVISER UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED, AND IS A WHOLLY OWNED SUBSIDIARY OF STATE STREET CORPORATION. THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS COMPOSED OF THE FOLLOWING MEMBERS: KARL SCHNEIDER AND JOHN TUCKER.

KARL SCHNEIDER IS THE LEAD PORTFOLIO MANAGER FOR THE FUND, AND IS A VICE PRESIDENT OF STATE STREET GLOBAL ADVISORS ("SSGA") AND A PRINCIPAL OF SSGA FM. KARL JOINED THE FIRM IN 1996 AND IS A MEMBER OF THE FIRM'S GLOBAL STRUCTURED PRODUCTS TEAM. KARL MANAGES A VARIETY OF THE FIRM'S DOMESTIC AND INTERNATIONAL PASSIVE FUNDS. KARL HOLDS A BS DEGREE IN FINANCE AND INVESTMENTS FROM BABSON COLLEGE AND AN MS DEGREE IN FINANCE FROM BOSTON COLLEGE. ADDITIONALLY, HE HOLDS A SERIES 3 LICENSE FROM THE NATIONAL FUTURES ASSOCIATION.

JOHN F. TUCKER, CFA, IS A VICE PRESIDENT OF SSGA AND A PRINCIPAL OF SSGA FM. JOHN JOINED THE FIRM IN 1988 AND IS THE HEAD OF US EQUITY MARKETS IN THE GLOBAL STRUCTURED PRODUCTS TEAM. HE IS ALSO RESPONSIBLE FOR ALL DERIVATIVE STRATEGIES AND EXCHANGE TRADED FUNDS. JOHN RECEIVED A BA IN ECONOMICS FROM TRINITY COLLEGE AND AN MS IN FINANCE FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY AND THE CFA INSTITUTE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the S&P 500 Index Fund returned 3.13%. The S&P 500 Index, the Fund's benchmark, returned 3.16% and the Fund's Morningstar peer group of 475 US Insurance Large Blend funds returned an average of 5.31% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The year started quite dismally for US equities, but the sentiment shifted in early March. Most US equity averages tagged their best levels of 2009 in early June, but lukewarm data on industrial production and a pullback in commodity prices brought a loss of momentum and subsequent consolidation. Still, a fresh retreat in volatility measures to their lowest levels since the Lehman collapse last September, as well as ample liquidity in the money markets, allowed most US benchmarks to eke out positive returns for June. The strong gains from April and May meant a refreshing double-digit quarter for the S&P 500, its first positive quarter since the third quarter of 2007, and its best three-month performance since the final quarter of 1998.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of June 30, 2009, the four largest sectors in the S&P 500 Index were information technology (18.3%), healthcare (14.0%), financials (13.6%), and energy (12.4%). The highest performing sector for the last six months was information technology (+24%) followed by materials (+12%). The lowest performing sectors were industrials (-8%) and telecommunication services (-7%).

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last six months there were 14 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                             ACCOUNT VALUE AT   ACCOUNT VALUE        EXPENSES
                             THE BEGINNING OF   AT THE END OF      PAID DURING
                              THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**             1,000.00          1,031.25            2.27
--------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)         1,000.00          1,022.31            2.26
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.45% FOR CLASS 1 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX MONTH PERIOD)

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WAS: 3.13%.

S&P 500 Index Fund                                                   (unaudited)
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT (CLASS 1 SHARES)
================================================================================

                                  [LINE GRAPH]

                   S&P 500 Index Fund (ending value $7,699)   S&P 500 Index (ending value $7,991)
        06/99                       $10,000                                 $10,000
        12/99                       $10,763                                 $10,784
        12/00                       $ 9,748                                 $ 9,794
        12/01                       $ 8,553                                 $ 8,627
        12/02                       $ 6,640                                 $ 6,720
        12/03                       $ 8,517                                 $ 8,651
        12/04                       $ 9,408                                 $ 9,592
        12/05                       $ 9,832                                 $10,064
        12/06                       $11,349                                 $11,654
        12/07                       $11,927                                 $12,294
        12/08                       $ 7,466                                 $ 7,746
        06/09                       $ 7,699                                 $ 7,991

TOTAL RETURNS FOR THE
PERIODS ENDED JUNE 30, 2009 (CLASS 1 SHARES)
================================================================================

                                                 Six      One      Five    Ten
                                                Months    Year     Year    Year
--------------------------------------------------------------------------------
S&P 500 Index Fund                               3.13%   -26.53%  -2.62%  -2.58%
--------------------------------------------------------------------------------
S&P 500 Index                                    3.16%   -26.21%  -2.24%  -2.22%
--------------------------------------------------------------------------------
Morningstar peer group average*                  5.31%   -26.22%  -2.14%  -2.07%
--------------------------------------------------------------------------------
Inception date                                 4/15/85
================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

TOP TEN LARGEST EQUITY HOLDINGS
(EXCLUDES SHORT-TERM INVESTMENTS)
AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Exxon Mobil Corp.                                                          4.14%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.21%
--------------------------------------------------------------------------------
Johnson & Johnson                                                          1.90%
--------------------------------------------------------------------------------
The Procter & Gamble Co.                                                   0.00%
--------------------------------------------------------------------------------
AT&T Inc.                                                                  1.78%
--------------------------------------------------------------------------------
International Business Machines Corp.                                      1.68%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                       1.61%
--------------------------------------------------------------------------------
Chevron Corp.                                                              1.61%
--------------------------------------------------------------------------------
Apple Inc.                                                                 1.54%
--------------------------------------------------------------------------------
General Electric Co.                                                       1.51%
================================================================================

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2009
as a % of Market Value
================================================================================
Market Value of $198,857 (in thousands)

                                   [PIE CHART]

Information Technology                                                   18.1%
Healthcare                                                               13.7%
Financials                                                               13.3%
Energy                                                                   12.2%
Consumer Staples                                                         11.7%
Industrials                                                               9.6%
Consumer Discretionary                                                    8.7%
Utilities                                                                 4.0%
Telecommunication Services                                                3.5%
Materials                                                                 3.1%
Short-Term                                                                2.1%
Other Investments                                                         0.0%**

 * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 475, 463, 323 AND 161 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

**    LESS THAN 0.01%

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0% +
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 2.7%

Boeing Co. .....................................       17,582   $  747,235 (d)
General Dynamics Corp. .........................        9,164      507,594
Goodrich Corp. .................................        3,001      149,960
Honeywell International Inc. ...................       17,743      557,130
ITT Corp. ......................................        4,426      196,957
L-3 Communications Holdings, Inc. ..............        2,900      201,202
Lockheed Martin Corp. ..........................        7,852      633,264
Northrop Grumman Corp. .........................        7,922      361,877
Precision Castparts Corp. ......................        3,400      248,302
Raytheon Co. ...................................        9,469      420,708
Rockwell Collins, Inc. .........................        3,768      157,239
United Technologies Corp. ......................       22,672    1,178,037 (d)
                                                                 5,359,505

AIR FREIGHT & LOGISTICS -- 1.0%

CH Robinson Worldwide, Inc. ....................        4,200      219,030
Expeditors International of
   Washington, Inc. ............................        5,200      173,368
FedEx Corp. ....................................        7,511      417,762
United Parcel Service, Inc. (Class B) ..........       23,896    1,194,561
                                                                 2,004,721

AIRLINES -- 0.1%

Southwest Airlines Co. .........................       17,649      118,778

AUTO COMPONENTS -- 0.2%

Johnson Controls, Inc. .........................       14,546      315,939
The Goodyear Tire & Rubber Co. .................        5,519       62,144 (a)
                                                                   378,083

AUTOMOBILES -- 0.3%

Ford Motor Co. .................................       77,727      471,803 (a)
Harley-Davidson, Inc. ..........................        6,000       97,260
                                                                   569,063

BEVERAGES -- 2.6%

Brown-Forman Corp. (Class B) ...................        2,447      105,172
Coca-Cola Enterprises, Inc. ....................        7,900      131,535
Constellation Brands, Inc. (Class A) ...........        4,700       59,596 (a)
Dr Pepper Snapple Group, Inc. ..................        6,000      127,140 (a)
Molson Coors Brewing Co. (Class B) .............        3,598      152,303
Pepsi Bottling Group, Inc. .....................        3,300      111,672
PepsiCo, Inc. ..................................       37,574    2,065,067 (d)
The Coca-Cola Co. ..............................       48,002    2,303,616 (d)
                                                                 5,056,101

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.8%

Amgen Inc. .....................................       24,548   $1,299,571 (a,d)
Biogen Idec Inc. ...............................        6,900      311,535 (a)
Celgene Corp. ..................................       11,100      531,024 (a)
Cephalon, Inc. .................................        1,700       96,305 (a)
Genzyme Corp. ..................................        6,500      361,855 (a)
Gilead Sciences, Inc. ..........................       22,049    1,032,775 (a)
                                                                 3,633,065

BUILDING PRODUCTS -- 0.1%

Masco Corp. ....................................        8,790       84,208

CAPITAL MARKETS -- 3.0%

Ameriprise Financial, Inc. .....................        5,504      133,582
E*Trade Financial Corp. ........................       15,100       19,328 (a)
Federated Investors, Inc. (Class B) ............        2,100       50,589
Franklin Resources, Inc. .......................        3,600      259,236
Invesco Ltd. ...................................        9,200      163,944
Janus Capital Group, Inc. ......................        4,300       49,020
Legg Mason, Inc. ...............................        3,400       82,892
Morgan Stanley .................................       32,696      932,163
Northern Trust Corp. ...........................        5,800      311,344
State Street Corp. .............................       11,700      552,240 (c)
T Rowe Price Group, Inc. .......................        6,300      262,521
The Bank of New York Mellon Corp. ..............       28,903      847,147
The Charles Schwab Corp. .......................       23,011      403,613
The Goldman Sachs Group, Inc ...................       12,199    1,798,621
                                                                 5,866,240

CHEMICALS -- 1.8%

Air Products & Chemicals, Inc. .................        5,132      331,476 (d)
CF Industries Holdings, Inc. ...................        1,170       86,744
Eastman Chemical Co. ...........................        1,859       70,456
Ecolab Inc. ....................................        4,152      161,886
EI Du Pont de Nemours & Co. ....................       21,861      560,079
International Flavors &
   Fragrances Inc. .............................        1,847       60,434
Monsanto Co. ...................................       13,205      981,660 (d)
PPG Industries, Inc. ...........................        3,937      172,834
Praxair, Inc. ..................................        7,425      527,695
Sigma-Aldrich Corp. ............................        2,982      147,788
The Dow Chemical Co. ...........................       25,594      413,087
                                                                 3,514,139

COMMERCIAL BANKS -- 2.6%

BB&T Corp. .....................................       15,600      342,888
Comerica Inc. ..................................        3,656       77,324
Fifth Third Bancorp ............................       17,316      122,944
First Horizon National Corp. ...................        4,815       57,778
Huntington Bancshares Inc. .....................        9,234       38,598
Keycorp ........................................       16,528       86,607
M&T Bank Corp. .................................        2,000      101,860

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Marshall & Ilsley Corp. ........................        6,498   $   31,190
PNC Financial Services Group, Inc. .............       11,104      430,946
Regions Financial Corp. ........................       27,568      111,375
SunTrust Banks, Inc. ...........................       11,329      186,362
US Bancorp .....................................       46,299      829,678
Wells Fargo & Co. ..............................      112,302    2,724,447
Zions Bancorporation ...........................        2,500       28,900
                                                                 5,170,897

COMMERCIAL SERVICES & SUPPLIES -- 0.5%

Avery Dennison Corp. ...........................        2,655       68,180
Cintas Corp. ...................................        3,300       75,372
Iron Mountain Inc. .............................        4,600      132,250 (a)
Pitney Bowes Inc. ..............................        4,932      108,159
Republic Services, Inc. ........................        8,050      196,501
RR Donnelley & Sons Co. ........................        5,199       60,412
Stericycle, Inc. ...............................        2,200      113,366 (a)
Waste Management, Inc. .........................       12,003      338,005
                                                                 1,092,245

COMMUNICATIONS EQUIPMENT -- 2.7%

Ciena Corp. ....................................        2,742       28,380 (a)
Cisco Systems, Inc. ............................      139,164    2,594,017 (a,d)
Harris Corp. ...................................        3,400       96,424
JDS Uniphase Corp. .............................        4,450       25,454 (a)
Juniper Networks, Inc. .........................       12,800      302,080 (a)
Motorola, Inc. .................................       54,650      362,330
QUALCOMM Inc. ..................................       39,978    1,807,006
Tellabs, Inc. ..................................        9,252       53,014 (a)
                                                                 5,268,705

COMPUTERS & PERIPHERALS -- 5.3%

Apple Inc. .....................................       21,535    3,067,230 (a)
Dell Inc. ......................................       41,928      575,671 (a,d)
EMC Corp. ......................................       48,614      636,843 (a)
Hewlett-Packard Co. ............................       57,549    2,224,269
International Business
   Machines Corp. ..............................       31,930    3,334,131
Lexmark International, Inc.
   (Class A) ...................................        1,700       26,945 (a)
NetApp, Inc. ...................................        8,200      161,704 (a)
QLogic Corp. ...................................        2,900       36,772 (a)
SanDisk Corp. ..................................        5,500       80,795 (a)
Sun Microsystems, Inc. .........................       18,390      169,556 (a)
Teradata Corp. .................................        4,400      103,092 (a)
Western Digital Corp. ..........................        5,300      140,450 (a)
                                                                10,557,458

CONSTRUCTION & ENGINEERING -- 0.2%

Fluor Corp. ....................................        4,304      220,752
Jacobs Engineering Group, Inc. .................        3,100      130,479 (a)
Quanta Services, Inc. ..........................        4,700      108,711 (a)
                                                                   459,942

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.1%

Vulcan Materials Co. ...........................        2,800   $  120,680

CONSUMER FINANCE -- 0.6%

American Express Co. ...........................       28,696      666,895 (d)
Capital One Financial Corp. ....................       10,925      239,039
Discover Financial Services ....................       12,298      126,300
SLM Corp. ......................................       11,900      122,213 (a)
                                                                 1,154,447

CONTAINERS & PACKAGING -- 0.2%

Ball Corp. .....................................        2,416      109,107
Bemis Company Inc. .............................        2,362       59,522
Owens-Illinois, Inc. ...........................        3,900      109,239 (a)
Pactiv Corp. ...................................        3,248       70,482 (a)
Sealed Air Corp. ...............................        3,914       72,213
                                                                   420,563

DISTRIBUTORS -- 0.1%

Genuine Parts Co. ..............................        3,896      130,750

DIVERSIFIED CONSUMER SERVICES -- 0.2%

Apollo Group, Inc. (Class A) ...................        2,700      192,024 (a)
DeVry, Inc. ....................................        1,400       70,056
H&R Block Inc. .................................        8,408      144,870
                                                                   406,950

DIVERSIFIED FINANCIAL SERVICES -- 3.7%

Bank of America Corp. ..........................      195,129    2,575,703
CIT Group, Inc. ................................       10,800       23,220
Citigroup Inc. .................................      134,706      400,077 (d)
CME Group Inc. .................................        1,611      501,198
IntercontinentalExchange, Inc. .................        1,800      205,632 (a)
JPMorgan Chase & Co. ...........................       94,150    3,211,457 (d)
Leucadia National Corp. ........................        4,500       94,905
Moody's Corp. ..................................        4,584      120,788
NYSE Euronext ..................................        6,400      174,400
The NASDAQ OMX Group Inc. ......................        3,500       74,585 (a)
                                                                 7,381,965

DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.1%

AT&T Inc. ......................................      142,415    3,537,589
CenturyTel, Inc. ...............................        2,484       76,259
Embarq Corp. ...................................        3,370      141,742
Frontier Communications Corp. ..................        7,900       56,406
Qwest Communications
   International Inc. ..........................       34,948      145,034
Verizon Communications Inc. ....................       68,467    2,103,991
Windstream Corp. ...............................       11,043       92,320
                                                                 6,153,341

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.3%

Allegheny Energy, Inc. .........................        4,300   $  110,295
American Electric Power
   Comapny Inc. ................................       11,525      332,957 (d)
Duke Energy Corp. ..............................       31,354      457,455
Edison International ...........................        7,742      243,563
Entergy Corp. ..................................        4,647      360,235
Exelon Corp. ...................................       15,952      816,902
FirstEnergy Corp. ..............................        7,520      291,400
FPL Group, Inc. ................................        9,962      566,439
Northeast Utilities ............................        4,000       89,240
Pepco Holdings, Inc. ...........................        5,300       71,232
Pinnacle West Capital Corp. ....................        2,500       75,375
PPL Corp. ......................................        9,044      298,090
Progress Energy, Inc. ..........................        6,856      259,362
The Southern Co. ...............................       18,858      587,615
                                                                 4,560,160

ELECTRICAL EQUIPMENT -- 0.4%

Cooper Industries Ltd. .........................        4,059      126,032
Emerson Electric Co. ...........................       18,248      591,235
Rockwell Automation, Inc. ......................        3,368      108,180
                                                                   825,447

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

Agilent Technologies, Inc. .....................        8,485      172,330 (a)
Amphenol Corp. (Class A) .......................        4,100      129,724
Corning Inc. ...................................       37,939      609,300
FLIR Systems, Inc. .............................        3,600       81,216 (a)
Jabil Circuit, Inc. ............................        4,700       34,874
Molex Inc. .....................................        3,450       53,648
                                                                 1,081,092

ENERGY EQUIPMENT & SERVICES -- 1.8%

Baker Hughes Inc. ..............................        7,650      278,766
BJ Services Co. ................................        7,400      100,862
Cameron International Corp. ....................        5,200      147,160 (a)
Diamond Offshore Drilling, Inc. ................        1,700      141,185
ENSCO International Inc. .......................        3,400      118,558
FMC Technologies, Inc. .........................        3,000      112,740 (a)
Halliburton Co. ................................       21,891      453,144
Nabors Industries Ltd. .........................        7,000      109,060 (a)
National Oilwell Varco, Inc. ...................       10,200      333,132 (a)
Rowan Companies, Inc. ..........................        2,677       51,720
Schlumberger Ltd. ..............................       29,033    1,570,976
Smith International, Inc. ......................        5,200      133,900
                                                                 3,551,203

FOOD & STAPLES RETAILING -- 3.0%

Costco Wholesale Corp. .........................       10,366      473,726
CVS Caremark Corp. .............................       35,427    1,129,058
Safeway Inc. ...................................       10,000      203,700

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
SUPERVALU, Inc. ................................        5,313   $   68,803
Sysco Corp. ....................................       14,244      320,205
The Kroger Co. .................................       15,666      345,435
Walgreen Co. ...................................       24,200      711,480
Wal-Mart Stores, Inc. ..........................       53,887    2,610,286
Whole Foods Market, Inc. .......................        3,300       62,634
                                                                 5,925,327

FOOD PRODUCTS -- 1.8%

Archer-Daniels-Midland Co. .....................       15,486      414,560
Campbell Soup Co. ..............................        5,076      149,336
ConAgra Foods, Inc. ............................       11,068      210,956
Dean Foods Co. .................................        3,700       71,003 (a)
General Mills, Inc. ............................        7,903      442,726
HJ Heinz Co. ...................................        7,597      271,213
Hormel Foods Corp. .............................        1,700       58,718
Kellogg Co. ....................................        5,990      278,954
Kraft Foods Inc. (Class A) .....................       35,413      897,365
McCormick & Company Inc. .......................        3,300      107,349
Sara Lee Corp. .................................       17,057      166,476
The Hershey Co. ................................        3,984      143,424
The JM Smucker Co. .............................        3,017      146,807
Tyson Foods, Inc. (Class A) ....................        7,300       92,053
                                                                 3,450,940

GAS UTILITIES -- 0.1%

EQT CORP. ......................................        3,300      115,203
Nicor Inc. .....................................        1,243       43,033
Questar Corp. ..................................        4,400      136,664
                                                                   294,900

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.0%

Baxter International Inc. ......................       14,629      774,752 (d)
Becton Dickinson & Co. .........................        5,870      418,590
Boston Scientific Corp. ........................       36,860      373,760 (a)
CR Bard, Inc. ..................................        2,502      186,274
DENTSPLY International Inc. ....................        3,500      106,820
Hospira, Inc. ..................................        4,039      155,582 (a)
Intuitive Surgical, Inc. .......................          960      157,114 (a)
Medtronic, Inc. ................................       27,232      950,124
St Jude Medical, Inc. ..........................        8,292      340,801 (a)
Stryker Corp. ..................................        5,752      228,584
Varian Medical Systems, Inc. ...................        3,200      112,448 (a)
Zimmer Holdings, Inc. ..........................        5,300      225,780 (a)
                                                                 4,030,629

HEALTHCARE PROVIDERS & SERVICES -- 2.1%

Aetna Inc. .....................................       11,008      275,750
AmerisourceBergen Corp. ........................        7,284      129,218
Cardinal Health, Inc. ..........................        8,751      267,343
CIGNA Corp. ....................................        6,589      158,729
Coventry Health Care, Inc. .....................        3,400       63,614 (a)

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
DaVita Inc. ....................................        2,500   $  123,650 (a)
Express Scripts, Inc. ..........................        6,500      446,875 (a)
Humana Inc. ....................................        3,927      126,685 (a)
Laboratory Corporation of
   America Holdings ............................        2,700      183,033 (a)
McKesson Corp. .................................        6,502      286,088
Medco Health Solutions, Inc. ...................       11,566      527,525 (a)
Patterson Companies, Inc. ......................        2,100       45,570 (a)
Quest Diagnostics Inc. .........................        3,700      208,791
Tenet Healthcare Corp. .........................       11,495       32,416 (a)
UnitedHealth Group, Inc. .......................       28,776      718,825
WellPoint, Inc. ................................       11,700      595,413 (a)
                                                                 4,189,525

HEALTHCARE TECHNOLOGY -- 0.0%*

IMS Health Inc. ................................        4,457       56,604

HOTELS RESTAURANTS & LEISURE -- 1.5%

Carnival Corp. .................................       10,500      270,585
Darden Restaurants, Inc. .......................        3,229      106,492
International Game Technology ..................        6,900      109,710
Marriott International, Inc.
   (Class A) ...................................        7,070      156,035
McDonald's Corp. ...............................       26,690    1,534,408
Starbucks Corp. ................................       17,898      248,603 (a)
Starwood Hotels & Resorts
   Worldwide, Inc. .............................        4,300       95,460
Wyndham Worldwide Corp. ........................        3,849       46,650
Wynn Resorts Ltd. ..............................        1,500       52,950 (a)
Yum! Brands, Inc. ..............................       11,329      377,709
                                                                 2,998,602

HOUSEHOLD DURABLES -- 0.3%

Black & Decker Corp. ...........................        1,307       37,459
Centex Corp. ...................................        2,920       24,703
DR Horton, Inc. ................................        6,500       60,840
Fortune Brands, Inc. ...........................        3,541      123,014
Harman International
   Industries, Inc. ............................        1,200       22,560
KB Home ........................................        1,560       21,341
Leggett & Platt, Inc. ..........................        3,900       59,397
Lennar Corp. (Class A) .........................        3,200       31,008
Newell Rubbermaid Inc. .........................        6,956       72,412
Pulte Homes, Inc. ..............................        5,088       44,927
Snap-On Inc. ...................................        1,309       37,621
The Stanley Works ..............................        1,926       65,176
Whirlpool Corp. ................................        1,843       78,438
                                                                   678,896

HOUSEHOLD PRODUCTS -- 2.6%

Clorox Co. .....................................        3,384      188,929
Colgate-Palmolive Co. ..........................       12,172      861,047

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Kimberly-Clark Corp. ...........................       10,036   $  526,187 (d)
The Procter & Gamble Co. .......................       70,392    3,597,031
                                                                 5,173,194

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%

Constellation Energy Group, Inc. ...............        4,703      125,006
Dynegy Inc. (Class A) ..........................       14,800       33,596 (a)
The AES Corp. ..................................       15,700      182,277 (a)
                                                                   340,879

INDUSTRIAL CONGLOMERATES -- 2.0%

General Electric Co. ...........................      255,562    2,995,187 (f)
Textron, Inc. ..................................        6,325       61,100
3M Co. .........................................       16,880    1,014,488
                                                                 4,070,775

INSURANCE -- 2.3%

Aflac Inc. .....................................       11,400      354,426
American International
   Group, Inc. .................................       68,517       79,480 (d)
AON Corp. ......................................        6,736      255,092
Assurant, Inc. .................................        3,000       72,270
Chubb Corp. ....................................        8,494      338,741
Cincinnati Financial Corp. .....................        4,092       91,456
Genworth Financial, Inc. (Class A) .............        9,400       65,706
Hartford Financial Services
   Group, Inc. .................................        7,804       92,633
Lincoln National Corp. .........................        6,542      112,588
Loews Corp. ....................................        8,966      245,668
Marsh & McLennan
   Companies, Inc. .............................       12,469      251,001
MBIA Inc. ......................................        4,535       19,637 (a)
MetLife, Inc. ..................................       19,973      599,390
Principal Financial Group, Inc. ................        7,500      141,300
Prudential Financial, Inc. .....................       11,100      413,142
The Allstate Corp. .............................       13,211      322,348 (d)
The Progressive Corp. ..........................       16,673      251,929
The Travelers Companies, Inc. ..................       14,099      578,623
Torchmark Corp. ................................        2,172       80,451
Unum Group .....................................        7,889      125,120
XL Capital Ltd. ................................        7,900       90,534
                                                                 4,581,535

INTERNET & CATALOG RETAIL -- 0.4%

Amazon.com, Inc. ...............................        7,800      652,548 (a)
Expedia, Inc. ..................................        5,000       75,550 (a)
                                                                   728,098

INTERNET SOFTWARE & SERVICES -- 1.8%

Akamai Technologies, Inc. ......................        4,100       78,638 (a)
eBay Inc. ......................................       26,000      445,380 (a)
Google Inc. (Class A) ..........................        5,779    2,436,369 (a)

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
VeriSign, Inc. .................................        4,862   $   89,850 (a)
Yahoo! Inc. ....................................       33,689      527,570 (a)
                                                                 3,577,807

IT SERVICES -- 1.0%

Affiliated Computer
   Services, Inc. (Class A) ....................        2,500      111,050 (a)
Automatic Data Processing, Inc. ................       11,980      424,571
Cognizant Technology Solutions
   Corp. (Class A) .............................        7,100      189,570 (a)
Computer Sciences Corp. ........................        3,582      158,683 (a)
Convergys Corp. ................................        2,500       23,200 (a)
Fidelity National Information
   Services, Inc. ..............................        4,600       91,816
Fiserv, Inc. ...................................        3,850      175,945 (a)
Mastercard Inc. (Class A) ......................        1,700      284,427
Paychex, Inc. ..................................        7,925      199,710
The Western Union Co. ..........................       17,324      284,114
Total System Services, Inc. ....................        5,202       69,655
                                                                 2,012,741

LEISURE EQUIPMENT & PRODUCTS -- 0.1%

Eastman Kodak Co. ..............................        7,175       21,238
Hasbro, Inc. ...................................        3,096       75,047
Mattel, Inc. ...................................        8,551      137,244
                                                                   233,529

LIFE SCIENCES TOOLS & SERVICES -- 0.4%

Life Technologies Corp. ........................        4,103      171,177 (a)
Millipore Corp. ................................        1,345       94,432 (a)
PerkinElmer, Inc. ..............................        2,910       50,634
Thermo Fisher Scientific, Inc. .................       10,028      408,842 (a)
Waters Corp. ...................................        2,300      118,381 (a)
                                                                   843,466

MACHINERY -- 1.4%

Caterpillar Inc. ...............................       14,632      483,441
Cummins Inc. ...................................        4,756      167,459
Danaher Corp. ..................................        6,100      376,614
Deere & Co. ....................................       10,240      409,088
Dover Corp. ....................................        4,458      147,515
Eaton Corp. ....................................        4,000      178,440
Flowserve Corp. ................................        1,400       97,734
Illinois Tool Works Inc. .......................        9,417      351,631
PACCAR Inc. ....................................        9,022      293,305
Pall Corp. .....................................        2,878       76,440
Parker Hannifin Corp. ..........................        3,972      170,637
The Manitowoc Company Inc. .....................        2,500       13,150
                                                                 2,765,454

MEDIA -- 2.5%

CBS Corp. (Class B) ............................       16,009      110,782
Comcast Corp. (Class A) ........................       69,758    1,010,793

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Gannett Company Inc. ...........................        5,608   $   20,021
Interpublic Group of
   Companies, Inc. .............................       11,330       57,217 (a)
Meredith Corp. .................................          598       15,279
News Corp. (Class A) ...........................       55,600      506,516
Omnicom Group Inc. .............................        7,400      233,692
Scripps Networks Interactive, Inc.
   (Class A) ...................................        2,200       61,226
The DIRECTV Group Inc. .........................       12,400      306,404 (a)
The McGraw-Hill Companies, Inc. ................        7,721      232,479
The New York Times Co. (Class A) ...............        3,388       18,668
The Walt Disney Co. ............................       45,079    1,051,693
The Washington Post Co. (Class B) ..............          140       49,305
Time Warner Cable Inc. .........................        8,696      275,402
Time Warner Inc. ...............................       28,738      723,910
Viacom, Inc. (Class B) .........................       14,913      338,525 (a)
                                                                 5,011,912

METALS & MINING -- 0.9%

AK Steel Holding Corp. .........................        2,300       44,137
Alcoa Inc. .....................................       23,640      244,201 (d)
Allegheny Technologies Inc. ....................        2,451       85,613
Freeport-McMoRan Copper &
   Gold Inc. ...................................        9,955      498,845
Newmont Mining Corp. ...........................       11,928      487,497
Nucor Corp. ....................................        7,736      343,710
Titanium Metals Corp. ..........................        1,600       14,704
United States Steel Corp. ......................        2,965      105,969
                                                                 1,824,676

MULTILINE RETAIL -- 0.8%

Big Lots, Inc. .................................        1,800       37,854 (a)
Family Dollar Stores, Inc. .....................        3,500       99,050
JC Penney Company Inc. .........................        5,287      151,790
Kohl's Corp. ...................................        7,300      312,075 (a)
Macy's, Inc. ...................................       10,630      125,009
Nordstrom, Inc. ................................        3,792       75,423
Sears Holdings Corp. ...........................        1,419       94,392 (a)
Target Corp. ...................................       18,049      712,394
                                                                 1,607,987

MULTI-UTILITIES -- 1.4%

Ameren Corp. ...................................        5,042      125,495
Centerpoint Energy, Inc. .......................        8,618       95,487
CMS Energy Corp. ...............................        5,500       66,440
Consolidated Edison, Inc. ......................        6,807      254,718
Dominion Resources, Inc. .......................       14,100      471,222
DTE Energy Co. .................................        4,166      133,312
Integrys Energy Group, Inc. ....................        1,931       57,911
NiSource Inc. ..................................        6,915       80,629
PG&E Corp. .....................................        9,054      348,036
Public Service Enterprise
   Group Inc. ..................................       12,418      405,199
SCANA Corp. ....................................        3,000       97,410

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Sempra Energy ..................................        5,875   $  291,576
TECO Energy, Inc. ..............................        5,300       63,229
Wisconsin Energy Corp. .........................        3,000      122,130
Xcel Energy, Inc. ..............................       11,080      203,983
                                                                 2,816,777

OFFICE ELECTRONICS -- 0.1%

Xerox Corp. ....................................       20,590      133,423

OIL, GAS & CONSUMABLE FUELS -- 10.4%

Anadarko Petroleum Corp. .......................       11,856      538,144
Apache Corp. ...................................        8,148      587,878
Cabot Oil & Gas Corp. ..........................        2,500       76,600
Chesapeake Energy Corp. ........................       13,700      271,671
Chevron Corp. ..................................       48,358    3,203,718
ConocoPhillips .................................       35,719    1,502,341
Consol Energy Inc. .............................        4,400      149,424
Denbury Resources, Inc. ........................        6,100       89,853 (a)
Devon Energy Corp. .............................       10,792      588,164
El Paso Corp. ..................................       16,582      153,052
EOG Resources, Inc. ............................        6,100      414,312
Exxon Mobil Corp. ..............................      117,902    8,242,529 (d)
Hess Corp. .....................................        6,870      369,263 (d)
Marathon Oil Corp. .............................       17,342      522,514
Massey Energy Co. ..............................        1,800       35,172
Murphy Oil Corp. ...............................        4,700      255,304
Noble Energy, Inc. .............................        4,200      247,674
Occidental Petroleum Corp. .....................       19,620    1,291,192
Peabody Energy Corp. ...........................        6,400      193,024
Pioneer Natural Resources Co. ..................        3,000       76,500
Range Resources Corp. ..........................        3,800      157,358
Southwestern Energy Co. ........................        8,300      322,455 (a)
Spectra Energy Corp. ...........................       15,577      263,563
Sunoco, Inc. ...................................        2,876       66,723
Tesoro Corp. ...................................        3,300       42,009
The Williams Companies Inc. ....................       14,186      221,443
Valero Energy Corp. ............................       12,500      211,125
XTO Energy Inc. ................................       13,841      527,896
                                                                20,620,901

PAPER & FOREST PRODUCTS -- 0.2%

International Paper Co. ........................       10,075      152,435
MeadWestvaco Corp. .............................        4,100       67,281
Weyerhaeuser Co. ...............................        5,094      155,010
                                                                   374,726

PERSONAL PRODUCTS -- 0.2%

Avon Products, Inc. ............................       10,528      271,412
The Estee Lauder Companies Inc.
   (Class A)....................................        2,900       94,743
                                                                   366,155

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.3%

Abbott Laboratories ............................       37,504   $1,764,188 (d)
Allergan, Inc. .................................        7,504      357,040
Bristol-Myers Squibb Co. .......................       47,908      973,011 (d)
Eli Lilly & Co. ................................       24,516      849,234
Forest Laboratories, Inc. ......................        7,400      185,814 (a)
Johnson & Johnson ..............................       66,527    3,778,734
King Pharmaceuticals, Inc. .....................        5,733       55,209 (a)
Merck & Company Inc. ...........................       51,150    1,430,154
Mylan Inc. .....................................        7,500       97,875 (a)
Pfizer Inc. ....................................      162,821    2,442,315
Schering-Plough Corp. ..........................       39,102      982,242 (d)
Watson Pharmaceuticals, Inc. ...................        2,600       87,594 (a)
Wyeth ..........................................       32,154    1,459,470 (d)
                                                                14,462,880

PROFESSIONAL SERVICES -- 0.2%

Dun & Bradstreet Corp. .........................        1,300      105,573
Equifax Inc. ...................................        3,200       83,520
Monster Worldwide, Inc. ........................        2,700       31,887 (a)
Robert Half International Inc. .................        3,900       92,118
                                                                   313,098

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.9%

Apartment Investment &
   Management Co. (Class A) (REIT) .............        2,431       21,514
Boston Properties, Inc. (REIT) .................        2,900      138,330
Developers Diversified Realty
   Corp. (REIT).................................          278        1,357
Equity Residential (REIT) ......................        6,500      144,495
HCP, Inc. (REIT) ...............................        6,500      137,735
Health Care REIT, Inc. (REIT) ..................        2,600       88,660
Host Hotels & Resorts, Inc. (REIT) .............       13,300      111,587
Kimco Realty Corp. (REIT) ......................        7,600       76,380
Plum Creek Timber Company,
   Inc. (REIT)..................................        4,000      119,120
ProLogis (REIT) ................................       10,800       87,048
Public Storage (REIT) ..........................        3,100      202,988
Simon Property Group, Inc. (REIT) ..............        6,725      345,867
Ventas, Inc. (REIT) ............................        3,600      107,496
Vornado Realty Trust (REIT) ....................        3,473      156,389
AvalonBay Communities, Inc. (REIT) .............        1,901      106,342
                                                                 1,845,308

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%*

CB Richard Ellis Group, Inc.
   (Class A)....................................        5,500       51,480 (a)

ROAD & RAIL -- 0.9%

Burlington Northern Santa Fe Corp. .............        6,674      490,806
CSX Corp. ......................................        9,439      326,873
Norfolk Southern Corp. .........................        8,918      335,941

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Ryder System, Inc. .............................        1,331  $    37,162
Union Pacific Corp. ............................       12,308      640,754
                                                                 1,831,536

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%

Advanced Micro Devices, Inc. ...................       13,974       54,079 (a,d)
Altera Corp. ...................................        7,200      117,216
Analog Devices, Inc. ...........................        7,100      175,938
Applied Materials, Inc. ........................       32,000      351,040 (d)
Broadcom Corp. (Class A) .......................       10,450      259,056 (a)
Intel Corp. ....................................      135,065    2,235,326 (d)
Kla-Tencor Corp. ...............................        4,000      101,000
Linear Technology Corp. ........................        5,600      130,760
LSI Corp. ......................................       14,692       66,996 (a)
MEMC Electronic Materials, Inc. ................        5,700      101,517 (a)
Microchip Technology Inc. ......................        4,500      101,475
Micron Technology, Inc. ........................       19,154       96,919 (a)
National Semiconductor Corp. ...................        4,566       57,303
Novellus Systems, Inc. .........................        2,200       36,740 (a)
Nvidia Corp. ...................................       13,100      147,899 (a)
Teradyne, Inc. .................................        3,600       24,696 (a)
Texas Instruments Inc. .........................       30,851      657,126
Xilinx, Inc. ...................................        6,700      137,082
                                                                 4,852,168

SOFTWARE -- 4.2%

Adobe Systems Inc. .............................       12,884      364,617 (a,d)
Autodesk, Inc. .................................        5,748      109,097 (a)
BMC Software, Inc. .............................        4,500      152,055 (a)
CA, Inc. .......................................        9,600      167,328
Citrix Systems, Inc. ...........................        4,200      133,938 (a)
Compuware Corp. ................................        5,600       38,416 (a)
Electronic Arts, Inc. ..........................        7,800      169,416 (a)
Intuit, Inc. ...................................        7,900      222,464 (a)
McAfee, Inc. ...................................        3,900      164,541 (a)
Microsoft Corp. ................................      184,854    4,393,980 (d)
Novell, Inc. ...................................        7,666       34,727 (a)
Oracle Corp. ...................................       91,752    1,965,328 (d)
Salesforce.com, Inc. ...........................        2,600       99,242 (a)
Symantec Corp. .................................       20,208      314,436 (a)
                                                                 8,329,585

SPECIALTY RETAIL -- 1.9%

Abercrombie & Fitch Co. (Class A) ..............        2,100       53,319
AutoNation, Inc. ...............................        2,872       49,829 (a)
AutoZone, Inc. .................................          844      127,537 (a)
Bed Bath & Beyond, Inc. ........................        6,300      193,725 (a)
Best Buy Company Inc. ..........................        8,400      281,316
GameStop Corp. (Class A) .......................        4,100       90,241 (a)
Home Depot, Inc. ...............................       41,118      971,618
Lowe's Companies, Inc. .........................       35,456      688,201
Ltd Brands, Inc. ...............................        6,288       75,267
Office Depot, Inc. .............................        5,400       24,624 (a)

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
O'Reilly Automotive, Inc. ......................        3,300  $   125,664 (a)
RadioShack Corp. ...............................        2,856       39,870
Staples, Inc. ..................................       17,350      349,950
The Gap Inc. ...................................       11,279      184,976
The Sherwin-Williams Co. .......................        2,463      132,386
Tiffany & Co. ..................................        3,100       78,616
TJX Companies, Inc. ............................       10,080      317,117
                                                                 3,784,256

TEXTILES APPAREL & LUXURY GOODS -- 0.4%

Coach, Inc. ....................................        7,500      201,600
NIKE, Inc. (Class B) ...........................        9,310      482,072
Polo Ralph Lauren Corp. (Class A) ..............        1,400       74,956
VF Corp. .......................................        2,202      121,881
                                                                   880,509

THRIFTS & MORTGAGE FINANCE -- 0.1%

Hudson City Bancorp, Inc. ......................       12,600      167,454
People's United Financial, Inc. ................        8,500      127,840
                                                                   295,294

TOBACCO -- 1.7%

Altria Group, Inc. .............................       49,679      814,239
Lorillard, Inc. ................................        4,111      278,602
Philip Morris International Inc. ...............       47,579    2,075,396
Reynolds American Inc. .........................        4,100      158,342
                                                                 3,326,579

TRADING COMPANIES & DISTRIBUTORS -- 0.1%

Fastenal Co. ...................................        3,300      109,461
WW Grainger, Inc. ..............................        1,582      129,534
                                                                   238,995

WIRELESS TELECOMMUNICATION SERVICES -- 0.4%

American Tower Corp. (Class A) .................        9,500      299,535 (a)
MetroPCS Communications, Inc. ..................        6,100       81,191 (a)
Sprint Nextel Corp. (Series 1) .................       69,200      332,852 (a)
                                                                   713,578

TOTAL COMMON STOCK
   (COST $240,448,002)..........................               194,554,472

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $124,867)..............................                    68,677 (e)

TOTAL INVESTMENTS IN SECURITIES
   (COST $240,572,869) .........................               194,623,149

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

GE Money Market Fund
   Institutional Class
   0.28% .......................................               $ 3,712,973 (b,g)

                                                   PRINCIPAL
                                                    AMOUNT
------------------------------------------------------------
Money Market Obligation Trust
   0.45%   12/31/30 ............................  $      470           473 (h)

U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bill
   0.15%   07/02/09 ............................     520,000       519,999 (b)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,233,443) ...........................                 4,233,445

TOTAL INVESTMENTS
   (COST $244,806,312) .........................               198,856,594

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.1)% ...............................                  (187,090)
                                                              ------------
NET ASSETS -- 100.0% ...........................              $198,669,504
                                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI S&P 500 Fund Index had the following long futures contracts open at June 30, 2009 (unaudited):

                                         NUMBER     CURRENT       UNREALIZED
                        EXPIRATION         OF       NOTIONAL    APPRECIATION/
DESCRIPTION               DATE         CONTRACTS     VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 EMini
   Index Futures       September 2009     102      $4,669,050     $ (115,311)

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(f) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment Adviser.

(g) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

(h)   Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                                           6/30/09+      12/31/08       12/31/07   12/31/06   12/31/05   12/31/04
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                  --             --             --         --         --    4/15/85
Net asset value, beginning of period .................   $   15.99      $   26.52      $   26.06  $   22.94  $   22.30  $   20.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................        0.18           0.52           0.47       0.42       0.36       0.36
   Net realized and unrealized
     gains/(losses) on investments ...................        0.32         (10.46)          0.86       3.12       0.65       1.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .......        0.50          (9.94)          1.33       3.54       1.01       2.15
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................          --           0.50           0.47       0.42       0.37       0.36
   Net realized gains ................................          --           0.09           0.40         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................          --           0.59           0.87       0.42       0.37       0.36
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $   16.50      $   15.99      $   26.52  $   26.06  $   22.94  $   22.30
====================================================================================================================================
TOTAL RETURN (a) .....................................        3.13%        (37.40)%         5.10%     15.43%      4.51%     10.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........   $ 198,669      $ 209,176      $ 447,426  $ 497,105  $ 531,015  $ 601,008
   Ratios to average net assets:
     Net investment income* ..........................        2.33%          1.91%          1.62%      1.58%      1.47%      1.62%*
     Expenses* .......................................        0.45%(b)       0.41%(b)       0.39%      0.40%      0.40%      0.40%*
   Portfolio turnover rate ...........................           2%             4%             6%         4%         4%         5%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

*     Annualized for periods less than one year.

+     Unaudited

See Notes to Financial Statements.

Statement of Assets                                                                                                      S&P 500
and Liabilities  JUNE 30, 2009 (UNAUDITED)                                                                              INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $ 231,793,789) .....................................................   $ 191,559,286
   Investments in affiliated securities, at market (cost $ 8,779,080) ............................................       3,063,863
   Short-term Investments at market (cost $520,470) ..............................................................         520,472
   Short-term affiliated investments (at amortized cost) .........................................................       3,712,973
   Receivable for investments sold ...............................................................................         160,264
   Income receivables ............................................................................................         270,240
   Receivable for fund shares sold ...............................................................................          12,566
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS ................................................................................................     199,299,664
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased .............................................................................         336,022
   Payable for fund shares redeemed ..............................................................................          64,153
   Payable to GEAM ...............................................................................................         146,928
   Accrued other expenses ........................................................................................          32,601
   Variation margin payable ......................................................................................          29,428
   Other liabilities .............................................................................................          21,028
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES ...........................................................................................         630,160
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................................................   $ 198,669,504
===================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...............................................................................................     290,952,264
   Undistributed (distribution in excess of)
     net investment income .......................................................................................       2,399,490
   Accumulated net realized loss .................................................................................     (48,617,221)
   Net unrealized depreciation on:
     Investments .................................................................................................     (45,949,718)
     Futures .....................................................................................................        (115,311)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................................................   $ 198,669,504
===================================================================================================================================
CLASS 1:
NET ASSETS .......................................................................................................     198,669,504
Shares outstanding ($0.01 par value; unlimited shares authorized) ................................................      12,042,327
Net asset value per share ........................................................................................   $       16.50

See Notes to Financial Statements.

STATEMENT OF OPERATIONS                                                                                                 S&P 500
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                                                                     INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend ....................................................................................................   $   2,499,486
     Interest ....................................................................................................          99,743
     Interest from affliated investments .........................................................................           8,340
     Less: Foreign taxes withheld ................................................................................             224
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..................................................................................................       2,607,793
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administrative fees ............................................................................         330,259
     Transfer agent ..............................................................................................              24
     Directors's fees ............................................................................................           2,808
     Custody and accounting expenses .............................................................................          17,902
     Professional fees ...........................................................................................          24,322
     Registration expenses .......................................................................................          18,629
     Other expenses ..............................................................................................          28,519
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ................................................................         422,463
-----------------------------------------------------------------------------------------------------------------------------------
     Less: Expenses reimbursed by the adviser ....................................................................          (3,349)
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses ................................................................................................         419,114
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .........................................................................................       2,188,679
===================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
     REALIZED GAIN (LOSS) ON:
       Investments ...............................................................................................     (14,557,931)
       Futures ...................................................................................................         434,780
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments ...............................................................................................      16,630,555
       Futures ...................................................................................................        (235,415)
       Foreign currency transactions .............................................................................             209
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments .............................................................       2,272,198
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................................   $   4,460,877
===================================================================================================================================

See Notes to Financial Statements.

Statements of                                                                                                  S&P 500
Changes in Net Assets                                                                                         INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SIX MONTHS ENDED   YEAR ENDED
                                                                                                    JUNE 30, 2009    DECEMBER 31,
                                                                                                      (UNAUDITED)        2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .....................................................................   $    2,188,679   $   6,554,179
     Net realized loss on investments, futures and foreign currency related
       transactions .............................................................................      (14,123,151)    (26,812,058)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures and foreign currency related translation .........................       16,395,349    (134,714,212)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from operations ......................................................        4,460,877    (154,972,091)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
     Class 1 ....................................................................................               --      (6,315,180)
     Net realized gains
     Class 1 ....................................................................................               --      (1,148,328)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................................................               --      (7,463,508)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ..........................        4,460,877    (162,435,599)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
     Class 1 ....................................................................................        2,683,184       7,168,562
     Value of distributions reinvested
     Class 1 ....................................................................................               --       7,463,508
     Cost of shares redeemed
     Class 1 ....................................................................................      (17,650,352)    (90,446,405)
-----------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions .......................................................      (14,967,168)    (75,814,335)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS .................................................................      (10,506,291)   (238,249,934)

NET ASSETS
   Beginning of period ..........................................................................      209,175,795     447,425,729
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ................................................................................   $  198,669,504   $ 209,175,795
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ..................   $    2,399,490   $     210,811
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
     Shares sold ................................................................................          179,390         343,939
     Issued for distributions reinvested ........................................................               --         473,269
     Shares redeemed ............................................................................       (1,212,998)     (4,612,561)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares .....................................................................       (1,033,608)     (3,795,353)
===================================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                 Level 1      Level 2   Level 3       Total
--------------------------------------------------------------------------------
Investments in Securities     $198,267,918   $588,676   $    --    $198,856,594
Other Financial Instruments       (115,311)        --        --        (115,311)

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

          Cost of         Gross Tax      Gross Tax     Net Tax Appreciation
      Investments for    Unrealized     Unrealized       (Depreciation)
       Tax Purposes     Appreciation   Depreciation      on Investments
--------------------------------------------------------------------------------
        $253,449,760    $29,922,887    $(84,516,053)      $(54,593,166)

As of December 31, 2008, the Fund has capital loss carryovers, as indicated below.

                       Amount                         Expires
--------------------------------------------------------------------------------
                    $21,852,323                      12/31/16

During the year ended December 31, 2008, there were no capital loss carryover expirations. Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred $3,878,195 losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                 Ordinary                 Long-Term
                  Income                Capital Gains                  Total
--------------------------------------------------------------------------------
2008            $6,315,180                $1,148,328                $ 7,463,508
2007             7,666,833                 6,622,449                 14,289,282

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                 Undistributed
           (Distribution in Excess of)             Accumulated
             Net Investment Income              Net Realized Gain
--------------------------------------------------------------------------------
                    $(42,881)                        $42,881

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk in the normal course of pursuing their investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                 Asset Derivatives June 30, 2009                Liability Derivatives June 30, 2009
Derivatives not       -----------------------------------------------------   --------------------------------------
accounted for as             Location in            Notional                     Location in      Notional
hedging instruments         the Statements        Value/No. of                 the Statements   Value/No. of
under FASB                    of Assets             Contracts       Fair          of Assets       Contracts     Fair
Statement 133              and Liabilities        Long/(Short)      Value     and Liabilities   Long/(Short)   Value
--------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables, Net Assets -       5,100      (115,311)*          --              --         --
                      Unrealized Appreciation/
                      (Depreciation)
--------------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                        Change in Unrealized
Derivatives not accounted          Location in the             Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments          Statements of           (Loss) on Derivatives          on Derivatives
under FASB Statement 133              Operations            Recognized in Income        Recognized in Income
---------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on           434,780                   (235,415)
                             futures, Increase/(decrease)
                             in unrealized appreciation/
                             (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

3.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $1,819 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information).

4.    SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------

                         Purchases               Sales
--------------------------------------------------------------------------------
                         $       --           $        --

                                Other Securities
--------------------------------------------------------------------------------

                         Purchases               Sales
--------------------------------------------------------------------------------
                         $4,120,215           $16,694,965

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Premier Growth Equity Fund                              Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Premier Growth Equity Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public- Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Premier Growth Equity Fund                  Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.


TOTAL RETURNS AS OF
JUNE 30, 2009                                                 6-MONTH   12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                   3.16     -26.21
Global equities (MSCI World Index)                              6.35     -29.50
International equities (MSCI EAFE Index)                        7.95     -31.35
Emerging Markets equities (MSCI EM
   Index)                                                      36.01     -28.07
Small-cap U.S. equities (Russell 2000
   Index)                                                       2.64     -25.01
Mid-cap U.S. equities (Russell Mid Cap
   Index)                                                       9.96     -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                   1.90       6.05
U.S. short-term government fixed income
   (Barclays Capital U.S. Treasury Bond
   Index 1-3 Year)                                              0.47       4.94
U.S. tax-exempt income (Barclays
   Capital U.S. Municipal Bond Index 10
   year)                                                        4.38       5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Premier Growth Equity Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Premier Growth Equity Fund                                              Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ......................................................   1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ................................   2

NOTES TO SCHEDULE OF INVESTMENTS ..........................................   8

FINANCIAL STATEMENTS

   Financial Highlights ...................................................   9

   Statement of Assets and Liabilities ....................................  10

   Statement of Operations ................................................  11

   Statements of Changes in Net Assets ....................................  12

   Notes to Financial Statements ..........................................  13

ADDITIONAL INFORMATION ....................................................  20

INVESTMENT TEAM ...........................................................  23

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

[PHOTO OF DAVID B. CARLSON]

DAVID B. CARLSON

DAVID B. CARLSON IS CHIEF INVESTMENT OFFICER - U.S. EQUITIES AT GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON IS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987, A SENIOR VICE PRESIDENT IN 1989.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Premier Growth Equity Fund returned 17.60% for the Class 1 shares and 17.34% for the Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned 3.16% and the Fund's Morningstar peer group of 432 US Insurance Large-Cap Growth funds returned an average of 11.35% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets almost made a round trip in the first half of 2009. Stocks fell sharply through early March against a backdrop of severe global economic recession, but picked up again as clarity emerged in the U.S. financial sector with the resolution of the government bank stress tests and improving credit spreads. By the end of the period, the equity rally lost momentum -- while the S&P 500 achieved a greater than 14% return from March 31st to May 4th, it advanced just 1% in the next eight weeks. June's returns were basically flat, reflecting investor uncertainty on whether or not the fundamentals were in place for sustainable economic growth. Sector performance has been mixed, with only three S&P 500 sectors achieving year-to-date gains: information technology (+25%), materials (+14%) and consumer discretionary (+9%). The defensive health care sector was flat on a total return basis. Financials, although they rallied almost 36% in the second quarter, are down 3% year-to-date. Industrials (-6%) and telecom (-4%) have also lagged. In this environment, growth outperformed value as evidenced by the returns of the Russell 1000 Growth (+11.5%) and Russell 1000 Value (-2.9%), and large caps beat small caps -- although the smaller, lower quality companies led the market in the second quarter's rally.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund benefited from positive contributions in every economic sector year-to-date; however financials contributed the most, returning 36% versus a 3% decline in the S&P 500 sector. Owning outperformers among diversified financials and capital markets helped us to take advantage of the strong up-market in financials during the second half of the period. Chicago Mercantile Exchange Group (+51%), and Goldman Sachs (+76%) exemplified the broad-based strength among Premier Growth's holdings in this volatile sector. An advantageous tech overweight was also a key performance driver, with notable strength among companies benefiting from growth in the smart phone market, including Research in Motion (+75%) and Qualcomm (+27%). Within energy, emphasizing services companies like Transocean (+57%) at the expense of large integrated oil companies (-6%) helped returns. And one final key single-stock contributor was Liberty Media Entertainment, which soared 53% on news of its deal to combine with DirecTV.

--------------------------------------------------------------------- [Q&A LOGO]

      On a sector level, materials was the only sector to slightly detract from performance, as the Fund missed a rally in metals and mining stocks during the period. Our Premier Growth process prefers companies with sustainable earnings growth profiles as opposed to the more cyclical patterns characteristic of most materials and industrial companies. In terms of single stock detractors in a generally strong period of stock selection, Aflac (-31%), Comcast (-12%), Amgen (-8%), Lincare (-13%) and Lowe's (-9%) tempered the Fund's outperformance.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We ended the period with 35 stocks in the portfolio, consistent with our history. The Fund's largest sector weighting remains technology at approximately 32% of the portfolio. Some of corporate America's strongest balance sheets are in the technology sector, with companies such as Microsoft, Qualcomm, and Cisco holding extremely large cash balances and little to no debt. We ended the period with a new underweight in health care, as we tendered our shares of Genentech to Roche at $95 per share, and eliminated Johnson & Johnson. The Fund also went from underweight to overweight in financials, as signs of healing emerged in terms of a reduction in spreads as well as a more constructive capital raising environment. While we made incremental purchases of CME, State Street and Aflac, strong price movements in many of our core financials holdings bolstered our positioning (e.g., CME which we believe will benefit from a migration in derivatives transactions from over-the-counter to exchanges and Goldman Sachs which has managed to remain profitable throughout the credit crisis). The portfolio remains overweight in consumer discretionary (primarily media and retail) and underweight in energy, although we will likely add to this sector when we see signs of a better economy.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE         EXPENSES PAID
                         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)     DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------------------

      Class 1                     1,000.00                     1,175.95                     4.86

      Class 4                     1,000.00                     1,173.36                     7.17
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------------------

      Class 1                     1,000.00                     1,020.13                     4.51

      Class 4                     1,000.00                     1,018.03                     6.65
----------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.90% FOR CLASS 1 SHARES AND 1.33% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD)

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 17.60% FOR CLASS 1 SHARES, AND 17.34% FOR CLASS 4 SHARES.

Premier Growth Equity Fund                                           (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

             Premier Growth Equity Fund     S&P 500 Index
   06/99                $10,000                $10,000
   12/99                $11,343                $10,784
   12/00                $10,750                $ 9,794
   12/01                $ 9,767                $ 8,627
   12/02                $ 7,715                $ 6,720
   12/03                $ 9,945                $ 8,651
   12/04                $10,645                $ 9,592
   12/05                $10,782                $10,064
   12/06                $11,760                $11,654
   12/07                $12,388                $12,294
   12/08                $ 7,847                $ 7,746
   06/09                $ 9,227                $ 7,991

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 12/12/97)
--------------------------------------------------------------------------------

                                   SIX        ONE       FIVE       TEN       ENDING VALUE OF A
                                  MONTHS      YEAR      YEAR       YEAR     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
Premier Growth Equity Fund         17.60%    -19.97%    -1.67%    -0.80%          $9,227
-----------------------------------------------------------------------------------------------
S&P 500 Index                       3.16%    -26.21%    -2.24%    -2.22%          $7,991
-----------------------------------------------------------------------------------------------
Morningstar peer group average*    11.35%    -27.32%    -2.03%    -2.65%
===============================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

             Premier Growth Equity Fund     S&P 500 Index
05/01/08                $10,000                $10,000
   06/08                $ 9,352                $ 9,276
   09/08                $ 8,800                $ 8,499
   12/08                $ 6,351                $ 6,634
   06/09                $ 7,452                $ 6,844

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                       SIX       ONE          SINCE        ENDING VALUE OF A
                                      MONTHS     YEAR       INCEPTION     $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
Premier Growth Equity Fund             17.34%    -20.32%       -22.28%           $7,452
---------------------------------------------------------------------------------------------
S&P 500 Index                           3.16%    -26.21%       -27.75%           $6,844
---------------------------------------------------------------------------------------------
Morningstar peer group average**       11.35%    -27.32%
=============================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large-and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $45,399 (in thousands)

                                   [PIE CHART]

Information Technology                                                 34.7%
Consumer  Discretionary                                                17.5%
Financials                                                             15.1%
Healthcare                                                             12.2%
Energy                                                                  6.8%
Consumer Staples                                                        3.5%
Materials                                                               3.2%
Industrials                                                             2.9%
Telecommunication Services                                              2.3%
Short-Term                                                              1.8%
Other Investments                                                       0.0%***

TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

QUALCOMM Inc.                                                             4.80%
--------------------------------------------------------------------------------
Liberty Media Corp - Entertainment (Series A)                             4.77%
--------------------------------------------------------------------------------
The Western Union Co.                                                     4.20%
--------------------------------------------------------------------------------
CME Group Inc.                                                            4.17%
--------------------------------------------------------------------------------
Intuit, Inc.                                                              4.12%
--------------------------------------------------------------------------------
State Street Corp.                                                        4.10%
--------------------------------------------------------------------------------
Amgen Inc.                                                                3.95%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                         3.63%
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                                   3.56%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                             3.52%
================================================================================

  * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE GROWTH PEER GROUP CONSISTING OF 432, 420, 336, AND 148 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

 ** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE LARGE GROWTH PEER GROUP CONSISTING OF 432 AND 420 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

***   LESS THAN 0.1%.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.6% +
--------------------------------------------------------------------------------

BEVERAGES -- 3.5%

PepsiCo, Inc. ...............................       29,063   $  1,597,302

BIOTECHNOLOGY -- 5.8%

Amgen Inc. ..................................       33,907      1,795,037    (a)
Gilead Sciences, Inc. .......................       17,577        823,307    (a)
                                                                2,618,344

CAPITAL MARKETS -- 7.3%

State Street Corp. ..........................       39,443      1,861,710    (c)
The Goldman Sachs Group, Inc. ...............        9,688      1,428,399
                                                                3,290,109

CHEMICALS -- 3.2%

Monsanto Co. ................................       19,375      1,440,337

COMMERCIAL SERVICES & SUPPLIES -- 2.7%

Iron Mountain Inc. ..........................       42,211      1,213,566    (a)

COMMUNICATIONS EQUIPMENT -- 10.0%

Cisco Systems, Inc. .........................       76,117      1,418,821  (a,d)
QUALCOMM Inc. ...............................       48,162      2,176,922
Research In Motion Ltd. .....................       13,148        934,165    (a)
                                                                4,529,908

DIVERSIFIED FINANCIAL SERVICES -- 4.2%

CME Group Inc. ..............................        6,089      1,894,349

ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS -- 3.7%

Corning Inc. ................................       61,309        984,622
Molex Inc. (Class A) ........................       48,992        704,505    (d)
                                                                1,689,127

ENERGY EQUIPMENT & SERVICES -- 6.8%

Schlumberger Ltd. ...........................       30,447      1,647,487
Transocean Ltd. .............................       19,375      1,439,369    (a)
                                                                3,086,856

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.0%

Medtronic, Inc. .............................       25,465        888,474

--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES       VALUE
--------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 4.5%

Express Scripts, Inc. .......................        7,474   $    513,837    (a)
Lincare Holdings Inc. .......................       31,831        748,665    (a)
VCA Antech, Inc. ............................       28,371        757,506    (a)
                                                                2,020,008

HOTELS RESTAURANTS & LEISURE -- 1.8%

Carnival Corp. ..............................       31,139        802,452

INSURANCE -- 1.8%

Aflac Inc. ..................................       26,987        839,026

INTERNET SOFTWARE & SERVICES -- 3.1%

Baidu, Inc ADR ..............................        1,887        568,157    (a)
eBay Inc. ...................................       47,746        817,889    (a)
                                                                1,386,046

IT SERVICES -- 8.5%

Paychex, Inc. ...............................       36,674        924,185
The Western Union Co. .......................      116,252      1,906,533
Visa, Inc. (Class A) ........................       16,608      1,034,014
                                                                3,864,732

MACHINERY -- 2.9%

Dover Corp. .................................       39,443      1,305,169

MEDIA -- 10.2%

Comcast Corp. (Class A) .....................      100,336      1,414,738
Liberty Global, Inc. (Series C) .............       65,046      1,028,377    (a)
Liberty Media Corp - Entertainment
   (Series A) ...............................       80,961      2,165,707    (a)
                                                                4,608,822

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%

CB Richard Ellis Group, Inc.
   (Class A) ................................       87,189        816,089    (a)

SOFTWARE -- 6.8%

Intuit, Inc. ................................       66,430      1,870,669  (a,d)
Microsoft Corp. .............................       51,206      1,217,167
                                                                3,087,836

SPECIALTY RETAIL -- 5.6%

Bed Bath & Beyond, Inc. .....................       52,590      1,617,142  (a)
Lowe's Companies, Inc. ......................       48,023        932,126
                                                                2,549,268

WIRELESS TELECOMMUNICATION SERVICES -- 2.4%

American Tower Corp. (Class A) ..............       33,907      1,069,088    (a)

TOTAL COMMON STOCK
   (COST $52,187,247) .......................                  44,596,908

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $4,771) ............................                $      2,624    (e)

TOTAL INVESTMENTS IN SECURITIES
   (COST $52,192,018) .......................                  44,599,532

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class
   0.28% ....................................                     799,138  (b,f)
   (COST $799,138)

TOTAL INVESTMENTS
   (COST $52,991,156) .......................                  45,398,670

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.4)% ............................                    (171,009)
                                                             ------------

NET ASSETS -- 100.0% ........................                $ 45,227,661
                                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Premier Growth Equity had the following short futures contracts open at June 30, 2009 (unaudited):

                                           NUMBER     CURRENT      UNREALIZED
                          EXPIRATION        OF        NOTIONAL    APPRECIATION/
DESCRIPTION                  DATE        CONTRACTS     VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index
  Futures               September 2009       2       $(457,750)    $(9,213)

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR   American Depository Receipt

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                         -----------------------------------------------------------------  ------------------------
                                                                      CLASS 1                                      CLASS 4
                                         -----------------------------------------------------------------  ------------------------
                                         6/30/09+    12/31/08     12/31/07  12/31/06   12/31/05   12/31/04  6/30/09+   12/31/08**
                                         -----------------------------------------------------------------  ------------------------
INCEPTION DATE                                --           --           --         --        --   12/12/97      --       5/1/08
Net asset value, beginning of period ..  $ 46.49     $  78.95     $  82.17  $   75.65  $  74.95  $   70.46  $46.55     $  78.52
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss) .......     0.14         0.30         0.23       0.35      0.24       0.47   (0.06)        0.02
   Net realized and unrealized
      gains/(losses) on investments ...     8.04       (29.32)        4.19       6.51      0.73       4.48    8.13       (28.75)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ..............     8.18       (29.02)        4.42       6.86      0.97       4.95    8.07       (28.73)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............       --         0.26         0.23       0.34      0.27       0.46      --         0.06
   Return of Capital ..................       --         0.01           --         --        --         --      --         0.01
   Net realized gains .................       --         3.17         7.41         --        --         --      --         3.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           --         3.44         7.64       0.34      0.27       0.46      --         3.24
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $ 54.67     $  46.49     $  78.95  $   82.17  $  75.65   $  74.95  $54.62     $  46.55
====================================================================================================================================
TOTAL RETURN (a) .....................     17.60%      (36.66)%       5.34%      9.07%     1.29%      7.03%  17.34%      (36.49)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
      thousands) ......................  $45,220     $ 43,308     $ 94,720  $ 110,538  $126,682   $137,801  $    7     $      6
   Ratios to average net assets:
      Net investment income* ..........     0.38%        0.36%        0.24%      0.41%     0.30%      0.62%  (0.06)%       0.05%*
      Expenses* .......................     0.90%(b)     0.76%(b)     0.72%      0.71%     0.71%      0.71%   1.33%(b)     1.21%(b)*
   Portfolio turnover rate ............       10%          23%          29%        27%       34%        22%     10%          23%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

                                                                      PREMIER
Statement of Assets                                                   GROWTH
and Liabilities  JUNE 30, 2009 (UNAUDITED)                          EQUITY FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $52,187,247) .....   $ 44,596,908
   Investments in affiliated securities, at market
      (cost $4,771) ............................................          2,624
   Short-term affiliated investments (at amortized cost) .......        799,138
   Receivable for investments sold .............................         91,005
   Income receivables ..........................................         19,682
   Receivable for fund shares sold .............................            968
   Variation margin receivable .................................          2,850
--------------------------------------------------------------------------------
      TOTAL ASSETS .............................................     45,513,175
--------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ...........................        135,612
   Payable for fund shares redeemed ............................         61,616
   Payable to GEAM .............................................         47,338
   Accrued other expenses ......................................         33,809
   Other liabilities ...........................................          7,139
--------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................        285,514
--------------------------------------------------------------------------------
NET ASSETS .....................................................   $ 45,227,661
================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .............................................     58,128,452
   Undistributed (distribution in excess of)
      net investment income ....................................         79,563
   Accumulated net realized loss ...............................     (5,378,655)
   Net unrealized depreciation on:
      Investments ..............................................     (7,592,486)
      Futures ..................................................         (9,213)
--------------------------------------------------------------------------------
NET ASSETS .....................................................   $ 45,227,661
================================================================================

CLASS 1:

NET ASSETS .....................................................     45,220,209
Shares outstanding ($0.01 par value; unlimited shares
   authorized) .................................................        827,161
Net asset value per share ......................................   $      54.67

CLASS 4:

NET ASSETS .....................................................       7,452.00
Shares outstanding ($0.01 par value; unlimited shares
   authorized) .................................................         136.00
Net asset value per share ......................................   $      54.62

See Notes to Financial Statements.

Statement of Operations                                               PREMIER
                                                                      GROWTH
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                  EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend .................................................   $    239,012
      Interest .................................................         24,789
      Interest from affliated investments ......................          2,493
--------------------------------------------------------------------------------
   TOTAL INCOME ................................................        266,294
--------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administrative fees .........................        134,738
      Distributors Fees (Notes 4)
         Service Class .........................................             15
      Transfer agent ...........................................          9,812
      Directors' fees ..........................................            581
      Custody and accounting expenses ..........................         21,098
      Professional fees ........................................         11,562
      Registration expenses ....................................          1,641
      Other expenses ...........................................          8,465
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ..............        187,912
--------------------------------------------------------------------------------
      Less: Expenses reimbursed by the adviser .................         (1,181)
--------------------------------------------------------------------------------
      NET EXPENSES .............................................        186,731
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................         79,563
================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
         Investments ...........................................     (3,464,844)
         Futures ...............................................         33,340
   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
         Investments ...........................................     10,039,813
         Futures ...............................................           (150)
--------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ..........      6,608,159
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $  6,687,722
================================================================================

See Notes to Financial Statements.

                                                                                                   PREMIER
Statements of                                                                                      GROWTH
Changes in Net Assets                                                                            EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                       SIX MONTHS ENDED    YEAR ENDED
                                                                                         JUNE 30, 2009    DECEMBER 31,
                                                                                          (UNAUDITED)         2008
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
     Net investments income ........................................................      $    79,563     $    262,873
     Net realized gain (loss) on investments and futures ...........................       (3,431,504)         745,786
     Net increase (decrease) in unrealized appreciation/(depreciation)
        on investments and futures .................................................       10,039,663      (29,818,290)
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .......................................        6,687,722      (28,809,631)
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
        Class 1 ....................................................................               --         (222,187)
        Class 4 ....................................................................               --               (7)
     Return of Capital
        Class 1 ....................................................................               --          (11,151)
        Class 4 ....................................................................               --               (2)
     Net realized gains
        Class 1 ....................................................................               --       (2,751,709)
        Class 4 ....................................................................               --             (404)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS ..............................................................               --       (2,985,460)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions ..............        6,687,722      (31,795,091)
-----------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of shares
        Class 1 ....................................................................          386,704        1,952,543
        Class 4 ....................................................................               --           10,000
     Value of distributions reinvested
        Class 1 ....................................................................               --        2,985,047
        Class 4 ....................................................................               --              413
     Cost of shares redeemed
        Class 1 ....................................................................       (5,160,992)     (24,559,128)
-----------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions ..........................................       (4,774,288)     (19,611,125)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................................        1,913,434      (51,406,216)

NET ASSETS
  Beginning of period ..............................................................       43,314,227       94,720,443
-----------------------------------------------------------------------------------------------------------------------
  End of period ....................................................................      $45,227,661     $ 43,314,227
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD .....      $    79,563     $         --
-----------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES

CLASS 1
Shares sold ........................................................................            7,759           28,477
Issued for distributions reinvested ................................................               --           65,620
Shares redeemed ....................................................................         (112,193)        (362,227)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ........................................................         (104,434)        (268,130)
=======================================================================================================================
CLASS 4
Shares sold ........................................................................               --              127
Issued for distributions reinvested ................................................               --                9
-----------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ........................................................               --              136
=======================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTION

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                 Level 1      Level 2   Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities      $ 45,396,046   $ 2,624    $ --     $ 45,398,670
Other Financial Instruments          (9,213)       --      --           (9,213)

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

              Cost of         Gross Tax      Gross Tax     Net Tax Appreciation/
          Investments for    Unrealized     Unrealized        (Depreciation)
            Tax Purposes    Appreciation   Depreciation       on Investments
--------------------------------------------------------------------------------
            $54,610,658      $1,963,833    $(11,175,821)       $(9,211,988)

As of December 31, 2008, the Fund has no capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred $336,712 losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

          Ordinary     Long-Term      Return
           Income    Capital Gains   of Capital     Total
-------------------------------------------------------------
2008      $323,003    $2,651,304      $ 11,153    $2,985,460
2007       477,858     7,913,484            --     8,391,342

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

            Undistributed    Accumulated
           Net Investment   Net Realized
               Income           Loss        Paid In Capital
-----------------------------------------------------------
              $(40,895)        $52,048         $(11,153)

On October 1, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVES INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                             Asset Derivatives June 30, 2009               Liability Derivatives June 30, 2009
                          --------------------------------------   --------------------------------------------------
Derivatives not
accounted for as            Location in       Notional                   Location in            Notional
hedging instruments        the Statements   Value/No. of                the Statements        Value/No. of
under FASB                   of Assets       Contracts     Fair           of Assets            Contracts       Fair
Statement 133             and Liabilities   Long/(Short)   Value        and Liabilities       Long/(Short)    Value
---------------------------------------------------------------------------------------------------------------------
Equity Contracts                --              --          --     Payables, Net Assets -         (500)      (9,250)*
                                                                   Unrealized Appreciation/
                                                                   (Depreciation)
---------------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                         Change in Unrealized
Derivatives not accounted             Location in the            Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments             Statements of          (Loss) on Derivatives        on Derivatives
under FASB Statement 133                 Operations            Recognized in Income      Recognized in Income
-----------------------------------------------------------------------------------------------------------------
Equity Contracts               Net realized gain/(loss) on            33,340                     (150)
                               futures, Increase/(decrease)
                               in unrealized appreciation/
                               (depreciation) on futures
-----------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

DISTRIBUTION AND SERVICE (12b-1) FEE The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $380 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                           Purchases          Sales
--------------------------------------------------------------------------------
                             $ --             $ --

                                Other Securities
--------------------------------------------------------------------------------
                           Purchases           Sales
--------------------------------------------------------------------------------
                          $4,093,917         $8,876,443

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Core Value Equity Fund                                  Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Core Value Equity Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Core Value Equity Fund                      Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                6-MONTH    12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  3.16      -26.21
Global equities (MSCI World Index)                             6.35      -29.50
International equities
   (MSCI EAFE Index)                                           7.95      -31.35
Emerging Markets equities
   (MSCI EM Index)                                            36.01      -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                        2.64      -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                     9.96      -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                  1.90        6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                          0.47        4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                         4.38        5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Core Value Equity Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Core Value Equity Fund                                                  Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE .....................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................    2

NOTES TO SCHEDULE OF INVESTMENTS .........................................    9

FINANCIAL STATEMENTS

   Financial Highlights ..................................................   10

   Statement of Assets and Liabilities ...................................   11

   Statement of Operations ...............................................   12

   Statements of Changes in Net Assets ...................................   13

   Notes to Financial Statements .........................................   14

ADDITIONAL INFORMATION ...................................................   21

INVESTMENT TEAM ..........................................................   24

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Core Value Equity Fund
--------------------------------------------------------------------------------

THE CORE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS.

[PHOTO OF PAUL C. REINHARDT]

PAUL REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND LEAD PORTFOLIO MANAGER OF THE CORE VALUE EQUITY FUND. HE HAS SERVED IN THIS CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

[PHOTO OF STEPHEN V. GELHAUS]

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE CORE VALUE EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITIES GROUP FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER FOR THE CORE VALUE EQUITY FUND IN AUGUST 1999.

Q. HOW DID THE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Core Value Equity Fund returned 4.48% for the Class 1 shares and 4.16% for the Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned 3.16% and the Fund's Morningstar peer group of 475 US Insurance Large Blend funds returned an average of 5.31% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets almost made a round trip in the first half of 2009. Stocks fell sharply through early March against a backdrop of severe global economic recession, but picked up again as clarity emerged in the U.S. financial sector with the resolution of the government bank stress tests and improving credit spreads. By the end of the period, the equity rally lost momentum -- while the S&P 500 achieved a greater than 14% return from March 31st to May 4th, it advanced just 1% in the next eight weeks. June's returns were basically flat, reflecting investor uncertainty on whether or not the fundamentals are in place for sustainable economic growth.

      Sector performance has been mixed, with only three S&P 500 sectors achieving year-to-date gains: information technology (+25%), materials (+14%) and consumer discretionary (+9%). The defensive health care sector was flat on a total return basis. Financials, although they rallied almost 36% in the second quarter, are down 3% year-to-date. Industrials (-6%) and telecom (-4%) have also lagged. In this environment, growth outperformed value as evidenced by the returns of the Russell 1000 Growth (+11.5%) and Russell 1000 Value (-2.9%), and large caps beat small caps -- although the smaller, lower quality companies led the market in the second quarter's rally.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Stock selection in consumer staples, energy and materials sectors were the Fund's primary performance drivers. In

--------------------------------------------------------------------- [Q&A LOGO]

      consumer staples, owning Pepsi Bottling Group helped as it soared 55% on PepsiCo's takeover bid. PepsiCo owns 33% of Pepsi Bottling Group and it reportedly intends to acquire the rest of the company. Also within consumer staples, underweighting the more defensive food retailers and selected household products companies helped performance as investors embraced risk assets during the rally in the second half of the period. Within energy, emphasizing services companies like Transocean (+57%) at the expense of large integrated oil companies (-6%) helped returns. Materials was one of the best performing S&P 500 sectors for the period amid a recovery in metals pricing, and Freeport McMoran (+105%) and Allegheny Technologies (+39%) added significantly to the Fund's performance in this environment. Although the Fund is constructed stock by stock on the basis of bottom-up fundamental research, being underweight in the lagging health care sector added to relative performance. We were concerned about the risk of continued price deflation in this sector amid Washington's proposed healthcare reform.

      In terms of negative contributors, technology and financial stock selection hurt performance results. The Fund's technology holdings failed to keep pace with the benchmark's, despite a 20% rally among the tech companies held by the Fund. Not owning Apple (+67%) was the key detractor, although a lofty valuation kept Apple from candidacy for inclusion in the Fund. Amid continued volatility in the financials sector, our holdings dragged on Fund returns, despite strength in State Street (+20%) after the federal government's stress tests verified its financial strength. Lagging performances in property & casualty insurance holdings, namely ACE (-16%), Aon (-16%) and Chubb (-20%), more than offset the positive contribution from State Street. We believe some of the property and casualty insurers are well-positioned to gain market share, and have attractive valuations.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. The Fund continued to emphasize financially strong companies that the investment team believes will be market share winners in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices and our research team's insights have created opportunities in all economic sectors.

      During the period, we have added to holdings in certain financial companies with strong balance sheets, robust risk management capabilities, solid capital structures, and industry leadership. As of June 30, our bottom-up process had resulted in financials being our top sector overweight, with an emphasis on custody banks, investment banks and quality insurers. We also took advantage of values within the energy and materials sectors to increase our weighting in commodity-oriented companies during the period. During the six months ended June 30, 2009 the Fund became underweight in consumer staples and increased its underweight in health care, seeing better opportunities for appreciation outside these classically defensive sectors.

Core Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                           ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE       EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,044.75                  6.44

   Class 4                       1,000.00                   1,041.60                  8.61
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,018.33                  6.36

   Class 4                       1,000.00                   1,016.23                  8.50
---------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.27% FOR CLASS 1 SHARES AND 1.70% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD)

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 4.48% FOR CLASS 1 SHARES, AND 4.16% FOR CLASS 4 SHARES.

Core Value Equity Fund                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                           Core Value Equity Fund            S&P 500 Index
     04/28/00                      $10,000                      $10,000
        12/00                      $ 9,979                      $ 9,155
        12/01                      $ 9,105                      $ 8,064
        12/02                      $ 7,506                      $ 6,282
        12/03                      $ 9,311                      $ 8,087
        12/04                      $10,202                      $ 8,967
        12/05                      $10,616                      $ 9,408
        12/06                      $12,511                      $10,893
        12/07                      $13,775                      $11,492
        12/08                      $ 9,238                      $ 7,240
        06/09                      $ 9,651                      $ 7,469

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 4/28/00)
--------------------------------------------------------------------------------

                                     SIX      ONE      FIVE      SINCE      ENDING VALUE OF A
                                   MONTHS    YEAR      YEAR    INCEPTION   $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
Core Value Equity Fund              4.48%   -23.04%    0.28%     -0.39%          $9,651
---------------------------------------------------------------------------------------------
S&P 500 Index                       3.16%   -26.21%   -2.24%     -3.13%          $7,469
---------------------------------------------------------------------------------------------
Morningstar peer group average*     5.31%   -26.22%   -2.14%     -2.07%
=============================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                           Core Value Equity Fund            S&P 500 Index
     05/01/08                      $10,000                      $10,000
        06/08                      $ 9,420                      $ 9,276
        09/08                      $ 8,819                      $ 8,499
        12/08                      $ 6,923                      $ 6,634
        06/09                      $ 7,211                      $ 6,844

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                      SIX      ONE       SINCE      ENDING VALUE OF A
                                    MONTHS     YEAR    INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------
Core Value Equity Fund               4.16%   -23.44%    -24.43%          $7,211
-------------------------------------------------------------------------------------
S&P 500 Index                        3.16%   -26.21%    -27.75%          $6,844
-------------------------------------------------------------------------------------
Morningstar peer group average**     5.31%   -26.22%
=====================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Market Value of $19,360 (in thousands)

                                   [PIE CHART]

Information Technology                                                     17.4%
Financials                                                                 17.3%
Energy                                                                     13.2%
Consumer Staples                                                           11.2%
Healthcare                                                                 11.0%
Consumer Discretionary                                                      8.1%
Industrials                                                                 7.2%
Materials                                                                   4.3%
Short-Term                                                                  3.5%
Telecommunication Services                                                  3.4%
Utilities                                                                   3.3%
Other Investments                                                           0.1%

TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Microsoft Corp.                                                            3.61%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.18%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              2.61%
--------------------------------------------------------------------------------
Time Warner Inc.                                                           2.41%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                       2.33%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                                        2.21%
--------------------------------------------------------------------------------
International Business Machines Corp.                                      2.14%
--------------------------------------------------------------------------------
Intel Corp.                                                                2.04%
--------------------------------------------------------------------------------
Omnicom Group Inc.                                                         1.96%
--------------------------------------------------------------------------------
State Street Corp.                                                         1.90%
================================================================================

 * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 475, 463, 323 AND 161 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 475 AND 463 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

CORE VALUE EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CORE VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.9% +
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 2.4%

Honeywell International Inc. ...................        4,206   $  132,068
ITT Corp. ......................................        3,905      173,773
Rockwell Collins, Inc. .........................        3,605      150,437
                                                                   456,278

AUTOMOBILES -- 0.2%

Toyota Motor Corp. ADR .........................          442       33,384

BEVERAGES -- 4.7%

Molson Coors Brewing Co. (Class B) .............        2,704      114,460
Pepsi Bottling Group, Inc. .....................        8,531      288,689
PepsiCo, Inc. ..................................        9,192      505,192
                                                                   908,341

BIOTECHNOLOGY -- 1.7%

Amgen Inc. .....................................        6,368      337,122 (a)

CAPITAL MARKETS -- 6.8%

Ameriprise Financial, Inc. .....................        8,124      197,169
Morgan Stanley .................................        5,707      162,707
State Street Corp. .............................        7,810      368,632 (c)
The Bank of New York Mellon Corp. ..............       11,415      334,574
The Charles Schwab Corp. .......................        7,209      126,446
The Goldman Sachs Group, Inc ...................          901      132,843
                                                                 1,322,371

CHEMICALS -- 0.7%

Potash Corp of Saskatchewan Inc. ...............        1,502      139,761

COMMERCIAL BANKS -- 1.2%

US Bancorp .....................................        5,107       91,517
Wells Fargo & Co. ..............................        6,008      145,754
                                                                   237,271

COMMUNICATIONS EQUIPMENT -- 0.9%

Cisco Systems, Inc. ............................        9,665      180,156 (a,d)

COMPUTERS & PERIPHERALS -- 4.3%

Hewlett-Packard Co. ............................       11,054      427,237
International Business
   Machines Corp. ..............................        3,965      414,025
                                                                   841,262

--------------------------------------------------------------------------------
                                                       Number
                                                    of Shares        Value
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.1%

Bank of America Corp. ..........................       12,016   $  158,611
JPMorgan Chase & Co. ...........................       13,217      450,832
                                                                   609,443

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%

AT&T Inc. ......................................       13,518      335,787
Verizon Communications Inc. ....................        6,849      210,470
                                                                   546,257

ELECTRIC UTILITIES -- 2.1%

American Electric Power
   Comapny Inc. ................................        2,163       62,489
Edison International ...........................        8,446      265,711
Entergy Corp. ..................................          901       69,846
                                                                   398,046

ELECTRICAL EQUIPMENT -- 1.3%

ABB Ltd. ADR ...................................       15,620      246,484

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%

Corning Inc. ...................................       10,334      165,964

ENERGY EQUIPMENT & SERVICES -- 4.3%

Halliburton Co. ................................       10,213      211,409
National Oilwell Varco, Inc. ...................        2,824       92,232 (a)
Schlumberger Ltd. ..............................        4,206      227,587
Transocean Ltd. ................................        4,085      303,475 (a)
                                                                   834,703

FOOD PRODUCTS -- 3.0%

Archer-Daniels-Midland Co. .....................        2,283       61,116
Kraft Foods Inc. (Class A) .....................        7,209      182,676
McCormick & Company Inc. .......................        6,849      222,798
Nestle S.A. ADR ................................        3,004      113,010
                                                                   579,600

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.6%

Becton Dickinson & Co. .........................        1,550      110,531
Boston Scientific Corp. ........................       22,529      228,444 (a)
Covidien Plc ...................................        4,163      155,863
                                                                   494,838

HEALTHCARE PROVIDERS & SERVICES -- 1.7%

Cardinal Health, Inc. ..........................        8,291      253,290
McKesson Corp. .................................        1,802       79,288
                                                                   332,578

HOUSEHOLD PRODUCTS -- 1.4%

Clorox Co. .....................................          901       50,303
Kimberly-Clark Corp. ...........................        2,403      125,989
The Procter & Gamble Co. .......................        1,864       95,250
                                                                   271,542

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

CORE VALUE EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
INSURANCE -- 5.8%

ACE Ltd. .......................................        6,609   $  292,316
AON Corp. ......................................        3,965      150,155
Chubb Corp. ....................................        1,202       47,936
MetLife, Inc. ..................................        8,231      247,012
PartnerRe Ltd. .................................        1,162       75,472
Principal Financial Group, Inc. ................          994       18,727
Prudential Financial, Inc. .....................        4,133      153,830
The Travelers Companies, Inc. ..................        3,364      138,059
                                                                 1,123,507

IT SERVICES -- 2.4%

Affiliated Computer Services, Inc.
   (Class A) ...................................        4,085      181,456 (a)
The Western Union Co. ..........................       16,822      275,881
                                                                   457,337

LIFE SCIENCES TOOLS & SERVICES -- 0.9%

Life Technologies Corp. ........................        3,184      132,836 (a)
Thermo Fisher Scientific, Inc. .................        1,021       41,626 (a)
                                                                   174,462

MACHINERY -- 1.6%

Deere & Co. ....................................        4,886      195,196
Eaton Corp. ....................................        2,764      123,302
                                                                   318,498

MEDIA -- 6.4%

Comcast Corp. (Class A) ........................       16,822      237,190
Omnicom Group Inc. .............................       12,016      379,465
The Walt Disney Co. ............................        5,107      119,146
Time Warner Inc. ...............................       18,504      466,116
Viacom, Inc. (Class B) .........................        1,802       40,905 (a)
                                                                 1,242,822

METALS & MINING -- 3.2%

Allegheny Technologies Inc. ....................        4,626      161,586
Barrick Gold Corp. .............................        3,605      120,948
Freeport-McMoRan
   Copper & Gold Inc. ..........................        6,789      340,197
                                                                   622,731

MULTILINE RETAIL -- 0.3%

Target Corp. ...................................        1,322       52,179

MULTI-UTILITIES -- 1.2%

Dominion Resources, Inc. .......................        7,209      240,925

OIL, GAS & CONSUMABLE FUELS -- 8.9%

Apache Corp. ...................................        2,223      160,389
Chevron Corp. ..................................        2,583      171,124

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Devon Energy Corp. .............................        3,604   $  196,418
Exxon Mobil Corp. ..............................        8,806      615,627 (d)
Hess Corp. .....................................        1,081       58,104
Marathon Oil Corp. .............................       10,814      325,826
Occidental Petroleum Corp. .....................        3,004      197,693
                                                                 1,725,181

PAPER & FOREST PRODUCTS -- 0.4%

Weyerhaeuser Co. ...............................        2,484       75,588

PERSONAL PRODUCTS -- 0.3%

Avon Products, Inc. ............................        1,242       32,019
The Estee Lauder Companies Inc.
   (Class A) ...................................        1,021       33,356
                                                                    65,375

PHARMACEUTICALS -- 4.1%

Abbott Laboratories ............................        1,802       84,766
Bristol-Myers Squibb Co. .......................       13,818      280,644
Merck & Company Inc. ...........................        1,802       50,384
Pfizer Inc. ....................................        5,527       82,905
Wyeth ..........................................        6,444      292,493
                                                                   791,192

ROAD & RAIL -- 0.8%

Union Pacific Corp. ............................        2,884      150,141

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%

Intel Corp. ....................................       23,851      394,734
Kla-Tencor Corp. ...............................        3,490       88,124
Lam Research Corp. .............................        4,506      117,156 (a)
MEMC Electronic Materials, Inc. ................        1,202       21,408 (a)
Microchip Technology Inc. ......................        4,506      101,610
Taiwan Semiconductor Manufacturing
    Company Ltd. ADR ...........................        4,206       39,578
Texas Instruments Inc. .........................        5,107      108,779
                                                                   871,389

SOFTWARE -- 4.4%

Microsoft Corp. ................................       29,439      699,765 (d)
Oracle Corp. ...................................        7,209      154,417 (d)
                                                                   854,182

SPECIALTY RETAIL -- 1.2%

Bed Bath & Beyond, Inc. ........................        5,107      157,040 (a)
Lowe's Companies, Inc. .........................        4,206       81,638
                                                                   238,678

TOBACCO -- 1.8%

Altria Group, Inc. .............................        1,802       29,535
Philip Morris International Inc. ...............        7,270      317,117
                                                                   346,652

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

CORE VALUE EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%

American Tower Corp. (Class A) .................        3,605  $   113,666 (a)

TOTAL COMMON STOCK
   (COST $19,616,915) ..........................                18,399,906

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.5%
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund ..............        4,838       57,911 (f)
Industrial Select Sector SPDR Fund .............       10,393      228,230 (d,f)

TOTAL EXCHANGE TRADED FUNDS
   (COST $470,669) .............................                   286,141

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $13,965) ..............................                     7,681 (e)

TOTAL INVESTMENTS IN SECURITIES
   (COST $20,101,549) ..........................                18,693,728

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class 0.28%
   (COST $666,164) .............................                   666,164 (b,g)

TOTAL INVESTMENTS
   (COST $20,767,713) ..........................                19,359,892

OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% .................................                    22,547
                                                               -----------

NET ASSETS -- 100.0% ...........................               $19,382,439
                                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Core Value Equity Fund Index had the following long futures contracts open at June 30, 2009 (Unaudited):

                                      NUMBER        CURRENT         UNREALIZED
                    EXPIRATION          OF          NOTIONAL       APPRECIATION/
DESCRIPTION            DATE          CONTRACTS       VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index
   Futures        September 2009         2          $457,750          $10,650

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(f) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(g) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR   American Depository Receipt

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

CORE VALUE EQUITY FUND

                                          ---------------------------------------------------------------- -------------------------
                                                                      CLASS 1                                       CLASS 4
                                          ---------------------------------------------------------------- -------------------------
                                          6/30/09+    12/31/08     12/31/07  12/31/06  12/31/05  12/31/04  6/30/09+    12/31/08**
                                          ---------------------------------------------------------------- -------------------------
INCEPTION DATE .........................       --           --           --        --        --   4/28/00       --       5/1/08
Net asset value, beginning of period ...  $  6.48     $  10.16     $  10.70  $  10.01  $   9.77  $   9.02  $  6.49     $   9.82
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income ...............     0.04         0.11         0.12      0.17      0.11      0.11    (0.01)        0.05
   Net realized and unrealized
      gains/(losses) on investments ....     0.25        (3.46)        0.97      1.62      0.29      0.75     0.28        (3.08)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS ..........................     0.29        (3.35)        1.09      1.79      0.40      0.86     0.27        (3.03)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............       --         0.12         0.12      0.17      0.12      0.11       --         0.09
   Net realized gains ..................       --         0.21         1.51      0.93      0.04        --       --         0.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................       --         0.33         1.63      1.10      0.16      0.11       --         0.30
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........  $  6.77     $   6.48     $  10.16  $  10.70  $  10.01  $   9.77  $  6.76     $   6.49
====================================================================================================================================
TOTAL RETURN (a) .......................     4.48%      (32.94)%      10.10%    17.85%     4.06%     9.57%    4.16%      (30.77)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ...................  $19,375     $ 20,361     $ 37,765  $ 39,683  $ 37,115  $ 37,128  $     7     $      7
   Ratios to average net assets:
      Net investment income* ...........     1.26%        1.18%        0.96%     1.55%     1.13%     1.26%    0.81%        0.95%*
      Expenses* ........................     1.27%(b)     0.95%(b)     0.81%     0.81%     0.80%     0.80%    1.70%(b)     1.40%(b)*
   Portfolio turnover rate .............       34%          68%          45%       42%       36%       53%      34%          68%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

                                                                     CORE VALUE
Statement of Assets                                                    EQUITY
and Liabilities   JUNE 30, 2009 (UNAUDITED)                             FUND
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market (cost $20,087,584) .......   $18,686,047
  Investments in affiliated securities, at market
     (cost $$13,965) ............................................         7,681
  Short-term affiliated investments (at amortized cost) .........       666,164
  Receivable for investments sold ...............................        97,436
  Income receivables ............................................        23,851
  Receivable for fund shares sold ...............................         4,918
--------------------------------------------------------------------------------
    TOTAL ASSETS ................................................    19,486,097
--------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased .............................        39,169
  Payable for fund shares redeemed ..............................            38
  Payable to GEAM ...............................................        13,593
  Accrued other expenses ........................................        39,776
  Variation margin payable ......................................         2,850
  Other liabilities .............................................         8,232
--------------------------------------------------------------------------------
    TOTAL LIABILITIES ...........................................       103,658
--------------------------------------------------------------------------------
NET ASSETS ......................................................   $19,382,439
================================================================================
NET ASSETS CONSIST OF:
  Capital paid in ...............................................    25,158,964
  Undistributed (distribution in excess of)
    net investment income .......................................       114,676
  Accumulated net realized loss .................................    (4,494,030)
  Net unrealized appreciation/(depreciation) on:
    Investments .................................................    (1,407,821)
    Futures .....................................................        10,650
--------------------------------------------------------------------------------
NET ASSETS ......................................................   $19,382,439
================================================================================

CLASS 1:

NET ASSETS ......................................................    19,375,225
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ..................................................     2,862,514
Net asset value per share .......................................   $      6.77

CLASS 4:

NET ASSETS ......................................................         7,214
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ..................................................         1,067
Net asset value per share .......................................   $      6.76

See Notes to Financial Statements.

                                                                     CORE VALUE
Statement of Operations                                                EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                      FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..................................................   $   221,331
      Interest ..................................................         9,820
      Interest from affliated investments .......................         1,277
      Less: Foreign taxes withheld ..............................        (1,746)
--------------------------------------------------------------------------------
   TOTAL INCOME .................................................       230,682
--------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees ..........................        59,419
      Distributors Fees (Notes 4) ...............................
         Service Class ..........................................            15
      Transfer agent ............................................         9,776
      Directors's fees ..........................................           306
      Custody and accounting expenses ...........................        26,473
      Professional fees .........................................        10,158
      Registration expenses .....................................         1,209
      Other expenses ............................................         9,144
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............       116,500
--------------------------------------------------------------------------------
      Less: Expenses reimbursed by the adviser ..................          (494)
--------------------------------------------------------------------------------
      NET EXPENSES ..............................................       116,006
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................       114,676
================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED LOSS ON:
         Investments ............................................    (2,986,220)
         Futures ................................................       (26,445)
      INCREASE IN UNREALIZED APPRECIATION ON:
         Investments ............................................     3,588,181
         Futures ................................................        11,620
--------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ...........       587,136
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $   701,812
================================================================================

See Notes to Financial Statements.

                                                                                                CORE VALUE
Statements of                                                                                     EQUITY
Changes in Net Assets                                                                              FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS ENDED      YEAR ENDED
                                                                                      JUNE 30, 2009      DECEMBER 31,
                                                                                       (UNAUDITED)           2008
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income ....................................................   $        114,676    $      343,611
      Net realized loss on investments and futures ..............................         (3,012,665)       (1,070,866)
      Net increase (decrease) in unrealized appreciation/(depreciation)
         on investments and futures .............................................          3,599,801       (10,354,106)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ...................................            701,812       (11,081,361)
-----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income
         Class 1 ................................................................                 --          (348,972)
         Class 4 ................................................................                 --               (94)
      Net realized gains
         Class 1 ................................................................                 --          (634,685)
         Class 4 ................................................................                 --              (216)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................................                 --          (983,967)
-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ..........            701,812       (12,065,328)
-----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares
         Class 1 ................................................................            321,468           992,710
         Class 4 ................................................................                 --            10,000
      Value of distributions reinvested
      Class 1 ...................................................................                 --           983,648
         Class 4 ................................................................                 --               310
      Cost of shares redeemed
         Class 1 ................................................................         (2,008,449)       (7,319,163)
         Class 4 ................................................................                 --                --
-----------------------------------------------------------------------------------------------------------------------
      Net decrease from share transactions ......................................         (1,686,981)       (5,332,495)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS .................................................           (985,169)      (17,397,823)

NET ASSETS
   Beginning of period ..........................................................         20,367,608        37,765,431
-----------------------------------------------------------------------------------------------------------------------
   End of period ................................................................   $     19,382,439    $   20,367,608
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ..   $        114,676    $           --
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold .....................................................................             52,572           115,279
Issued for distributions reinvested .............................................                 --           153,935
Shares redeemed .................................................................           (333,236)         (843,882)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares .....................................................           (280,664)         (574,668)
=======================================================================================================================
CLASS 4
Shares sold .....................................................................                 --             1,018
Issued for distributions reinvested .............................................                 --                48
-----------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .....................................................                 --             1,066
=======================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                Level 1       Level 2     Level 3       Total
--------------------------------------------------------------------------------
Investments in Securities     $19,352,210      $7,681       $--      $19,359,892
Other Financial Instruments        10,650          --        --           10,650

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Repurchase Agreements The Fund may engage into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

                                                               Net Tax
          Cost of          Gross Tax        Gross Tax       Appreciation/
      Investments for      Unrealized       Unrealized     (Depreciation)
       Tax Purposes       Appreciation     Depreciation    on Investments
--------------------------------------------------------------------------------
        $21,261,148        $1,007,725      $(2,908,981)     $(1,901,256)

As of December 31, 2008, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred $1,010,356 losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                                      Long-Term
                  Ordinary             Capital
                   Income               Gains                 Total
-------------------------------------------------------------------------------
2008              $350,157           $  633,810            $  983,967
2007               741,446            4,501,504             5,242,950

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                    Undistributed
                    Net Investment            Accumulated
                       Income              Net Realized Loss
--------------------------------------------------------------------------------
                         $258                    $(258)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Fund's 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                               Asset Derivatives June 30, 2009               Liability Derivatives June 30, 2009
Derivatives not       -------------------------------------------------   ----------------------------------------
accounted for as        Location in                 Notional               Location in        Notional
hedging instruments    the Statements             Value/No. of            the Statements    Value/No. of
under FASB               of Assets                 Contracts      Fair       of Assets        Contracts      Fair
Statement 133         and Liabilities             Long/(Short)    Value   and Liabilities   Long/(Short)    Value
-----------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables, Net Assets -        500       10,650*         --              --           --
                      Unrealized Appreciation/
                      (Depreciation)
-----------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                       Change in Unrealized
Derivatives not accounted        Location in the               Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments        Statements of             (Loss) on Derivatives          on Derivatives
under FASB Statement 133            Operations               Recognized in Income       Recognized in Income
---------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on            (26,445)                   11,625
                             futures, Increase/(decrease)
                             in unrealized appreciation/
                             (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

DISTRIBUTION AND SERVICE (12b-1) FEE The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $172 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                         Purchases               Sales
--------------------------------------------------------------------------------
                            $ --                  $ --

                                Other Securities
--------------------------------------------------------------------------------
                          Purchases                Sales
--------------------------------------------------------------------------------
                         $6,159,232              $7,811,521

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                     Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN, GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Mid-Cap Equity Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public- Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Mid-Cap Equity Fund                         Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                               6-MONTH    12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                 3.16      -26.21
Global equities (MSCI World Index)                            6.35      -29.50
International equities
   (MSCI EAFE Index)                                          7.95      -31.35
Emerging Markets equities
   (MSCI EM Index)                                           36.01      -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                       2.64      -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                    9.96      -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                 1.90        6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                         0.47        4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                        4.38        5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                                     Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ....................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................     2

NOTES TO SCHEDULE OF INVESTMENTS ........................................     9

FINANCIAL STATEMENTS

   Financial Highlights .................................................    10

   Statement of Assets and Liabilities ..................................    11

   Statement of Operations ..............................................    12

   Statements of Changes in Net Assets ..................................    13

   Notes to Financial Statements ........................................    14

ADDITIONAL INFORMATION ..................................................    21

INVESTMENT TEAM .........................................................    24

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Russell* Mid-Cap Index (Russell Mid-Cap Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

Russell Mid-Cap Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

* RUSSELL INVESTMENT GROUP OWNS THE RUSSELL INDEX DATA, INCLUDING ALL APPLICABLE TRADEMARKS AND COPYRIGHTS, USED BY GE ASSET MANAGEMENT IN THESE MATERIALS. ANY UNAUTHORIZED USE OR REDISTRIBUTION OF SUCH RUSSELL INDEX DATA IS STRICTLY PROHIBITED. RUSSELL INVESTMENT GROUP IS NOT RESPONSIBLE FOR THE CONFIGURATION OF THIS MATERIAL OR FOR ANY INACCURACY IN GE ASSET MANAGEMENT'S PRESENTATION THEREOF.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------

[PHOTO OF DIANE M. WEHNER]

DIANE M. WEHNER

THE MID-CAP EQUITY FUND IS MANAGED BY DIANE M. WEHNER. MS. WEHNER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MID-CAP EQUITY FUND. SHE HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Mid-Cap Equity Fund returned 15.05% for the Class 1 shares and 14.94% for the Class 4 shares. The Russell Mid-Cap Index, the Fund's benchmark, returned 9.96% and the Fund's Morningstar peer group of 192 US Insurance Mid-Cap Growth funds returned an average of 14.00% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the first half of 2009, the equity market was extremely volatile. Macroeconomic concerns of a looming depression in the months of January and February gave way to signs of economic stability. This improved sentiment prevailed resulting in market appreciation as measured by the Russell Midcap Index of 44% off its low point on March 9, 2009. Information technology companies, many of which have strong balance sheets, outperformed throughout the period. This sector, which was one of the worst performing in 2008, ranked at the top year-to-date due to expectations for a recovery in IT spending. The Fund's overweight in this sector therefore was additive to performance.

      Conversely, our underweight in financial stocks benefited the Fund as this sector registered negative returns for the period. Despite a gradual thawing in the credit markets throughout the first half, we remained concerned about credit quality at the regional banks and believed that we were in the early innings of a commercial real estate downturn. Therefore, the portfolio was underweight banks and REITs which were down 28% and 13%, respectively. Consumer discretionary stocks performed well during the first six months of 2009 as a result of some improvement in consumer sentiment. While we remain cautious on the consumer due to the increasing unemployment rate and elevated levels of consumer debt, we reduced our underweight in these cyclical names which benefitted the Fund.

      Finally, the healthcare sector performed well during the period, increasing 16%. While the Fund benefitted from its sizable exposure to this sector (15% of portfolio), performance of some individual stocks within the services and life science tools industries suffered from company specific issues, which more than offset the benefits of being exposed to this relatively defensive growth industry.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed during the six-month period, largely due to solid stock selection within the consumer discretionary, information technology, financials, and energy sectors. Specifically Cheesecake Factory (+71%), a differentiated upscale casual dining restaurant chain, rose as the company reported better than expected results in part due to its cost cutting initiatives and the introduction of a smaller/lower priced menu. Meanwhile, software company Macrovision (+72%) benefited as investors recognized its strong technology position (it owns 4000 patents)

--------------------------------------------------------------------- [Q&A LOGO]

      and relatively inexpensive valuation. Also, within information technology, the Fund was positively impacted by Mercadolibre (+64%), a Latin American e-commerce company which is benefiting from the secular growth in internet adoption in this region. Within the financial sector, CB Richard Ellis Group (+117) rebounded as the company successfully raised capital and alleviated concerns about its balance sheet. As the market leader in commercial real estate services, the company is well positioned to benefit from increased activity in distressed commercial real estate sales. Energy services company Weatherford International (+81%) performed well during the period due to expectations that earnings are near trough levels and the company is best positioned to capitalize on an upturn in oil services activity.

      Within the healthcare sector, two companies detracted most from performance. Psychiatric Solutions (-18%) corrected in response to quality-of-care concerns at three of its facilities which are currently the subject of state investigations. Medical technology firm Masimo which develops and sells pulse oximeters (-19%) declined due to concerns about sales growth in light of lower hospital spending. Cogent, developer of automated fingerprint identification systems, (-21%) was negatively impacted by the loss of a key contract.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. During the period we increased the Fund's weighting in the consumer discretionary, energy, information technology and financial sectors, and we reduced our exposure to consumer staples, industrials and health care. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of the Fund's holdings.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                           ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE       EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------------
Class 1                          1,000.00                   1,150.48                 4.27

Class 4                          1,000.00                   1,149.38                 6.45
----------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------------

Class 1                          1,000.00                   1,020.61                 4.01

Class 4                          1,000.00                   1,018.62                 6.06
----------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% FOR CLASS 1 SHARES AND 1.21% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD)

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 15.05% FOR CLASS 1 SHARES, AND 14.94% FOR CLASS 4 SHARES.

Mid-Cap Equity Fund                                                  (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                             Russell MidCap
                            Mid-Cap Equity Fund                  Index
        06/99                     $10,000                       $10,000
        12/99                     $ 9,534                       $10,712
        12/00                     $10,324                       $11,597
        12/01                     $10,358                       $10,942
        12/02                     $ 8,932                       $ 9,172
        12/03                     $11,875                       $12,850
        12/04                     $13,777                       $15,442
        12/05                     $15,395                       $17,395
        12/06                     $16,688                       $20,055
        12/07                     $18,791                       $21,181
        12/08                     $11,685                       $12,399
        06/09                     $13,443                       $13,633

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1//97)
--------------------------------------------------------------------------------

                                     SIX       ONE      FIVE     TEN     ENDING VALUE OF A
                                    MONTHS     YEAR     YEAR     YEAR    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 15.05%   -23.51%    1.48%    3.00%        $13,443
-------------------------------------------------------------------------------------------
Russell Midcap Index                 9.96%   -30.36%   -0.10%    3.15%        $13,633
-------------------------------------------------------------------------------------------
Morningstar peer group average*     14.00%   -30.92%   -1.13%   -0.69%
===========================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                             Russell MidCap
                            Mid-Cap Equity Fund                  Index
     05/01/08                      $10,000                      $10,000
        06/08                      $ 9,596                      $ 9,617
        09/08                      $ 8,528                      $ 8,375
        12/08                      $ 6,364                      $ 6,091
        06/09                      $ 7,315                      $ 6,697

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                      SIX      ONE       SINCE      ENDING VALUE OF A
                                     MONTHS    YEAR    INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------
Mid-Cap Equity Fund                  14.94%   -23.78%   -23.50%          $7,315
-------------------------------------------------------------------------------------
Russell Midcap Index                  9.96%   -30.36%   -29.07%          $6,697
-------------------------------------------------------------------------------------
Morningstar peer group average**     14.00%   -30.92%
=====================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of mid-cap companies under normal circumstances. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Market Value of $84,068 (in thousands)

                                  [PIE CHART]

Information Technology                                                 18.4%
Consumer Discretionary                                                 15.0%
Healthcare                                                             14.9%
Financials                                                             12.2%
Energy                                                                  8.7%
Industrials                                                             7.6%
Utilities                                                               7.0%
Consumer Staples                                                        5.5%
Materials                                                               4.7%
Telecommunication Services                                              3.1%
Short-Term                                                              2.9%
Other Investments                                                       0.0%***

TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Macrovision Solutions Corp.                                                3.15%
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                               2.88%
--------------------------------------------------------------------------------
ITC Holdings Corp.                                                         2.38%
--------------------------------------------------------------------------------
Activision Blizzard, Inc.                                                  2.19%
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                    2.17%
--------------------------------------------------------------------------------
O'Reilly Automotive, Inc.                                                  2.13%
--------------------------------------------------------------------------------
Masimo Corp.                                                               1.95%
--------------------------------------------------------------------------------
ACE Ltd.                                                                   1.89%
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.                                             1.87%
--------------------------------------------------------------------------------
Corrections Corporation of America                                         1.86%
================================================================================

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MID-CAP GROWTH PEER GROUP CONSISTING OF 192, 190, 154 AND 65 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE MID-CAP GROWTH PEER GROUP CONSISTING OF 192 AND 190 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

***   LESS THAN 0.01%.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MID-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.5% +
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 3.7%

Alliant Techsystems, Inc. ...................       18,673   $  1,537,908 (a,c)
Hexcel Corp. ................................       62,855        599,008   (a)
ITT Corp. ...................................       22,289        991,860
                                                                3,128,776

BEVERAGES -- 1.6%

Pepsi Bottling Group, Inc. ..................       39,413      1,333,736

BIOTECHNOLOGY -- 2.4%

Amylin Pharmaceuticals, Inc. ................       57,107        770,944   (a)
Vertex Pharmaceuticals Inc. .................       33,918      1,208,838   (a)
                                                                1,979,782

CAPITAL MARKETS -- 3.5%

Affiliated Managers Group Inc. ..............       25,403      1,478,201   (a)
Greenhill & Company Inc. ....................        8,043        580,785
Invesco Ltd. ................................       32,115        572,289
The Charles Schwab Corp. ....................       16,959        297,461
                                                                2,928,736

CHEMICALS -- 4.1%

Intrepid Potash, Inc. .......................       38,194      1,072,488   (a)
Monsanto Co. ................................       13,624      1,012,808   (c)
Praxair, Inc. ...............................       19,314      1,372,646   (c)
                                                                3,457,942

COMMERCIAL BANKS -- 0.7%

SunTrust Banks, Inc. ........................       27,368        450,204
Zions Bancorporation ........................       13,497        156,025
                                                                  606,229

COMMERCIAL SERVICES & SUPPLIES -- 1.9%

Corrections Corporation of America ..........       92,193      1,566,359   (a)

COMMUNICATIONS EQUIPMENT -- 2.1%

Harris Corp. ................................       11,440        324,438   (c)
Harris Stratex Networks, Inc.
   (Class A) ................................        2,928         18,973   (a)
Juniper Networks, Inc. ......................       59,121      1,395,256   (a)
                                                                1,738,667

DIVERSIFIED FINANCIAL SERVICES -- 0.9%

CME Group Inc. ..............................        2,307        717,731

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES      VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.6%

ITC Holdings Corp. ..........................       44,096   $  2,000,195   (c)
Northeast Utilities .........................       43,763        976,353
                                                                2,976,548

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.0%

Cogent, Inc. ................................       79,277        850,642   (a)

ENERGY EQUIPMENT & SERVICES -- 3.4%

Dresser-Rand Group Inc. .....................       39,277      1,025,130   (a)
Noble Corp. .................................       17,423        527,046
Tesco Corp. .................................       47,981        380,969   (a)
Weatherford International Ltd. ..............       47,528        929,648   (a)
                                                                2,862,793

FOOD PRODUCTS -- 1.4%

McCormick & Company Inc. ....................       38,267      1,244,826   (c)

GAS UTILITIES -- 0.7%

EQT CORP. ...................................       17,423        608,237

HEALTHCARE EQUIPMENT & SUPPLIES -- 4.2%

DENTSPLY International Inc. .................       20,163        615,375
Gen-Probe Inc. ..............................       20,991        902,193   (a)
Hologic, Inc. ...............................       25,653        365,042   (a)
Masimo Corp. ................................       68,150      1,643,096 (a,c)
                                                                3,525,706

HEALTHCARE PROVIDERS & SERVICES -- 1.9%

Catalyst Health Solutions, Inc. .............       40,094        999,944   (a)
Psychiatric Solutions, Inc. .................       27,112        616,527 (a,c)
                                                                1,616,471

HOTELS RESTAURANTS & LEISURE -- 2.7%

Life Time Fitness, Inc. .....................       28,962        579,530   (a)
Penn National Gaming, Inc. ..................       29,710        864,858   (a)
The Cheesecake Factory Inc. .................       47,195        816,473   (a)
                                                                2,260,861

HOUSEHOLD DURABLES -- 0.4%

MDC Holdings, Inc. ..........................       10,214        307,543

INDUSTRIAL CONGLOMERATES -- 0.6%

McDermott International, Inc. ...............       23,195        471,090   (a)

INSURANCE -- 4.8%

ACE Ltd. ....................................       35,856      1,585,911
HCC Insurance Holdings, Inc. ................      100,803      2,420,280   (c)
                                                                4,006,191

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

MID-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES      VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 3.2%

Baidu, Inc ADR ..............................        3,004   $    904,474   (a)
Equinix, Inc. ...............................        4,149        301,798   (a)
MercadoLibre, Inc. ..........................       54,338      1,460,605   (a)
                                                                2,666,877

IT SERVICES -- 2.8%

Affiliated Computer Services, Inc.
   (Class A) ................................       24,227      1,076,163   (a)
Cybersource Corp. ...........................       25,646        392,384   (a)
DST Systems, Inc. ...........................       12,077        446,245   (a)
Fidelity National Information
   Services, Inc. ...........................       21,837        435,867
                                                                2,350,659

LIFE SCIENCES TOOLS & SERVICES -- 6.4%

Covance Inc. ................................       31,235      1,536,762   (a)
Illumina, Inc. ..............................       32,457      1,263,876   (a)
Mettler-Toledo International, Inc. ..........       13,331      1,028,487 (a,c)
Thermo Fisher Scientific, Inc. ..............       38,562      1,572,173 (a,c)
                                                                5,401,298

MACHINERY -- 1.4%

Harsco Corp. ................................       42,630      1,206,429

MEDIA -- 3.3%

Focus Media Holding Ltd. ADR ................       31,628        254,922   (a)
Liberty Global, Inc. (Series C) .............       35,359        559,026   (a)
Liberty Media Corp - Entertainment
   (Series A) ...............................       27,205        727,734   (a)
Regal Entertainment Group (Class A) .........       93,410      1,241,419   (c)
                                                                2,783,101

METALS & MINING -- 0.5%

Freeport-McMoRan Copper &
   Gold Inc. ................................        9,186        460,310

MULTILINE RETAIL -- 1.1%

Kohl's Corp. ................................       21,804        932,121   (a)

MULTI-UTILITIES -- 1.4%

DTE Energy Co. ..............................       12,936        413,952
SCANA Corp. .................................       23,367        758,726
                                                                1,172,678

OIL, GAS & CONSUMABLE FUELS -- 4.0%

Marathon Oil Corp. ..........................       29,786        897,452
Peabody Energy Corp. ........................       20,396        615,143
Southwestern Energy Co. .....................       46,888      1,821,599 (a,c)
                                                                3,334,194

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES      VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 2.5%

Alberto-Culver Co. ..........................       55,406   $  1,408,975   (c)
Mead Johnson Nutrition Co. (Class A) ........       21,228        674,414   (a)
                                                                2,083,389

PROFESSIONAL SERVICES -- 1.4%

HIS, Inc. (Class A) .........................       22,907      1,142,372   (a)

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.5%

Douglas Emmett, Inc. (REIT) .................       42,389        381,077

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.1%

CB Richard Ellis Group, Inc. (Class A) ......      100,502        940,699 (a,c)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%

Hittite Microwave Corp. .....................       40,701      1,414,360   (a)
Marvell Technology Group Ltd. ...............      107,080      1,246,411   (a)
                                                                2,660,771

SOFTWARE -- 8.0%

Activision Blizzard, Inc. ...................      145,826      1,841,782 (a,c)
Blackboard Inc. .............................       24,845        717,027   (a)
Citrix Systems, Inc. ........................       46,031      1,467,929   (a)
Macrovision Solutions Corp. .................      121,558      2,651,180 (a,c)
                                                                6,677,918

SPECIALTY RETAIL -- 4.5%

Bed Bath & Beyond, Inc. .....................       48,855      1,502,291 (a,c)
O'Reilly Automotive, Inc. ...................       46,922      1,786,790 (a,c)
Urban Outfitters, Inc. ......................       21,216        442,778   (a)
                                                                3,731,859

TEXTILES APPAREL & LUXURY GOODS -- 1.4%

Coach, Inc. .................................       42,405      1,139,846

THRIFTS & MORTGAGE FINANCE -- 0.8%

People's United Financial, Inc. .............       43,019        647,006

WATER UTILITIES -- 1.3%

American Water Works
   Company, Inc. ............................       58,128      1,110,826

WIRELESS TELECOMMUNICATION SERVICES -- 3.1%

American Tower Corp. (Class A) ..............       41,434      1,306,414   (a)
NII Holdings, Inc. ..........................       21,598        411,874   (a)
Syniverse Holdings, Inc. ....................       53,646        859,945   (a)
                                                                2,578,233

TOTAL COMMON STOCK
   (COST $88,892,043) .......................                  81,590,529

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

MID-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                VALUE
--------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $35,741) ...........................                $     19,657   (d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $88,927,784) .......................                  81,610,186

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
   0.28% ....................................                   2,457,550 (b,e)
   (COST $2,457,550)

TOTAL INVESTMENTS
   (COST $91,385,334) .......................                  84,067,736

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.4)% ............................                    (371,692)
                                                             ------------

NET ASSETS -- 100.0% ........................                $ 83,696,044
                                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Mid-Cap Equity had the following long futures contracts open at June 30, 2009 (unaudited):

                                           NUMBER     CURRENT      UNREALIZED
                          EXPIRATION        OF        NOTIONAL    APPRECIATION/
DESCRIPTION                  DATE        CONTRACTS     VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
S&P Midcap 400
   Emini Index
   Futures              September 2009       18      $1,038,060     $12,658

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR   American Depository Receipt

REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

MID-CAP EQUITY FUND

                                 ---------------------------------------------------------------------   ---------------------------
                                                                   CLASS 1                                       CLASS 4
                                 ---------------------------------------------------------------------   ---------------------------
                                  6/30/09+    12/31/08      12/31/07    12/31/06   12/31/05   12/31/04    6/30/09+     12/31/08**
                                 ---------------------------------------------------------------------   ---------------------------
INCEPTION DATE                         --           --            --          --         --     5/1/97         --        5/1/08
Net asset value, beginning
   of period ..................  $  10.50     $  17.30      $  18.19    $  19.22   $  18.33   $  17.48   $  10.51      $  16.85
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income ......      0.08         0.10          0.08        0.23       0.05       0.17      (0.02)        (0.01)
   Net realized and
     unrealized gains/
     (losses) on investments ..      1.50        (6.65)         2.23        1.40       2.11       2.63       1.59         (6.12)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ......      1.58        (6.55)         2.31        1.63       2.16       2.80       1.57         (6.13)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......        --         0.05          0.07        0.22       0.06       0.14         --          0.01
   Net realized gains .........        --         0.20          3.13        2.44       1.21       1.81         --          0.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........        --         0.25          3.20        2.66       1.27       1.95         --          0.21
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
   OF PERIOD ..................  $  12.08     $  10.50      $  17.30    $  18.19   $  19.22   $  18.33   $  12.08      $  10.51
====================================================================================================================================
TOTAL RETURN (a) ..............     15.05%      (37.82)%       12.60%       8.40%     11.74%     16.02%     14.94%       (36.36)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands) ...........  $ 83,689     $ 81,791      $191,339    $199,311   $229,097   $239,831   $      7      $      6
   Ratios to average net
     assets:
     Net investment income* ...      0.32%        0.29%         0.35%       1.01%      0.24%      0.89%     (0.09)%       (0.05)%*
     Expenses* ................      0.80%(b)     0.73%(b)      0.70%       0.69%      0.70%      0.70%      1.21%(b)      1.18%(b)*
   Portfolio turnover rate ....        12%          49%           65%         29%        27%        78%        12%           49%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

                                                                               MID-CAP
Statement of Assets                                                            EQUITY
and Liabilities  JUNE 30, 2009 (UNAUDITED)                                      FUND
------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $88,892,043) .............   $   81,590,529
   Investments in affiliated securities, at market (cost $35,741) ......           19,657
   Short-term affiliated investments (at amortized cost) ...............        2,457,550
   Income receivables ..................................................           45,440
   Receivable for fund shares sold .....................................            1,107
------------------------------------------------------------------------------------------
     TOTAL ASSETS ......................................................       84,114,283
------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ...................................          182,688
   Payable for fund shares redeemed ....................................          100,026
   Payable to GEAM .....................................................           81,340
   Accrued other expenses ..............................................           39,299
   Variation margin payable ............................................            4,500
   Other liabilities ...................................................           10,386
------------------------------------------------------------------------------------------
     TOTAL LIABILITIES .................................................          418,239
------------------------------------------------------------------------------------------
NET ASSETS .............................................................   $   83,696,044
==========================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .....................................................      105,249,728
   Undistributed (distribution in excess of) net investment income .....          157,543
   Accumulated net realized loss .......................................      (14,406,287)
   Net unrealized appreciation/(depreciation) on:
     Investments .......................................................       (7,317,598)
     Futures ...........................................................           12,658
------------------------------------------------------------------------------------------
NET ASSETS .............................................................   $   83,696,044
==========================================================================================
CLASS 1:

NET ASSETS .............................................................       83,688,731
Shares outstanding ($0.01 par value; unlimited shares authorized) ......        6,925,597
Net asset value per share ..............................................   $        12.08

CLASS 4:

NET ASSETS .............................................................            7,313
Shares outstanding ($0.01 par value; unlimited shares authorized) ......              606
Net asset value per share ..............................................   $        12.08

See Notes to Financial Statements.

                                                                               MID-CAP
Statement of Operations                                                        EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                              FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend ..........................................................   $      382,663
     Interest ..........................................................           48,932
     Interest from affliated investments ...............................            4,845
------------------------------------------------------------------------------------------
   TOTAL INCOME ........................................................          436,440
------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administrative fees ..................................          253,122
     Distributors Fees (Notes 4) Service Class .........................               15
     Transfer agent ....................................................            9,786
     Directors's fees ..................................................            1,022
     Custody and accounting expenses ...................................           21,860
     Professional fees .................................................           14,041
     Registration expenses .............................................            2,372
     Other expenses ....................................................           12,512
------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ......................          314,730
------------------------------------------------------------------------------------------
     Less: Expenses reimbursed by the adviser ..........................           (2,103)
------------------------------------------------------------------------------------------
     NET EXPENSES ......................................................          312,627
------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...............................................          123,813
==========================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     REALIZED LOSS ON:
       Investments .....................................................       (7,640,804)
       Futures .........................................................         (111,182)
     INCREASE IN UNREALIZED APPRECIATION ON:
       Investments .....................................................       18,433,003
       Futures .........................................................           14,830
------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments ...................       10,695,847
------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $   10,819,660
==========================================================================================

See Notes to Financial Statements.

                                                                                                    MID-CAP
Statements of                                                                                       EQUITY
Changes in Net Assets                                                                                FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS ENDED     YEAR ENDED
                                                                                        JUNE 30, 2009     DECEMBER 31,
                                                                                         (UNAUDITED)          2008
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .......................................................   $        123,813   $      389,662
     Net realized loss on investments and futures .................................         (7,751,986)      (6,321,639)
     Net unrealized gain/(loss) on investments and futures ........................         18,447,833      (61,400,904)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......................................         10,819,660      (67,332,881)
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class 1 ....................................................................                 --         (364,388)
       Class 4 ....................................................................                 --               (3)
     Net realized gains
       Class 1 ....................................................................                 --       (1,551,141)
       Class 4 ....................................................................                 --             (121)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................................................                 --       (1,915,653)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ............         10,819,660      (69,248,534)
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class 1 ....................................................................            803,368        4,009,071
       Class 4 ....................................................................                 --           10,000
     Value of distributions reinvested
       Class 1 ....................................................................                 --        1,915,529
       Class 4 ....................................................................                 --              124
     Cost of shares redeemed
       Class 1 ....................................................................         (9,724,165)     (46,228,464)
       Class 4 ....................................................................                 --               --
------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions .........................................         (8,920,797)     (40,293,740)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................          1,898,863     (109,542,274)

NET ASSETS
   Beginning of period ............................................................         81,797,181      191,339,455
------------------------------------------------------------------------------------------------------------------------
   End of period ..................................................................   $     83,696,044   $   81,797,181
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ....   $        157,543   $       33,730
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold .......................................................................             72,627          263,663
Shares redeemed ...................................................................           (938,521)      (3,717,121)
------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares .......................................................           (865,894)      (3,453,458)
========================================================================================================================
CLASS 4
Shares sold .......................................................................                 --              593
Issued for distributions reinvested ...............................................                 --               12
------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .......................................................                 --              605
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                    Level 1      Level 2   Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities        $ 84,048,079   $ 19,657     $ --    $84,067,736
Other Financial Instruments            12,658         --       --         12,658

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

             Cost of         Gross Tax      Gross Tax    Net Tax Appreciation/
         Investments for    Unrealized     Unrealized        (Depreciation)
           Tax Purposes    Appreciation   Depreciation       on Investments
--------------------------------------------------------------------------------
           $94,458,597      $7,398,247    $(17,747,031)      $(10,348,784)

As of December 31, 2008, the Fund has capital loss carryovers as indicated below.

           Amount           Expires
------------------------------------------------
         $2,257,504        12/31/16

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred $1,367,783 losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

        Ordinary      Long-Term
         Income     Capital Gains       Total
------------------------------------------------
2008   $  366,920    $ 1,548,733    $  1,915,653
2007    3,939,151     26,044,439      29,983,590

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                          Undistributed
                  (Distribution in Excess of)      Accumulated
                      Net Investment Income     Net Realized Gain
--------------------------------------------------------------------------------
                           $(14,101)                 $14,101

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                Asset Derivatives June 30, 2009              Liability Derivatives June 30, 2009
Derivatives not       --------------------------------------------------   --------------------------------------
accounted for as        Location in                 Notional                 Location in       Notional
hedging instruments    the Statements             Value/No. of              the Statements   Value/No. of
under FASB               of Assets                  Contracts     Fair        of Assets       Contracts      Fair
Statement 133         and Liabilities             Long/(Short)    Value    and Liabilities   Long/(Short)   Value
-----------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables, Net Assets -      1,800       12,600*          --              --          --
                      Unrealized Appreciation/
                      (Depreciation)
-----------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                       Change in Unrealized
Derivatives not accounted          Location in the             Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments          Statements of           (Loss) on Derivatives         on Derivatives
under FASB Statement 133              Operations            Recognized in Income       Recognized in Income
---------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on          (111,182)                    14,830
                             futures, Increase/(decrease)
                             in unrealized appreciation/
                             (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

DISTRIBUTION AND SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $714 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                           Purchases         Sales
--------------------------------------------------------------------------------
                             $ --            $ --

                                Other Securities
--------------------------------------------------------------------------------
                           Purchases          Sales
--------------------------------------------------------------------------------
                          $9,188,704       $19,489,335

SECURITY LENDING At June 30, 2009 the Fund did not participate in securities lending.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES
(SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND
MARKETING (SINCE JULY 2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Small-Cap Equity Fund                                   Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Small-Cap Equity Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Small-Cap Equity Fund                       Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                 6-MONTH   12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                   3.16     -26.21
Global equities (MSCI World Index)                              6.35     -29.50
International equities
   (MSCI EAFE Index)                                            7.95     -31.35
Emerging Markets equities
   (MSCI EM Index)                                             36.01     -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                         2.64     -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                      9.96     -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                   1.90       6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                           0.47       4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                          4.38       5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Small-Cap Equity Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Small-Cap Equity Fund                                                   Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE .....................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................    2

NOTES TO SCHEDULE OF INVESTMENTS .........................................   11

FINANCIAL STATEMENTS

   Financial Highlights ..................................................   12

   Statement of Assets and Liabilities ...................................   13

   Statement of Operations ...............................................   14

   Statements of Changes in Net Assets ...................................   15

   Notes to Financial Statements .........................................   16

ADDITIONAL INFORMATION ...................................................   23

INVESTMENT TEAM ..........................................................   26

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Russell 2000 Index (Russell 2000(R))* is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

* RUSSELL INVESTMENT GROUP OWNS THE RUSSELL INDEX DATA, INCLUDING ALL APPLICABLE TRADEMARKS AND COPYRIGHTS, USED BY GE ASSET MANAGEMENT INCORPORATED IN THESE MATERIALS. ANY UNAUTHORIZED USE OR REDISTRIBUTION OF SUCH RUSSELL INDEX DATA IS STRICTLY PROHIBITED. RUSSELL INVESTMENT GROUP IS NOT RESPONSIBLE FOR THE CONFIGURATION OF THIS MATERIAL OR FOR ANY INACCURACY IN GE ASSET MANAGEMENT INCORPORATED'S PRESENTATION THEREOF.

Small-Cap Equity Fund
--------------------------------------------------------------------------------

EFFECTIVE OCTOBER 1, 2008, THE SMALL-CAP EQUITY FUND WAS RESTRUCTURED FROM A FUND THAT UTILIZED A SINGLE SUB-ADVISER TO MANAGE THE FUND'S ASSETS, TO A MULTIPLE SUB-ADVISER FUND STRUCTURE THAT UTILIZES SEVERAL SUB-ADVISERS TO MANAGE THE FUND'S ASSETS. THE SMALL-CAP EQUITY FUND IS MANAGED BY DAVID WIEDERECHT, WHO IS VESTED WITH OVERSIGHT AUTHORITY OVER THE FUND'S SUBADVISERS THAT PROVIDE DAY-TO-DAY MANAGEMENT OF THE ASSETS OF THE FUND ALLOCATED TO THEM. MR. WIEDERECHT HAS FULL DISCRETION IN DETERMINING THE ASSETS THAT ARE ALLOCATED TO EACH SUB-ADVISER. THE CURRENT SUB-ADVISERS OF THE FUND ARE AS FOLLOWS: PALISADE CAPITAL MANAGEMENT L.L.C. (WHICH WAS PREVIOUSLY THE SOLE SUB-ADVISER); CHAMPLAIN INVESTMENT PARTNERS, LLC; GLOBEFLEX CAPITAL, LP; AND SOUTHERNSUN ASSET MANAGEMENT, INC. PLEASE REFER TO THE FUND PROSPECTUS FOR MORE INFORMATION REGARDING EACH SUB-ADVISER.

[PHOTO OF DAVID WIEDERECHT]

DAVID WIEDERECHT

DAVID WIEDERECHT IS A DIRECTOR AND PRESIDENT --INVESTMENT STRATEGIES AT GE ASSET MANAGEMENT SINCE FEBRUARY 2008. HE HAS SERVED AS PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY FUND SINCE SEPTEMBER 2008. MR. WIEDERECHT JOINED GE ASSET MANAGEMENT IN 1988 AND HAS HELD VARIOUS POSITIONS AT GE ASSET MANAGEMENT INCLUDING VICE PRESIDENT -- ALTERNATIVE INVESTMENTS/PRIVATE EQUITY/HEDGE FUND FROM 1998 TO 2004, AND MANAGING DIRECTOR -- ALTERNATIVE INVESTMENTS FROM 2004 TO 2008, RESPONSIBLE IN BOTH POSITIONS FOR PORTFOLIO MANAGEMENT WITHIN THOSE STRATEGIES.

Q. HOW DID THE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Small-Cap Equity Fund returned 8.56% for the Class 1 shares and 8.41% for the Class 4 shares. The Russell 2000 Index, the Fund's benchmark, returned 2.64% and the Fund's Morningstar peer group of 147 US Insurance Small Blend funds returned an average of 4.89% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets almost made a round trip in the first half of 2009. Stocks fell sharply through early March against a backdrop of severe global economic recession and continued concerns about the global financial system. However, clarity emerged in the U.S. financial sector with the resolution of the government bank stress tests and improving credit spreads.

      Sector performance was mostly positive with seven Russell 2000 sectors achieving year-to-date gains: Information Technology (+28%), Consumer Discretionary (+22%), Telecommunication Services (+11%), Materials (+7%), Health Care (+5%), Energy (+3%) and Consumer Staples (+3%). Industrials, although they rallied almost 22% in the second quarter, are down 7% year-to-date. Financials (-18%) and Utilities (-6%) have also lagged. In this environment, growth outperformed value as evidenced by the returns of the Russell 2000 Growth (+11.36%) and Russell 2000 Value (-5.17%).

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed the Russell 2000 Index for the first six months of 2009, returning 8.56% compared to the benchmark return of 2.64%. The Fund outperformed eight of ten sectors, with only Information Technology and Telecom Services detracting from performance. The largest positive impact to performance in the first half of 2009 was a significant underweight to Financials. The underweight position was enhanced by very strong security selection within the Financials sector.

      Detractors to performance over the last six months resided mainly in the Information Technology and Telecom Services sectors

--------------------------------------------------------------------- [Q&A LOGO]

      where underweight positions and lagging security selection led to relative underperformance. In addition, the Fund's cash holdings had a negative impact on performance during the period.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There have been no significant changes to the Fund's position over the last six months. The largest portfolio underweight positions continue to be in Financials and Utilities. Overweight positions in Consumer Staples, Energy and Materials remain consistent over the last six months while an overweight position in Health Care has increased. We continue to believe that over the long-term, the active security selection of the Fund's multiple sub-advisers will have a positive impact on returns.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                          ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,085.56                  7.76

   Class 4                       1,000.00                   1,084.11                  10.13
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,017.21                  7.50

   Class 4                       1,000.00                   1,014.96                  9.79
---------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.50% FOR CLASS 1 SHARES AND 1.96% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD)

**    ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 8.56% FOR CLASS 1 SHARES, AND 8.41% FOR CLASS 4 SHARES.

Small-Cap Equity Fund                                                (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS 1 SHARES
================================================================================

                                  [LINE GRAPH]

                         Small-Cap Equity Fund           Russell 2000 Index
      04/28/00                  $10,000                        $10,000
         12/00                  $11,326                        $ 9,650
         12/01                  $12,455                        $ 9,896
         12/02                  $10,730                        $ 7,876
         12/03                  $13,317                        $11,601
         12/04                  $15,334                        $13,728
         12/05                  $16,796                        $14,348
         12/06                  $19,024                        $16,983
         12/07                  $19,478                        $16,712
         12/08                  $12,156                        $11,065
         06/09                  $13,196                        $11,357

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 4/28/00)
--------------------------------------------------------------------------------

                                      SIX       ONE     FIVE     SINCE      ENDING VALUE OF A
                                     MONTHS    YEAR     YEAR   INCEPTION   $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
Small-Cap Equity                      8.56%   -28.37%  -1.52%    3.07%           $13,196
---------------------------------------------------------------------------------------------
Russell 2000 Index                    2.64%   -25.01%  -1.72%    1.40%           $11,357
---------------------------------------------------------------------------------------------
Morningstar peer group average*       4.89%   -26.54%  -2.23%
=============================================================================================

CLASS 4 SHARES
================================================================================

                                  [LINE GRAPH]

                         Small-Cap Equity Fund           Russell 2000 Index
      05/01/08                  $10,000.00                     $10,000.00
         06/08                  $ 9,535.65                     $ 9,654.09
         09/08                  $ 8,756.22                     $ 9,546.67
         12/08                  $ 6,280.21                     $ 7,053.10
         06/09                  $ 6,808.46                     $ 7,239.42

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                       SIX       ONE      SINCE     ENDING VALUE OF A
                                      MONTHS     YEAR   INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------
Small-Cap Equity                       8.41%   -28.60%   -28.06%          $6,808
--------------------------------------------------------------------------------------
Russell 2000 Index                     2.64%   -25.01%   -24.19%          $7,239
--------------------------------------------------------------------------------------
Morningstar peer group average**       4.89%   -26.45%
======================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================
Market Value of $49,763 (in thousands)

                                   [PIE CHART]

Healthcare                                                              19.1%
Industrials                                                             16.7%
Information Technology                                                  14.4%
Consumer Discretionary                                                  13.1%
Financials                                                              11.4%
Consumer Staples                                                         7.2%
Energy                                                                   6.6%
Short-Term                                                               5.7%
Materials                                                                4.1%
Utilities                                                                1.1%
Telecommunication Services                                               0.6%
Other Investments                                                        0.0%***

TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

HMS Holdings Corp.                                                         1.14%
--------------------------------------------------------------------------------
Omega Healthcare Investors, Inc. (REIT)                                    1.04%
--------------------------------------------------------------------------------
Genesee & Wyoming Inc. (Class A)                                           0.97%
--------------------------------------------------------------------------------
LKQ Corp.                                                                  0.96%
--------------------------------------------------------------------------------
Oil States International, Inc.                                             0.91%
--------------------------------------------------------------------------------
Varian, Inc.                                                               0.88%
--------------------------------------------------------------------------------
Aaron Rents, Inc. (Class B)                                                0.87%
--------------------------------------------------------------------------------
Compass Minerals International, Inc.                                       0.86%
--------------------------------------------------------------------------------
Interactive Data Corp.                                                     0.86%
--------------------------------------------------------------------------------
Waste Connections, Inc.                                                    0.82%
================================================================================

  * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE SMALL BLEND PEER GROUP CONSISTING OF 147, 141 AND 102 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

 ** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE SMALL BLEND PEER GROUP CONSISTING OF 147 AND 141 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

***   LESS THAN 0.01%.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.0% +
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.6%

Applied Signal Technology, Inc. ................        2,700  $   68,877
DynCorp International, Inc. (Class A) ..........        3,500       58,765 (a)
Esterline Technologies Corp. ...................        2,583       69,922 (a)
Hexcel Corp. ...................................        5,500       52,415 (a)
Stanley, Inc. ..................................        3,689      121,294 (a)
Teledyne Technologies Inc. .....................       12,000      393,000 (a)
Triumph Group, Inc. ............................        1,000       40,000
                                                                   804,273

AIR FREIGHT & LOGISTICS -- 0.4%

Forward Air Corp. ..............................        5,085      108,412
UTi Worldwide, Inc. ............................        9,750      111,150
                                                                   219,562

AIRLINES -- 0.1%

Hawaiian Holdings, Inc. ........................        6,700       40,334 (a)

AUTO COMPONENTS -- 0.3%

Wonder Auto Technology, Inc. ...................       13,430      136,046 (a)

BIOTECHNOLOGY -- 1.1%

Alexion Pharmaceuticals, Inc. ..................        1,200       49,344 (a)
Alkermes, Inc. .................................        8,300       89,806 (a)
Cubist Pharmaceuticals, Inc. ...................        4,700       86,151 (a)
Emergent Biosolutions, Inc. ....................        3,200       45,856 (a)
Martek Biosciences Corp. .......................        4,927      104,206
Myriad Genetics, Inc. ..........................        1,500       53,475 (a)
Myriad Pharmaceuticals, Inc. ...................          375        1,744 (a)
OSI Pharmaceuticals, Inc. ......................        1,127       31,815 (a)
PDL BioPharma, Inc. ............................        8,440       66,676
                                                                   529,073

BUILDING PRODUCTS -- 0.1%

Ameron International Corp. .....................          500       33,520
Apogee Enterprises, Inc. .......................        2,000       24,600
                                                                    58,120

CAPITAL MARKETS -- 1.5%

Affiliated Managers Group Inc. .................        4,140      240,907 (a)
GFI Group Inc. .................................       26,700      179,958
Raymond James Financial, Inc. ..................       12,200      209,962
Waddell & Reed Financial, Inc. (Class A) .......        4,900      129,213
                                                                   760,040

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
CHEMICALS -- 2.3%

Arch Chemicals, Inc. ...........................       10,185  $   250,449
Koppers Holdings Inc. ..........................        8,475      223,486
NewMarket Corp. ................................        1,921      129,341
Sensient Technologies Corp. ....................       24,300      548,451
                                                                 1,151,727

COMMERCIAL BANKS -- 2.1%

Cullen/Frost Bankers, Inc. .....................        8,500      392,020
Fulton Financial Corp. .........................       14,500       75,545
Sandy Spring Bancorp, Inc. .....................        4,100       60,270
Sterling Bancorp ...............................        6,400       53,440
SVB Financial Group ............................        8,200      223,204 (a)
Westamerica Bancorporation .....................        5,100      253,011
                                                                 1,057,490

COMMERCIAL SERVICES & SUPPLIES -- 3.3%

ABM Industries Inc. ............................       18,700      337,909
American Reprographics Co. .....................        7,500       62,400 (a)
Bowne & Company Inc. ...........................        9,900       64,449
Copart, Inc. ...................................        4,400      152,548 (a)
Healthcare Services Group, Inc. ................       15,500      277,140
Herman Miller, Inc. ............................        4,900       75,166
Ritchie Bros Auctioneers Inc. ..................        7,300      171,185
Schawk, Inc. (Class A) .........................        7,300       54,823
SYKES Enterprises, Inc. ........................        3,100       56,079 (a)
Waste Connections, Inc. ........................       15,800      409,378 (a)
                                                                 1,661,077

COMMUNICATIONS EQUIPMENT -- 1.6%

BigBand Networks, Inc. .........................       10,100       52,217 (a)
Cogo Group, Inc. ...............................        8,562       51,115 (a)
CommScope, Inc. ................................        9,700      254,722 (a)
Comtech Telecommunications Corp. ...............        1,398       44,568 (a)
Digi International Inc. ........................        4,900       47,775 (a)
Oplink Communications, Inc. ....................        3,500       39,900 (a)
PC-Tel Inc. ....................................       10,600       56,710 (a)
Starent Networks Corp. .........................        4,963      121,147 (a)
Viasat, Inc. ...................................        4,500      115,380 (a)
                                                                   783,534

COMPUTERS & PERIPHERALS -- 0.2%

Cray Inc. ......................................        8,400       66,192 (a)
Super Micro Computer, Inc. .....................        4,700       36,002 (a)
                                                                   102,194

CONSTRUCTION & ENGINEERING -- 1.5%

Aecom Technology Corp. .........................        3,100       99,200 (a)
Chicago Bridge & Iron Company N.V. .............       17,800      220,720
Michael Baker Corp. ............................        1,965       83,237 (a)
Quanta Services, Inc. ..........................        4,700      108,711 (a)
URS Corp. ......................................        4,925      243,886 (a)
                                                                   755,754

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.3%

Cash America International, Inc. ...............        1,800  $    42,102
Ezcorp, Inc. (Class A) .........................        4,100       44,198 (a)
First Cash Financial Services, Inc. ............        2,700       47,304 (a)
                                                                   133,604

CONTAINERS & PACKAGING -- 1.5%

AEP Industries, Inc. ...........................        1,700       44,863 (a)
Aptargroup, Inc. ...............................       10,900      368,093
Greif, Inc. (Class A) ..........................        2,000       88,440
Packaging Corporation of America ...............       11,700      189,540
Rock-Tenn Co. (Class A) ........................        1,600       61,056
                                                                   751,992

DISTRIBUTORS -- 1.0%

LKQ Corp. ......................................       29,000      477,050 (a)

DIVERSIFIED CONSUMER SERVICES -- 1.4%

Brink's Home Security
   Holdings, Inc. ..............................        5,300      150,043 (a)
K12, Inc. ......................................        6,300      135,765 (a)
Matthews International Corp.
   (Class A) ...................................        6,100      189,832
Pre-Paid Legal Services, Inc. ..................          700       30,513 (a)
Stewart Enterprises, Inc. (Class A) ............       24,300      117,126
Universal Technical Institute, Inc. ............        4,000       59,720 (a)
                                                                   682,999

DIVERSIFIED FINANCIAL SERVICES -- 0.2%

MSCI Inc. (Class A) ............................        4,900      119,756 (a)

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

Alaska Communications Systems Group Inc. .......        5,400       39,528
tw telecom inc. (Class A) ......................        3,700       37,999 (a)
                                                                    77,527

ELECTRIC UTILITIES -- 0.8%

IDACORP, Inc. ..................................       14,300      373,802

ELECTRICAL EQUIPMENT -- 0.9%

Baldor Electric Co. ............................        7,400      176,046
Brady Corp. (Class A) ..........................        3,600       90,432
Woodward Governor Co. ..........................        8,500      168,300
                                                                   434,778

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.7%

Benchmark Electronics, Inc. ....................        6,485       93,384 (a)
CPI International, Inc. ........................        5,004       43,485 (a)
FARO Technologies, Inc. ........................        6,908      107,281 (a)

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
National Instruments Corp. .....................       12,200  $   275,232
Newport Corp. ..................................       27,315      158,154 (a)
Trimble Navigation Ltd. ........................        7,300      143,299 (a)
                                                                   820,835

ENERGY EQUIPMENT & SERVICES -- 3.2%

Cal Dive International, Inc. ...................        6,000       51,780 (a)
Dril-Quip, Inc. ................................       10,200      388,620 (a)
Geokinetics Inc. ...............................        3,000       40,950 (a)
Gulf Island Fabrication, Inc. ..................        1,600       25,328
Gulfmark Offshore, Inc. ........................        1,600       44,160 (a)
Oceaneering International, Inc. ................        4,853      219,356 (a)
Oil States International, Inc. .................       18,700      452,727 (a)
Parker Drilling Company. .......................        8,900       38,626 (a)
PHI, Inc. ......................................        2,502       42,884 (a)
Pioneer Drilling Co. ...........................       16,000       76,640 (a)
Superior Energy Services, Inc. .................        9,700      167,519 (a)
T-3 Energy Services Inc. .......................        2,761       32,884 (a)
Union Drilling, Inc. ...........................        4,000       26,480 (a)
                                                                 1,607,954

FOOD & STAPLES RETAILING -- 0.2%

Spartan Stores, Inc. ...........................        7,700       95,557

FOOD PRODUCTS -- 4.0%

Cal-Maine Foods, Inc. ..........................        1,500       37,440
Darling International Inc, .....................       40,700      268,620 (a)
Del Monte Foods Co. ............................       38,185      358,175
Lancaster Colony Corp. .........................        3,400      149,838
Lance, Inc. ....................................        8,800      203,544
Ralcorp Holdings, Inc. .........................        6,200      377,704 (a)
Smithfield Foods, Inc. .........................       25,325      353,790 (a)
The Hain Celestial Group, Inc. .................       14,600      227,906 (a)
                                                                 1,977,017

HEALTHCARE EQUIPMENT & SUPPLIES -- 5.6%

American Medical Systems
   Holdings, Inc. ..............................       20,400      322,320 (a)
Angiodynamics, Inc. ............................        7,900      104,833 (a)
Conmed Corp. ...................................        2,750       42,680 (a)
ev3, Inc. ......................................        9,700      103,984 (a)
Gen-Probe Inc. .................................        3,200      137,536 (a)
Greatbatch, Inc. ...............................        3,600       81,396 (a)
Haemonetics Corp. ..............................        1,700       96,900 (a)
Immucor, Inc. ..................................       10,175      140,008 (a)
Integra LifeSciences
   Holdings Corp. ..............................        8,500      225,335 (a)
Masimo Corp. ...................................        4,900      118,139 (a)
Medical Action Industries, Inc. ................       22,600      258,770 (a)
Meridian Bioscience, Inc. ......................       11,000      248,380
NuVasive, Inc. .................................        2,485      110,831 (a)
SonoSite, Inc. .................................        5,000      100,300 (a)
STERIS Corp. ...................................        2,241       58,445
SurModics, Inc. ................................        3,600       81,468 (a)

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Teleflex Inc. .................................         3,130   $  140,318
Thoratec Corp. ................................         4,000      107,120 (a)
West Pharmaceutical Services, Inc. ............         8,000      278,800
Zoll Medical Corp. ............................         1,000       19,340 (a)
                                                                 2,776,903

HEALTHCARE PROVIDERS & SERVICES -- 6.5%

Amedisys, Inc. ................................         2,563       84,630 (a)
AMN Healthcare Services, Inc. .................        13,800       88,044 (a)
Bio-Reference Laboratories, Inc. ..............         8,900      281,329 (a)
Chemed Corp. ..................................         2,175       85,869
Corvel Corp. ..................................           505       11,499 (a)
Genoptix, Inc. ................................         1,400       44,786 (a)
Gentiva Health Services, Inc. .................         2,700       44,442 (a)
Healthways, Inc. ..............................        16,200      217,890 (a)
HMS Holdings Corp. ............................        13,900      566,008 (a)
inVentiv Health, Inc. .........................        12,100      163,713 (a)
IPC The Hospitalist Company, Inc. .............         2,600       69,394 (a)
Mednax, Inc. ..................................        11,500      484,495 (a)
Molina Healthcare, Inc. .......................        15,200      363,584 (a)
National Healthcare Corp. .....................           800       30,352
Owens & Minor, Inc. ...........................         8,400      368,088
Sun Healthcare Group, Inc. ....................        17,173      144,940 (a)
VCA Antech, Inc. ..............................         6,100      162,870 (a)
                                                                 3,211,933

HEALTHCARE TECHNOLOGY -- 1.6%

athenahealth, Inc. ............................         3,700      136,937 (a)
Computer Programs &
   Systems, Inc. ..............................        10,100      386,931
Eclipsys Corp. ................................         1,785       31,737 (a)
MedAssets, Inc. ...............................         8,000      155,600 (a)
Phase Forward Inc. ............................         4,745       71,697 (a)
                                                                   782,902

HOTELS RESTAURANTS & LEISURE -- 1.1%

Bally Technologies, Inc. ......................         1,400       41,888 (a)
Cracker Barrel Old Country
   Store, Inc. ................................         8,300      231,570
Denny's Corp. .................................        36,880       79,292 (a)
Dover Downs Gaming &
   Entertainment, Inc. ........................         1,500        6,975
Shuffle Master, Inc. ..........................        12,300       81,303 (a)
Wendy's/Arby's Group, Inc. ....................        26,600      106,400
                                                                   547,428

HOUSEHOLD DURABLES -- 0.9%

Jarden Corp. ..................................        21,800      408,750 (a)
Tupperware Brands Corp. .......................         1,500       39,030
                                                                   447,780

HOUSEHOLD PRODUCTS -- 0.4%

WD-40 Co. .....................................         7,300      211,700

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
INSURANCE -- 4.0%

Alleghany Corp. ...............................           585   $  158,535 (a)
Allied World Assurance Company
   Holdings Ltd. ..............................         6,100      249,063
Amtrust Financial Services, Inc. ..............         2,400       27,360
Argo Group International
   Holdings Ltd. ..............................         8,000      225,760 (a)
Arthur J Gallagher & Co. ......................         9,700      206,998
First Mercury Financial Corp. .................        12,230      168,407 (a)
HCC Insurance Holdings, Inc. ..................        23,000      552,230
National Interstate Corp. .....................         5,600       85,008
Navigators Group, Inc. ........................         6,100      271,023 (a)
Tower Group, Inc. .............................         1,600       39,648
                                                                 1,984,032

INTERNET & CATALOG RETAIL -- 0.2%

priceline.com Inc. ............................         1,100      122,705 (a)

INTERNET SOFTWARE & SERVICES -- 1.5%

Art Technology Group, Inc. ....................        10,800       41,040 (a)
AsiaInfo Holdings, Inc. .......................         3,500       60,235 (a)
comScore, Inc. ................................         7,300       97,236 (a)
Constant Contact, Inc. ........................         6,100      121,024 (a)
j2 Global Communications, Inc. ................         4,187       94,459 (a)
NIC Inc. ......................................        12,200       82,594
Omniture, Inc. ................................         8,500      106,760 (a)
S1 Corp. ......................................         5,100       35,190 (a)
Vocus, Inc. ...................................         6,100      120,536 (a)
                                                                   759,074

IT SERVICES -- 2.4%

CACI International Inc. (Class A) .............         1,300       55,523 (a)
CSG Systems International, Inc. ...............         1,800       23,832 (a)
Euronet Worldwide, Inc. .......................         9,685      187,792 (a)
Global Cash Access Holdings, Inc. .............        30,900      245,964 (a)
iGate Corp. ...................................        13,437       88,953
NeuStar, Inc. (Class A) .......................         7,258      160,837 (a)
RightNow Technologies, Inc. ...................         6,500       76,700 (a)
Sapient Corp. .................................         9,300       58,497 (a)
SRA International Inc. (Class A) ..............         2,300       40,388 (a)
VeriFone Holdings, Inc. .......................         5,200       39,052 (a)
Virtusa Corp. .................................         9,085       72,953 (a)
Wright Express Corp. ..........................         4,900      124,803 (a)
                                                                 1,175,294

LEISURE EQUIPMENT & PRODUCTS -- 0.5%

Polaris Industries, Inc. ......................         7,775      249,733

LIFE SCIENCES TOOLS & SERVICES -- 4.3%

Bio-Rad Laboratories, Inc (Class A) ...........         4,300      324,564 (a)
Bruker Corp. ..................................        26,370      244,186 (a)
Cambrex Corp. .................................         5,400       22,248 (a)
Dionex Corp. ..................................         2,400      146,472 (a)

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
ICON PLC ADR ..................................        15,600   $  336,648 (a)
Luminex Corp. .................................         6,328      117,321 (a)
Mettler-Toledo International, Inc. ............         3,700      285,455 (a)
Techne Corp. ..................................         3,200      204,192
Varian, Inc. ..................................        11,100      437,673 (a)
                                                                 2,118,759

MACHINERY -- 5.7%

AGCO Corp. ....................................         9,510      276,456 (a)
Cascade Corp. .................................         8,990      141,413
Chart Industries, Inc. ........................         3,252       59,121 (a)
CLARCOR, Inc. .................................         8,800      256,872
Flowserve Corp. ...............................         1,975      137,875
Harsco Corp. ..................................         6,200      175,460
IDEX Corp. ....................................        13,400      329,238
Kaydon Corp. ..................................         7,300      237,688
Kennametal, Inc. ..............................         4,900       93,982
Lincoln Electric Holdings, Inc. ...............         2,400       86,496
Mueller Industries, Inc. ......................         5,500      114,400
Nordson Corp. .................................         5,550      214,563
Pall Corp. ....................................         6,100      162,016
RBC Bearings Inc. .............................         7,300      149,285 (a)
Timken Co. ....................................         8,300      141,764
Trinity Industries, Inc. ......................        16,200      220,644
                                                                 2,797,273

MEDIA -- 3.1%

Arbitron, Inc. ................................        16,400      260,596
Interactive Data Corp. ........................        26,900      622,466
John Wiley & Sons, Inc. (Class A) .............        12,900      428,925
Morningstar, Inc. .............................         5,300      218,519 (a)
                                                                 1,530,506

METALS & MINING -- 1.3%

Commercial Metals Co. .........................        13,900      222,817
Compass Minerals
   International, Inc. ........................         7,800      428,298
                                                                   651,115

MULTI-UTILITIES -- 0.5%

OGE Energy Corp. ..............................         8,720      246,950

OFFICE ELECTRONICS -- 0.3%

Zebra Technologies Corp. (Class A) ............         6,300      149,058 (a)

OIL, GAS & CONSUMABLE FUELS -- 3.1%

Comstock Resources, Inc. ......................         3,700      122,285 (a)
CVR Energy, Inc. ..............................         6,900       50,577 (a)
Encore Acquisition Co. ........................         6,100      188,185 (a)
Goodrich Petroleum Corp. ......................         4,900      120,491 (a)
James River Coal Co. ..........................        12,650      191,395 (a)
Plains Exploration & Production Co. ...........         7,400      202,464 (a)

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Ship Finance International Ltd. ...............         3,700   $   40,811
St Mary Land & Exploration Co. ................        11,500      240,005
USEC Inc. .....................................        34,450      183,274 (a)
Whiting Petroleum Corp. .......................         4,900      172,284 (a)
                                                                 1,511,771

PERSONAL PRODUCTS -- 1.8%

Alberto-Culver Co. ............................        14,600      371,278
American Oriental
   Bioengineering, Inc. .......................        13,423       71,008 (a)
Bare Escentuals, Inc. .........................        12,200      108,214 (a)
Chattem, Inc. .................................         4,900      333,690 (a)
                                                                   884,190

PHARMACEUTICALS -- 0.3%

Caraco Pharmaceutical
   Laboratories Ltd. ..........................         6,900       21,183 (a)
Noven Pharmaceuticals, Inc. ...................         4,400       62,920 (a)
The Medicines Co. .............................         5,743       48,184 (a)
                                                                   132,287

PROFESSIONAL SERVICES -- 0.9%

Administaff, Inc. .............................         5,300      123,331
CoStar Group, Inc. ............................         3,700      147,519 (a)
First Advantage Corp. (Class A) ...............         3,800       57,798 (a)
HIS, Inc. (Class A) ...........................         2,400      119,688 (a)
                                                                   448,336

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 3.1%

BioMed Realty Trust, Inc. (REIT) ..............        25,200      257,796
Digital Realty Trust, Inc. (REIT) .............         9,800      351,330
DuPont Fabros Technology,
   Inc. (REIT) ................................         9,500       89,490
Healthcare Realty Trust Inc. (REIT) ...........        18,200      306,306
Omega Healthcare
   Investors, Inc. (REIT) .....................        33,400      518,368
                                                                 1,523,290

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%

FirstService Corp. ............................         7,300       86,359 (a)

ROAD & RAIL -- 2.0%

Genesee & Wyoming Inc. (Class A) ..............        19,250      510,317 (a)
Landstar System, Inc. .........................         3,700      132,867
Old Dominion Freight Line, Inc. ...............        10,300      345,771 (a)
                                                                   988,955

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%

Ceva, Inc. ....................................         4,407       38,253 (a)
Hittite Microwave Corp. .......................         2,500       86,875 (a)
IXYS Corp. ....................................        10,266      103,892

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
Microsemi Corp. ...............................        13,000   $   179,400 (a)
Rudolph Technologies, Inc. ....................        20,200       111,504 (a)
Semtech Corp. .................................        16,700       265,697 (a)
Tessera Technologies, Inc. ....................         1,900        48,051 (a)
Varian Semiconductor Equipment
   Associates, Inc. ...........................         4,400       105,556 (a)
                                                                    939,228

SOFTWARE -- 5.4%

ACI Worldwide, Inc. ...........................         5,900        82,364 (a)
Actuate Corp. .................................        14,800        70,744 (a)
Blackbaud, Inc. ...............................        24,500       380,975
Blackboard Inc. ...............................         5,400       155,844 (a)
Concur Technologies, Inc. .....................         6,800       211,344 (a)
Deltek, Inc. ..................................         9,200        39,928 (a)
Factset Research Systems, Inc. ................         3,200       159,584
Interactive Intelligence, Inc. ................         7,000        85,820 (a)
Jack Henry & Associates, Inc. .................         7,300       151,475
Kenexa Corp. ..................................         5,800        67,106 (a)
Micros Systems Inc. ...........................        14,400       364,608 (a)
NetSuite, Inc. ................................         8,500       100,385 (a)
Parametric Technology Corp. ...................        23,700       277,053 (a)
Pegasystems Inc. ..............................         3,900       102,882
Solera Holdings, Inc. .........................         7,500       190,500 (a)
Symyx Technologies ............................        13,200        77,220 (a)
Ultimate Software Group, Inc. .................         5,500       133,320 (a)
                                                                  2,651,152

SPECIALTY RETAIL -- 3.7%

Aaron Rents, Inc. (Class B) ...................        14,500       432,390
Aeropostale, Inc. .............................         9,600       328,992 (a)
American Eagle Outfitters, Inc. ...............        12,800       181,376
JOS A Bank Clothiers, Inc. ....................           700        24,122 (a)
Systemax Inc. .................................         4,132        49,212 (a)
The Buckle, Inc. ..............................        12,150       386,006
The Cato Corp. (Class A) ......................         3,200        55,808
The Men's Wearhouse, Inc. .....................         1,600        30,688
The Wet Seal Inc. (Class A) ...................        17,731        54,434 (a)
Tractor Supply Co. ............................         6,400       264,448 (a)
                                                                  1,807,476

TEXTILES APPAREL & LUXURY GOODS -- 0.8%

Columbia Sportswear Co. .......................         6,199       191,673
Deckers Outdoor Corp. .........................           723        50,805 (a)
FGX International Holdings Ltd. ...............         1,700        19,346 (a)
Fossil, Inc. ..................................         2,400        57,792 (a)
True Religion Apparel, Inc. ...................         1,800        40,140 (a)
Wolverine World Wide Inc. .....................         2,200        48,532
                                                                    408,288

TRADING COMPANIES & DISTRIBUTORS -- 0.3%

Applied Industrial Technologies, Inc. .........         4,700        92,590
Textainer Group Holdings Ltd. .................         3,500        40,215
                                                                    132,805

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%

Syniverse Holdings, Inc. ......................         2,300   $    36,869 (a)

TOTAL COMMON STOCK
   (COST $56,694,917) .........................                  46,926,246

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $18) .................................                          10 (c)

TOTAL INVESTMENTS IN SECURITIES
   (COST $56,694,935) .........................                  46,926,256

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class 0.28% ..................                   2,837,224 (b,d)
   (COST $2,837,224)

TOTAL INVESTMENTS
   (COST $59,532,159) .........................                  49,763,480

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.8)% ..............................                    (372,504)
                                                                -----------

NET ASSETS -- 100.0%                                            $49,390,976
                                                                ===========

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(d) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds - GE Money Market Fund.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR   American Depository Receipt

REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

SMALL-CAP EQUITY FUND

                                         ---------------------------------------------------------------   ------------------------
                                                                     CLASS 1                                       CLASS 4
                                         ---------------------------------------------------------------   ------------------------
                                         6/30/09+    12/31/08(c)  12/31/07  12/31/06  12/31/05  12/31/04   6/30/09+   12/31/08(c)**
                                         ---------------------------------------------------------------   ------------------------
INCEPTION DATE                                --           --           --        --        --   4/28/00       --       5/1/08
Net asset value, beginning of period ..  $  7.48      $ 12.17     $  14.39  $  14.44  $  13.62  $  12.74   $ 7.49      $ 12.06
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income ..............     0.04         0.09         0.06      0.05      0.02      0.08    (0.02)        0.02
   Net realized and unrealized gains/
      (losses) on investments .........     0.60        (4.67)        0.31      1.87      1.28      1.85     0.65        (4.51)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS .........................     0.64        (4.58)        0.37      1.92      1.30      1.93     0.63        (4.49)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............       --         0.05         0.06      0.04      0.03      0.07       --         0.02
   Net realized gains .................       --         0.06         2.53      1.93      0.45      0.98       --         0.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................       --         0.11         2.59      1.97      0.48      1.05       --         0.08
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $  8.12      $  7.48     $  12.17  $  14.39  $  14.44  $  13.62   $ 8.12      $  7.49
===================================================================================================================================
TOTAL RETURN (a) ......................     8.56%      (37.59)%       2.39%    13.27%     9.53%    15.15%    8.41%      (37.20)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
      thousands) ......................  $49,384      $50,210     $104,010  $127,381  $128,142  $117,158   $    7      $     6
   Ratios to average net assets:
      Net investment income* ..........     0.03%        0.46%        0.31%     0.31%     0.11%     0.67%   (0.45)%      (0.01)%*
      Expenses* .......................     1.50%(b)     0.94%(b)     0.87%     0.86%     0.86%     0.88%    1.96%(b)     1.39%(b)*
   Portfolio turnover rate ............       21%          85%          25%       52%       33%      101%      21%          85%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

(c) Less than $0.01 per share of the distribution paid was from Return of Capital.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

                                                                    SMALL-CAP
Statement of Assets                                                  EQUITY
and Liabilities  JUNE 30, 2009 (UNAUDITED)                            FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $$56,694,917) ......................................   $ 46,926,246
   Investments in affiliated securities, at market
      (cost $18) ...............................................             10
   Short-term affiliated investments (at amortized cost) .......      2,837,224
   Receivable for investments sold .............................         16,448
   Income receivables ..........................................         28,329
   Receivable for fund shares sold .............................          1,157
--------------------------------------------------------------------------------
     TOTAL ASSETS ..............................................     49,809,414
--------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ...........................        178,119
   Payable for fund shares redeemed ............................         56,903
   Payable to GEAM .............................................         54,630
   Accrued other expenses ......................................         64,073
   Options written, at market (premium $36,069) ................         58,450
   Other liabilities ...........................................          6,263
--------------------------------------------------------------------------------
     TOTAL LIABILITIES .........................................        418,438
--------------------------------------------------------------------------------
NET ASSETS .....................................................   $ 49,390,976
================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .............................................     70,628,161
   Undistributed (distribution in excess of) net investment
      income ...................................................         21,303
   Accumulated net realized loss ...............................    (11,467,418)
   Net unrealized depreciation on:
   Investments .................................................     (9,768,679)
     Futures ...................................................            (10)
     Written options ...........................................        (22,381)
--------------------------------------------------------------------------------
NET ASSETS .....................................................   $ 49,390,976
================================================================================

CLASS 1:

NET ASSETS .....................................................     49,384,170
Shares outstanding ($0.01 par value; unlimited shares
   authorized) .................................................      6,078,926
Net asset value per share ......................................   $       8.12

CLASS 4:

NET ASSETS .....................................................       6,806.00
Shares outstanding ($0.01 par value; unlimited shares
   authorized) .................................................         838.00
Net asset value per share ......................................   $       8.12

See Notes to Financial Statements.

Statement of Operations                                             SMALL-CAP
                                                                     EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                    FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend ..................................................   $    304,877
     Interest ..................................................         31,251
     Interest from affliated investments .......................          6,455
     Less: Foreign taxes withheld ..............................           (225)
--------------------------------------------------------------------------------
   TOTAL INCOME ................................................        342,358
--------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administrative fees ..........................        213,779
     Distributors Fees (Notes 4) Service Class .................             14
     Transfer agent ............................................          9,776
     Directors's fees ..........................................            649
     Custody and accounting expenses ...........................         70,020
     Professional fees .........................................         28,930
     Registration expenses .....................................          1,692
     Other expenses ............................................         14,723
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ..............        339,583
--------------------------------------------------------------------------------
     Less: Expenses reimbursed by the adviser ..................         (2,954)
--------------------------------------------------------------------------------
     Net expenses ..............................................        336,629
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................          5,729
================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     REALIZED GAIN (LOSS) ON:
       Investments .............................................     (6,526,200)
       Written options .........................................         86,293
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments .............................................     10,211,053
       Futures .................................................            (10)
       Written options .........................................        (60,037)
--------------------------------------------------------------------------------
     Net realized and unrealized gain on investments ...........      3,711,099
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $  3,716,828
================================================================================

See Notes to Financial Statements.

                                                                                                    SMALL-CAP
Statements of                                                                                         EQUITY
Changes in Net Assets                                                                                  FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED    YEAR ENDED
                                                                                           JUNE 30, 2009    DECEMBER 31,
                                                                                             (UNAUDITED)        2008
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ..........................................................     $     5,729      $    331,703
     Net realized loss on investments, futures and written options ...................      (6,439,907)       (4,974,150)
     Net increase (decrease) in unrealized appreciation/(depreciation) on investments,
       futures and written options ...................................................      10,151,006       (29,522,691)
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .........................................       3,716,828       (34,165,138)
-------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class 1 .......................................................................              --          (359,420)
       Class 4 .......................................................................              --               (20)
     Net realized gains
       Class 1 .......................................................................              --          (379,020)
       Class 4 .......................................................................              --               (47)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............................................................              --          (738,507)
-------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ...............       3,716,828       (34,903,645)
-------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class 1 .......................................................................       1,459,443        11,808,695
       Class 4 .......................................................................              --            10,000
     Value of distributions reinvested
       Class 1 .......................................................................              --           738,440
       Class 4 .......................................................................              --                67
     Cost of shares redeemed
       Class 1 .......................................................................      (6,001,278)      (31,447,731)
       Class 4 .......................................................................              --                --
-------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions ............................................      (4,541,835)      (18,890,529)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ......................................................        (825,007)      (53,794,174)

NET ASSETS
   Beginning of period ...............................................................      50,215,983       104,010,157
-------------------------------------------------------------------------------------------------------------------------
   End of period .....................................................................     $49,390,976      $ 50,215,983
=========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD .......     $    21,303      $     15,574
-------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold ..........................................................................         205,369         1,338,034
Issued for distributions reinvested ..................................................              --           101,854
Shares redeemed ......................................................................        (842,154)       (2,946,942)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ..........................................................        (636,785)       (1,507,054)
=========================================================================================================================
CLASS 4
Shares sold ..........................................................................              --               829
Issued for distributions reinvested ..................................................              --                 9
-------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ..........................................................              --               838
=========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                   Level 1     Level 2   Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities        $49,763,470     $ 10      $ --    $49,763,480
Other Financial Instruments               --       --        --             --

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Funds's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

At June 30, 2009, information on the tax cost of investments is as follows:

                                                             Net Tax
             Cost of        Gross Tax      Gross Tax      Appreciation/
         Investments for    Unrealized     Unrealized    (Depreciation)
           Tax Purposes    Appreciation   Depreciation   on Investments
--------------------------------------------------------------------------------
           $59,638,314      $2,749,240    $(12,682,534)    $(9,933,294)

As of December 31, 2008, the Fund has capital loss carryovers as follows:

                    Amount                    Expires
--------------------------------------------------------------------------------
                   $430,701                  12/31/16

Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred $4,486,586 losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                     Long-Term
        Ordinary      Capital     Return of
         Income        Gains       Capital       Total
---------------------------------------------------------
2008   $  348,614   $   379,085    $10,808    $   738,507
2007    3,273,697    15,060,783         --     18,334,480

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                Undistributed
                (Distribution
                in Excess of)
                Net Investment      Accumulated       Paid In
                    Income       Net Realized Gain    Capital
--------------------------------------------------------------------------------
                    $6,851             $3,957        $(10,808)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Fund's 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                          Asset Derivatives June 30, 2009              Liability Derivatives June 30, 2009
Derivatives not       ---------------------------------------   ---------------------------------------------------
accounted for as        Location in       Notional                    Location in             Notional
hedging instruments    the Statements   Value/No. of                the Statements         Value/No. of
under FASB               of Assets        Contracts    Fair            of Assets             Contracts      Fair
Statement 133         and Liabilities   Long/(Short)   Value        and Liabilities         Long/(Short)    Value
-------------------------------------------------------------------------------------------------------------------
Equity Contracts             --              --          --     Payables, Net Assets -       (150)         (58,450)
                                                                Unrealized Appreciation/
                                                                (Depreciation)
-------------------------------------------------------------------------------------------------------------------

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                        Change in Unrealized
Derivatives not accounted          Location in the             Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments          Statements of           (Loss) on Derivatives          on Derivatives
under FASB Statement 133              Operations             Recognized in Income       Recognized in Income
---------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on            86,293                    (60,055)
                             futures, Increase/(decrease)
                             in unrealized appreciation/
                             (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

DISTRIBUTION AND SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $421 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; and (iv) SouthernSun Asset Management, Inc. GEAM is responsible for allocating the Fund's assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund's cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fees, which are calculated as a percentage of the average daily net assets of the respective Allocated Assets that they manage.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

6.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                          Purchases          Sales
--------------------------------------------------------------------------------
                             $ --             $ --

                                Other Securities
--------------------------------------------------------------------------------
                           Purchases            Sales
--------------------------------------------------------------------------------
                          $9,115,946         $13,909,089

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

OPTIONS During the period ended June 30, 2009, the following option contracts were written.

                                                             Number of
                                                             Contracts   Premium
--------------------------------------------------------------------------------
Balance as of
   December 31, 2008                                            117      $38,259
Written                                                         485       84,721
Closed and expired                                              452       86,911
--------------------------------------------------------------------------------
Balance as of
   June 30, 2009                                                150      $36,069
--------------------------------------------------------------------------------

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES
(SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND
MARKETING (SINCE JULY 2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

International Equity Fund                               Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- International Equity Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

International Equity Fund                   Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                 6-MONTH   12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                   3.16     -26.21
Global equities (MSCI World Index)                              6.35     -29.50
International equities
   (MSCI EAFE Index)                                            7.95     -31.35
Emerging Markets equities
   (MSCI EM Index)                                             36.01     -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                         2.64     -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                      9.96     -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                   1.90       6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                           0.47       4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                          4.38       5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

International Equity Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

International Equity Fund                                               Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ................................................         1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..........................         2

NOTES TO SCHEDULE OF INVESTMENTS ....................................         9

FINANCIAL STATEMENTS

   Financial Highlights .............................................        10

   Statement of Assets and Liabilities ..............................        11

   Statement of Operations ..........................................        12

   Statements of Changes in Net Assets ..............................        13

   Notes to Financial Statements ....................................        14

ADDITIONAL INFORMATION ..............................................        22

INVESTMENT TEAM .....................................................        25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Morgan Stanley Capital International EAFE Index (MSCI(R) EAFE(R) Index) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

International Equity Fund
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND.

[PHOTO OF RALPH R. LAYMAN]

RALPH R. LAYMAN

RALPH R. LAYMAN IS PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITIES AND A DIRECTOR AT GE ASSET MANAGEMENT. HE MANAGES THE OVERALL PUBLIC EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992, PRESIDENT -INTERNATIONAL EQUITIES IN MARCH 2007 AND PRESIDENT - PUBLIC EQUITIES SINCE JULY 2009.

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE OCTOBER 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HOPKINSON WORKED FOR FIDUCIARY TRUST INTERNATIONAL IN BOTH LONDON AND NEW YORK.

PAUL NESTRO IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INTERNATIONAL EQUITY FUND SINCE FEBRUARY 2007. MR. NESTRO JOINED GE ASSET MANAGEMENT IN 1993 AS A PERFORMANCE AND ATTRIBUTION ANALYST IN U.S. EQUITIES. HE BECAME A SENIOR PERFORMANCE AND ATTRIBUTION ANALYST IN 1994 AND SINCE 1996 HAS BEEN AN ANALYST AND PORTFOLIO MANAGER IN THE INTERNATIONAL EQUITIES GROUP.

JONATHAN L. PASSMORE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY FUND SINCE JANUARY 2002. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, HE WAS WITH MERRILL LYNCH FOR SIX YEARS, MOST RECENTLY AS DIRECTOR, INTERNATIONAL EQUITY.

MICHAEL J. SOLECKI IS A SENIOR VICE PRESIDENT AT GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY FUND SINCE SEPTEMBER 1997. HE JOINED GE ASSET MANAGEMENT IN 1990 AS AN INTERNATIONAL EQUITY ANALYST. HE BECAME A VICE PRESIDENT FOR INTERNATIONAL EQUITY PORTFOLIOS IN 1996 AND SENIOR VICE PRESIDENT IN 2000.

MAKOTO SUMINO IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INTERNATIONAL EQUITY FUND SINCE FEBRUARY 2007. MR. SUMINO JOINED GE ASSET MANAGEMENT IN SEPTEMBER 1996 AS A SECURITIES ANALYST AND PORTFOLIO MANAGER. HE BECAME DEPUTY DIRECTOR OF THE INTERNATIONAL EQUITY RESEARCH TEAM IN JANUARY 2001 AND DIRECTOR IN APRIL 2005.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the International Equity Fund returned 7.69% for the Class 1 shares and 7.50% for the Class 4 shares. The MSCI EAFE Index, the Fund's benchmark, returned 7.95% and the Fund's Morningstar peer group of 137 US Insurance Foreign Large Blend funds returned an average of 6.22% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. There were two distinct parts to this period: the first 10 weeks of the year when markets reached new multi-year lows, driven by fear

--------------------------------------------------------------------- [Q&A LOGO]

      of a collapsing global economy; and the remainder of the period which saw risk aversion give way to some measure of risk acceptance as the allure of attractive valuations plus heavy weights of cash brought investors back in from the sidelines.

Q.    WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The most glaring point about this period was the uniformity of the problem. In the past, individual countries have experienced recessions but used trade with other parts of the world to help them recover.
      However, this period has been marked by the absence of even one economy that could act as an anchor for the rest, with the exception, perhaps, of China which is growing domestically even while its export trade has diminished substantially.

Q.    WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Much of the underperformance came from a rotation by the market out of defensive consumer staples (overweight in the Fund) into more cyclical consumer discretionary stocks (underweight). In addition, the growing weight in financial stocks performed poorly at the start of the period. Consumer staples stocks Shiseido (Japan) and Danone (France) performed poorly, as did financial holdings Sony Financial, Royal Bank of Scotland, and Lloyds Banking Group. Positive attribution came from holdings in energy and telecom services, notably Paladin Resources (Australia), Petrobras (Brazil) and Saipem (Italy).

Q.    DID THE WEIGHTINGS/COUNTRY ALLOCATIONS OF THE FUND CHANGE? WHY?

A. By the end of the period, the underweight in the Fund's positions in Energy, Materials, Healthcare and Utilities had all been reduced due to growing optimism that the worst of the economic crisis may be behind us (for the first two) but reflecting continued concern that the crisis has not been completely solved (the latter two). The overweight in Consumer Staples has been reduced on valuation concerns and the weight in Financials modestly increased as clarity and confidence slowly grew.

Q.    WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Several new holdings were established including ENI (Italy - energy) for its attractive valuation and HSBC (UK - banking) for its diversification across several major markets. Telefonica (Spain - telecom) was added for its higher beta Latin American operations while National Grid was increased for the relative safety of its regulated returns.

      Diageo (UK) was eliminated due to its position in the higher, more expensive end of the beverage market while East Japan Rail and France Telecom were sold for disappointing performance by supposedly defensive names in a difficult environment.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                          ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
      Class 1                   1,000.00                   1,076.92                   8.70
      Class 4                   1,000.00                   1,075.00                  10.86
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
      Class 1                   1,000.00                   1,016.28                   8.45
      Class 4                   1,000.00                   1,014.23                  10.54
---------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.69% FOR CLASS 1 SHARES AND 2.11% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT SIX MONTHS PERIOD)

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 7.69% FOR CLASS 1 SHARES, AND 7.50% FOR CLASS 4 SHARES.

International Equity Fund                                            (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                         International Equity Fund                MSCI EAFE
           06/99                      $10,000                      $10,000
           12/99                      $12,299                      $12,212
           12/00                      $10,734                      $10,482
           12/01                      $ 8,495                      $ 8,216
           12/02                      $ 6,471                      $ 6,907
           12/03                      $ 8,924                      $ 9,572
           12/04                      $10,338                      $11,510
           12/05                      $12,219                      $13,067
           12/06                      $15,236                      $16,509
           12/07                      $18,737                      $18,355
           12/08                      $10,149                      $10,393
           06/09                      $10,930                      $11,219

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1/95)
--------------------------------------------------------------------------------

                                   SIX      ONE      FIVE   TEN     ENDING VALUE OF A
                                  MONTHS    YEAR     YEAR   YEAR   $10,000 INVESTMENT
--------------------------------------------------------------------------------------
International Equity Fund           7.69%  -35.47%   3.87%  0.89%        $10,930
--------------------------------------------------------------------------------------
MSCI EAFE Index                     7.95%  -31.35%   2.31%  1.16%        $11,219
--------------------------------------------------------------------------------------
Morningstar peer group average*     6.22%  -32.84%   2.07%  0.69%
======================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                          International Equity Fund               MSCI EAFE
        05/01/08                      $10,000                      $10,000
           06/08                      $ 9,234                      $ 9,272
           09/08                      $ 7,298                      $ 7,365
           12/08                      $ 5,521                      $ 5,896
           06/09                      $ 5,935                      $ 6,365

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                     SIX     ONE       SINCE      ENDING VALUE OF A
                                   MONTHS    YEAR    INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------
International Equity Fund           7.50%   -35.72%   -36.04%          $5,935
------------------------------------------------------------------------------------
MSCI EAFE Index                     7.95%   -31.35%   -32.11%          $6,365
------------------------------------------------------------------------------------
Morningstar peer group average**    6.22%   -32.84%
====================================================================================

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in developed and developing countries outside the United States.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Market Value of $17,037 (in thousands)

                                  [PIE CHART]

Continental Europe                                                        47.8%
United Kingdom                                                            18.0%
Japan                                                                     17.3%
Pacific Rim                                                                4.7%
Emerging Asia                                                              4.3%
Latin America                                                              2.9%
United States                                                              2.1%
Canada                                                                     1.9%
Emerging Europe                                                            1.0%

TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2009
as a % of Market Value
--------------------------------------------------------------------------------

Roche Holding AG                                                          3.41%
--------------------------------------------------------------------------------
Banco Santander S.A. (Regd.)                                              3.32%
--------------------------------------------------------------------------------
Nestle S.A. (Regd.)                                                       2.78%
--------------------------------------------------------------------------------
BNP Paribas                                                               2.72%
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.                                       2.55%
--------------------------------------------------------------------------------
Nomura Holdings Inc.                                                      2.44%
--------------------------------------------------------------------------------
Groupe Danone                                                             2.30%
--------------------------------------------------------------------------------
Vodafone Group PLC                                                        2.29%
--------------------------------------------------------------------------------
Reckitt Benckiser Group PLC                                               2.28%
--------------------------------------------------------------------------------
Total S.A.                                                                2.25%
================================================================================

 * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE FOREIGN LARGE BLEND PEER GROUP CONSISTING OF 137, 134, 94 AND 46 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE FOREIGN LARGE BLEND PEER GROUP CONSISTING OF 137 AND 134 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3% +
--------------------------------------------------------------------------------

AUSTRALIA -- 2.9%

Brambles Ltd. .................................        58,794   $   283,291
Paladin Energy Ltd. ...........................        32,399       129,131 (a)
Telstra Corporation Ltd. ......................        29,963        82,118
                                                                    494,540

BRAZIL -- 2.0%

Petroleo Brasileiro S.A. ADR ..................         4,918       164,064 (d)
Vale S.A. .....................................        12,039       184,799 (d)
                                                                    348,863

CANADA -- 1.8%

Kinross Gold Corp. ............................         3,688        67,323
Potash Corp of Saskatchewan Inc. ..............         2,673       249,699
                                                                    317,022

CHILE -- 0.7%

Sociedad Quimica y Minera de
   Chile S.A. ADR (Series B) ..................         1,172        42,415
China Mobile Ltd. .............................         6,990        69,990
                                                                    112,405

DENMARK -- 0.4%

G4S PLC .......................................        20,765        71,183

FINLAND -- 1.3%

Nokia OYJ .....................................        15,309       224,180

FRANCE -- 15.3%

Alstom S.A. ...................................           911        53,738 (d)
AXA S.A. ......................................         4,966        93,269 (d)
BNP Paribas ...................................         7,145       463,515 (d)
Cie Generale d'Optique Essilor
   International S.A. .........................         4,590       218,769
Credit Agricole S.A. ..........................        17,299       215,371
GDF Suez ......................................         2,796       104,085
Groupe Danone .................................         7,935       391,258 (d)
Total S.A. ....................................         7,088       382,568
Unibail-Rodamco (REIT) ........................           307        45,714
Veolia Environnement ..........................         9,108       268,154 (d)
Vinci S.A. ....................................         3,434       154,062 (d)
Vivendi .......................................         9,960       237,986
                                                                  2,628,489

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
GERMANY -- 7.6%

Adidas AG .....................................         2,240   $    85,146
Bayer AG ......................................         5,046       270,513
Deutsche Boerse AG ............................         1,355       105,065
E.ON AG .......................................         5,183       183,348
Linde AG ......................................         2,317       189,894
Metro AG ......................................         3,214       153,366
RWE AG ........................................           694        54,600
Siemens AG (Regd.) ............................         3,634       250,580
                                                                  1,292,512

GREECE -- 0.2%

Hellenic Telecommunications
   Organization S.A. ..........................         2,102        32,137

HONG KONG -- 0.8%

Esprit Holdings Ltd. ..........................        12,614        70,719
Sun Hung Kai Properties Ltd. ..................         5,930        74,297
                                                                    145,016

INDIA -- 1.3%

ICICI Bank Ltd. ...............................         2,644        40,048
Larsen & Toubro Ltd. ..........................         5,548       181,866
                                                                    221,914

IRELAND -- 0.7%

CRH PLC .......................................         5,398       123,037

ITALY -- 2.6%

ENI S.p.A. ....................................         9,340       220,748
Intesa Sanpaolo S.p.A. ........................        49,415       159,071
Saipem S.p.A. .................................         2,678        65,134
                                                                    444,953

JAPAN -- 17.2%

East Japan Railway Co. ........................         2,864       172,460
Mitsubishi Estate Company Ltd. ................        17,982       300,244
Mitsubishi Heavy Industries Ltd. ..............        35,000       145,100
Mitsubishi UFJ Financial Group Inc. ...........        70,190       435,027
Nintendo Company Ltd. .........................           400       110,401
Nomura Holdings Inc. ..........................        49,263       415,609
Shiseido Company Ltd. .........................        17,647       289,346
Sony Financial Holdings Inc. ..................            96       265,359 (a)
Sumitomo Metal Industries Ltd. ................        65,002       173,141 (d)
Sumitomo Mitsui Financial
   Group Inc. .................................         3,477       141,624
The Bank of Yokohama Ltd. .....................        24,506       131,312
Toray Industries Inc. .........................        17,159        87,498 (d)
Toyota Motor Corp. ............................         7,546       287,027
                                                                  2,954,148

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
MEXICO -- 0.6%

America Movil SAB de C.V.
   ADR (Series L) .............................         2,455   $    95,058

NETHERLANDS -- 2.3%

Heineken N.V. .................................         2,118        78,548
Koninklijke Ahold N.V. ........................         7,597        87,208
Koninklijke Philips Electronics N.V. ..........        11,894       218,966
                                                                    384,722

SINGAPORE -- 1.0%

CapitaLand Ltd. ...............................        39,500       101,251
Singapore Telecommunications Ltd. .............        30,314        62,833
                                                                    164,084

SOUTH AFRICA -- 1.0%

MTN Group Ltd. ................................        11,241       172,214

SOUTH KOREA -- 1.4%

KB Financial Group Inc. .......................         1,620        54,426
KB Financial Group Inc.ADR ....................           551        18,354
Samsung Electronics Company Ltd. ..............            80        37,176
Samsung Electronics Company
   Ltd. GDR ...................................           564       131,553 (b,d)
                                                                    241,509

SPAIN -- 5.3%

Banco Santander S.A. (Regd.) ..................        47,050       564,915 (d)
Iberdrola S.A. ................................        15,708       127,350
Iberdrola S.A. ................................         3,721        29,228 (a)
Telefonica S.A. ...............................         8,431       190,631
                                                                    912,124

SWEDEN -- 0.5%

Hennes & Mauritz AB (Series B) ................         1,874        93,121

SWITZERLAND -- 11.3%

ABB Ltd. (Regd.) ..............................        10,782       169,332 (a)
Credit Suisse Group AG (Regd.) ................         6,076       277,109
Nestle S.A. (Regd.) ...........................        12,607       474,349
Novartis AG (Regd.) ...........................         6,402       259,247
Roche Holding AG ..............................         4,273       580,315
Syngenta AG ...................................           745       172,798
                                                                  1,933,150

TAIWAN -- 1.2%

Taiwan Semiconductor Manufacturing
   Company Ltd. ...............................       123,019       205,094

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 17.9%

BG Group PLC ..................................        13,943   $   233,753
BHP Billiton PLC ..............................        12,806       287,662 (d)
BP PLC ........................................        14,167       111,475
Diageo PLC ....................................         3,947        56,649
G4S PLC .......................................        32,613       111,982
HSBC Holdings PLC .............................        25,992       215,095
Lloyds Banking Group PLC ......................       218,107       251,181 (d)
National Grid PLC .............................        33,358       300,772
Prudential PLC ................................        28,266       192,484 (d)
Reckitt Benckiser Group PLC ...................         8,545       389,241
Rio Tinto PLC .................................         1,513        17,392 (a)
Rio Tinto PLC (Regd.) .........................         3,032       105,108
Tesco PLC .....................................        53,773       313,134
The Capita Group PLC ..........................         8,216        96,676
Vodafone Group PLC ............................       201,722       389,345 (d)
                                                                  3,071,949

TOTAL COMMON STOCK
   (COST $20,795,745) .........................                  16,683,424

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%%
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $17,827) .............................                       9,805 (e)

TOTAL INVESTMENTS IN SECURITIES
   (COST $20,813,572) .........................                  16,693,229

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class
   0.28%
   (COST $343,671) ............................                     343,671 (c,f)

TOTAL INVESTMENTS
   (COST $21,157,243) .........................                  17,036,900

OTHER ASSETS AND LIABILITIES,
   NET -- 0.6% ................................                     102,544
                                                                -----------

NET ASSETS -- 100.0% ..........................                 $17,139,444
                                                                ===========

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI International Equity Fund had the following long futures contracts open at June 30, 2009 (unaudited):

                                                     NUMBER     CURRENT    UNREALIZED
                                    EXPIRATION         OF      NOTIONAL   APPRECIATION/
DESCRIPTION                            DATE        CONTRACTS     VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------
DJ Euro Stoxx 50 Index Futures    September 2009       3       $100,907       $351
FTSE 100 Index Futures            September 2009       1         69,464       (519)
Topix Index Futures               September 2009       1         95,818        456
                                                                              ----
                                                                              $288
                                                                              ====

The GEI International Equity was invested in the following sectors at June 30, 2009 (unaudited):

SECTOR                                       PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Commercial Banks                                           15.79%
Oil, Gas & Consumable Fuels                                 7.29%
Pharmaceuticals                                             6.52%
Food Products                                               5.08%
Metals & Mining                                             4.90%
Chemicals                                                   4.37%
Multi-Utilities                                             4.27%
Wireless Telecommunication Services                         4.26%
Capital Markets                                             4.07%
Food & Staples Retailing                                    3.25%
Insurance                                                   3.24%
Real Estate Management & Development                        2.79%
Industrial Conglomerates                                    2.76%
Commercial Services & Supplies                              2.75%
Household Products                                          2.28%
Semiconductors & Semiconductor Equipment                    2.19%
Diversified Telecommunication Services                      2.16%
Short-Term                                                  2.02%
Electric Utilities                                          2.00%
Construction & Engineering                                  1.97%
Personal Products                                           1.70%
Automobiles                                                 1.68%
Media                                                       1.41%
Communications Equipment                                    1.33%
Electrical Equipment                                        1.31%
Healthcare Equipment & Supplies                             1.28%
Road & Rail                                                 1.01%
Specialty Retail                                            0.96%
Machinery                                                   0.85%
Beverages                                                   0.79%
Construction Materials                                      0.72%
Software                                                    0.65%
Diversified Financial Services                              0.62%
Professional Services                                       0.57%
Textiles Apparel & Luxury Goods                             0.50%
Energy Equipment & Services                                 0.39%
Real Estate Investment Trusts (REIT's)                      0.27%
                                                          -------
                                                          100.00%
                                                          =======

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $131,553; or 0.77% of net assets. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)   Coupon amount represents effective yield.

(d) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds - GE Money Market Fund.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR   American Depository Receipt

GDR   Global Depository Receipt

REGD. Registered

REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                ---------------------------------------------------------------------   ----------------------------
                                                               CLASS 1                                         CLASS 4
                                ---------------------------------------------------------------------   ----------------------------
                                 6/30/09+     12/31/08       12/31/07   12/31/06  12/31/05   12/31/04   6/30/09+      12/31/08**
                                ---------------------------------------------------------------------   ----------------------------
INCEPTION DATE ...............        --            --             --         --        --     5/1/95        --         5/1/08
Net asset value, beginning
   of period .................  $   0.39      $  14.67       $  14.08   $  11.42  $   9.76   $   8.52   $  0.40       $  14.36
INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income
      (loss) .................      0.01          0.51           0.23       0.15      0.13       0.11     (0.02)          0.10
   Net realized and
      unrealized gains/
      (losses) on
      investments ............      0.02         (7.04)          2.98       2.67      1.65       1.24      0.05          (6.35)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS .....      0.03         (6.53)          3.21       2.82      1.78       1.35      0.03          (6.25)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .....        --          0.51           0.23       0.16      0.12       0.11        --           0.47
   Net realized gains ........        --          7.24           2.39         --        --         --        --           7.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........        --          7.75           2.62       0.16      0.12       0.11        --           7.71
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
   PERIOD ....................  $   0.42      $   0.39       $  14.67   $  14.08  $  11.42   $   9.76   $  0.43       $   0.40
====================================================================================================================================
TOTAL RETURN (a) .............      7.69%       (45.83)%        22.98%     24.69%    18.19%     15.85%     7.50%        (44.79)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
      period (in thousands) ..  $ 17,134      $ 17,920       $ 84,272   $ 80,648  $ 65,450   $ 55,714   $     6       $      6
   Ratios to average net
      assets:
      Net investment
         income* .............     2.90%          2.57%          1.30%      1.16%     1.19%      1.31%     2.53%          1.63%
      Gross Expenses* ........     1.89%          1.29%          1.13%      1.13%     1.25%      1.15%     2.32%          1.74%
      Net Expenses* ..........     1.69%(b,c)     1.18%(b,c)     1.13%      1.13%     1.25%      1.15%     2.11%(b,c)     1.56%(b,c)
   Portfolio turnover rate ...       22%            41%            32%        34%       53%        38%       22%            41%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund ("GE Money Market Fund").

(c) Reflects GEAM's contractual arrangement with GE Investments Funds, Inc. to limit the Fund's management fee to 0.80% of the average daily net assets of the Fund until April 30, 2010. Please see Note 4 of the Notes to Financial Statements for further details.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

Statement of Assets                                              INTERNATIONAL
and Liabilities JUNE 30, 2009 (UNAUDITED)                         EQUITY FUND
-------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $20,795,745) ...   $  16,683,424
   Investments in affiliated securities, at market
      (cost $17,827) .........................................           9,805
   Short-term affiliated investments (at amortized cost) .....         343,671
   Foreign cash (cost $26,805) ...............................          26,596
   Receivable for investments sold ...........................          72,545
   Income receivables ........................................          93,233
   Variation margin receivable ...............................             612
   Other assets ..............................................          70,659
-------------------------------------------------------------------------------
      TOTAL ASSETS ...........................................      17,300,545
-------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased .........................          39,313
   Payable for fund shares redeemed ..........................          16,613
   Payable to GEAM ...........................................          39,021
   Accrued other expenses ....................................          60,227
   Variation margin payable ..................................             412
   Other liabilities .........................................           5,515
-------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................         161,101
-------------------------------------------------------------------------------
NET ASSETS ...................................................   $  17,139,444
===============================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................      27,000,352
   Undistributed (distribution in excess of) net investment
      income .................................................         279,070
   Accumulated net realized loss .............................      (6,023,198)
   Net unrealized appreciation/(depreciation) on:
      Investments ............................................      (4,120,343)
      Futures ................................................             288
      Foreign currency related transactions ..................           3,275
-------------------------------------------------------------------------------
NET ASSETS ...................................................   $  17,139,444
===============================================================================

CLASS 1:

NET ASSETS ...................................................      17,133,553
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ...............................................      41,073,353
Net asset value per share ....................................   $        0.42

CLASS 4:

NET ASSETS ...................................................           5,891
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ...............................................          13,803
Net asset value per share ....................................   $        0.43

See Notes to Financial Statements.

Statement of Operations                                          INTERNATIONAL
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                EQUITY FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ...............................................   $     404,581
      Interest ...............................................           1,223
      Interest from affliated investments ....................           1,517
      Less: Foreign taxes withheld ...........................         (44,641)
-------------------------------------------------------------------------------
   TOTAL INCOME ..............................................         362,680
-------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees .......................          79,056
      Distributors Fees (Notes 4)
         Service Class .......................................              12
      Transfer agent .........................................           9,794
      Directors's fees .......................................              22
      Custody and accounting expenses ........................          40,464
      Professional fees ......................................          10,462
      Registration expenses ..................................           1,385
      Other expenses .........................................           8,730
-------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............         149,925
-------------------------------------------------------------------------------
      Less: Expenses Waived or borne by the adviser ..........         (15,792)
      Less: Expenses reimbursed by the adviser ...............            (536)
-------------------------------------------------------------------------------
      Net expenses ...........................................         133,597
-------------------------------------------------------------------------------
   NET INVESTMENT INCOME .....................................         229,083
===============================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .........................................      (3,441,830)
         Futures .............................................         (18,214)
         Foreign currency transactions .......................          16,528
      INCREASE IN UNREALIZED APPRECIATION ON:
         Investments .........................................       3,979,239
         Futures .............................................           5,165
         Foreign currency related transactions ...............           1,456
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........         542,344
-------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......   $     771,427
===============================================================================

See Notes to Financial Statements.

Statements of                                                              INTERNATIONAL
Changes in Net Assets                                                       EQUITY FUND
---------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30, 2009     DECEMBER 31,
                                                                    (UNAUDITED)          2008
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
      Net investments income ..................................     $    229,083     $   1,124,727
      Net realized gain (loss) on investments,
         futures and foreign currency related transactions ....       (3,443,516)       10,493,070
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments, futures and foreign
         currency related transactions ........................        3,985,860       (33,294,597)
---------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations .................          771,427       (21,676,800)
---------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income
         Class 1 ..............................................               --        (1,127,691)
         Class 4 ..............................................               --              (329)
      Net realized gains
         Class 1 ..............................................               --       (16,150,682)
         Class 4 ..............................................               --            (5,045)
---------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................               --       (17,283,747)
---------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and
      distributions ...........................................          771,427       (38,960,547)
---------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares
         Class 1 ..............................................          245,604        12,325,832
         Class 4 ..............................................               --            10,000
      Value of distributions reinvested
         Class 1 ..............................................               --        17,278,373
         Class 4 ..............................................               --             5,374
      Cost of shares redeemed
         Class 1 ..............................................       (1,802,768)      (57,006,212)
         Class 4 ..............................................               --                --
---------------------------------------------------------------------------------------------------
      Net decrease from share transactions ....................       (1,557,164)      (27,386,633)
---------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ...............................         (785,737)      (66,347,180)

NET ASSETS
   Beginning of period ........................................       17,925,181        84,272,361
---------------------------------------------------------------------------------------------------
   End of period ..............................................     $ 17,139,444     $  17,925,181
===================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ......................................     $    279,070     $      49,987
---------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold ...................................................          664,678           935,718
Issued for distributions reinvested ...........................               --        43,195,968
Shares redeemed ...............................................       (5,012,772)       (4,456,499)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................       (4,348,094)       39,675,187
===================================================================================================
CLASS 4
Shares sold ...................................................               --               696
Issued for distributions reinvested ...........................               --            13,106
---------------------------------------------------------------------------------------------------
Net increase in fund shares ...................................               --            13,802
===================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share class of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government,

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                     Level 1     Level 2   Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities          $17,027,094   $ 9,805    $ --     $17,036,900
Other Financial Instruments                288        --      --             288

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment obectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

                                                               Net Tax
          Cost of          Gross Tax        Gross Tax       Appreciation/
      Investments for      Unrealized       Unrealized     (Depreciation)
       Tax Purposes       Appreciation     Depreciation    on Investments
--------------------------------------------------------------------------------
        $22,571,207         $533,388       $(6,067,695)     $(5,534,307)

As of December 31, 2008, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2008 as follows:

                           Capital          Currency
--------------------------------------------------------------------------------
                          $1,416,970         $4,964

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                                         Ordinary      Long-Term
                                          Income     Capital Gains      Total
--------------------------------------------------------------------------------
2008                                    $1,428,534    $15,855,213    $17,283,747
2007                                     1,502,823     11,262,539     12,765,362

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                       Undistributed
                       (Distribution
                       in Excess of)
                       Net Investment         Accumulated
                          Income           Net Realized Gain
--------------------------------------------------------------------------------
                          $80,327             $(80,327)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Fund's 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                  Asset Derivatives June 30, 2009             Liability Derivatives June 30, 2009
                         ------------------------------------------------   --------------------------------------
Derivatives not
accounted for as                Location in            Notional               Location in       Notional
hedging instruments            the Statements        Value/No. of            the Statements   Value/No. of
under FASB                       of Assets            Contracts      Fair      of Assets        Contracts     Fair
Statement 133                 and Liabilities        Long/(Short)   Value   and Liabilities   Long/(Short)   Value
------------------------------------------------------------------------------------------------------------------
Equity Contracts         Receivables, Net Assets -      10,040      316*          --               --          --
                         Unrealized Appreciation/
                         (Depreciation)
------------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                       Change in Unrealized
Derivatives not accounted          Location in the            Realized Gain or      Appreciation/(Depreciation)
for as hedging instruments          Statements of           (Loss) on Derivatives          on Derivatives
under FASB Statement 133             Operations             Recognized in Income       Recognized in Income
---------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on          (18,214)                     5,215
                             futures, Increase/(decrease)
                             in unrealized appreciation/
                             (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation, or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                     Annualized based on average daily net assets
--------------------------------------------------------------------------------
                        Average Daily            Advisory and
                     Net Assets of Fund       Administration Fees
--------------------------------------------------------------------------------
                     First $100 million              1.00%
                      Next $100 million              0.95%
                      Over $200 million              0.90%

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.80% of the average daily net assets of the Fund (the "Management Fee Waiver Agreement"). Unless terminated or amended, the Management Fee Waiver Agreement will continue until April 30, 2010. The fee waiver will terminate automatically if the management agreement terminates. In addition, the Company may terminate the Management Fee Waiver Agreement without penalty upon 60 days written notice to GEAM. The Management Fee Waiver Agreement may be amended by the mutual written consent of the Company and GEAM.

DISTRIBUTION AND SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $96 was charged to the Fund.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                         Purchases              Sales
--------------------------------------------------------------------------------
                            $ --                 $ --

                                 Other Securities
--------------------------------------------------------------------------------
                         Purchases              Sales
--------------------------------------------------------------------------------
                         $3,486,383          $4,726,651

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of
 Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES
(SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND
MARKETING (SINCE JULY 2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Total Return Fund                                       Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Total Return Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Total Return Fund                           Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                   6-MONTH                 12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                     3.16                   -26.21
Global equities (MSCI World Index)                6.35                   -29.50
International equities
   (MSCI EAFE Index)                              7.95                   -31.35
Emerging Markets equities
   (MSCI EM Index)                               36.01                   -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                           2.64                   -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                        9.96                   -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                     1.90                     6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)             0.47                     4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                            4.38                     5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                       [BARCODE]

GE Investments Funds, Inc.

Total Return Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Total Return Fund                                                       Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ......................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ................................    2

NOTES TO SCHEDULE OF INVESTMENTS ..........................................   22

FINANCIAL STATEMENTS

   Financial Highlights ...................................................   23

   Statement of Assets and Liabilities ....................................   25

   Statement of Operations ................................................   26

   Statements of Changes in Net Assets ....................................   27

   Notes to Financial Statements ..........................................   29

ADVISORY AND ADMINISTRATIVE AGREEMENT APPROVALS ...........................   38

SPECIAL MEETING OF SHAREHOLDERS -- VOTING RESULTS .........................   42

ADDITIONAL INFORMATION ....................................................   45

INVESTMENT TEAM ...........................................................   48

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) and Barclays Captial U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Barclays Captial U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Total Return Fund
--------------------------------------------------------------------------------

THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN, JUDITH A. STUDER, DIANE M. WEHNER AND DAVID WIEDERECHT. MS. STUDER AND MR. WIEDERECHT ARE BOTH VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND, INCLUDING THE FULL DISCRETION TO ALLOCATE THE FUND'S ASSETS TO SUB-ADVISER(S) RETAINED BY GE ASSET MANAGEMENT. EACH OF THE OTHER PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY PORTION, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. GE ASSET MANAGEMENT HAS ALSO RETAINED URDANG TO ACT AS SUB-ADVISER TO THAT PORTION OF THE FUND'S ASSETS ALLOCATED TO REAL ESTATE-RELATED INVESTMENTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES.

[PHOTO OF PAUL M. COLONNA]

PAUL M. COLONNA IS PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME AND A DIRECTOR AT GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP. MR. COLONNA BECAME PRESIDENT - FIXED INCOME IN MARCH 2007.

[PHOTO OF RALPH R. LAYMAN]

RALPH R. LAYMAN IS PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITIES AND A DIRECTOR AT GE ASSET MANAGEMENT. HE MANAGES THE OVERALL PUBLIC EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS BEEN RESPONSIBLE FOR THE INTERNATIONAL EQUITY PORTION OF THE TOTAL RETURN FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992, PRESIDENT - INTERNATIONAL EQUITIES IN MARCH 2007 AND PRESIDENT - PUBLIC EQUITIES SINCE JULY 2009.

[PHOTO OF THOMAS R. LINCOLN]

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE TOTAL RETURN FUND SINCE MAY 2007. MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES IN 1997 AND PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

[PHOTO OF JUDITH A. STUDER]

JUDITH A. STUDER IS A DIRECTOR AND CHIEF MARKET STRATEGIST AT GE ASSET MANAGEMENT. SHE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE TOTAL RETURN FUND SINCE JULY 2004, AND HAS CO-LED THE FUND SINCE JANUARY 2009. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT - U.S. EQUITIES IN 1991, SENIOR VICE PRESIDENT - INTERNATIONAL EQUITIES IN 1995, PRESIDENT - INVESTMENT STRATEGIES IN JULY 2006, PRESIDENT - U.S. EQUITIES IN JUNE 2007 AND CHIEF MARKET STRATEGIST SINCE JULY 2009.

[PHOTO OF DIANE M. WEHNER]

DIANE M. WEHNER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS BEEN A PORTFOLIO MANAGER OF THE TOTAL RETURN FUND SINCE JANUARY 2006. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/ PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

[PHOTO OF DAVID WIEDERECHT]

DAVID WIEDERECHT IS PRESIDENT -- INVESTMENT STRATEGIES AND A DIRECTOR AT GE ASSET MANAGEMENT SINCE FEBRUARY 2008. HE HAS CO-LED THE TEAM OF PORTFOLIO MANAGERS FOR THE TOTAL RETURN FUND SINCE THE END OF JANUARY 2009. MR. WIEDERECHT JOINED GE ASSET

--------------------------------------------------------------------- [Q&A LOGO]

MANAGEMENT IN 1988 AND HAS HELD VARIOUS POSITIONS AT GE ASSET
MANAGEMENT INCLUDING VICE PRESIDENT -- ALTERNATIVE INVESTMENTS/PRIVATE EQUITY/HEDGE FUND FROM 1998 TO 2004, AND MANAGING DIRECTOR -- ALTERNATIVE INVESTMENTS FROM 2004 TO 2008, RESPONSIBLE IN BOTH POSITIONS FOR PORTFOLIO MANAGEMENT WITHIN THOSE STRATEGIES.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Total Return Fund returned 5.96% for the Class 1 shares, 5.98% for Class 2 shares, 5.89% for Class 3 shares and 5.80% for Class 4 shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index returned 3.16% and 1.90% respectively. The Fund's Morningstar peer group of 302 US Insurance Moderate Allocation funds returned an average of 6.43% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the Total Return Fund for the six-month period ended June 30, 2009 was driven by the Fund's underweight in equities and overweight in fixed income and cash. U.S. equity performance contributed positively to Fund performance.

      During the first half of 2009, the equity market was extremely volatile. Stocks fell sharply through early March against a backdrop of severe global economic recession but picked up again as clarity emerged in the U.S. financial sector with the resolution of the government bank stress tests and improving credit spreads. Performance has been mixed with only the information technology, materials, and consumer discretionary sectors in the S&P 500 achieving year-to-date gains. The defensive health care sector was flat on a total return basis. Financials, although they rallied almost 36% in the second quarter, are down 3% year-to-date. Industrials and telecom have also lagged. In this environment, growth outperformed value.

      A continued emphasis on quality large-cap stocks, with notable stock selection strength from the financials, energy and consumer staples sectors, benefited the Fund during the period. Within energy, emphasizing services companies at the expense of large integrated oil companies helped returns. In consumer staples, underweighting selected household products companies and the more defensive food retailers helped performance as investors embraced risk assets during the rally in the second half of the period. Overweighting technology as that sector soared also enhanced performance, with particular strength in communications equipment companies whose fundamentals have remained intact throughout the global slowdown. We took advantage of price declines in leading financial stocks and increased our financial sector overweight by the end of the period. We took profits in health care and the consumer sectors to fund this move. Our largest underweights were in consumer staples and industrials at the end of the period. We continued to seek large-cap, quality companies that we felt had the potential to survive and grow market share during this down-cycle. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities.

      While we experienced the first leg of a rebound in the U.S. equity markets during the period, investor expectations have also risen. We expect volatility as the markets get whipsawed by economic data which generally will not improve in a linear fashion. In our opinion, the majority of the decline in corporate earnings expectations is behind us. We believe a future market rally will be dominated by outperformance by market share winners with the ability to meet or beat earnings and revenue expectations. Amid rapidly changing market conditions we will maintain our bottom-up stock selection approach with focus on a long-term investment horizon.

      Mid-cap equities outperformed during the six-month period, largely due to solid stock selection within the consumer discretionary, information technology, financials, and energy sectors. During the period we increased the mid-cap equity weighting in each of these sectors, and we reduced our exposure to consumer staples, industrials, and health care. We focused on investing in attractively valued companies

Total Return Fund
--------------------------------------------------------------------- [Q&A LOGO]

      with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continued to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, health care and information technology companies represent a meaningful percentage of the Fund's holdings.

      During the first ten weeks of this period, developed international equity markets reached new multi-year lows, driven by fear of a collapsing global economy. The remainder of the period saw risk aversion give way to some measure of risk acceptance as the allure of attractive valuations plus heavy weights of cash brought investors back in from the sidelines. The most glaring point about this period was the uniformity of the problem. In the past, individual countries have experienced recessions but used trade with other parts of the world to help them recover. However, this period has been marked by the absence of even one economy that could act as an anchor for the rest, with the possible exception of China. China has been the tale of two stories, which although it has been growing domestically, it also has seen its export trade diminish substantially. Much of the international equity underperformance came from a rotation by the market out of the overweighted defensive consumer staples into the underweighted more cyclical consumer discretionary stocks. In addition, the growing weight in financial stocks performed poorly at the start of the period. The overweight in consumer staples has been reduced on valuation concerns and the weight in financials modestly increased as clarity and confidence slowly grow. By the end of the period, the underweight in energy and materials had been reduced due to growing optimism that the worst of the economic crisis may be behind us. The underweight in health care and utilities had also been reduced reflecting continued concern that the crisis has not been completely solved.

      Fixed income relative performance continued to be negatively impacted from marked to market pricing on sub-prime and alt-A backed securities. A second negative contributor to relative performance was our bias toward a longer relative duration as interest rates increased. During this period, allocations were made to the high yield and emerging market sectors, which performed well. Despite the $787 billion stimulus bill signed into legislation in February to revive the economy and create jobs, unemployment continued to rise throughout the first half of 2009. The unemployment rate hit 9.5% in June and, according to the Bureau of Labor Statistics, the total jobs lost year-to-date was 3.38 million, adding up to 6.46 million jobs lost since the recession began in December 2007. Housing prices continued to decline and delinquencies headed higher even for those borrowers with high credit quality. Consumers began to delever in 2009 by increasing savings.

      Given the weak economy, concerns about fiscal deficits and monetary policy led to higher rates. As interest rates rose during the period, the Fed kept its fed funds rate target steady at 0-0.25%. The U.S. Treasury 2-year and 10-year note yields ended June at 1.1% and 3.5%, respectively, up 34 and 132 basis points. The one downward spike in rates occurred in mid-March when the Federal Reserve announced quantitative easing plans regarding its buyback of up to $300 billion of U.S. Treasuries, $200 billion of U.S. agency debt and $1.25 trillion of agency mortgaged-backed securities. The short end of the market improved as 3-month LIBOR decreased 80 basis points to 0.60%. Although economic data has been generally poor, there have been signs indicating that the economy is at the beginning of a recovery. Credit markets, in general, opened up with healthy new issuance from both high grade and high yield companies.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. During this period, we lowered the Fund's exposure to U.S. and international equity and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. We reduced exposure to U.S. large-cap growth equity and increased our allocation to U.S. core value equity to increase diversification. At the end of the period, we were underweight in U.S. and international equities and overweight in fixed income and cash.

Total Return Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, distribution and service fees (for shareholders of Classes 2, 3 and 4), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                                ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)   DURING PERIOD ($)*
-------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------------
   Class 1                           1,000.00                      1,059.61                     2.96
   Class 2                           1,000.00                      1,059.80                     3.27
   Class 3                           1,000.00                      1,058.92                     3.78
   Class 4                           1,000.00                      1,057.99                     4.49
-------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------------
   Class 1                           1,000.00                      1,021.62                     2.91
   Class 2                           1,000.00                      1,021.33                     3.21
   Class 3                           1,000.00                      1,020.85                     3.71
   Class 4                           1,000.00                      1,020.17                     4.41
-------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.58% FOR CLASS 1 SHARES, 0.64% FOR CLASS 2 SHARES, 0.74% FOR CLASS 3 SHARES, AND 0.88% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 5.96% FOR CLASS 1 SHARES, 5.98% FOR CLASS 2 SHARES, 5.89% FOR CLASS 3 SHARES, AND 5.80% FOR CLASS 4 SHARES.

Total Return Fund                                                    (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of equity securities and investment grade debt securities.
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS (EXCLUDING SHORT-TERM HOLDINGS) AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Federal National Mortgage Assoc.                                           5.56%
--------------------------------------------------------------------------------
U.S. Treasury Notes                                                        1.13%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.03%
--------------------------------------------------------------------------------
Amgen Inc.                                                                 0.97%
--------------------------------------------------------------------------------
State Street Corp.                                                         0.94%
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                              0.89%
--------------------------------------------------------------------------------
Transocean Ltd.                                                            0.89%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              0.85%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                           0.84%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        0.79%
================================================================================

MORNINGSTAR PERFORMANCE COMPARISON
Moderate Allocation Peer Group

Based on average annual total returns for the periods ended 6/30/09

                                                      NUMBER OF     PEER GROUP
                                                      FUNDS IN    AVERAGE ANNUAL
                                                     PEER GROUP    TOTAL RETURN
                                                     ----------   --------------
Six-Months                                               302           6.43%
One Year                                                 463         -26.22%
Three Year                                               406          -8.36%
Five Year                                                323          -2.14%
Ten Year                                                 161          -2.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                           Barclays Capital
                                                            U.S. Aggregate
                  Total Return Fund    S&P 500 Index          Bond Index
         06/99         $10,000            $10,000               $10,000
         12/99         $10,609            $10,784               $10,056
         12/00         $11,133            $ 9,794               $11,225
         12/01         $10,811            $ 8,627               $12,173
         12/02         $ 9,805            $ 6,720               $13,421
         12/03         $11,796            $ 8,651               $13,972
         12/04         $12,762            $ 9,592               $14,578
         12/05         $13,230            $10,064               $14,932
         12/06         $15,049            $11,654               $15,579
         12/07         $16,807            $12,294               $16,664
         12/08         $11,885            $ 7,746               $17,538
         06/09         $12,594            $ 7,991               $17,871

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2009

                                                                        ENDING
                                                                      VALUE OF A
                                    SIX       ONE      FIVE    TEN     $10,000
                                   MONTHS     YEAR     YEAR    YEAR   INVESTMENT
                                   ------   -------   -----   -----   ----------
Total Return Fund                   5.96%   -19.49%    1.01%   2.33%    $12,594
S&P 500 Index                       3.16%   -26.21%   -2.24%  -2.22%    $ 7,991
Barclays Capital U.S. Aggregate
   Bond Index                       1.90%     6.05%    5.02%   5.98%    $17,871
Inception date                     7/1/85

================================================================================

--------------------------------------------------------------------------------
                                 CLASS 2 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                           Barclays Capital
                                                            U.S. Aggregate
                  Total Return Fund    S&P 500 Index          Bond Index
      05/01/06         $10,000            $10,000               $10,000
         06/06         $ 9,701            $ 9,725               $10,010
         09/06         $10,100            $10,276               $10,392
         12/06         $10,705            $10,965               $10,520
         03/07         $10,874            $11,035               $10,679
         06/07         $11,492            $11,728               $10,623
         09/07         $11,988            $11,966               $10,925
         12/07         $11,950            $11,567               $11,253
         03/08         $11,197            $10,475               $11,497
         06/08         $11,113            $10,189               $11,380
         09/08         $10,051            $ 9,336               $11,324
         12/08         $ 8,445            $ 7,288               $11,843
         03/09         $ 8,039            $ 6,485               $11,857
         06/09         $ 8,950            $ 7,518               $12,068

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2009

                                                                           ENDING
                                                                         VALUE OF A
                                   SIX       ONE     THREE     SINCE       $10,000
                                  MONTHS     YEAR     YEAR   INCEPTION   INVESTMENT
                                  ------   -------   -----   ---------   -----------
Total Return Fund                  5.98%    -19.47%  -2.65%    -3.44%     $ 8,950
S&P 500 Index                      3.16%    -26.21%  -8.22%    -8.61%     $ 7,518
Barclays Capital U.S. Aggregate
   Bond Index                      1.90%      6.05%   6.43%     6.12%     $12,068
Inception date                    5/1/06

================================================================================

--------------------------------------------------------------------------------
                                 CLASS 3 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                           Barclays Capital
                                                            U.S. Aggregate
                  Total Return Fund    S&P 500 Index          Bond Index
      05/01/06         $10,000            $10,000               $10,000
         06/06         $ 9,701            $ 9,725               $10,010
         09/06         $10,106            $10,276               $10,392
         12/06         $10,717            $10,965               $10,520
         03/07         $10,875            $11,035               $10,679
         06/07         $11,499            $11,728               $10,623
         09/07         $11,996            $11,966               $10,925
         12/07         $11,956            $11,567               $11,253
         03/08         $11,198            $10,475               $11,497
         06/08         $11,120            $10,189               $11,380
         09/08         $10,046            $ 9,336               $11,324
         12/08         $ 8,445            $ 7,288               $11,843
         03/09         $ 8,034            $ 6,485               $11,857
         06/09         $ 8,943            $ 7,518               $12,068

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2009

                                                                           ENDING
                                                                         VALUE OF A
                                   SIX       ONE     THREE     SINCE       $10,000
                                  MONTHS     YEAR     YEAR   INCEPTION   INVESTMENT
                                  ------   -------   -----   ---------   -----------
Total Return Fund                  5.89%    -19.58%  -2.67%    -3.46%      $ 8,943
S&P 500 Index                      3.16%    -26.21%  -8.22%    -8.61%      $ 7,518
Barclays Capital U.S. Aggregate
   Bond Index                      1.90%      6.05%   6.43%     6.12%      $12,068
Inception date                    5/1/06

================================================================================

--------------------------------------------------------------------------------
                                 CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                           Barclays Capital
                                                            U.S. Aggregate
                  Total Return Fund    S&P 500 Index          Bond Index
      05/01/06         $10,000            $10,000              $10,000
         06/06         $ 9,689            $ 9,725              $10,010
         09/06         $10,088            $10,276              $10,392
         12/06         $10,689            $10,965              $10,520
         03/07         $10,846            $11,035              $10,679
         06/07         $11,469            $11,728              $10,623
         09/07         $11,971            $11,966              $10,925
         12/07         $11,937            $11,567              $11,253
         03/08         $11,180            $10,475              $11,497
         06/08         $11,096            $10,189              $11,380
         09/08         $10,025            $ 9,336              $11,324
         12/08         $ 8,426            $ 7,288              $11,843
         03/09         $ 8,010            $ 6,485              $11,857
         06/09         $ 8,915            $ 7,518              $12,068

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2009

                                                                           ENDING
                                                                         VALUE OF A
                                   SIX       ONE     THREE     SINCE       $10,000
                                  MONTHS     YEAR     YEAR   INCEPTION   INVESTMENT
                                  ------   -------   -----   ---------   -----------
Total Return Fund                  5.80%    -19.66%  -2.74%    -3.56%      $ 8,915
S&P 500 Index                      3.16%    -26.21%  -8.22%    -8.61%      $ 7,518
Barclays Capital U.S. Aggregate
   Bond Index                      1.90%      6.05%   6.43%     6.12%      $12,068
Inception date                    5/1/06

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $2,327,369 (in thousands) as of June 30, 2009

                                   [PIE CHART]

Domestic Equity                                                            31.9%
Bonds & Notes                                                              27.9%
Foreign Equity                                                             20.4%
Short-Term & Others                                                        19.6%
Other Investements                                                          0.2%

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 32.9% +
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 0.6%

Alliant Techsystems, Inc. ......................       37,826   $  3,115,349 (a)
Hexcel Corp. ...................................      327,786      3,123,800 (a)
Honeywell International Inc. ...................       48,720      1,529,808
ITT Corp. ......................................       90,391      4,022,399
Rockwell Collins, Inc. .........................       41,760      1,742,645
                                                                  13,534,001

BEVERAGES -- 1.2%

Molson Coors Brewing Co. (Class B) .............       31,320      1,325,776
Pepsi Bottling Group, Inc. .....................      178,674      6,046,328
PepsiCo, Inc. ..................................      359,413     19,753,338
                                                                  27,125,442

BIOTECHNOLOGY -- 1.9%

Amgen Inc. .....................................      426,410     22,574,145 (a)
Amylin Pharmaceuticals, Inc. ...................      115,683      1,561,721 (a)
Gilead Sciences, Inc. ..........................      323,526     15,153,958 (a)
Vertex Pharmaceuticals Inc. ....................       68,709      2,448,789 (a)
                                                                  41,738,613

CAPITAL MARKETS -- 2.6%

Affiliated Managers Group Inc. .................       51,459      2,994,399 (a)
Ameriprise Financial, Inc. .....................       94,120      2,284,292
Greenhill & Company Inc. .......................       16,293      1,176,518
Invesco Ltd. ...................................       65,056      1,159,298
Morgan Stanley .................................       66,120      1,885,081
State Street Corp. .............................      462,587     21,834,106 (e)
The Bank of New York Mellon Corp. ..............      132,241      3,875,984

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
The Charles Schwab Corp. .......................      245,494   $  4,305,964
The Goldman Sachs Group, Inc ...................      123,120     18,152,813
                                                                  57,668,455

CHEMICALS -- 0.7%

Intrepid Potash, Inc. ..........................       77,371      2,172,578 (a)
Monsanto Co. ...................................      147,237     10,945,598
Praxair, Inc. ..................................       39,125      2,780,614
                                                                  15,898,790

COMMERCIAL BANKS -- 0.3%

SunTrust Banks, Inc. ...........................      258,526      4,252,753
US Bancorp .....................................       59,161      1,060,165
Wells Fargo & Co. ..............................       69,600      1,688,496
Zions Bancorporation ...........................       27,341        316,062
                                                                   7,317,476

COMMERCIAL SERVICES & SUPPLIES -- 0.6%

Corrections Corporation
   of America ..................................      421,060      7,153,809 (a)
Iron Mountain Inc. .............................      215,422      6,193,383 (a)
                                                                  13,347,192

COMMUNICATIONS EQUIPMENT -- 1.9%

Cisco Systems, Inc. ............................      992,565     18,501,411 (a,h)
Harris Corp. ...................................       23,174        657,215
Harris Stratex Networks, Inc.
   (Class A) ...................................        5,756         37,299 (a)
Juniper Networks, Inc. .........................      119,764      2,826,430 (a)
QUALCOMM Inc. ..................................      459,051     20,749,105
                                                                  42,771,460

COMPUTERS & PERIPHERALS -- 0.4%

Hewlett-Packard Co. ............................      128,065      4,949,712
International Business
   Machines Corp. ..............................       45,937      4,796,742
                                                                   9,746,454

DIVERSIFIED FINANCIAL SERVICES -- 1.1%

Bank of America Corp. ..........................      139,201      1,837,453
CME Group Inc. .................................       40,182     12,501,022
JPMorgan Chase & Co. ...........................      303,996     10,369,303
                                                                  24,707,778

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%

AT&T Inc. ......................................     156,601       3,889,969
Verizon Communications Inc. ....................      79,345       2,438,272
                                                                   6,328,241

ELECTRIC UTILITIES -- 0.5%

American Electric Power
   Comapny Inc. ................................      25,057         723,897
Edison International ...........................      94,657       2,977,909

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Entergy Corp. ..................................       10,440   $    809,309
ITC Holdings Corp. .............................       89,327      4,051,873
Northeast Utilities ............................       88,652      1,977,826
                                                                  10,540,814

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%

Cogent, Inc. ...................................      160,595      1,723,184 (a)
Corning Inc. ...................................      273,849      4,398,015
                                                                   6,121,199

ENERGY EQUIPMENT & SERVICES -- 1.1%

Dresser-Rand Group Inc. ........................       79,564      2,076,620 (a)
Halliburton Co. ................................      118,321      2,449,245
National Oilwell Varco, Inc. ...................       32,713      1,068,407 (a)
Noble Corp. ....................................       35,294      1,067,643
Schlumberger Ltd. ..............................      295,759     16,003,519
Weatherford International Ltd. .................       96,279      1,883,217 (a)
                                                                  24,548,651

FOOD PRODUCTS -- 0.4%

Archer-Daniels-Midland Co. .....................       26,448        708,013
Danone .........................................           10             -- (a)
Kraft Foods Inc. (Class A) .....................       83,521      2,116,422
McCormick & Company Inc. .......................      156,863      5,102,753
                                                                   7,927,188

GAS UTILITIES -- 0.1%

EQT CORP. ......................................       35,585      1,242,272

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.5%

Becton Dickinson & Co. .........................       17,957      1,280,514
Boston Scientific Corp. ........................      261,002      2,646,560 (a)
Covidien Plc ...................................      177,286      6,637,588
DENTSPLY International Inc. ....................       40,843      1,246,528
Gen-Probe Inc. .................................       42,521      1,827,553 (a)
Hologic, Inc. ..................................      295,981      4,211,810 (a)
Masimo Corp. ...................................      138,054      3,328,482 (a)
Medtronic, Inc. ................................      157,385      5,491,163
ResMed, Inc. ...................................      153,320      6,244,724 (a)
                                                                  32,914,922

HEALTHCARE PROVIDERS & SERVICES -- 1.2%

Aetna Inc. .....................................      103,501      2,592,700
Cardinal Health, Inc. ..........................       96,049      2,934,297
Catalyst Health Solutions, Inc. ................       81,220      2,025,627 (a)
Express Scripts, Inc. ..........................      132,449      9,105,869 (a)
McKesson Corp. .................................       20,881        918,764
Psychiatric Solutions, Inc. ....................       54,921      1,248,904 (a)
UnitedHealth Group, Inc. .......................      317,517      7,931,575
                                                                  26,757,736

HOTELS RESTAURANTS & LEISURE -- 0.4%

Carnival Corp. .................................      189,711      4,888,852
Life Time Fitness, Inc. ........................       58,670      1,173,987 (a)

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Penn National Gaming, Inc. .....................       60,185   $  1,751,985 (a)
The Cheesecake Factory Inc. ....................       95,605      1,653,966 (a)
                                                                   9,468,790

HOUSEHOLD DURABLES -- 0.0%*

MDC Holdings, Inc. .............................       20,690        622,976

HOUSEHOLD PRODUCTS -- 0.1%

Clorox Co. .....................................       10,441        582,921
Kimberly-Clark Corp. ...........................       27,840      1,459,651
The Procter & Gamble Co. .......................       20,880      1,066,968
                                                                   3,109,540

INDUSTRIAL CONGLOMERATES -- 0.2%

McDermott International, Inc. ..................       46,987        954,306 (a)
Textron, Inc. ..................................      377,447      3,646,138
                                                                   4,600,444

INSURANCE -- 1.2%

ACE Ltd. .......................................      149,196      6,598,939
Aflac Inc. .....................................      149,054      4,634,089
AON Corp. ......................................       45,936      1,739,596
Chubb Corp. ....................................       13,920        555,130
HCC Insurance Holdings, Inc. ...................      204,200      4,902,842
MetLife, Inc. ..................................       95,353      2,861,544
PartnerRe Ltd. .................................       13,920        904,104
Principal Financial Group, Inc. ................       11,136        209,802
Prudential Financial, Inc. .....................       47,878      1,782,019
The Travelers Companies, Inc. ..................       38,976      1,599,575
                                                                  25,787,640

INTERNET SOFTWARE & SERVICES -- 0.6%

Equinix, Inc. ..................................        8,405        611,380 (a)
Google Inc. (Class A) ..........................       20,419      8,608,446 (a)
MercadoLibre, Inc. .............................      109,885      2,953,709 (a)
                                                                  12,173,535

IT SERVICES -- 1.3%

Affiliated Computer Services,
   Inc. (Class A) ..............................       96,406      4,282,355 (a)
Cognizant Technology Solutions
   Corp. (Class A) .............................      132,043      3,525,548 (a)
Cybersource Corp. ..............................       51,952        794,866 (a)
DST Systems, Inc. ..............................       24,464        903,945 (a)
Fidelity National Information
   Services, Inc. ..............................       44,236        882,951
Paychex, Inc. ..................................      156,797      3,951,284
The Western Union Co. ..........................      738,264     12,107,529
Visa, Inc. (Class A) ...........................       25,524      1,589,124
                                                                  28,037,602

LIFE SCIENCES TOOLS & SERVICES -- 0.6%

Covance Inc. ...................................       63,275      3,113,130 (a)
Illumina, Inc. .................................       65,750      2,560,305 (a)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Life Technologies Corp. ........................       36,888   $ 1,538,967 (a)
Mettler-Toledo International, Inc. .............       27,004     2,083,359 (a)
Thermo Fisher Scientific, Inc. .................       89,949     3,667,221 (a)
                                                                 12,962,982

MACHINERY -- 0.3%

Deere & Co. ....................................       56,607     2,261,450
Eaton Corp. ....................................       32,016     1,428,234
Harsco Corp. ...................................       86,357     2,443,903
                                                                  6,133,587

MEDIA -- 1.9%

Comcast Corp. (Class A) ........................      816,607    11,514,159
Liberty Global, Inc. (Series C) ................      282,149     4,460,776 (a)
Liberty Media Corp - Entertainment
   (Series A) ..................................      308,411     8,249,994 (a)
Omnicom Group Inc. .............................      264,819     8,362,984
Regal Entertainment Group
   (Class A) ...................................      189,225     2,514,800
The Walt Disney Co. ............................       59,160     1,380,203
Time Warner Inc. ...............................      211,833     5,336,073
Viacom, Inc. (Class B) .........................       20,880       473,976 (a)
                                                                 42,292,965

METALS & MINING -- 0.4%

Allegheny Technologies Inc. ....................      135,970     4,749,433
Freeport-McMoRan Copper &
   Gold Inc. ...................................       97,258     4,873,598
                                                                  9,623,031

MULTILINE RETAIL -- 0.4%

Kohl's Corp. ...................................       93,688     4,005,161 (a)
Target Corp. ...................................      132,456     5,228,039
                                                                  9,233,200

MULTI-UTILITIES -- 0.2%

Dominion Resources, Inc. .......................       83,521     2,791,272
DTE Energy Co. .................................       26,205       838,560
SCANA Corp. ....................................       47,336     1,537,000
                                                                  5,166,832

OIL, GAS & CONSUMABLE FUELS -- 1.9%

Apache Corp. ...................................       62,708     4,524,382
Chevron Corp. ..................................       29,928     1,982,730
Devon Energy Corp. .............................       41,760     2,275,920
Exxon Mobil Corp. ..............................      178,589    12,485,157 (h)
Hess Corp. .....................................       12,528       673,380
Marathon Oil Corp. .............................      364,285    10,975,908
Occidental Petroleum Corp. .....................       34,800     2,290,188
Peabody Energy Corp. ...........................       41,316     1,246,091
Southwestern Energy Co. ........................      152,144     5,910,795 (a)
                                                                 42,364,551

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.0%*

Weyerhaeuser Co. ...............................       27,840   $   847,171

PERSONAL PRODUCTS -- 0.3%

Alberto-Culver Co. .............................      196,174     4,988,705
Avon Products, Inc. ............................       13,920       358,858
Mead Johnson Nutrition Co.
   (Class A) ...................................       43,694     1,388,158 (a)
The Estee Lauder Companies Inc.
   (Class A) ...................................       11,832       386,551
                                                                  7,122,272

PHARMACEUTICALS -- 0.6%

Abbott Laboratories ............................       96,469     4,537,902 (h)
Bristol-Myers Squibb Co. .......................      160,081     3,251,245
Merck & Company Inc. ...........................       20,880       583,805
Pfizer Inc. ....................................       64,033       960,495
Wyeth ..........................................       74,647     3,388,227
                                                                 12,721,674

PROFESSIONAL SERVICES -- 0.2%

HIS, Inc. (Class A) ............................       46,403     2,314,118 (a)
Monster Worldwide, Inc. ........................      122,041     1,441,304 (a)
                                                                  3,755,422

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.0%*

Douglas Emmett, Inc. (REIT) ....................       85,868       771,953

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%

CB Richard Ellis Group, Inc.
   (Class A) ...................................      539,732     5,051,891 (a)

ROAD & RAIL -- 0.1%

Union Pacific Corp. ............................       33,408     1,739,220

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%

Hittite Microwave Corp. ........................       82,450     2,865,137 (a)
Intel Corp. ....................................      583,509     9,657,074 (h)
Kla-Tencor Corp. ...............................       40,434     1,020,958
Lam Research Corp. .............................       52,200     1,357,200 (a)
Marvell Technology Group Ltd. ..................      216,957     2,525,379 (a)
MEMC Electronic Materials, Inc. ................       13,920       247,915 (a)
Microchip Technology Inc. ......................       52,200     1,177,110
Texas Instruments Inc. .........................       59,161     1,260,129
                                                                 20,110,902

SOFTWARE -- 2.1%

Activision Blizzard, Inc. ......................      295,405     3,730,965 (a)
Blackboard Inc. ................................       50,329     1,452,495 (a)
Citrix Systems, Inc. ...........................       93,247     2,973,647 (a)
Intuit, Inc. ...................................      292,955     8,249,613 (a)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Macrovision Solutions Corp. ....................      246,243   $  5,370,560 (a)
Microsoft Corp. ................................    1,010,391     24,016,994 (h)
Oracle Corp. ...................................       83,521      1,789,020
                                                                  47,583,294

SPECIALTY RETAIL -- 1.0%

Bed Bath & Beyond, Inc. ........................      400,985     12,330,289 (a,h)
Lowe's Companies, Inc. .........................      330,006      6,405,416
O'Reilly Automotive, Inc. ......................       95,051      3,619,542 (a)
Urban Outfitters, Inc. .........................       42,977        896,930 (a)
                                                                  23,252,177

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

Coach, Inc. ....................................       85,902      2,309,046

THRIFTS & MORTGAGE FINANCE -- 0.1%

People's United Financial, Inc. ................       87,145      1,310,661

TOBACCO -- 0.2%

Altria Group, Inc. .............................       20,881        342,240
Philip Morris International Inc. ...............       84,216      3,673,502
                                                                   4,015,742

WATER UTILITIES -- 0.1%

American Water Works
   Company, Inc. ...............................      117,752      2,250,241

WIRELESS TELECOMMUNICATION SERVICES -- 0.8%

American Tower Corp. (Class A) .................      125,694      3,963,132 (a)
NII Holdings, Inc. .............................      623,413     11,888,486 (a)
Syniverse Holdings, Inc. .......................      108,672      1,742,012 (a)
                                                                  17,593,630

TOTAL DOMESTIC EQUITY
   (COST $866,694,893) .........................                 732,249,655

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 21.3%
--------------------------------------------------------------------------------

COMMON STOCK -- 21.0%

AEROSPACE & DEFENSE -- 0.2%

CAE, Inc. ......................................      718,808      4,270,698
Elbit Systems Ltd. .............................        5,328        321,999
                                                                   4,592,697

AUTO COMPONENTS -- 0.0%*

Hankook Tire Company Ltd. ......................       36,620        478,608 (a)

AUTOMOBILES -- 0.3%

Toyota Motor Corp. .............................      158,365      6,023,730
Toyota Motor Corp. ADR .........................        4,872        367,982
                                                                   6,391,712

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
BEVERAGES -- 0.2%

Coca-Cola Icecek AS (Class C) ..................      100,659   $    576,617
Diageo PLC .....................................       83,735      1,201,789
Heineken N.V. ..................................       44,989      1,668,466
                                                                   3,446,872

CAPITAL MARKETS -- 0.7%

Credit Suisse Group AG (Regd.) .................      129,085      5,887,192
Egyptian Financial Group-
   Hermes Holding ..............................       92,970        373,941
Nomura Holdings Inc. ...........................    1,047,981      8,841,338
Woori Investment & Securities
   Company Ltd. ................................       34,590        407,277
Yuanta Financial Holding
   Company Ltd. ................................      651,251        438,666 (a)
                                                                  15,948,414

CHEMICALS -- 0.9%

Linde AG .......................................       49,242      4,035,720
Potash Corp of Saskatchewan Inc. ...............       56,765      5,302,804
Potash Corp of Saskatchewan Inc. ...............       17,400      1,619,070
Sinofert Holdings Ltd. .........................    1,439,469        722,516
Sociedad Quimica y Minera de
   Chile S.A. ADR (Series B) ...................       43,640      1,579,332
Syngenta AG ....................................       15,816      3,668,416
Taiwan Fertilizer Company Ltd. .................      235,000        697,623
Toray Industries Inc. ..........................      368,929      1,881,257
                                                                  19,506,738

COMMERCIAL BANKS -- 2.9%

Akbank TAS .....................................      148,388        666,500
Banco do Brasil S.A. ...........................       42,692        461,382
Banco Santander Chile ADR ......................       12,483        582,831
Banco Santander S.A. (Regd.) ...................      999,519     12,000,913
Bank of China Ltd. .............................      893,000        425,180
BNP Paribas ....................................      151,783      9,846,555
China Construction Bank Corp. ..................      625,000        483,868
China Merchants Bank
   Company Ltd. ................................      283,450        646,628
Credit Agricole S.A. ...........................      367,517      4,575,559
Grupo Financiero Banorte
   SAB de C.V. (Series O) ......................      268,703        650,832
HSBC Holdings PLC ..............................      553,644      4,581,636
ICICI Bank Ltd. ................................       56,145        850,408
Industrial & Commercial
   Bank of China ...............................    1,270,576        886,938
Intesa Sanpaolo S.p.A. .........................    1,049,751      3,379,235
KB Financial Group Inc. ........................       90,121      3,027,732
Lloyds Banking Group PLC .......................    4,589,016      5,284,903
Metropolitan Bank & Trust ......................      624,300        408,633
Mitsubishi UFJ Financial Group Inc. ............    1,490,506      9,237,939
Siam Commercial Bank PCL .......................      141,147        310,714
Standard Bank Group Ltd. .......................       41,899        481,248
State Bank of India Ltd. .......................        7,444        271,631
State Bank of India Ltd. GDR ...................        5,284        375,164

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial
   Group Inc. ..................................       73,926   $  3,011,133
The Bank of Yokohama Ltd. ......................      528,012      2,829,271
                                                                  65,276,833

COMMERCIAL SERVICES & SUPPLIES -- 0.4%

Brambles Ltd. ..................................    1,249,002      6,018,143
G4S PLC ........................................      692,811      2,378,892
G4S PLC ........................................      441,125      1,512,182
                                                                   9,909,217

COMMUNICATIONS EQUIPMENT -- 0.9%

Nokia OYJ ......................................      325,088      4,760,482
Research In Motion Ltd. ........................      216,693     15,396,038 (a)
ZTE Corp. ......................................      116,102        402,984
                                                                  20,559,504

COMPUTERS & PERIPHERALS -- 0.1%

Asustek Computer Inc. ..........................      352,731        457,981
HTC Corp. ......................................       52,713        745,469
                                                                   1,203,450

CONSTRUCTION & ENGINEERING -- 0.4%

China Communications Construction
   Company Ltd. ................................      416,080        485,871
China State Construction
   International Holdings Ltd. .................    1,649,941        570,557
Doosan Heavy Industries and
   Construction Company Ltd. ...................        5,920        284,859
Empresas ICA SAB de C.V. .......................      205,245        351,731 (a)
Larsen & Toubro Ltd. ...........................      136,908      4,487,913
Murray & Roberts Holdings Ltd. .................       83,397        539,961
Vinci S.A. .....................................       72,956      3,273,082
                                                                   9,993,974

CONSTRUCTION MATERIALS -- 0.1%

Cemex SAB de C.V. ADR ..........................       38,434        358,974 (a)
CRH PLC ........................................      113,891      2,595,926
                                                                   2,954,900

DIVERSIFIED FINANCIAL SERVICES -- 0.1%

Deutsche Boerse AG .............................       28,762      2,230,163

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%

Hellenic Telecommunications
   Organization S.A. ...........................       44,646        682,588
Singapore Telecommunications Ltd. ..............      633,003      1,312,059
Telefonica S.A. ................................      179,119      4,050,010
Telekomunikasi Indonesia
   Tbk PT (Series B) ...........................      696,000        511,389
Telkom S.A. Ltd. ...............................       22,075        108,567
Telstra Corporation Ltd. .......................      636,502      1,744,426
                                                                   8,409,039

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%

CEZ AS .........................................        7,117   $    322,362
E.ON AG ........................................      110,112      3,895,195
Iberdrola S.A. .................................      333,691      2,705,340
Iberdrola S.A. .................................       79,077        621,137 (a)
                                                                   7,544,034

ELECTRICAL EQUIPMENT -- 0.4%

ABB Ltd. (Regd.) ...............................      222,215      3,489,892 (a)
ABB Ltd. ADR ...................................      180,961      2,855,565
Alstom S.A. ....................................       19,358      1,141,899
China High Speed Transmission
   Equipment Group Company Ltd. ................      163,259        323,988
Zhuzhou CSR Times Electric
   Company Ltd. ................................      260,473        367,012
                                                                   8,178,356

ELECTRONIC EQUIPMENT, INSTRUMENTS &
   COMPONENTS -- 0.1%

Delta Electronics, Inc. ........................      294,991        669,821
HON HAI Precision Industry
   Company Ltd. ................................      149,127        461,335
                                                                   1,131,156

ENERGY EQUIPMENT & SERVICES -- 1.0%

Saipem S.p.A. ..................................       56,885      1,383,555
Tesco Corp. ....................................       97,196        771,736 (a)
Transocean Ltd. ................................      277,688     20,629,441 (a)
                                                                  22,784,732

FOOD & STAPLES RETAILING -- 0.6%

Centros Comerciales
   Sudamericanos S.A. ..........................      119,636        314,150
Koninklijke Ahold N.V. .........................      161,422      1,853,010
Metro AG .......................................       68,280      3,258,197
President Chain Store Corp. ....................      145,000        371,670 (a)
Shinsegae Company Ltd. .........................        1,890        749,205
Tesco PLC ......................................    1,142,362      6,652,271
X5 Retail Group N.V. GDR .......................       20,449        311,847 (a)
                                                                  13,510,350

FOOD PRODUCTS -- 1.0%

Cosan SA Industria e Comercio ..................       39,300        288,764 (a)
Groupe Danone ..................................      167,478      8,264,243
IOI Corp. Bhd ..................................      427,550        574,121
Nestle India Ltd. ..............................        7,178        298,178
Nestle S.A. (Regd.) ............................      267,810     10,076,581
Nestle S.A. ADR ................................       34,800      1,309,176
Perdigao S.A. ..................................       30,100        575,952 (a)
Uni-President Enterprises Corp. ................      551,650        568,295
Want Want China Holdings Ltd. ..................      509,799        285,486
                                                                  22,240,796

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.2%

Cie Generale d'Optique Essilor
   International S.A. ..........................       97,511   $  4,647,575

HEALTHCARE PROVIDERS & SERVICES -- 0.0%*

Diagnosticos da America S.A. ...................       45,170        792,861 (a)

HOTELS RESTAURANTS & LEISURE -- 0.0%*

AGTech Holdings Ltd. ...........................    1,791,172         70,491 (a)
Alsea SAB de C.V. ..............................      664,405        377,347
China Travel International Inv. ................    1,489,099        328,560
                                                                     776,398

HOUSEHOLD DURABLES -- 0.0%*

Desarrolladora Homex SAB de C.V. ...............       98,302        457,167 (a)

HOUSEHOLD PRODUCTS -- 0.4%

LG Household & Health Care Ltd. ................        2,110        357,753
Reckitt Benckiser Group PLC ....................      181,529      8,268,983
                                                                   8,626,736

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

Huaneng Power International, Inc. ..............      516,000        363,528

INDUSTRIAL CONGLOMERATES -- 0.5%

Chongqing Machinery & Electric
   Company Ltd. ................................    1,097,754        177,056 (a)
Koninklijke Philips Electronics N.V. ...........      252,667      4,651,546
Siemens AG (Regd.) .............................       77,192      5,322,720
                                                                  10,151,322

INSURANCE -- 0.6%

AXA S.A. .......................................      105,486      1,981,184
China Life Insurance Company Ltd. ..............      219,689        813,553
   Prudential PLC ..............................      600,464      4,088,994
Samsung Fire & Marine Insurance
   Company Ltd. ................................        3,700        546,018
Sony Financial Holdings Inc. ...................        2,051      5,669,293 (a)
                                                                  13,099,042

INTERNET SOFTWARE & SERVICES -- 0.3%

Baidu, Inc ADR .................................       21,633      6,513,480 (a)
Sohu.com Inc. ..................................        2,540        159,588 (a)
                                                                   6,673,068

MACHINERY -- 0.2%

China South Locomotive and
   Rolling Stock Corp. .........................      541,849        317,417 (a)
Mitsubishi Heavy Industries Ltd. ...............      741,000      3,071,980
                                                                   3,389,397

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
MEDIA -- 0.2%

Focus Media Holding Ltd. ADR ...................       64,070   $    516,404 (a)
Vivendi ........................................      211,585      5,055,644
                                                                   5,572,048

METALS & MINING -- 1.0%

Anglo American PLC .............................       27,255        787,033
Anglo Platinum Ltd. ............................        6,653        469,962
Barrick Gold Corp. .............................       41,760      1,401,048
BHP Billiton PLC ...............................      272,053      6,111,134
Harmony Gold Mining
   Company Ltd. ADR ............................       40,159        414,441 (a)
Hidili Industry International
   Development Ltd. ............................      626,000        487,873
Kinross Gold Corp. .............................       78,721      1,437,022
New World Resources N.V.
   (Class A) ...................................       62,662        291,268
POSCO ..........................................        2,170        721,374
Rio Tinto PLC ..................................       32,149        369,553 (a)
Rio Tinto PLC (Regd.) ..........................       64,403      2,232,606
Sumitomo Metal
   Industries Ltd. .............................    1,378,049      3,670,608
Vale S.A. ......................................      257,476      3,952,257
                                                                  22,346,179

MULTI-UTILITIES -- 0.7%

GDF Suez .......................................       59,394      2,211,021
National Grid PLC ..............................      708,660      6,389,634
RWE AG .........................................       14,739      1,159,586
Veolia Environnement ...........................      193,469      5,696,043
                                                                  15,456,284

OIL, GAS & CONSUMABLE FUELS -- 1.8%

BG Group PLC ...................................      296,217      4,966,057
BP PLC .........................................      300,964      2,368,180
China Petroleum &
   Chemical Corp. ..............................      589,275        450,127
China Shenhua Energy
   Company Ltd. ................................      163,000        596,261
CNOOC Ltd. .....................................      475,000        588,996
ENI S.p.A. .....................................      198,445      4,690,180
Gazprom OAO ADR ................................       77,360      1,568,861
LUKOIL ADR .....................................       15,068        668,567
Paladin Energy Ltd. ............................      688,263      2,743,181 (a)
PetroChina Company Ltd. ........................      530,000        588,125
Petroleo Brasileiro S.A. ADR ...................      179,015      5,971,941
Reliance Industries Ltd. .......................       24,906      1,054,885
Suncor Energy, Inc. ............................      195,515      5,931,925
Total S.A. .....................................      150,569      8,126,810
                                                                  40,314,096

PERSONAL PRODUCTS -- 0.3%

Shiseido Company Ltd. ..........................      375,303      6,153,592

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.1%

Bayer AG .......................................      107,204   $  5,747,131
Novartis AG (Regd.) ............................      135,993      5,506,994
Roche Holding AG ...............................       90,779     12,328,682
Teva Pharmaceutical
   Industries Ltd. ADR .........................       17,155        846,428
Yuhan Corp. ....................................        1,737        254,970
                                                                  24,684,205

PROFESSIONAL SERVICES -- 0.1%

The Capita Group PLC ...........................      174,534      2,053,696

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.0%*

Unibail-Rodamco (REIT) .........................        6,532        972,650

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%

CapitaLand Ltd. ................................      858,500      2,200,598
Franshion Properties China Ltd. ................    1,593,463        544,858
Hung Poo Real Estate
   Development Corp. ...........................      469,888        590,045
Mitsubishi Estate Company Ltd. .................      376,982      6,294,429
Shenzhen Investment Ltd. .......................    1,115,678        472,181
Sun Hung Kai Properties Ltd. ...................      119,476      1,496,909
                                                                  11,599,020

ROAD & RAIL -- 0.2%

East Japan Railway Co. .........................       60,991      3,672,672

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%

ASM Pacific Technology Ltd. ....................       76,803        392,932
Samsung Electronics
   Company Ltd. ................................       11,280      5,241,776
Taiwan Semiconductor Manufacturing
   Company Ltd. ................................    3,040,233      5,068,599
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR ............................       48,720        458,455
                                                                  11,161,762

SOFTWARE -- 0.1%

Nintendo Company Ltd. ..........................        9,898      2,731,862

SPECIALTY RETAIL -- 0.2%

Esprit Holdings Ltd. ...........................      287,056      1,609,355
Hennes & Mauritz AB (Series B) .................       40,125      1,993,860
                                                                   3,603,215

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

Adidas AG ......................................       47,593      1,809,097

TOBACCO -- 0.0%*

ITC Ltd. .......................................      185,747        743,686

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE -- 0.0%*

Dalian Port PDA Company Ltd. ...................      522,632   $    211,749

WATER UTILITIES -- 0.0%*

Pan Asia Environmental Protection
   Group Ltd. ..................................    1,258,024        196,413

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%

America Movil SAB de C.V. ADR
   (Series L) ..................................       81,418      3,152,505
Bharti Airtel Ltd. .............................       35,401        596,360 (a)
China Mobile Ltd. ..............................      257,462      2,577,925
Idea Cellular Ltd. .............................      202,883        301,963 (a)
Mobile Telesystems OJSC ADR ....................        7,928        292,781
MTN Group Ltd. .................................      319,018      4,887,409
Philippine Long Distance
   Telephone Co. ...............................        6,840        340,401
Turkcell Iletisim Hizmet AS ....................       18,951        105,475
Turkcell Iletisim Hizmet AS ADR ................       41,593        576,479
Vodafone Group PLC .............................      4285165      8,270,830
                                                                  21,102,128

TOTAL COMMON STOCK
   (COST $573,247,776) .........................                 469,652,993

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 0.0%*

Itau Unibanco Banco Multiplo S.A. ..............       98,464      1,562,522

ELECTRIC UTILITIES -- 0.0%*

Cia Energetica de Minas Gerais .................       23,986        322,498

MEDIA -- 0.0%*

NET Servicos de Comunicacao S.A. ...............       40,968        397,179 (a)

METALS & MINING -- 0.1%

Cia Vale do Rio Doce ...........................      131,589      2,004,251

OIL, GAS & CONSUMABLE FUELS -- 0.1%

Petroleo Brasileiro S.A. .......................       54,741        906,391

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%

Vivo Participacoes S.A. ........................       51,678        984,092

TOTAL PREFERRED STOCK
   (COST $4,812,158) ...........................                   6,176,933

TOTAL FOREIGN EQUITY
   (COST $578,059,934) .........................                 475,829,926

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------------
BONDS AND NOTES -- 29.1%
---------------------------------------------------------------------------------------

U.S. TREASURIES -- 6.7%

U.S. Treasury Bonds
    3.50%  02/15/39 ..........................   $ 12,197,400    $ 10,546,970
    4.50%  05/15/38 ..........................      1,081,100       1,116,067
U.S. Treasury Notes
    0.76%  01/31/11 ..........................      2,773,800       2,775,326 (d)
    0.95%  03/31/11 ..........................     16,564,400      16,541,756 (d)
    1.04%  04/30/11 ..........................     26,420,000      26,342,589 (d)
    1.06%  05/31/11 ..........................     10,531,400      10,493,592 (d)
    1.75%  03/31/14 ..........................     16,419,700      15,880,937
    1.88%  02/28/14 - 04/30/14 ...............      9,227,800       8,979,168
    2.25%  05/31/14 ..........................      4,080,500       4,025,658
    2.38%  03/31/16 ..........................        847,800         807,861
    2.75%  02/15/19 ..........................     10,374,600       9,716,435
    2.88%  06/30/10 ..........................     14,500,000      14,836,443
    3.50%  02/15/18 ..........................        238,800         239,975
    3.63%  10/31/09 ..........................      7,605,000       7,688,777
    3.75%  11/15/18 ..........................        858,300         873,123
    4.63%  11/15/09 - 10/31/11 ...............     17,235,000      17,548,591
                                                                  148,413,268

FEDERAL AGENCIES -- 2.6%

Federal Home Loan Banks
    5.00%  11/17/17 ..........................      2,400,000       2,553,874 (h)
Federal Home Loan Mortgage Corp.
    4.13%  12/21/12 - 09/27/13 ...............      8,836,000       9,385,499
    4.88%  02/09/10 ..........................      9,610,000       9,868,778
    5.13%  11/17/17 ..........................     11,500,000      12,621,572
Federal National Mortgage Assoc.
    2.75%  03/13/14 ..........................      5,440,000       5,428,358
    3.63%  02/12/13 ..........................      3,256,000       3,423,446
    3.88%  07/12/13 ..........................     13,796,000      14,521,946
                                                                   57,803,473

AGENCY MORTGAGE BACKED -- 10.2%

Federal Home Loan Mortgage Corp.
    4.50%  06/01/33 - 02/01/35 ...............        232,083         231,775 (h)
    5.00%  03/01/35 - 06/01/39 ...............     19,244,659      19,618,163 (h)
    5.50%  05/01/20 - 04/01/39 ...............      7,501,898       7,791,261 (h)
    6.00%  04/01/17 - 11/01/37 ...............      4,608,499       4,817,466 (h)
    6.50%  01/01/27 - 08/01/36 ...............        764,355         815,293 (h)
    7.00%  06/01/29 - 08/01/36 ...............        223,118         241,584 (h)
    7.50%  11/01/09 - 09/01/33 ...............         31,042          33,702 (h)
    8.00%  01/01/30 - 11/01/30 ...............         13,454          14,866 (h)
    9.00%  10/01/25 ..........................            509             566 (h)
    5.50%  TBA ...............................     11,850,000      12,231,428 (c)
Federal National Mortgage Assoc.
    4.00%  05/01/19 - 06/01/19 ...............        189,808         193,386 (h)
    4.50%  05/01/18 - 02/01/35 ...............      1,269,822       1,297,004 (h)
    4.50%  02/01/20 ..........................         55,591          57,326 (h,m)
    5.00%  07/01/20 - 08/01/35 ...............      3,767,034       3,851,541 (h)
    5.26%  04/01/37 ..........................        535,438         559,437 (i)
    5.47%  04/01/37 ..........................        445,741         467,102 (i)
    5.50%  04/01/14 - 12/01/38 ...............     58,488,211      60,631,258 (h)
    5.50%  06/01/20 ..........................         46,758          49,403 (h,m)

---------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------------
    5.50%  04/01/37 ..........................   $    421,045    $    441,265 (i)
    5.52%  04/01/37 ..........................        197,783         207,162 (i)
    5.59%  04/01/37 ..........................        542,146         569,761 (i)
    5.63%  03/01/37 ..........................         42,000          43,992 (i)
    5.68%  04/01/37 ..........................        394,391         414,005 (i)
    5.72%  04/01/37 ..........................        212,171         222,979 (i)
    6.00%  09/01/19 - 03/01/38 ...............     13,254,197      13,887,701 (h)
    6.00%  10/01/34 - 03/01/35 ...............        128,918         135,519 (h,m)
    6.04%  10/01/37 ..........................        807,939         849,094 (i)
    6.50%  09/01/17 - 08/01/36 ...............      1,781,234       1,904,165 (h)
    6.50%  10/01/34 - 12/01/34 ...............         33,310          35,674 (h,m)
    7.00%  04/01/17 - 06/01/36 ...............        324,652         354,205 (h)
    7.50%  12/01/09 - 03/01/34 ...............         71,388          77,294 (h)
    8.00%  12/01/11 - 11/01/33 ...............         24,393          26,450 (h)
    8.50%  06/01/30 ..........................            173             191 (h)
    9.00%  04/01/16 - 12/01/22 ...............          5,640           6,127 (h)
    4.50%  TBA ...............................      7,680,000       7,663,196 (c)
    5.00%  TBA ...............................        713,000         725,923 (c)
    5.50%  TBA ...............................     32,346,000      33,522,148 (c)
    6.00%  TBA ...............................     33,767,000      35,299,375 (c)
    6.50%  TBA ...............................     15,044,000      16,021,860 (c)
    7.00%  TBA ...............................        975,000       1,057,875 (c)
Government National Mortgage Assoc.
    4.50%  08/15/33 - 09/15/34 ...............        376,762         378,872 (h)
    6.00%  04/15/27 - 09/15/36 ...............        520,542         546,807 (h)
    6.50%  04/15/24 - 09/15/36 ...............        456,626         487,266 (h)
    6.50%  06/15/34 ..........................         17,682          18,809 (h,m)
    7.00%  03/15/12 - 10/15/36 ...............        390,227         421,358 (h)
    7.00%  06/15/34 ..........................         10,152          10,955 (h,m)
    8.00%  03/15/30 ..........................          3,267           3,697 (h)
    9.00%  11/15/16 - 12/15/21 ...............         14,452          15,648 (h)
                                                                  228,251,934

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

Federal Home Loan Mortgage Corp.
    0.24%  09/25/43 ..........................        325,716           1,861 (g,h,i,n)
    2.88%  11/15/37 ..........................      1,207,995       1,054,435 (d,f)
    4.50%  10/15/16 - 03/15/19 ...............        157,243           9,136 (g,h,n)
    5.00%  07/15/17 - 06/15/28 ...............        467,508          17,331 (g,h,n)
    5.00%  05/15/38 ..........................        575,740         562,980
    5.50%  04/15/17 - 06/15/33 ...............        135,002          12,774 (g,h,n)
    6.48%  04/15/38 ..........................      3,091,551         347,799 (g,i,n)
    7.50%  01/15/16 ..........................          3,772           3,907 (h)
    7.50%  07/15/27 ..........................          4,693             707 (g,h,n)
    8.00%  02/01/23 - 07/01/24 ...............          3,194             642 (g,h,n)
    9.53%  12/15/33 ..........................         45,000          43,036 (h,i)
   14.75%  09/15/34 ..........................        791,042         598,752 (d,f)
Federal Home Loan Mortgage Corp. REMIC
    5.73%  08/15/37 ..........................      5,474,980         488,916 (g,i,n)
    5.75%  05/15/38 ..........................      3,192,265         310,637 (g,i,n)
Federal Home Loan Mortgage STRIPS
    4.60%  08/01/27 ..........................            757             632 (d,f,h)
Federal National Mortgage Assoc.
    1.19%  12/25/42 ..........................        171,262           5,762 (g,h,i,n)
    4.50%  11/25/13 - 05/25/18 ...............         62,401           2,907 (g,h,n)
    4.75%  11/25/14 ..........................          5,989              86 (g,h,n)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------------
   5.00%   02/25/32 ..........................   $  1,511,585    $    163,338 (g,h,n)
   5.00%   10/25/35 - 08/25/38 ...............      1,493,691       1,455,308
   5.50%   01/25/33 ..........................        650,005         680,190
   5.99%   03/25/37 ..........................      4,049,416         389,554 (g,i,n)
   6.46%   05/25/37 ..........................      6,667,802         740,793 (g,i,n)
   6.67%   03/25/38 ..........................      3,019,535         337,244 (g,i,n)
   6.92%   01/25/36 ..........................      1,429,541         145,985 (g,i,n)
   7.29%   09/25/42 ..........................        170,651          28,982 (g,h,i,n)
   7.39%   08/25/16 ..........................         34,905           1,941 (g,h,i,n)
  15.92%   03/25/31 ..........................         53,868          59,747 (h,i)
Federal National Mortgage Assoc. (Class 1)
   4.50%   09/01/35 - 01/01/36 ...............      4,077,904         575,381 (g,n)
   5.00%   05/25/38 ..........................      1,308,341         188,311 (g,n)
Federal National Mortgage Assoc. (Class 2)
   4.50%   08/01/35 ..........................      1,316,083         196,564 (g,n)
   5.00%   08/01/34 - 03/25/38 ...............      1,371,240         202,203 (g,n)
   5.50%   12/01/33 ..........................        309,009          47,497 (g,n)
   7.50%   11/01/23 ..........................         16,442             358 (g,h,n)
   8.00%   08/01/23 - 07/01/24 ...............          6,921           1,405 (g,h,n)
Federal National Mortgage Assoc. (Class H)
   5.00%   10/25/22 ..........................         73,433           6,615 (g,h,n)
Federal National Mortgage Assoc. (Class K)
1008.00%   05/25/22 ..........................              4              76 (g,h,n)
Federal National Mortgage Assoc. REMIC
   6.92%   08/25/37 ..........................      2,856,485         329,067 (g,i,n)
                                                                    9,012,859

ASSET BACKED -- 1.1%

American Express Credit Account Master Trust
   (Class A)
   0.44%  12/17/12 ...........................      5,000,000       4,966,462 (d,h,i,m)
Bear Stearns Asset Backed Securities Trust
   0.53%  11/25/35 ...........................      2,069,696       1,741,163 (d,i)
Bear Stearns Asset Backed Securities Trust
   (Class A)
   0.68%  01/25/34 ...........................         11,641           6,578 (d,i)
Capital Auto Receivables Asset Trust
   0.40%  05/15/11 ...........................      2,608,490       2,595,117 (d,h,i)
Capital One Auto Finance Trust
   0.34%  04/15/12 ...........................      1,631,189       1,612,458 (d,h,i)
Countrywide Asset-Backed Certificates
   (Class M)
   1.36%  06/26/33 ...........................        586,601          86,732 (i)
Discover Card Master Trust I (Class A)
   6.02%  06/16/15 ...........................        420,000         347,931 (d,i)
Discover Card Master Trust I (Class B)
   (Series 2)
  10.22%  05/15/12 ...........................        690,000         590,244 (d,i)
Ford Credit Auto Owner Trust (Class A)
   0.49%  02/15/12 ...........................      7,125,000       7,052,228 (d,h,i,m)
GSAMP Trust
   0.28%  05/25/36 ...........................        530,870         366,300 (b,d,i)

---------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------------
GSR Mortgage Loan Trust
   0.51%  11/25/30 ...........................   $  1,546,166    $    268,870 (d,i)
Indymac Residential Asset Backed Trust
   0.43%  06/25/36 ...........................      1,757,159       1,596,984 (d,i)
Indymac Residential Asset Backed Trust
   (Class M)
   2.31%  04/25/47 ...........................        189,000           2,480 (h,i,m)
Indymac Seconds Asset Backed Trust (Class A)
   0.47%  02/25/37 ...........................      1,856,328       1,036,030 (d,i)
Mid-State Trust
   7.54%  07/01/35 ...........................          4,231           2,917 (h)
Nissan Auto Lease Trust
   0.52%  02/15/13 ...........................      1,147,000       1,136,944 (d,i,m)
Residential Asset Mortgage Products Inc.
   0.28%  03/25/34 ...........................            896             846 (d,h,i)
Residential Asset Securities Corp.
   0.81%  07/25/32 ...........................          5,225           1,993 (d,h,i)
Residential Asset Securities Corp. (Class A)
   4.16%  07/25/30 ...........................         20,408          19,188 (h,i)
SLM Student Loan Trust (Class A)
   1.37%  06/15/18 ...........................         80,281          77,492 (d,h,i)
Triad Auto Receivables Owner Trust (Class A)
   0.52%  02/12/14 ...........................      2,000,000       1,707,219 (d,i,m)
Wells Fargo Home Equity Trust
   3.97%  05/25/34 ...........................         19,540          18,808 (h,i)
                                                                   25,234,984

CORPORATE NOTES -- 6.5%

Abbott Laboratories
   5.88%  05/15/16 ...........................        692,000         754,710
American Electric Power Company, Inc.
   (Series C)
   5.38%  03/15/10 ...........................      2,125,000       2,173,641 (h)
American Express Company
   8.13%  05/20/19 ...........................        342,000         354,903
Anheuser-Busch InBev
   Worldwide Inc.
   7.75%  01/15/19 ...........................        500,000         546,828 (b)
ARAMARK Corp.
   8.50%  02/01/15 ...........................      1,000,000         970,000
Archer-Daniels-Midland Co.
   6.45%  01/15/38 ...........................      1,017,000       1,102,641
Arizona Public Service Co.
   6.25%  08/01/16 ...........................        370,000         364,370 (h)
AT&T Inc.
   6.40%  05/15/38 ...........................      1,208,000       1,182,526
   6.70%  11/15/13 ...........................        934,000       1,025,740
Banco Nacional de Desenvolvimento Economico
   e Social
   6.50%  06/10/19 ...........................      1,400,000       1,402,800 (b)
Bank of America Corp.
   5.75%  12/01/17 ...........................      2,750,000       2,448,677
   7.38%  05/15/14 ...........................      1,005,000       1,038,181

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Bristol-Myers Squibb Co.
   5.45%  05/01/18 ...........................   $    640,000    $    678,077
   5.88%  11/15/36 ...........................        234,000         240,939 (h)
Bunge Ltd. Finance Corp.
   8.50%  06/15/19 ...........................        547,000         571,972
Carolina Power & Light Co.
   5.15%  04/01/15 ...........................        810,000         852,142 (h)
   5.70%  04/01/35 ...........................        155,000         153,683 (h)
   6.13%  09/15/33 ...........................        123,000         129,587 (h)
CBS Corp.
   8.88%  05/15/19 ...........................        344,000         335,266
CFG Investment SAC
   9.25%  12/19/13 ...........................        100,000          88,000
Chesapeake Energy Corp.
   7.25%  12/15/18 ...........................      1,000,000         870,000
Ciliandra Perkasa Finance Company Pvt Ltd.
  10.75%  12/08/11 ...........................        100,000          93,208
Citigroup, Inc.
   5.13%  05/05/14 ...........................      1,394,000       1,269,022
   6.13%  11/21/17 ...........................      2,820,000       2,472,466 (h)
   6.50%  08/19/13 ...........................      2,788,000       2,708,202
   8.50%  05/22/19 ...........................        805,000         818,877
CME Group Inc.
   5.40%  08/01/13 ...........................      1,354,000       1,422,577
Community Health Systems, Inc.
   8.88%  07/15/15 ...........................      1,000,000         980,000
ConocoPhillips
   6.00%  01/15/20 ...........................      1,006,000       1,077,129
Consolidated Edison Company of New York Inc.
   5.85%  04/01/18 ...........................        528,000         554,791
   6.65%  04/01/19 ...........................        528,000         587,095
   7.13%  12/01/18 ...........................      7,400,000       8,406,467
Corp Andina de Fomento
   8.13%  06/04/19 ...........................        300,000         317,843
COX Communications Inc.
   7.13%  10/01/12 ...........................        240,000         257,989 (h)
   7.75%  11/01/10 ...........................        375,000         390,373 (h)
Credit Suisse
   5.50%  05/01/14 ...........................      1,626,000       1,689,316
   6.00%  02/15/18 ...........................      1,166,000       1,164,047
Credit Suisse First Boston International
  for CJSC The EXIM of Ukraine
   7.65%  09/07/11 ...........................        200,000         157,000
CSX Corp.
   6.25%  03/15/18 ...........................        646,000         651,525
CVS Caremark Corp.
   5.75%  06/01/17 ...........................        526,000         528,718 (h)
   6.60%  03/15/19 ...........................        302,000         322,688
DASA Finance Corp.
   8.75%  05/29/18 ...........................        546,000         537,155
Diageo Capital PLC
   5.20%  01/30/13 ...........................        454,000         472,170
   7.38%  01/15/14 ...........................        588,000         665,296
Dover Corp.
   6.50%  02/15/11 ...........................        375,000         399,636 (h)
Duke Energy Indiana Inc.
   6.35%  08/15/38 ...........................        817,000         896,545

---------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Dynegy Holdings Inc.
   7.50%  06/01/15 ...........................   $  1,000,000    $    833,750
Eli Lilly & Co.
   4.20%  03/06/14 ...........................        300,000         308,868
Emerson Electric Company
   5.00%  04/15/19 ...........................        452,000         454,747
Empresa Nacional del Petroleo
   6.25%  07/08/19 ...........................        100,000          99,144 (b)
EOG Resources, Inc.
   5.88%  09/15/17 ...........................        725,000         771,109
   6.88%  10/01/18 ...........................        928,000       1,053,818
ERP Operating LP (REIT)
   5.25%  09/15/14 ...........................        343,000         325,638
European Investment Bank
   4.88%  01/17/17 ...........................      1,200,000       1,262,814
GlaxoSmithKline Capital Inc.
   4.85%  05/15/13 ...........................        885,000         925,748
   6.38%  05/15/38 ...........................        543,000         590,477
HCA Inc.
   9.25%  11/15/16 ...........................      1,000,000         985,000
Hewlett-Packard Co.
   5.50%  03/01/18 ...........................        515,000         541,364
Host Hotels & Resorts LP (REIT)
   9.00%  05/15/17 ...........................      1,000,000         952,500 (b)
HSBC Bank USA N.A.
   3.88%  09/15/09 ...........................      1,175,000       1,180,612 (h)
   4.63%  04/01/14 ...........................        585,000         574,345
   7.00%  01/15/39 ...........................        750,000         792,804
HSBC Finance Corp.
   6.75%  05/15/11 ...........................        405,000         416,418 (h)
HSBC Holdings PLC
   6.50%  05/02/36 ...........................        100,000          97,653 (h)
   6.80%  06/01/38 ...........................        750,000         753,722
Hydro Quebec
   8.05%  07/07/24 ...........................        820,000         992,720 (h)
Ingles Markets, Inc.
   8.88%  05/15/17 ...........................      1,000,000         985,000 (b)
Intergen N.V.
   9.00%  06/30/17 ...........................      1,000,000         947,500 (b)
International Business Machines Corp.
   4.75%  11/29/12 ...........................      1,300,000       1,393,934 (h)
Johnson & Johnson
   5.85%  07/15/38 ...........................        914,000         979,541
JPMorgan Chase & Co.
   6.40%  05/15/38 ...........................        827,000         829,085
   7.00%  11/15/09 ...........................      1,130,000       1,147,688 (h)
JPMorgan Chase Bank
   5.88%  06/13/16 ...........................        825,000         795,123
Kellogg Co.
   5.13%  12/03/12 ...........................        508,000         543,034
Kimberly-Clark Corp.
   7.50%  11/01/18 ...........................        306,000         368,233
Korea Hydro & Nuclear Power Company Ltd.
   6.25%  06/17/14 ...........................        300,000         299,257 (b)
Kraft Foods Inc.
   6.75%  02/19/14 ...........................        310,000         339,999
Kreditanstalt fuer Wiederaufbau
   3.50%  03/10/14 ...........................      2,526,000       2,573,138

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
   4.13%  10/15/14 ...........................   $  1,022,000    $  1,033,073
   4.50%  07/16/18 ...........................      1,989,000       2,037,786
Majapahit Holding BV
   7.25%  10/17/11 ...........................        100,000          98,000 (b)
   7.75%  10/17/16 ...........................        425,000         374,000 (b)
McDonald's Corp.
   6.30%  03/01/38 ...........................        725,000         784,917
Merrill Lynch & Company Inc.
   6.05%  08/15/12 ...........................        545,000         546,440
   6.88%  04/25/18 ...........................        544,000         503,502
MetLife, Inc. (Series A)
   6.82%  08/15/18 ...........................      2,439,000       2,456,339
Morgan Stanley
   5.05%  01/21/11 ...........................        949,000         967,712
   6.00%  04/28/15 ...........................        533,000         531,608
   7.30%  05/13/19 ...........................      1,356,000       1,406,104
Morgan Stanley (Series F)
   6.63%  04/01/18 ...........................        500,000         498,453
Munich Re America Corp. (Series B)
   7.45%  12/15/26 ...........................        315,000         290,174 (h)
Nevada Power Co. (Series I)
   6.50%  04/15/12 ...........................        515,000         537,827 (h)
Northern Trust Corp.
   4.63%  05/01/14 ...........................        652,000         670,000
NorthWestern Corp.
   5.88%  11/01/14 ...........................        200,000         203,419 (h)
Oracle Corp.
   5.00%  07/08/19 ...........................        688,000         685,434
   5.75%  04/15/18 ...........................        206,000         217,298
Pacific Gas & Electric Co.
   5.80%  03/01/37 ...........................        500,000         502,499
Pacificorp
   6.25%  10/15/37 ...........................        403,000         439,131
Parker Hannifin Corp.
   5.50%  05/15/18 ...........................        830,000         848,770
Pemex Finance Ltd.
   9.03%  02/15/11 ...........................         92,750          99,243 (h)
PepsiAmericas, Inc.
   5.00%  05/15/17 ...........................        260,000         247,685
PepsiCo, Inc.
   5.00%  06/01/18 ...........................      1,163,000       1,195,355
   7.90%  11/01/18 ...........................      1,498,000       1,822,473
Pfizer Inc.
   6.20%  03/15/19 ...........................        636,000         695,545
   7.20%  03/15/39 ...........................        316,000         375,222
PMorgan Chase & Co.
   5.38%  10/01/12 ...........................        459,000         480,699
Potomac Electric Power Co.
   7.90%  12/15/38 ...........................        233,000         287,659
Princeton University (Series A)
   4.95%  03/01/19 ...........................        220,000         222,682
   5.70%  03/01/39 ...........................        188,000         188,252
Principal Financial Group, Inc.
   8.88%  05/15/19 ...........................      1,006,000       1,056,115
Prudential Financial, Inc.
   5.70%  12/14/36 ...........................        485,000         363,871 (h)
   6.10%  06/15/17 ...........................        415,000         394,810
   7.38%  06/15/19 ...........................        685,000         672,554
Public Service Company of Colorado
   7.88%  10/01/12 ...........................        520,000         602,434 (h)

---------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Qtel International Finance Ltd.
   7.88%  06/10/19 ...........................   $    500,000    $    508,688 (b)
RailAmerica, Inc.
   9.25%  07/01/17 ...........................      1,498,000       1,445,570 (b)
Rio Tinto Finance USA Ltd.
   8.95%  05/01/14 ...........................        342,000         380,046
   9.00%  05/01/19 ...........................        475,000         527,964
Rogers Communications Inc.
   6.80%  08/15/18 ...........................      1,710,000       1,833,164
RSHB Capital SA for OJSC Russian
   Agricultural Bank
   6.97%  09/21/16 ...........................        100,000          86,000 (i)
Safeway Inc.
   6.25%  03/15/14 ...........................        968,000       1,038,803
Simon Property Group LP (REIT)
   6.75%  05/15/14 ...........................        342,000         343,643
Southern California Edison Co.
   5.50%  08/15/18 ...........................      1,351,000       1,433,246
Standard Bank London Holdings PLC for NAK
   Naftogaz Ukrainy
   8.13%  09/30/09 ...........................        200,000         174,000
Standard Chartered Bank Hong Kong Ltd.
   4.38%  12/03/14 ...........................        380,000         364,800 (i)
Talisman Energy Inc.
   7.75%  06/01/19 ...........................        250,000         276,948
Telecom Italia Capital S.A.
   6.20%  07/18/11 ...........................        989,000       1,023,810
   7.18%  06/18/19 ...........................        960,000         973,147
Telefonica Emisiones SAU
   5.86%  02/04/13 ...........................        600,000         632,483
   5.88%  07/15/19 ...........................        687,000         708,292
The Allstate Corp.
   7.45%  05/16/19 ...........................        502,000         543,094
The Bear Stearns Companies LLC
   5.70%  11/15/14 ...........................      2,500,000       2,547,173
   6.95%  08/10/12 ...........................      1,330,000       1,445,516 (h)
The Goldman Sachs Group, Inc.
   7.50%  02/15/19 ...........................        214,000         229,145
   6.00%  05/01/14 ...........................      1,918,000       2,001,740
   6.60%  01/15/12 ...........................        264,000         281,087 (h)
The Kroger Co.
   6.15%  01/15/20 ...........................      1,096,000       1,119,819
The Procter & Gamble Co.
   5.50%  02/01/34 ...........................        311,000         316,895
The Toledo Edison Company
   7.25%  05/01/20 ...........................        324,000         360,747
The Travelers Companies, Inc.
   5.80%  05/15/18 ...........................      2,546,000       2,616,988
Thomson Reuters Corp.
   5.95%  07/15/13 ...........................      1,083,000       1,107,883
   6.50%  07/15/18 ...........................        550,325         572,734
Time Warner Cable Inc.
   6.20%  07/01/13 ...........................        622,000         655,367
   6.75%  07/01/18 ...........................      3,066,000       3,193,451
   8.25%  04/01/19 ...........................        308,000         349,462
   8.75%  02/14/19 ...........................        934,000       1,088,056
TransCanada Pipelines Ltd.
   6.50%  08/15/18 ...........................        217,000         236,080

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
-------------------------------------------------------------------------------------
Transocean Inc.
   6.00%  03/15/18 ...........................   $    501,000    $    520,848
United Technologies Corp.
   6.13%  07/15/38 ...........................        618,000         670,792
Vedanta Resources PLC
   9.50%  07/18/18 ...........................        100,000          83,000 (b)
Verizon Communications Inc.
   5.25%  04/15/13 ...........................      2,500,000       2,623,703
   6.35%  04/01/19 ...........................        430,000         447,325
   6.40%  02/15/38 ...........................        210,000         205,588
   6.90%  04/15/38 ...........................        536,000         559,157
   8.75%  11/01/18 ...........................      1,998,000       2,366,589
Verizon Global Funding Corp.
   7.25%  12/01/10 ...........................        788,000         839,017
Verizon Pennsylvania Inc.
   8.75%  08/15/31 ...........................        165,000         186,824 (h)
Walgreen Co.
   4.88%  08/01/13 ...........................        983,000       1,043,023
   5.25%  01/15/19 ...........................      1,131,000       1,176,545
Wal-Mart Stores, Inc.
   5.80%  02/15/18 ...........................        654,000         712,431
   6.20%  04/15/38 ...........................        524,000         575,524
   6.88%  08/10/09 ...........................      1,000,000       1,006,098 (h)
WEA Finance LLC
   7.50%  06/02/14 ...........................      1,028,000       1,019,290 (b)
WellPoint, Inc.
   6.00%  02/15/14 ...........................        342,000         348,295
Wells Fargo & Co.
   4.38%  01/31/13 ...........................        915,000         922,878
   5.63%  12/11/17 ...........................        240,000         236,240
Westar Energy, Inc.
   7.13%  08/01/09 ...........................        420,000         419,836 (h)
Wyeth
   5.50%  03/15/13 ...........................      1,364,000       1,458,258
XTO Energy Inc.
   6.38%  06/15/38 ...........................        418,000         418,129
   6.50%  12/15/18 ...........................        236,000         253,190
                                                                  144,085,107

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%

Banc of America Commercial Mortgage Inc.
   5.32%  09/10/47 ...........................      1,300,000       1,203,636 (h)
Banc of America Commercial Mortgage Inc.
   (Class C)
   5.88%  04/10/49 ...........................        400,000          83,376 (h,i,m)
Banc of America Funding Corp.
   5.61%  03/20/36 ...........................        191,905          17,178 (h,i,m)
   5.70%  02/20/36 ...........................        343,731          52,357 (h,i,m)
Banc of America Mortgage Securities Inc.
   (Class B)
   5.36%  01/25/36 ...........................        197,313          22,777 (h,i)
   5.54%  02/25/36 ...........................        157,502          32,374 (h,i)
Bear Stearns Commercial Mortgage Securities
   4.75%  02/13/46 ...........................      1,400,000       1,217,995 (i)
   5.24%  12/11/38 ...........................        580,000         311,662
   5.33%  02/11/44 ...........................        980,000         793,118
   5.48%  10/12/41 ...........................      1,500,000       1,456,913 (h)

-------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
-------------------------------------------------------------------------------------
   5.57%  03/11/39 ...........................   $  1,000,000    $    977,564 (h,i)
   5.61%  06/11/50 ...........................      1,010,000         912,366
   5.69%  06/11/50 ...........................        700,000         573,301 (i)
Bear Stearns Commercial Mortgage Securities
   (Class A)
   5.54%  10/12/41 ...........................      3,590,000       3,049,659
   5.63%  04/12/38 ...........................      1,175,000       1,150,156 (h,i)
   5.92%  06/11/50 ...........................        620,000         341,841 (i)
Countrywide Alternative Loan Trust
   5.94%  05/25/36 ...........................         52,696              53 (h,i,m)
   6.00%  03/25/36 - 08/25/36 ................        262,427             487 (h,m)
Countrywide Alternative Loan Trust (Class B)
   6.00%  05/25/36 - 08/25/36 ................        152,004           3,867 (h,m)
Credit Suisse Mortgage Capital Certificates
   5.47%  09/15/39 ...........................        682,000         477,220 (h)
Credit Suisse Mortgage Capital Certificates
   (Class C)
   5.64%  02/25/36 ...........................        110,516           9,742 (h,i,m)
Crusade Global Trust (Class A)
   1.31%  01/17/34 ...........................      1,449,259       1,220,566 (h,i)
CS First Boston Mortgage Securities Corp.
   5.34%  10/25/35 ...........................        165,186          18,170 (h,i,m)
Greenwich Capital Commercial Funding Corp.
   5.60%  12/10/49 ...........................      1,110,000       1,004,476
Impac CMB Trust
   0.57%  04/25/35 ...........................        260,541         123,861 (d,h,i)
Indymac INDA Mortgage Loan Trust
   5.15%  01/25/36 ...........................         99,540           3,424 (h,i,m)
Indymac INDA Mortgage Loan Trust (Class B)
   5.15%  01/25/36 ...........................        107,242          10,455 (h,i,m)
JP Morgan Chase Commercial Mortgage
   Securities Corp.
   5.34%  08/12/37 ...........................      1,820,000       1,619,988 (i)
   6.07%  02/12/51 ...........................      1,720,000       1,067,569
   6.26%  02/15/51 ...........................        790,000         355,913 (i)
LB Commercial Conduit Mortgage Trust
   5.84%  07/15/44 ...........................        560,000         520,765 (i)
LB-UBS Commercial Mortgage Trust
   0.85%  09/15/39 ...........................     19,801,245         390,306 (h,i,m)
   0.92%  01/18/12 ...........................      3,948,048          49,441 (h,i,m)
   4.95%  09/15/30 ...........................        630,000         539,793
   5.66%  03/15/39 ...........................      1,000,000         841,308 (h,i)
LB-UBS Commercial Mortgage Trust (Class F)
   6.45%  07/15/40 ...........................        475,000          30,528 (i,m)
MASTR Alternative Loans Trust
   5.00%  08/25/18 ...........................         37,260           3,463 (g,h,n)
Medallion Trust (Class A)
   1.29%  08/22/36 ...........................        945,419         815,931 (d,i)
MLCC Mortgage Investors Inc.
   5.22%  02/25/36 ...........................        164,986           9,998 (h,i)
Morgan Stanley Capital I
   5.16%  10/12/52 ...........................      2,000,000       1,695,341 (i)
   5.28%  12/15/43 ...........................      1,500,000       1,430,181 (h)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
-------------------------------------------------------------------------------------
   5.33%  12/15/43 ...........................   $  1,500,000    $  1,121,731 (h)
   5.39%  11/12/41 ...........................      2,000,000         729,933 (h,i)
   5.69%  04/15/49 ...........................      1,850,000       1,348,507 (i)
   5.71%  07/12/44 ...........................        300,000         252,863 (h)
   7.11%  04/15/33 ...........................          7,940           7,929 (h,i)
Morgan Stanley Capital I (Class A)
   5.36%  02/12/44 ...........................      1,000,000         913,194
MortgageIT Trust (Class A)
   0.61%  08/25/35 ...........................      1,866,255       1,036,773 (d,i)
Nomura Asset Securities Corp. (Class A)
   6.59%  03/15/30 ...........................          6,013           6,020 (h)
Opteum Mortgage Acceptance Corp.
   0.28%  02/25/35 ...........................        143,265          75,931 (d,h,i)
Residential Accredit Loans Inc.
   6.00%  01/25/36 ...........................        236,333          10,543 (h,m)
   6.03%  01/25/36 ...........................         19,339           1,099 (h,i,m)
Residential Funding Mortgage Securities I
   5.75%  01/25/36 ...........................         96,391          25,544 (h)
   5.75%  01/25/36 ...........................        127,876          33,013 (h,m)
WaMu Mortgage Pass Through Certificates
   0.65%  01/25/45 ...........................        100,527          46,224 (d,i)
Wells Fargo Mortgage Backed Securities Trust
   5.39%  08/25/35 ...........................        469,240          37,744 (h,i)
   5.50%  01/25/36 - 03/25/36 ................        563,954          95,590 (h)
Wells Fargo Mortgage Backed Securities Trust
   (Class B)
   5.50%  03/25/36 ...........................        953,239         190,448 (h)
                                                                   30,372,205

SOVEREIGN BONDS -- 0.1%

Government of Brazil
   5.88%  01/15/19 ...........................        400,000         403,600
   8.00%  01/15/18 ...........................        530,000         593,600 (h)
Government of Dominican
   9.50%  09/27/11 ...........................        162,481         160,857
Government of Korea
   5.75%  04/16/14 ...........................        221,000         226,458
Government of Manitoba Canada
   4.90%  12/06/16 ...........................        330,000         341,389 (h)
Government of Quebec Canada
   7.50%  09/15/29 ...........................        495,000         606,931
Government of Ukraine
   7.75%  09/23/09 ...........................        400,000         376,000
Government of Venezuela
   5.38%  08/07/10 ...........................        248,000         232,500
  10.75%  09/19/13 ...........................        223,000         183,975
                                                                    3,125,310

MUNICIPAL BONDS AND NOTES -- 0.1%

Dallas Area Rapid Transit
   6.00%  12/01/44 ...........................        425,000         430,559
New Jersey State Turnpike Authority
   7.41%  01/01/40 ...........................        710,000         826,483

-------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
-------------------------------------------------------------------------------------
New Jersey Transportation
   Trust Fund Authority
   6.88%  12/15/39 ...........................   $    620,000    $    630,893
                                                                    1,887,935
TOTAL BONDS AND NOTES
   (COST $654,334,222) .......................                    648,187,075

                                                    NUMBER OF
                                                       SHARES           VALUE
-------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 0.4%
-------------------------------------------------------------------------------------

Financial Select Sector SPDR Fund ............        184,495       2,208,405 (k)
Industrial Select Sector SPDR Fund ...........        345,395       7,584,874 (k)

TOTAL EXCHANGE TRADED FUNDS
   (COST $17,926,599) ........................                      9,793,279

-------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.2%
-------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $8,689,463) .........................                      4,779,204 (j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,125,618,361) .....................                  1,870,839,139

-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.5%
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.0%

GE Money Market Fund Institutional Class
   0.28% .....................................                    155,149,561 (d,i)

                                                    PRINCIPAL
                                                       AMOUNT
-------------------------------------------------------------
TREASURY -- 8.5%

U.S. Treasury Bill
   0.20%  09/10/09 ...........................   $ 15,000,000      14,995,050 (d)
   0.23%  10/01/09 ...........................     66,500,000      66,467,016 (d)
   0.27%  08/20/09 ...........................     32,500,000      32,493,468 (d)
   0.28%  11/05/09 ...........................     28,500,000      28,478,511 (d)
   0.32%  07/23/09 ...........................     20,000,000      19,998,660 (d)
   0.38%  09/03/09 ...........................     28,000,000      27,981,084 (d)
                                                                 190,413,789

AGENCY -- 5.0%

FHLB Disc Corp
   0.20%  08/14/09 ...........................     14,000,000      13,997,900 (d)
   0.22%  08/03/09 ...........................     20,000,000      19,997,740 (d)
   0.30%  11/18/09 ...........................     16,000,000      15,985,584 (d)
   0.33%  08/05/09 ...........................      7,000,000       6,999,160 (d)
Freddie Discount
   0.40%  07/06/09 ...........................      6,000,000       5,999,898 (d)
   0.50%  07/20/09 ...........................     15,000,000      14,999,160 (d)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------
FNMA Discount
   0.46%  12/07/09 ...........................   $ 17,900,000  $   17,879,308 (d)
   0.54%  07/30/09 ...........................     15,000,000      14,998,755 (d)
                                                                  110,857,505
TIME DEPOSIT -- 0.0%*

State Street Corp.
   0.01%  07/01/09 ...........................        109,005         109,005 (e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $456,469,465) .......................                    456,529,860

TOTAL INVESTMENTS
   (COST $2,582,087,826) .....................                  2,327,368,999

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (4.4)% .............................                    (97,435,720)
                                                               --------------

NET ASSETS -- 100.0% .........................                 $2,229,933,279
                                                               ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Total Return Fund had the following long futures contracts open at June 30, 2009 (unaudited):

                                                         NUMBER       CURRENT       UNREALIZED
                                         EXPIRATION        OF         NOTIONAL    APPRECIATION/
DESCRIPTION                                 DATE        CONTRACTS      VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50 Index Futures         September 2009       46      $ 1,547,236   $       4,908
FTSE 100 Index Futures                 September 2009       10          694,641          (6,884)
S&P 500 Index Futures                  September 2009       11        2,517,625          25,200
S&P Midcap 400 E Mini Index Futures    September 2009       40        2,306,800          28,810
Topix Index Futures                    September 2009        8          766,544           2,063
2 Yr. U.S. Treasury Notes Futures      September 2009       27        5,837,906          38,316
5 Yr. U.S. Treasury Notes Futures      September 2009      128       14,684,000         231,648

The GEI Total Return Fund had the following short futures contracts open at June 30, 2009 (unaudited):

                                                         NUMBER       CURRENT       UNREALIZED
                                         EXPIRATION        OF         NOTIONAL    APPRECIATION/
DESCRIPTION                                 DATE        CONTRACTS      VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------
10 Yr. U.S. Treasury Notes Futures     September 2009      296      (34,414,625)       (343,047)
                                                                                  -------------
                                                                                  $     (18,986)
                                                                                  =============

The GEI Total Return Fund was invested in the following Countries at June 30, 2009 (unaudited):

COUNTRY                                       PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
United States                                               78.55%
United Kingdom                                               2.93%
Switzerland                                                  2.82%
Japan                                                        2.73%
France                                                       2.40%
Canada                                                       1.74%
Germany                                                      1.44%
China                                                        0.90%
Brazil                                                       0.89%
Spain                                                        0.86%
South Korea                                                  0.54%
Australia                                                    0.49%
Taiwan                                                       0.45%
Italy                                                        0.41%
India                                                        0.39%
Netherlands                                                  0.35%
South Africa                                                 0.30%
Mexico                                                       0.23%
Finland                                                      0.20%
Hong Kong                                                    0.17%
Singapore                                                    0.15%
Luxembourg                                                   0.14%
Russia                                                       0.12%
Ireland                                                      0.11%
Chile                                                        0.11%
Sweden                                                       0.09%
Turkey                                                       0.08%
Cayman Islands                                               0.07%
Denmark                                                      0.06%
Israel                                                       0.05%
Indonesia                                                    0.05%
Philippines                                                  0.03%
Greece                                                       0.03%
Czech Republic                                               0.03%
Malaysia                                                     0.02%
Venezuela                                                    0.02%
Egypt                                                        0.02%
Thailand                                                     0.01%
Ukrainian SSR                                                0.01%
Dominican Republic                                           0.01%
Peru                                                         0.00%
                                                           ------
                                                           100.00%
                                                           ======

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The GEI Total Return Fund was invested in the following Sectors at June 30, 2009 (unaudited):

SECTOR                                        PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Short-Term                                                  19.62%
Agency Mortgage Backed                                       9.81%
U.S. Treasuries                                              6.38%
Corporate Notes                                              6.19%
Oil, Gas & Consumable Fuels                                  3.59%
Commercial Banks                                             3.19%
Capital Markets                                              3.16%
Communications Equipment                                     2.72%
Federal Agencies                                             2.48%
Software                                                     2.16%
Media                                                        2.07%
Energy Equipment & Services                                  2.03%
Biotechnology                                                1.79%
Wireless Telecommunication Services                          1.71%
Insurance                                                    1.67%
Healthcare Equipment & Supplies                              1.61%
Pharmaceuticals                                              1.61%
Chemicals                                                    1.52%
Metals & Mining                                              1.46%
Semiconductors & Semiconductor Equipment                     1.34%
Beverages                                                    1.31%
Non-Agency Collateralized Mortgage Obligations               1.31%
Food Products                                                1.30%
IT Services                                                  1.21%
Healthcare Providers & Services                              1.18%
Diversified Financial Services                               1.16%
Specialty Retail                                             1.15%
Asset Backed                                                 1.08%
Commercial Services & Supplies                               1.00%
Multi-Utilities                                              0.89%
Internet Software & Services                                 0.81%
Electric Utilities                                           0.79%
Aerospace & Defense                                          0.78%
Real Estate Management & Development                         0.72%
Industrial Conglomerates                                     0.63%
Diversified Telecommunication Services                       0.63%
Personal Products                                            0.57%
Food & Staples Retailing                                     0.57%
Life Sciences Tools & Services                               0.56%
Household Products                                           0.50%
Computers & Peripherals                                      0.47%
Hotels Restaurants & Leisure                                 0.44%
Construction & Engineering                                   0.43%
Exchange Traded Funds                                        0.42%
Machinery                                                    0.41%
Multiline Retail                                             0.40%
Agency Collateralized Mortgage Obligations                   0.39%
Electrical Equipment                                         0.35%
Electronic Equipment, Instruments & Components               0.31%
Automobiles                                                  0.27%
Professional Services                                        0.25%
Road & Rail                                                  0.23%
Other Investments                                            0.21%
Tobacco                                                      0.20%
Textiles Apparel & Luxury Goods                              0.18%
Sovereign Bonds                                              0.13%
Construction Materials                                       0.13%
Water Utilities                                              0.11%
Municipal Bonds and Notes                                    0.08%
Thrifts & Mortgage Finance                                   0.06%
Gas Utilities                                                0.05%
Household Durables                                           0.05%
Paper & Forest Products                                      0.04%
Real Estate Investment Trusts (REIT's)                       0.07%
Auto Components                                              0.02%
Independent Power Producers & Energy Traders                 0.02%
Food & Staple Retail                                         0.01%
Transportation Infrastructure                                0.01%
                                                           ------
                                                           100.00%
                                                           ======

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $9,127,877 or 0.41% of the Fund's net assets. These securities have been determined to be liquid using procedures established by the Board of Directors of GE Investments Funds, Inc.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at June 30, 2009.

(j) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(k) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds - GE Money Market Fund.

(m) Illiquid securities. At June 30, 2009, these securities amounted to $15,887,058 or 0.71% of the Fund's net assets. These securities have been determined to be illiquid using procedures established by the Board of Directors of GE Investments Funds, Inc.

(n) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

ADR     American Depository Receipt

GDR     Global Depository Receipt

NVDR    Non-Voting Depository Receipt

REGD.   Registered

REIT    Real Estate Investment Trust

REMIC   Real Estate Mortgage Investment Conduit

SPDR    Standard & Poors Depository Receipts

STRIPS  Separate Trading of Registered Interest and Principal of Security

TBA     To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

TOTAL RETURN FUND

                                           -----------------------------------------------------------------------------------------
                                                                                    CLASS 1
                                           -----------------------------------------------------------------------------------------
                                               6/30/09+        12/31/08(e)**      12/31/07        12/31/06      12/31/05   12/31/04
                                           -----------------------------------------------------------------------------------------
INCEPTION DATE ..........................           --               --                 --              --            --     7/1/85
Net asset value, beginning of period ....  $     12.75        $   18.61        $     17.69     $     16.04     $   15.97  $   15.09
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income ................         0.12             0.35               0.35            0.36          0.23       0.20
   Net realized and unrealized
      gains/(losses) on investments .....         0.64            (5.80)              1.71            1.84          0.36       1.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS ...........................         0.76            (5.45)              2.06            2.20          0.59       1.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ................           --             0.34               0.35            0.31          0.23       0.20
   Net realized gains ...................           --             0.07               0.79            0.24          0.29       0.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................           --             0.41               1.14            0.55          0.52       0.36
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........  $     13.51        $   12.75        $     18.61     $     17.69     $   16.04  $   15.97
====================================================================================================================================
TOTAL RETURN (a) ........................         5.96%          (29.28)%            11.68%(b)       13.75%         3.67%      8.19%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ....................  $ 1,017,879        $ 989,975        $ 1,525,002     $ 1,390,230     $ 959,531  $ 515,506
   Ratios to average net assets:
      Net investment income* ............         1.87%            2.16%              2.20%           2.33%         1.89%      1.81%
      Net Expenses* .....................         0.58%(b)(d)      0.51%(b)(c)        0.52%(c)        0.48%(c)      0.45%      0.49%
      Gross Expenses* ...................         0.63%            0.55%              0.56%           0.53%         0.45%      0.49%
   Portfolio turnover rate ..............          100%             203%               176%            138%          146%       141%

                                                ---------------------------------------------------------
                                                                         CLASS 2
                                                ---------------------------------------------------------
                                                 6/30/09+        12/31/08(e)**    12/31/07      12/31/06
                                                ---------------------------------------------------------
INCEPTION DATE ..............................         --               --               --        5/1/06
Net asset value, beginning of period ........   $  12.71         $  18.56         $  17.68      $  17.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ....................       0.12             0.35             0.38          0.26
   Net realized and unrealized
      gains/(losses) on investments .........       0.64            (5.80)            1.67          0.94
----------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ....................       0.76            (5.45)            2.05          1.20
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ....................         --             0.33             0.38          0.31
   Net realized gains .......................         --             0.07             0.79          0.24
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................         --             0.40             1.17          0.55
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............   $  13.47         $  12.71         $  18.56      $  17.68
==========================================================================================================
TOTAL RETURN (a) ............................       5.98%          (29.33)%          11.63%(b)      7.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ........................   $ 14,992         $ 12,830         $ 15,281      $      1
   Ratios to average net assets:
      Net investment income* ................       1.83%            2.11%            1.75%         2.33%
      Net Expenses* .........................       0.64%(b)(d)      0.56%(b)(c)      0.56%(c)      0.57%(c)
      Gross Expenses* .......................       0.69%            0.60%            0.59%         0.64%
   Portfolio turnover rate ..................        100%             203%             176%          138%

                                                ----------------------------------------------------------------------
                                                                              CLASS 3
                                                ----------------------------------------------------------------------
                                                    6/30/09+           12/31/08(e)**       12/31/07       12/31/06
                                                ----------------------------------------------------------------------
INCEPTION DATE ..............................            --                  --                  --         5/1/06
Net asset value, beginning of period ........   $     12.73         $     18.59         $     17.69      $   17.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ....................          0.11                0.34                0.35           0.12
   Net realized and unrealized
     gains/(losses) on investments ..........          0.64               (5.80)               1.69           1.10
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ....................          0.75               (5.46)               2.04           1.22
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ....................             --               0.33                0.35           0.32
   Net realized gains .......................             --               0.07                0.79           0.24
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................             --               0.40                1.14           0.56
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............   $     13.48         $     12.73         $     18.59      $   17.69
======================================================================================================================
TOTAL RETURN (a) ............................          5.89%             (29.37)%             11.56%(b)       7.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ........................   $ 1,176,902         $ 1,110,117         $ 1,173,708      $ 396,349
   Ratios to average net assets:
      Net investment income* ................          1.72%               2.05%               2.04%          2.09%
      Net Expenses* .........................          0.74%(b)(d)         0.61%(b)(c)         0.61%(c)       0.62%(c)
      Gross Expenses* .......................          0.79%               0.65%               0.65%          0.69%
   Portfolio turnover rate ..................           100%                203%                176%           138%

See Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

TOTAL RETURN FUND

                                                                   ---------------------------------------------------------
                                                                                            CLASS 4
                                                                   ---------------------------------------------------------
                                                                   6/30/09+         12/31/08(e)**    12/31/07      12/31/06
                                                                   ---------------------------------------------------------
INCEPTION DATE .................................................         --               --               --        5/1/06
Net asset value, beginning of period ...........................   $  12.74         $  18.62         $  17.68      $  17.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................................       0.13             0.33             0.33          0.26
   Net realized and unrealized gains/(losses) on investments ...       0.63            (5.83)            1.73          0.92
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .................       0.76            (5.50)            2.06          1.18
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................................         --             0.31             0.33          0.29
   Net realized gains ..........................................         --             0.07             0.79          0.24
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................................         --             0.38             1.12          0.53
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................................   $  13.50         $  12.74         $  18.62      $  17.68
============================================================================================================================
TOTAL RETURN (a) ...............................................       5.80%          (29.56)%          11.68%         6.89%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....................   $ 20,160         $      8         $      1      $      1
   Ratios to average net assets:
      Net investment income* ...................................       1.70%            1.94%            2.06%         2.17%
      Net Expenses* ............................................       0.88%(b)(d)      0.76%(b)(c)      0.67%(c)      0.77%(c)
      Gross Expenses* ..........................................       0.92%            0.80%            0.73%         0.84%
   Portfolio turnover rate .....................................        100%             203%             176%          138%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund ("GE Money Market Fund").

(c) Reflects GEAM's contractual arrangement with GE Investments Funds, Inc. to limit the Fund's total operating expenses of each class share (excluding class specific expenses) to 0.32% of the average daily net assets of the Fund attributable to such class share on an annual basis. Please see Note 4 of the Notes to Financial Statements for further details.

(d) For the period between 1/1/09 to 4/30/09, reflects GEAM's contractual arrangement with GE Investment Funds, Inc. to limit the Fund's total operating expenses of each class share (excluding class specific expenses) to 0.32% of the average daily net assets of the Fund attributable to such class share on an annual basis. This contractual arrangement was terminated on 4/30/09. For the period beginning on 5/1/09, reflects GEAM's contractual arrangement with GE Investment Funds, Inc. to limit the management fee paid by the Fund on an annual basis to 0.48% of the average daily net assets of the Fund. Please see Note 4 of the Notes to Financial Statements for further details.

(e) Less than $0.01 per share of the distribution paid was from Return of Capital.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

                                                                                  TOTAL
Statement of Assets                                                              RETURN
and Liabilities  JUNE 30, 2009 (UNAUDITED)                                         FUND
--------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $2,116,928,898) ...........   $ 1,866,059,934
   Investments in affiliated securities, at market (cost $8,689,463) ....         4,779,205
   Short-term Investments at market (cost $ $301,319,904) ...............       301,380,299
   Short-term affiliated investments (at amortized cost) ................       155,149,561
   Foreign cash (cost $615,465) .........................................           612,414
   Receivable for investments sold ......................................        36,839,665
   Income receivables ...................................................         6,918,499
   Receivable for fund shares sold ......................................           405,759
   Variation margin receivable ..........................................             7,019
   Other assets .........................................................           703,895
--------------------------------------------------------------------------------------------
      TOTAL ASSETS ......................................................     2,372,856,250
--------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ....................................       141,270,645
   Payable for fund shares redeemed .....................................            59,162
   Payable to GEAM ......................................................         1,014,026
   Accrued other expenses ...............................................           442,552
   Variation margin payable .............................................            25,440
   Other liabilities ....................................................           111,146
--------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .................................................       142,922,971
--------------------------------------------------------------------------------------------
NET ASSETS ..............................................................   $ 2,229,933,279
============================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ......................................................     2,784,360,958
   Undistributed (distribution in excess of) net investment income ......        18,507,494
   Accumulated net realized loss ........................................      (318,213,936)
   Net unrealized appreciation/ (depreciation) on:
      Investments .......................................................      (254,718,827)
      Futures ...........................................................           (18,986)
      Foreign currency related transactions .............................            16,576
--------------------------------------------------------------------------------------------
NET ASSETS ..............................................................   $ 2,229,933,279
============================================================================================

CLASS 1:
NET ASSETS ..............................................................     1,017,879,377
Shares outstanding ($0.01 par value; unlimited shares authorized) .......        75,338,437
Net asset value per share ...............................................   $         13.51

CLASS 2:
NET ASSETS                                                                       14,992,448
Shares outstanding ($0.01 par value; unlimited shares authorized) .......         1,113,185
Net asset value per share ...............................................   $         13.47

CLASS 3:
NET ASSETS ..............................................................     1,176,901,526
Shares outstanding ($0.01 par value; unlimited shares authorized) .......        87,308,942
Net asset value per share ...............................................   $         13.48

CLASS 4:
NET ASSETS ..............................................................        20,159,928
Shares outstanding ($0.01 par value; unlimited shares authorized) .......         1,493,120
Net asset value per share ...............................................   $         13.50

See Notes to Financial Statements.

                                                                     TOTAL
Statement of Operations                                              RETURN
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                    FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..............................................   $    14,361,133
      Interest ..............................................        11,690,425
      Interest from affliated investments ...................           287,402
      Less: Foreign taxes withheld ..........................          (978,910)
--------------------------------------------------------------------------------
   TOTAL INCOME .............................................        25,360,050
--------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees ......................         4,011,762
      Distributors Fees (Notes 4)
         Class 1 ............................................           955,176
         Class 2 ............................................            16,542
         Class 3 ............................................         1,920,767
         Class 4 ............................................            17,426
      Transfer agent ........................................            17,861
      Directors's fees ......................................            40,777
      Custody and accounting expenses .......................           226,376
      Professional fees .....................................           126,620
      Registration expenses .................................            21,998
      Other expenses ........................................           125,245
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...........         7,480,550
--------------------------------------------------------------------------------
      Less: Expenses Waived or borne by the adviser .........          (504,673)
      Less: Expenses reimbursed by the adviser ..............          (110,537)
--------------------------------------------------------------------------------
      NET EXPENSES ..........................................         6,865,340
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................        18,494,710
================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ........................................      (186,536,907)
         Futures ............................................          (597,807)
         Foreign currency related transactions ..............            90,651

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................       291,791,381
         Futures ............................................          (653,777)
         Foreign currency related transactions ..............            39,102
--------------------------------------------------------------------------------
      Net realized and unrealized gain on investments .......       104,132,643
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $   122,627,353
================================================================================

See Notes to Financial Statements.

                                                                                                               TOTAL
Statements of                                                                                                 RETURN
Changes in Net Assets                                                                                          FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                SIX MONTHS ENDED      YEAR ENDED
                                                                                                  JUNE 30, 2009      DECEMBER 31,
                                                                                                   (UNAUDITED)           2008
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income ................................................................   $     18,494,710   $    53,915,515
      Net realized loss on investments, futures and foreign currency related transactions ...       (187,044,063)     (129,762,612)
      Net increase (decrease) in unrealized appreciation/(depreciation)
         on investments, futures and foreign currency related transactions ..................        291,176,706      (792,228,119)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ...............................................        122,627,353      (868,075,216)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income
         Class 1 ............................................................................                 --       (25,465,260)
         Class 2 ............................................................................                 --          (326,074)
         Class 3 ............................................................................                 --       (27,786,517)
         Class 4 ............................................................................                 --              (176)
      Net realized gains
         Class 1 ............................................................................                 --        (5,318,774)
         Class 2 ............................................................................                 --           (69,064)
         Class 3 ............................................................................                 --        (5,975,204)
         Class 4 ............................................................................                 --               (41)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................................                 --       (64,941,110)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ......................        122,627,353      (933,016,326)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares
         Class 1 ............................................................................          8,280,712        12,895,842
         Class 2 ............................................................................          2,084,698         6,814,144
         Class 3 ............................................................................         31,667,139       388,721,821
         Class 4 ............................................................................         20,569,289             9,000
      Value of distributions reinvested
         Class 1 ............................................................................                 --        30,784,034
         Class 2 ............................................................................                 --           395,138
         Class 3 ............................................................................                 --        33,761,721
         Class 4 ............................................................................                 --               217
      Cost of shares redeemed
         Class 1 ............................................................................        (35,713,166)     (119,670,911)
         Class 2 ............................................................................           (789,400)       (4,090,605)
         Class 3 ............................................................................        (28,990,719)      (18,666,216)
         Class 4 ............................................................................         (1,732,070)               --
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions .......................................         (4,623,517)      330,954,185
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................        118,003,836      (602,062,141)

NET ASSETS
   Beginning of period ......................................................................      2,111,929,443     2,713,991,584
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................................................   $  2,229,933,279   $ 2,111,929,443
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ..............   $     18,507,494   $        12,784
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                 TOTAL
Statements of Changes in Net Assets (continued)                 RETURN
Changes in Fund Shares                                           FUND
-----------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED    YEAR ENDED
                                                     JUNE 30, 2009    DECEMBER 31,
                                                      (UNAUDITED)         2008
-----------------------------------------------------------------------------------
CLASS 1
Shares sold ....................................         649,265           788,055
Issued for distributions reinvested ............              --         2,422,033
Shares redeemed ................................      (2,890,840)       (7,557,024)
-----------------------------------------------------------------------------------
Net decrease in fund shares ....................      (2,241,575)       (4,346,936)
===================================================================================
CLASS 2
Shares sold ....................................         167,883           401,179
Issued for distributions reinvested ............              --            31,187
Shares redeemed ................................         (64,057)         (246,196)
-----------------------------------------------------------------------------------
Net increase in fund shares ....................         103,826           186,170
===================================================================================
CLASS 3
Shares sold ....................................       2,477,654        22,764,099
Issued for distributions reinvested ............              --         2,660,498
Shares redeemed ................................      (2,386,928)       (1,341,496)
-----------------------------------------------------------------------------------
Net increase in fund shares ....................          90,726        24,083,101
===================================================================================
CLASS 4
Shares sold ....................................       1,628,048               513
Issued for distributions reinvested ............              --                17
Shares redeemed ................................        (135,522)               --
-----------------------------------------------------------------------------------
Net increase in fund shares ....................       1,492,526               530
===================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund. The Fund presently offers four classes of shares.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers four share classes of the Fund as investment options for variable life insurance and variable annuity contracts -- Class 1, Class 2, Class 3 and Class 4. Classes 2, 3 and 4 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund's shares.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that the use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                        Level 1          Level 2        Level 3         Total
--------------------------------------------------------------------------------------------------
Investments in Securities           $1,373,022,418    $949,795,281    $4,551,300   $2,327,368,999
Other Financial Instruments                (18,986)             --            --          (18,986)

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                             Investments    Other Financial
                                                            in Securities     Instruments
--------------------------------------------------------------------------------------------
Balance at 12/31/08                                         $  34,124,210        $ --
   Accrued discounts/premiums                                    (262,197)         --
   Realized gain (loss)                                         1,080,929          --
   Change in unrealized appreciation (depreciation)              (806,534)         --
   Net purchases (sales)                                       (3,042,148)         --
   Net transfers in and out of Level 3                         (1,905,646)         --
--------------------------------------------------------------------------------------------
Balance at 6/30/09                                          $  29,188,614        $ --
--------------------------------------------------------------------------------------------
Change in unrealized gain/(loss) for the year on level 3
   securities held at 6/30/09                               $  (1,255,706)       $ --

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. At June 30, 2009, information on the tax cost of investments is as follows:

         Cost of                 Gross Tax                 Gross Tax             Net Tax Appreciation/
     Investments for            Unrealized                Unrealized                (Depreciation)
      Tax Purposes             Appreciation              Depreciation               on Investments
------------------------------------------------------------------------------------------------------
     $2,609,404,192            $ 62,700,875             $(344,736,068)              $(282,035,193)

As of December 31, 2008, the Fund has capital loss carryovers, as indicated below.

                           Amount               Expires
--------------------------------------------------------------------------------
                        $21,723,574            12/31/16

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2008 as follows:

                         Capital               Currency
--------------------------------------------------------------------------------
                       $80,926,197              $3,776

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

              Ordinary         Long-Term           Return of
               Income        Capital Gains          Capital             Total
--------------------------------------------------------------------------------
2008        $53,455,875       $11,362,592          $122,643       $   64,941,110
2007         63,569,771        93,007,435                --          156,577,206

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency transactions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

    Undistributed
    (Distribution
    in Excess of)
    Net Investment                   Accumulated
        Income                    Net Realized Gain              Paid In Capital
--------------------------------------------------------------------------------
      $(403,767)                       $526,410                     $(122,643)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Fund's 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized respectively to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                Asset Derivatives June 30, 2009                        Liability Derivatives June 30, 2009
Derivatives not       --------------------------------------------------   ----------------------------------------------------
accounted for as            Location in             Notional                     Location in            Notional
hedging instruments        the Statements         Value/No. of                  the Statements        Value/No. of
under FASB                   of Assets             Contracts       Fair           of Assets            Contracts       Fair
Statement 133             and Liabilities         Long/(Short)     Value       and Liabilities        Long/(Short)    Value
-------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables, Net Assets -         87,310    53,874*             --                   --           --
                      Unrealized Appreciation/
                      (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Interest Rate         Receivables, Net Assets -     18,200,000   269,964*  Payables, Net Assets -      (29,600,000)  (343,047)*
Contracts             Unrealized Appreciation/                             Unrealized Appreciation/
                      (Depreciation)                                       (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

Derivatives not accounted            Location in the               Realized Gain or             Change in Unrealized
for as hedging instruments            Statements of             (Loss) on Derivatives      Appreciation/(Depreciation) on
under FASB Statement 133                Operations               Recognized in Income     Derivatives Recognized in Income
----------------------------------------------------------------------------------------------------------------------------
Equity Contracts               Net realized gain/(loss) on             (152,050)                           809
                               futures, Increase/(decrease)
                               in unrealized appreciation/
                               (depreciation) on futures
----------------------------------------------------------------------------------------------------------------------------
Interest Rate                  Net realized gain/(loss) on             (450,837)                      (655,209)
Contracts                      futures, Increase/(decrease)
                               in unrealized appreciation/
                               (depreciation) on futures
----------------------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. At a special meeting of shareholders of the Total Return Fund held on April 9, 2009, the Fund's shareholders approved a new annual investment advisory and administrative fee of 0.50% of the average daily net assets of the Fund, which became effective on May 1, 2009. Prior to May 1, 2009, the following fee schedule had been in effect for the Fund:

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

                  Annualized based on average daily net assets
-----------------------------------------------------------------------------
      Average Daily                                       Advisory and
    Net Assets of Fund                                Administration Fees
-----------------------------------------------------------------------------
    First $100 million                                      0.50%
    Next $100 million                                       0.45%
    Next $100 million                                       0.40%
    Next $100 million                                       0.35%
    Over $400 million                                       0.30%

FOR PERIODS PRIOR TO MAY 1, 2009: Pursuant to an expense limitation agreement with the Fund, GEAM had agreed to limit total operating expenses charged to Fund assets attributable to each class of shares (excluding class specific expenses such as Investor Service Plan Fees (for Class 1 shares), Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to 0.32% of the average daily net assets of the Fund attributable to such shares, in each case on an annual basis. This agreement was terminated on April 30, 2009.

EFFECTIVE MAY 1, 2009: GEAM has entered into contractual arrangement with the Company to limit the advisory and administrative fees paid by the Fund on an annual basis to 0.48% of the average daily net assets of the Fund. The advisory and administrative fee reduced by GEAM may however be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund's Class 1 shares, after giving effect to the recoupment, would not exceed 0.80% for the fiscal year in which the recoupment is made. Unless earlier terminated or cancelled, this agreement will continue in effect until April 30, 2010. The Company may terminate the agreement without penalty upon 60 days written notice to GEAM. The agreement may also be terminated or amended by the mutual consent of the Company and GEAM.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $18,763 was charged to the Fund.

INVESTOR SERVICE PLAN -- CLASS 1 AND CLASS 3 SHARES The Company adopted an Investor Service Plan (the "Services Plan") on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Total Return Fund. The Services Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Services Plan provides that during any fiscal year, the amount of compensation paid under the Services Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1, Class 2, Class 3 and Class 4 shares of the Total Return Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 2, Class 3 and Class 4 shares, the Company, on behalf of the Total Return Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Total Return Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 2, Class 3 and Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share classes of the Total Return Fund as an investment option under such variable contracts. Effective May 1, 2009, the amount of compensation paid under each 12b-1 Plan may not exceed: 0.25% for Class 2 shares, 0.25% for Class 3 shares and 0.45% for Class 4 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009, were as follows:

                          U.S. Government Securities
--------------------------------------------------------------------------------
                         Purchases              Sales
--------------------------------------------------------------------------------
                       $1,375,525,543       $1,363,725,803

                               Other Securities
--------------------------------------------------------------------------------
                         Purchases              Sales
--------------------------------------------------------------------------------
                       $379,281,341          $430,613,549

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

Advisory and Administrative Agreement Approvals                      (unaudited)
--------------------------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and unanimously approved, at a special meeting held on February 25, 2009, certain changes to the Total Return Fund, including, among other proposals, (1) the retention of Urdang Securities Management Inc. ("Urdang") to manage assets of the Fund allocated by GE Asset Management Incorporated ("GEAM") to be invested in real estate related investments, and (2) an amendment to the Fund's Investment Advisory and Administration Agreement to increase the advisory fee payable by the Fund to GEAM, and to reflect additional oversight and other responsibilities delegated to GEAM.

GEAM explained the specific reasons for each of its recommendations and that each of these items would need to be approved by Fund shareholders, which would involve a proxy solicitation and a special shareholder meeting. GEAM described the process and the estimated costs of such a proxy solicitation and shareholder meeting. All proposals were subsequently approved by the Fund's shareholders at a Special Meeting of Shareholders held on April 9, 2009 and became effective on May 1, 2009(1). Please refer to the next section of this semi-annual report for the voting results of the Special Meeting of Shareholders.

In considering these approvals, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and Urdang(2). The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

During the meetings, the Board members reviewed the information with management of GEAM and independent legal counsel. The Board members also reviewed at the December Board meetings a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the continuance of the Fund's Investment Advisory and Administration Agreement with GEAM and the GE Investment Funds, Inc. - Real Estate Securities Fund's Investment Sub-Advisory Agreement with Urdang. The independent Board members discussed the proposed amendment to the Fund's Investment Advisory and Administration Agreement and new Investment Sub-Advisory Agreement in detail during private sessions with their independent legal counsel at which no representatives of GEAM or Urdang was present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

The Board noted that the basis for its renewal of the Total Return Fund's Investment Advisory and Administration Agreement with GEAM and the GE Investment Funds, Inc. - Real Estate Securities Fund's Investment Sub-Advisory Agreement with Urdang at the December 2008 Board meetings would remain the basis for its approval of the proposed amendment to the Total Return Fund's Investment Advisory and Administration Agreement with GEAM and the new Investment Sub-Advisory Agreement with Urdang, subject to the new considerations of the higher proposed advisory fee rate, additional services to be provided by GEAM and Urdang's serving as sub-adviser to the Total Return Fund under the proposed new structure.

The Board members had an opportunity to discuss this information with GEAM managers (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel). The Board members also had an opportunity to hear presentations by representatives of Urdang. The Board

----------
(1) It is expected that Urdang will begin serving as sub-adviser to the Total Return Fund when GEAM believes that market conditions will be favorable for real estate related investments.

(2) In connection with the Total Return Fund proposals, this was done in part by reference to discussions and considerations at the Board's 9/26/08, 10/23/08, 12/5/08, 12/12/08 and 2/4/09 meetings, all of which were referenced, considered and affirmed at the 2/25/09 meeting.

Advisory and Administrative Agreement Approvals                      (unaudited)
--------------------------------------------------------------------------------

members posed questions to these representatives and engaged in substantive discussions with them concerning the proposed new structure.

In reaching their determinations relating to the proposed amendment to the Fund's Investment Advisory and Administration Agreement and new Investment Sub-Advisory Agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED

The Board reviewed the services provided by GEAM and those services expected to be provided by GEAM and Urdang under the new structure, focusing on its extensive past experiences with each of them. In particular, the Board considered, and discussed with representatives of GEAM, the utility of providing the Fund with greater investment flexibility to invest in additional asset classes and market segments, to use additional investment techniques and strategies, and to revise certain investment policies. They also discussed how the proposed amendment to the Fund's Investment Advisory and Administration Agreement to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM could facilitate achieving these initiatives. The Board noted the significant additional responsibilities for GEAM associated with implementing these proposals to improve the management and competitiveness of the Fund, such as selecting and managing the sub-adviser(s), assessing whether to retain or terminate any such sub-adviser(s), designing and supervising the Fund's new strategy, and allocating assets among a wider variety of asset classes and among sub-adviser(s).

In connection with their consideration of the services expected to be provided by Urdang, the Board considered Urdang's favorable attributes relating to: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments; and (iii) experienced professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of strategies they manage.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided and expected to be provided by GEAM and Urdang would be satisfactory, of high quality, and would have the potential to benefit the Fund.

INVESTMENT PERFORMANCE OF THE FUND AND URDANG

The Board members considered the investment performance of the Fund and Urdang for various periods. In considering the proposed new structure, the Board focused on GEAM's proposed investment approach for the Fund and information provided by GEAM about the potential for the new structure to improve performance and competitiveness. The Board members reviewed detailed comparisons of the performance of the Fund and Urdang with the relevant securities indices and peer groupings with respect to various periods. The Board members also engaged in detailed discussions with management about GEAM's and Urdang's investment performance and reviewed the proposed changes to investment strategies and techniques. For Urdang, the Board focused on Urdang's investment performance with respect to the GEI Real Estate Securities Fund since the commencement of Urdang's management of that fund.

The Board noted that it had the opportunity to speak with Urdang and engaged in detailed discussions about its investment processes, focusing on the number and experience of portfolio management and supporting research personnel, and its investment style and approach employed. The Board members discussed the extent to which Urdang's expected investment style and approach would be consistent with GEAM's articulated long-term approach and overall investment philosophy and considered GEAM's discussion of how the retention of Urdang would fit within its management of the Fund's overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the historical performance of the Fund and Urdang to be satisfactory.

Advisory and Administrative Agreement Approvals                      (unaudited)
--------------------------------------------------------------------------------

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND

The Board members reviewed the fees paid (and proposed to be paid) to GEAM by the Fund and considered the cost of the services provided by GEAM. GEAM explained that, pursuant to the Fund's current Investment Advisory and Administration Agreement with GEAM, GEAM receives a management fee as follows:
50 basis points on the first $100 million of average daily net assets, 45 basis points on the next $100 million of average daily net assets, 40 basis points on the next $100 million of average daily net assets, 35 basis points on the next $100 million of average daily net assets, and 30 basis points on average daily net assets over $400 million. Under the proposed amended Investment Advisory and Administration Agreement with GEAM, the Fund would be charged an annual management fee rate of 0.50% of its average daily net assets.

The Board reviewed actual and pro-forma information concerning GEAM's profitability from the fees and services provided to the Fund currently and, as proposed, and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable.

The Board members reviewed and discussed the additional services to be provided by GEAM to the Fund, noting that GEAM, and not the Fund, would pay the sub-advisory fees to any sub-adviser(s) retained to manage the Fund's assets, including Urdang. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, as described above, recognized the additional services it would provide and costs it would incur under the new structure. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board also considered that the proposed fees to be paid to Urdang by GEAM, noting that they had been negotiated at arm's-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by Urdang to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund's assets. While the Board had examined Urdang's profitability in connection with the services it provides to the GEI Real Estate Securities Fund, given the arm's-length nature of the initial arrangement, the Board did not examine the specific levels of profitability for Urdang with respect to the Fund.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

The Board also considered that GEAM's proposed increase in the management fee rate was not subject to breakpoints whereas Urdang had agreed to modest breakpoints in its fees for larger asset levels. The Board was comfortable that GEAM's general practice of being

Advisory and Administrative Agreement Approvals                      (unaudited)
--------------------------------------------------------------------------------

paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher rate fee for lower asset levels. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees because GEAM will pay Urdang out of its advisory fees received from the Fund.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID

The Board discussed the services to be provided to the Fund by GEAM and the fees charged to the Fund for those services. The Board members reviewed information regarding the expected fee and expense ratio for the Fund and comparative information with respect to similar products. They discussed that the Fund's figures were very competitive and within the applicable peer group range. The Board noted that the proposed advisory fee would still be lower than the Lipper peer group average. The Board also considered its extensive experience with GEAM.

The Board also discussed the services expected to be provided to the Fund by Urdang and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. The Board also considered its favorable experience with Urdang as sub-adviser to the GEI Real Estate Securities Fund.

The Board, including the independent Board members, concluded that, based on this information, the proposed advisory and sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

FALL-OUT BENEFITS

The Board previously considered actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and the Fund represents only a small portion of the assets managed by GEAM. The Board also considered that there may be financial benefits that GEAM and Urdang derive from their relationship with the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

CONCLUSION

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the proposed amendment to the Fund's Investment Advisory and Administration Agreement with GEAM and the new Investment Sub-Advisory Agreement with Urdang were in the best interests of the Fund and its shareholders.

Special Meeting of Shareholders -- Voting Results                    (unaudited)
--------------------------------------------------------------------------------

On August 9, 2009, the GE Investments Funds, Inc. held a special meeting of shareholders of the Total Return Fund (the "Fund"). Shareholders of record on February 4, 2009 were entitled to vote on the proposals. At the meeting, all proposals except for Proposal 5B were approved and the following votes were recorded:

PROPOSAL 1:
--------------------------------------------------------------------------------

Approval of the use of a "manager of managers" arrangement whereby GEAM, as the Fund's investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 140,390,612.614                84.501%                      88.679%
Against                      12,759,199.612                 7.680%                       8.059%
Abstain                       5,163,566.511                 3.108%                       3.262%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

PROPOSAL 2:
--------------------------------------------------------------------------------

Approval of a new Sub-Advisory Agreement with Urdang Securities Management, Inc. ("Urdang"), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 141,072,334.427                84.912%                      89.110%
Against                      11,449,754.354                 6.891%                       7.232%
Abstain                       5,791,289.956                 3.486%                       3.658%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

PROPOSAL 3:
--------------------------------------------------------------------------------

Approval of the following changes in certain of the Fund's investment policies, as follows:

      A. Amendment of the Fund's investment policies on illiquid investments and their reclassification from fundamental policies to a non-fundamental policy.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 141,708,773.681                85.295%                      89.512%
Against                      10,035,142.658                 6.040%                       6.338%
Abstain                       6,569,462.398                 3.954%                       4.150%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

      B. Elimination of the Fund's investment policy on mortgaging, pledging and hypothecating of investments.

                              No. of Shares   % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 142,211,861.577                85.598%                      89.829%
Against                       9,778,578.510                 5.885%                       6.177%
Abstain                       6,322,938.650                 3.806%                       3.994%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

Special Meeting of Shareholders -- Voting Results                    (unaudited)
--------------------------------------------------------------------------------

      C.    Amendment of the Fund's investment policy on senior securities.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 141,515,737.112                85.179%                      89.390%
Against                      10,560,473.504                 6.356%                       6.670%
Abstain                       6,237,168.121                 3.754%                       3.940%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

      D. Amendment of the Fund's investment policy on real estate investments.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 142,379,944.264                85.699%                      89.936%
Against                       9,874,793.988                 5.944%                       6.237%
Abstain                       6,058,640.485                 3.646%                       3.827%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.239%                     100.000%

      E.    Amendment of the Fund's investment policy on making loans.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 141,333,460.043                85.069%                      89.274%
Against                      11,165,452.773                 6.721%                       7.053%
Abstain                       5,814,465.921                 3.499%                       3.673%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

      F.    Amendment of the Fund's investment policy on borrowing.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 140,944,509.769                84.835%                      89.029%
Against                      11,415,138.066                 6.871%                       7.210%
Abstain                       5,953,730.902                 3.583%                       3.761%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

      G.    Amendment of the Fund's investment policy on diversification.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 143,389,782.004                86.307%                      90.573%
Against                       9,158,050.027                 5.512%                       5.785%
Abstain                       5,765,546.706                 3.470%                       3.642%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

      H. Amendment of the Fund's investment policy on concentration of investments.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 143,330,424.019                86.271%                      90.536%
Against                       9,213,946.495                 5.546%                       5.820%
Abstain                       5,769,008.223                 3.472%                       3.644%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

Special Meeting of Shareholders -- Voting Results                    (unaudited)
--------------------------------------------------------------------------------

      I. Amendment of the Fund's investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 141,698,885.622                85.289%                      89.505%
Against                      10,498,293.554                 6.319%                       6.632%
Abstain                       6,116,199.561                 3.681%                       3.863%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

PROPOSAL 4:
--------------------------------------------------------------------------------

Approval of an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                 135,123,710.624                81.331%                      85.352%
Against                      17,492,337.967                10.529%                      11.049%
Abstain                       5,697,330.146                 3.429%                       3.599%
Broker Non-votes                         --                    --                           --
Total                       158,313,378.737                95.289%                     100.000%

PROPOSAL 5A:
--------------------------------------------------------------------------------

For Class 1 shares, approval of a new 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                  69,502,960.723                89.832%                      89.846%
Against                       5,393,651.235                 6.971%                       6.972%
Abstain                       2,461,536.175                 3.181%                       3.182%
Broker Non-votes                         --                    --                           --
Total                        77,358,148.133                99.984%                     100.000%

PROPOSAL 5B:
--------------------------------------------------------------------------------

For Class 2 shares, approval of an amended 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                           0.000                 0.000%                       0.000%
Against                       1,015,825.040               100.000%                     100.000%
Abstain                               0.000                 0.000%                       0.000%
Broker Non-votes                         --                    --                           --
Total                         1,015,825.040               100.000%                     100.000%

PROPOSAL 5C:
--------------------------------------------------------------------------------

For Class 3 shares, approval of an amended 12b-1 plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

                             No. of Shares    % of Outstanding Shares/Dollars   % of Shares Present
----------------------------------------------------------------------------------------------------
Affirmative                  70,619,729.474                80.490%                      88.359%
Against                       4,182,723.552                 4.768%                       5.234%
Abstain                       5,120,775.346                 5.836%                       6.407%
Broker Non-votes                         --                    --                           --
Total                        79,923,228.372                91.094%                     100.000%

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY
Jeanne M. LaPorta

ASSISTANT SECRETARIES
Joseph A. Carucci
Joon Won Choe

TREASURER
Scott H. Rhodes

ASSISTANT TREASURERS
Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -
MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY 2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Income Fund                                             Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Income Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Income Fund                                 Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                6-MONTH    12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  3.16      -26.21
Global equities (MSCI World Index)                             6.35      -29.50
International equities
   (MSCI EAFE Index)                                           7.95      -31.35
Emerging Markets equities
   (MSCI EM Index)                                            36.01      -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                        2.64      -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                     9.96      -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                  1.90        6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                          0.47        4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                         4.38        5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Income Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Income Fund                                                             Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE .....................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................    2

NOTES TO SCHEDULE OF INVESTMENTS .........................................   12

FINANCIAL STATEMENTS

   Financial Highlights ..................................................   13

   Statement of Assets and Liabilities ...................................   14

   Statement of Operations ...............................................   15

   Statements of Changes in Net Assets ...................................   16

   Notes to Financial Statements .........................................   17

ADDITIONAL INFORMATION ...................................................   25

INVESTMENT TEAM ..........................................................   28

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Income Fund
--------------------------------------------------------------------------------

[PHOTO OF PAUL M. COLONNA]

PAUL M. COLONNA

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, WILLIAM M. HEALEY, MARK H. JOHNSON AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE.

PAUL M. COLONNA IS A DIRECTOR AND PRESIDENT - FIXED INCOME AT GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

MARK H. JOHNSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 2007. MR. JOHNSON JOINED GE ELECTRIC COMPANY (GE) IN 1998 IN ITS EMPLOYERS REINSURANCE CORPORATION AS A TAXABLE INCOME PORTFOLIO MANAGER. MR. JOHNSON JOINED GE ASSET MANAGEMENT AS A VICE PRESIDENT AND PORTFOLIO MANAGER IN 2002 AND BECAME A SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS IN 2007.

VITA MARIE PIKE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Income Fund returned 0.68% for the Class 1 shares and 0.49% for the Class 4 shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 1.90% and the Fund's Morningstar peer group of 206 US Insurance Intermediate -Term Bond funds returned an average of 6.24% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDING JUNE 30, 2009.

A. Despite the $787 billion stimulus bill signed into legislation in February to revive the economy and create jobs, unemployment continued to rise throughout the first half of 2009. The unemployment rate hit 9.5% in June and total jobs lost, according to Bureau of Labor Statistics, year to date totaled 3.38 million, resulting in up to 6.46 million jobs lost since the recession began in December 2007. Housing prices continued to decline and delinquencies headed higher even for those borrowers with high credit quality. Consumers began to delever in 2009 by increasing savings, which caused spending to plummet. Although the economic data was generally poor, there were still talks of economic "greenshoots", which some investors believe may be the beginning of recovery.

      Interest rates steadily rose during the first half, while the Federal Reserve kept its fed funds rate target steady at 0-0.25%. The US treasury 2 and 10-year note yields ended June at 1.1% and 3.5% respectively, up 34 and 132 basis points. The one downward spike in rates occurred in mid March when the Federal Reserve announced quantitative easing plans to buyback up to $300 billion of US treasuries, $200 billion of US agency debt and $1.25 trillion of agency

--------------------------------------------------------------------- [Q&A LOGO]

      mortgage-backed securities. The short end of the market improved as 3-month LIBOR decreased 80 basis points to 0.60%. Credit markets, in general, opened up with healthy new issuance from both high grade and high yield companies

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Positive contributors to Fund performance relative to the benchmark were allocations to high yield and emerging market sectors. High yield and emerging market indices returned 23% and 11.4% respectively compared to the benchmark, which returned 1.8%. Relative performance continued to suffer from marked to market pricing on sub-prime and alt-A backed securities. A second negative contributor to relative performance was portfolio duration. Our bias toward a longer relative duration underperformed as interest rates increased during the quarter.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                         ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE       EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,006.82                  3.63

   Class 4                       1,000.00                   1,004.87                  5.87
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,020.95                  3.66

   Class 4                       1,000.00                   1,018.76                  5.91
---------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.73% FOR CLASS 1 SHARES AND 1.18% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: 0.68% FOR CLASS 1 SHARES, AND 0.49% FOR CLASS 4 SHARES.

Income Fund                                                          (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                          Barclays Capital U.S.
                                    Income Fund           Aggregate Bond Index
        06/99                         $10,000                     $10,000
        12/99                         $10,045                     $10,056
        12/00                         $11,123                     $11,225
        12/01                         $11,950                     $12,173
        12/02                         $13,131                     $13,421
        12/03                         $13,604                     $13,972
        12/04                         $14,069                     $14,578
        12/05                         $14,355                     $14,932
        12/06                         $14,983                     $15,579
        12/07                         $15,706                     $16,664
        12/08                         $14,903                     $17,538
        06/09                         $15,005                     $17,871

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                                     SIX       ONE      FIVE     TEN     ENDING VALUE OF A
                                    MONTHS     YEAR     YEAR     YEAR    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
Income Fund                          0.68%    -4.05%    2.01%    4.14%        $15,005
-------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate
   Bond Index                        1.90%     6.05%    5.02%    5.98%        $17,871
-------------------------------------------------------------------------------------------
Morningstar peer group average*      6.24%     1.18%    3.39%    4.45%
===========================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                          Barclays Capital U.S.
                                    Income Fund           Aggregate Bond Index
     05/01/08                         $10,000                     $10,000
        06/08                         $ 9,896                     $ 9,919
        09/08                         $ 9,680                     $ 9,870
        12/08                         $ 9,412                     $10,322
        06/09                         $ 9,457                     $10,518

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                      SIX      ONE       SINCE      ENDING VALUE OF A
                                     MONTHS    YEAR    INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------
Income Fund                           0.49%   -4.43%     -4.67%         $ 9,457
-------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate
   Bond Index                         1.90%    6.05%      4.43%         $10,518
-------------------------------------------------------------------------------------
Morningstar peer group average**      6.24%    1.18%
=====================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Market Value of $65,493 (in thousands)

                                   [PIE CHART]

Other Investments                                                       0.4%
Mortgage-Backed                                                        36.5%
Corporate Notes                                                        23.3%
U.S. Treasuries                                                        17.8%
Asset-Backed and Other                                                 12.9%
Federal Agencies                                                        9.1%

QUALITY RATINGS AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

MOODY'S/S&P/                                                      PERCENTAGE OF
FITCH RATING***                                                    MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                                             67.78%
--------------------------------------------------------------------------------
Aa / AA                                                                2.34%
--------------------------------------------------------------------------------
A / A                                                                 12.05%
--------------------------------------------------------------------------------
Baa / BBB                                                              4.23%
--------------------------------------------------------------------------------
Ba / BB and lower                                                     13.60%
================================================================================

  * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERMEDIATE-TERM BOND PEER GROUP CONSISTING OF 206, 202, 161 AND 96 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

 ** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE INTERMEDIATE-TERM BOND PEER GROUP CONSISTING OF 206 AND 202 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

*** MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INCOME FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
BONDS AND NOTES -- 104.5% +
-----------------------------------------------------------------------------------------------
U.S. TREASURIES -- 19.4%

U.S. Treasury Bonds
   3.50%  02/15/39 ..................................   $   1,372,700   $   1,186,960
   4.50%  05/15/38 ..................................         103,800         107,157
U.S. Treasury Notes
   0.76%  01/31/11 ..................................         185,000         185,102       (c)
   0.95%  03/31/11 ..................................       1,486,700       1,484,668       (c)
   1.04%  04/30/11 ..................................       2,464,000       2,456,780       (c)
   1.06%  05/31/11 ..................................         943,900         940,511       (c)
   1.25%  11/30/10 ..................................         141,700         142,746
   1.75%  03/31/14 ..................................         740,700         716,396
   1.88%  02/28/14 ..................................       1,314,100       1,280,117
   2.25%  05/31/14 ..................................         817,500         806,513
   2.38%  03/31/16 ..................................         199,800         190,388
   2.75%  02/15/19 ..................................       1,359,100       1,272,879
   3.50%  02/15/18 ..................................          24,700          24,822
   3.63%  10/31/09 ..................................          80,000          80,881
   3.75%  11/15/18 ..................................         176,200         179,243
   4.50%  11/15/10 - 05/15/17 .......................          95,000         101,973
   4.63%  10/31/11 ..................................         460,000         495,291
                                                                           11,652,427

FEDERAL AGENCIES -- 10.0%

Federal Home Loan Banks
   5.00%  11/17/17 ..................................         400,000         425,646       (f)
Federal Home Loan Mortgage Corp.
   4.13%  09/27/13 ..................................         700,000         741,634
   4.88%  02/09/10 ..................................       1,805,000       1,853,605
   5.13%  11/17/17 ..................................       1,200,000       1,317,034
   8.25%  06/01/26 ..................................          60,000          80,009     (f,h)
Federal National Mortgage Assoc.
   2.75%  03/13/14 ..................................         700,000         698,502
   3.88%  07/12/13 ..................................         816,000         858,938       (f)
                                                                            5,975,368

AGENCY MORTGAGE BACKED -- 32.3%

Federal Home Loan Mortgage Corp.
   4.50%  06/01/33 - 02/01/35 .......................         232,083         231,775       (f)
   5.00%  07/01/35 - 10/01/35 .......................         350,256         357,651       (f)
   5.50%  05/01/20 - 03/01/38 .......................         755,607         786,763       (f)
   6.00%  04/01/17 - 11/01/37 .......................       1,296,542       1,359,585       (f)
   6.50%  01/01/27 - 08/01/36 .......................         442,696         473,133       (f)
   7.00%  10/01/16 - 08/01/36 .......................         138,312         149,831       (f)
   7.50%  11/01/09 - 09/01/33 .......................          19,005          20,483       (f)
   8.00%  11/01/30 ..................................          17,673          19,582       (f)
   8.50%  04/01/30 - 05/01/30 .......................          23,321          25,682       (f)
   5.50%  TBA .......................................         180,000         185,794       (b)
Federal National Mortgage Assoc.
   4.00%  05/01/19 - 06/01/19 .......................         202,498         206,316       (f)
   4.50%  05/01/18 - 12/01/34 .......................         831,429         852,817       (f)

-----------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
   4.50%  02/01/20 ..................................   $      25,479   $      26,274     (f,k)
   5.00%  03/01/34 - 08/01/35 .......................         467,291         477,601       (f)
   5.26%  04/01/37 ..................................         142,284         148,661       (g)
   5.47%  04/01/37 ..................................         118,561         124,243       (g)
   5.50%  12/01/13 - 04/01/38 .......................       1,458,869       1,517,702       (f)
   5.50%  06/01/20 ..................................          28,574          30,191     (f,k)
   5.50%  04/01/37 ..................................         111,887         117,261       (g)
   5.52%  04/01/37 ..................................          53,169          55,690       (g)
   5.59%  04/01/37 ..................................         144,069         151,407       (g)
   5.63%  03/01/37 ..................................          11,292          11,828       (g)
   5.68%  04/01/37 ..................................         106,022         111,295       (g)
   5.72%  04/01/37 ..................................          57,038          59,943       (g)
   6.00%  06/01/14 - 03/01/38 .......................       1,565,415       1,646,225       (f)
   6.00%  10/01/34 - 03/01/35 .......................         128,918         135,518     (f,k)
   6.04%  10/01/37 ..................................         121,599         127,793       (g)
   6.50%  07/01/17 - 02/01/35 .......................       1,544,073       1,653,416       (f)
   6.50%  10/01/34 - 12/01/34 .......................          33,310          35,674     (f,k)
   7.00%  03/01/15 - 06/01/36 .......................         531,408         579,677       (f)
   7.50%  12/01/09 - 03/01/34 .......................         133,655         145,620       (f)
   8.00%  12/01/12 - 11/01/33 .......................          99,051         108,098       (f)
   8.50%  05/01/31 ..................................           5,003           5,453       (f)
   9.00%  04/01/16 - 12/01/22 .......................          11,933          12,964       (f)
   4.50%  TBA .......................................         710,000         708,447       (b)
   5.00%  TBA .......................................       2,688,000       2,745,780       (b)
   5.50%  TBA .......................................       1,435,000       1,481,190       (b)
   7.00%  TBA .......................................         210,000         227,850       (b)
Government National
   Mortgage Assoc.
   4.13%  12/20/24 ..................................           3,112           3,160     (f,g)
   4.38%  02/20/23 - 02/20/26 .......................          11,346          11,578     (f,g)
   4.50%  08/15/33 - 09/15/34 .......................         412,816         415,184       (f)
   6.00%  04/15/27 - 09/15/36 .......................         410,793         431,377       (f)
   6.50%  04/15/19 - 08/15/36 .......................         283,920         303,675       (f)
   6.50%  03/15/24 - 08/15/34 .......................          47,753          50,879     (f,k)
   7.00%  03/15/12 - 10/15/36 .......................         151,726         164,364       (f)
   7.00%  01/15/28 - 06/15/34 .......................          53,275          57,984     (f,k)
   7.50%  11/15/31 - 10/15/33 .......................           8,189           8,927       (f)
   8.00%  12/15/29 ..................................           3,590           4,060       (f)
   8.50%  10/15/17 ..................................          15,884          17,184       (f)
   9.00%  11/15/16 - 12/15/21 .......................          40,990          44,384       (f)
   5.50%  TBA .......................................         700,000         722,750       (b)
                                                                           19,350,719

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%

Federal Home Loan Mortgage Corp.
   0.24%  09/25/43 ..................................       1,341,184           7,662 (e,f,g,l)
   2.88%  11/15/37 ..................................         190,069         165,908     (c,d)
   4.50%  10/15/16 - 03/15/19 .......................         329,120          22,389   (e,f,l)
   5.00%  10/15/14 - 12/01/34 .......................       2,531,402         339,674   (e,f,l)
   5.00%  05/15/38 ..................................          73,276          71,652
   5.50%  04/15/17 - 06/15/33 .......................         411,421          53,525   (e,f,l)
   7.50%  01/15/16 ..................................          20,746          21,486       (f)
   7.50%  07/15/27 ..................................          10,942           1,647   (e,f,l)
   8.00%  02/01/23 - 07/01/24 .......................           5,222           1,051   (e,f,l)
   9.53%  12/15/33 ..................................         150,000         143,453     (f,g)
  14.75%  09/15/34 ..................................          76,054          57,566     (c,d)

See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage
   Corp. REMIC
   5.75%  05/15/38 ..................................   $     287,715   $      27,997   (e,g,l)
Federal Home Loan Mortgage STRIPS
   4.60%  08/01/27 ..................................           1,335           1,114   (c,d,f)
Federal National Mortgage Assoc.
   1.19%  12/25/42 ..................................          85,631           2,881 (e,f,g,l)
   4.00%  02/25/28 ..................................           3,157           3,161       (f)
   4.50%  05/25/18 ..................................          68,074           3,171   (e,f,l)
   4.75%  11/25/14 ..................................          17,968             258   (e,f,l)
   5.00%  08/25/17 - 02/25/32 .......................         299,757          27,330   (e,f,l)
   5.00%  10/25/35 - 08/25/38 .......................         202,227         196,658
   5.50%  01/25/33 ..................................         150,001         156,967       (f)
   6.69%  10/25/29 ..................................         373,188          29,596 (e,f,g,l)
   6.92%  01/25/36 ..................................         130,985          13,376   (e,g,l)
   7.00%  09/25/20 ..................................             702             741       (f)
   7.19%  05/25/18 ..................................         551,342          45,888 (e,f,g,l)
   7.29%  09/25/42 ..................................         898,162         152,535 (e,f,g,l)
   7.39%  08/25/16 ..................................         150,984           8,396 (e,f,g,l)
  15.92%  03/25/31 ..................................         294,687         326,853     (f,g)
Federal National Mortgage
   Assoc. (Class 1)
   3.85%  11/01/34 ..................................         282,905         248,351   (c,d,f)
   4.50%  09/01/35 - 01/01/36 .......................         568,829          80,260     (e,l)
   5.00%  05/25/38 ..................................         174,650          25,138     (e,l)
Federal National Mortgage
   Assoc. (Class 2)
   4.50%  08/01/35 ..................................         170,860          25,519     (e,l)
   5.00%  08/01/34 - 03/25/38 .......................       1,053,633         169,268     (e,l)
   5.50%  12/01/33 ..................................          74,967          11,523   (e,f,l)
   7.50%  11/01/23 ..................................          32,599             709   (e,f,l)
   8.00%  08/01/23 - 07/01/24 .......................          11,598           2,352   (e,f,l)
   8.50%  07/25/22 ..................................             513             101   (e,f,l)
   9.00%  05/25/22 ..................................             336              68   (e,f,l)
Federal National Mortgage
   Assoc. (Class B)
   5.13%  12/25/22 ..................................             332             280   (c,d,f)
Federal National Mortgage
   Assoc. (Class H)
   5.00%  10/25/22 ..................................          86,785           7,818   (e,f,l)
Federal National Mortgage
   Assoc. (Class K)
1008.00%  05/25/22 ..................................               7             152   (e,f,l)
                                                                            2,454,474

ASSET BACKED -- 8.7%

Bear Stearns Asset Backed
   Securities Trust
   0.53%  11/25/35 ..................................         827,878         696,465   (c,f,g)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   0.87%  02/25/33 ..................................          28,122          22,416   (c,f,g)
   5.75%  05/25/32 ..................................          24,846          11,558     (f,g)
Countrywide Asset-Backed
   Certificates
   1.17%  05/25/33 ..................................          11,011           6,329     (f,g)
Discover Card Master Trust I (Class A)
   6.02%  06/16/15 ..................................          40,000          33,136     (c,g)

-----------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
Discover Card Master Trust I
   (Class B) (Series 2)
  10.22%  05/15/12 ..................................   $      60,000   $      51,326     (c,g)
Fleet Home Equity Loan
   Trust (Class A)
   0.57%  01/20/33 ..................................         158,628          95,855   (c,f,g)
Mid-State Trust
   7.54%  07/01/35 ..................................           2,116           1,458       (f)
Nissan Auto Lease Trust
   0.52%  02/15/13 ..................................         244,000         241,861   (c,g,k)
RAAC Series (Class 2)
   0.61%  08/25/36 ..................................       4,353,000       2,634,218   (c,g,k)
Residential Asset Mortgage
   Products Inc.
   0.51%  04/25/35 ..................................       1,731,344       1,383,621     (c,g)
Residential Asset Mortgage
   Products Inc. (Class A)
   1.00%  06/25/32 ..................................          30,339          15,186     (c,g)
Residential Asset Securities Corp.
   0.81%  07/25/32 ..................................           4,750           1,812   (c,f,g)
Wells Fargo Home Equity Trust
   3.97%  05/25/34 ..................................          27,445          26,416     (f,g)
                                                                            5,221,657

CORPORATE NOTES -- 25.4%

Abbott Laboratories
   5.88%  05/15/16 ..................................          92,000         100,337       (f)
AMC Entertainment Inc.
   8.75%  06/01/19 ..................................         166,000         156,040       (a)
American Express Company
   8.13%  05/20/19 ..................................          32,000          33,207
Anheuser-Busch InBev
   Worldwide Inc.
   7.20%  01/15/14 ..................................          72,000          77,409       (a)
   7.75%  01/15/19 ..................................          36,000          39,372     (a,f)
ARAMARK Corp.
   8.50%  02/01/15 ..................................         212,000         205,640
Archer-Daniels-Midland Co.
   6.45%  01/15/38 ..................................          97,000         105,168
Arizona Public Service Co.
   6.25%  08/01/16 ..................................         165,000         162,489       (f)
AT&T Inc.
   6.40%  05/15/38 ..................................          80,000          78,313       (f)
   6.70%  11/15/13 ..................................         108,000         118,608       (f)
Banco Nacional de Desenvolvimento
   Economico e Social
   6.50%  06/10/19 ..................................         200,000         200,400       (a)
Bank of America Corp.
   4.88%  01/15/13 ..................................         100,000          98,797
   5.75%  12/01/17 ..................................          75,000          66,782
   7.38%  05/15/14 ..................................         100,000         103,302
Berkshire Hathaway Finance Corp.
   5.00%  08/15/13 ..................................           7,000           7,344
Bristol-Myers Squibb Co.
   5.45%  05/01/18 ..................................          94,000          99,593
   5.88%  11/15/36 ..................................          56,000          57,661       (f)
Bunge Ltd. Finance Corp.
   8.50%  06/15/19 ..................................          53,000          55,420

See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
Cargill Inc.
   5.20%  01/22/13 ..................................   $     162,000   $     163,916     (a,f)
   6.00%  11/27/17 ..................................          63,000          62,709       (a)
Carolina Power & Light Co.
   5.15%  04/01/15 ..................................          80,000          84,162       (f)
   5.70%  04/01/35 ..................................          45,000          44,617       (f)
   6.13%  09/15/33 ..................................          88,000          92,713       (f)
CBS Corp.
   8.88%  05/15/19 ..................................          34,000          33,137
Chesapeake Energy Corp.
   7.25%  12/15/18 ..................................          17,000          14,790
Citigroup, Inc.
   5.13%  05/05/14 ..................................         102,000          92,855
   6.50%  08/19/13 ..................................         205,000         199,132       (f)
   8.50%  05/22/19 ..................................          78,000          79,345
Clarendon Alumina Production Ltd.
   8.50%  11/16/21 ..................................         155,000         116,250     (a,f)
CME Group Inc.
   5.40%  08/01/13 ..................................         185,000         194,370
Community Health Systems, Inc.
   8.88%  07/15/15 ..................................         210,000         205,800
ConocoPhillips
   6.00%  01/15/20 ..................................          98,000         104,929
Consolidated Edison Company of
   New York Inc.
   5.85%  04/01/18 ..................................          75,000          78,806
   6.65%  04/01/19 ..................................          74,000          82,282
Corp Nacional del Cobre de
   Chile - CODELCO
   7.50%  01/15/19 ..................................          36,000          41,120       (a)
COX Communications Inc.
   6.25%  06/01/18 ..................................          83,000          82,048       (a)
   7.13%  10/01/12 ..................................          57,000          61,272       (f)
   7.75%  11/01/10 ..................................         130,000         135,329       (f)
Credit Suisse
   5.50%  05/01/14 ..................................          60,000          62,336
   6.00%  02/15/18 ..................................          66,000          65,889
CSX Corp.
   6.25%  03/15/18 ..................................          64,000          64,547
CVS Caremark Corp.
   5.75%  06/01/17 ..................................          76,000          76,393
   6.60%  03/15/19 ..................................          30,000          32,055
DASA Finance Corp.
   8.75%  05/29/18 ..................................          28,000          27,546
Diageo Capital PLC
   7.38%  01/15/14 ..................................          57,000          64,493
Dover Corp.
   6.50%  02/15/11 ..................................          90,000          95,913       (f)
Duke Energy Indiana Inc.
   6.35%  08/15/38 ..................................         111,000         121,807
Dynegy Holdings Inc.
   7.50%  06/01/15 ..................................         210,000         175,087
Eli Lilly & Co.
   4.20%  03/06/14 ..................................          30,000          30,887
Emerson Electric Company
   5.00%  04/15/19 ..................................          45,000          45,273
EOG Resources, Inc.
   5.88%  09/15/17 ..................................          17,000          18,081
   6.88%  10/01/18 ..................................          88,000          99,931

-----------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
ERP Operating LP (REIT)
   5.25%  09/15/14 ..................................   $      33,000   $      31,330
European Investment Bank
   4.88%  01/17/17 ..................................         100,000         105,234
GlaxoSmithKline Capital Inc.
   4.85%  05/15/13 ..................................          66,000          69,039
   6.38%  05/15/38 ..................................          74,000          80,470
HCA Inc.
   9.25%  11/15/16 ..................................         194,000         191,090
Hewlett-Packard Co.
   5.50%  03/01/18 ..................................          78,000          81,993
Host Hotels & Resorts LP (REIT)
   9.00%  05/15/17 ..................................         185,000         176,212       (a)
HSBC Bank USA N.A.
   4.63%  04/01/14 ..................................          50,000          49,089
HSBC Finance Corp.
   6.75%  05/15/11 ..................................          95,000          97,678
HSBC Holdings PLC
   6.50%  05/02/36 ..................................         100,000          97,653       (f)
   6.80%  06/01/38 ..................................         250,000         251,241
IIRSA Norte Finance Ltd.
   8.75%  05/30/24 ..................................         163,512         152,066     (a,f)
Ingles Markets, Inc.
   8.88%  05/15/17 ..................................          84,000          82,740       (a)
Intergen N.V.
   9.00%  06/30/17 ..................................         213,000         201,817       (a)
Johnson & Johnson
   5.85%  07/15/38 ..................................          70,000          75,020
JPMorgan Chase & Co.
   6.40%  05/15/38 ..................................         117,000         117,295
JPMorgan Chase Bank
   5.88%  06/13/16 ..................................          25,000          24,095
Kellogg Co.
   5.13%  12/03/12 ..................................          67,000          71,621
Kraft Foods Inc.
   6.75%  02/19/14 ..................................          34,000          37,290
Kreditanstalt fuer Wiederaufbau
   3.50%  03/10/14 ..................................         340,000         346,345
   4.13%  10/15/14 ..................................         132,000         133,430
   4.50%  07/16/18 ..................................         231,000         236,666
McDonald's Corp.
   6.30%  03/01/38 ..................................         109,000         118,008
Merrill Lynch & Company Inc.
   6.05%  08/15/12 ..................................          75,000          75,198
   6.88%  04/25/18 ..................................         157,000         145,312
MetLife, Inc. (Series A)
   6.82%  08/15/18 ..................................         113,000         113,803
Midamerican Energy Holdings Co.
   6.13%  04/01/36 ..................................         115,000         113,675       (f)
Morgan Stanley
   5.05%  01/21/11 ..................................          42,000          42,828
   6.00%  04/28/15 ..................................          67,000          66,825
   7.30%  05/13/19 ..................................         166,000         172,134
Morgan Stanley (Series F)
   6.63%  04/01/18 ..................................         100,000          99,691
Munich Re America Corp. (Series B)
   7.45%  12/15/26 ..................................         105,000          96,725       (f)

See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT        VALUE
--------------------------------------------------------------------------------
New York Life Global Funding
   5.38%    09/15/13 ..........................     $  77,000   $   79,694 (a)
NGPL Pipeco LLC
   7.12%    12/15/17 ..........................        81,000       84,905 (a)
Northern States Power Co.
   6.25%    06/01/36 ..........................        65,000       71,189 (f)
Northern Trust Corp.
   4.63%    05/01/14 ..........................        64,000       65,767
NorthWestern Corp.
   5.88%    11/01/14 ..........................        85,000       86,453 (f)
Novartis Capital Corp.
   4.13%    02/10/14 ..........................        30,000       30,881
NRG Energy, Inc.
   7.38%    02/01/16 ..........................       195,000      184,519
Oncor Electric Delivery Company
   5.95%    09/01/13 ..........................        46,000       47,865
OPTI Canada Inc.
   8.25%    12/15/14 ..........................       132,000       87,120
Oracle Corp.
   5.00%    07/08/19 ..........................        66,000       65,754
   5.75%    04/15/18 ..........................        30,000       31,645
Pacific Gas & Electric Co.
   5.80%    03/01/37 ..........................       105,000      105,525
Pacificorp
   6.25%    10/15/37 ..........................         2,000        2,179
Parker Hannifin Corp.
   5.50%    05/15/18 ..........................       114,000      116,578
Pemex Finance Ltd.
   9.03%    02/15/11 ..........................        22,750       24,342 (f)
PepsiAmericas, Inc.
   5.00%    05/15/17 ..........................        26,000       24,768
PepsiCo, Inc.
   5.00%    06/01/18 ..........................        29,000       29,807
   7.90%    11/01/18 ..........................        14,000       17,032
Petroleos Mexicanos
   8.00%    05/03/19 ..........................        18,000       19,530 (a)
Pfizer Inc.
   6.20%    03/15/19 ..........................        64,000       69,992
   7.20%    03/15/39 ..........................        32,000       37,997
PMorgan Chase & Co.
   5.38%    10/01/12 ..........................       102,000      106,822
Princeton University (Series A)
   4.95%    03/01/19 ..........................        24,000       24,293
   5.70%    03/01/39 ..........................        20,000       20,027
Principal Financial Group, Inc.
   8.88%    05/15/19 ..........................        98,000      102,882
Prudential Financial, Inc.
   7.38%    06/15/19 ..........................        66,000       64,801
RailAmerica, Inc.
   9.25%    07/01/17 ..........................       142,000      137,030 (a)
Rio Tinto Finance USA Ltd.
   8.95%    05/01/14 ..........................        34,000       37,782
   9.00%    05/01/19 ..........................        47,000       52,241
Roche Holdings Inc.
   6.00%    03/01/19 ..........................        76,000       81,037 (a)
Rogers Communications Inc.
   6.80%    08/15/18 ..........................       186,000      199,397
Sabine Pass LNG LP
   7.25%    11/30/13 ..........................       105,000       88,987

--------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT        VALUE
--------------------------------------------------------------------------------
Safeway Inc.
   6.25%    03/15/14 ..........................     $  18,000   $   19,317
Security Benefit Life Insurance
   8.75%    05/15/16 ..........................       120,000       36,000 (a)
Simon Property Group LP (REIT)
   6.75%    05/15/14 ..........................        34,000       34,163
Southern California Edison Co.
   5.50%    08/15/18 ..........................        65,000       68,957
Standard Bank London Holdings
   PLC for NAK Naftogaz Ukrainy
   8.13%    09/30/09 ..........................       100,000       87,000
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14 ..........................       210,000      201,600 (g)
Talisman Energy Inc.
   7.75%    06/01/19 ..........................         6,000        6,647
Teck Resources Ltd.
   10.75%   05/15/19 ..........................        16,000       17,200 (a)
Telecom Italia Capital S.A.
   6.20%    07/18/11 ..........................        81,000       83,851
   7.18%    06/18/19 ..........................        92,000       93,260
Telefonica Emisiones SAU
   5.86%    02/04/13 ..........................       150,000      158,121
   5.88%    07/15/19 ..........................        65,000       67,015
Tesco PLC
   5.50%    11/15/17 ..........................       100,000      101,863 (a)
The Allstate Corp.
   7.45%    05/16/19 ..........................        48,000       51,929 (f)
The Bear Stearns Companies LLC
   6.95%    08/10/12 ..........................       175,000      190,199 (f)
The Goldman Sachs Group, Inc.
   5.25%    10/15/13 ..........................        51,000       52,050
   6.00%    05/01/14 ..........................       140,000      146,112
   6.60%    01/15/12 ..........................         7,000        7,453 (f)
   7.50%    02/15/19 ..........................       150,000      160,616
The Kroger Co.
   6.15%    01/15/20 ..........................        98,000      100,130
The Potomac Edison Co.
   5.35%    11/15/14 ..........................        95,000       90,908 (f)
The Toledo Edison Company
   7.25%    05/01/20 ..........................        32,000       35,629
The Travelers Companies, Inc.
   5.80%    05/15/18 ..........................        78,000       80,175
Thomson Reuters Corp.
   5.95%    07/15/13 ..........................       151,000      154,469
   6.50%    07/15/18 ..........................        73,445       76,436
TIAA Global Markets Inc.
   4.95%    07/15/13 ..........................       168,000      172,680 (a)
Time Warner Cable Inc.
   6.20%    07/01/13 ..........................        52,000       54,789
   6.75%    07/01/18 ..........................        96,000       99,991
   8.25%    04/01/19 ..........................        30,000       34,038
   8.75%    02/14/19 ..........................       110,000      128,144
TransCanada Pipelines Ltd.
   6.50%    08/15/18 ..........................        29,000       31,550
Transocean Inc.
   6.00%    03/15/18 ..........................        78,000       81,090
United Technologies Corp.
   6.13%    07/15/38 ..........................        87,000       94,432

See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------------
Verizon Communications Inc.
   6.35%    04/01/19 ..........................    $   30,000   $    31,209
   6.40%    02/15/38 ..........................        70,000        68,529
   6.90%    04/15/38 ..........................        76,000        79,283
   8.75%    11/01/18 ..........................        40,000        47,379
Verizon Global Funding Corp.
   7.25%    12/01/10 ..........................       193,000       205,495
Verizon Pennsylvania Inc.
   8.75%    08/15/31 ..........................       110,000       124,550 (f)
Verizon Wireless Capital LLC
   5.55%    02/01/14 ..........................       106,000       112,533 (a)
   7.38%    11/15/13 ..........................       193,000       215,872 (a)
Walgreen Co.
   4.88%    08/01/13 ..........................        43,000        45,626
   5.25%    01/15/19 ..........................        67,000        69,698
Wal-Mart Stores, Inc.
   5.80%    02/15/18 ..........................        78,000        84,969
   6.20%    04/15/38 ..........................       120,000       131,799
WEA Finance LLC
   7.50%    06/02/14 ..........................       100,000        99,153 (a)
WellPoint, Inc.
   6.00%    02/15/14 ..........................        34,000        34,626
Wells Fargo & Co.
   4.38%    01/31/13 ..........................        65,000        65,560
   5.63%    12/11/17 ..........................        40,000        39,373
Westar Energy, Inc.
   7.13%    08/01/09 ..........................       100,000        99,961 (f)
Wyeth
   5.50%    03/15/13 ..........................       108,000       115,463
XTO Energy Inc.
   6.38%    06/15/38 ..........................        61,000        61,019
   6.50%    12/15/18 ..........................        32,000        34,331
                                                                 15,252,398

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%

Banc of America Commercial
   Mortgage Inc. (Class A)
   5.49%    02/10/51 ..........................       131,250        92,130
Banc of America Commercial
   Mortgage Inc. (Class C)
   5.88%    04/10/49 ..........................       100,000        20,844 (f,g,k)
Banc of America Funding Corp.
   5.61%    03/20/36 ..........................        68,899         6,167 (f,g,k)
   5.71%    02/20/36 ..........................       173,355        18,193 (f,g,k)
Banc of America Mortgage
   Securities Inc. (Class B)
   5.36%    01/25/36 ..........................        73,992         7,577 (f,g)
Bear Stearns Commercial
   Mortgage Securities
   4.75%    02/13/46 ..........................       280,000       243,599 (g)
   5.48%    10/12/41 ..........................       245,000       237,962 (f)
   5.61%    06/11/50 ..........................        90,000        81,300
   5.69%    06/11/50 ..........................        60,000        49,140 (g)
Bear Stearns Commercial Mortgage
   Securities (Class A)
   5.54%    10/12/41 ..........................       130,000       110,433
   5.63%    04/12/38 ..........................        25,000        24,471 (g)
   5.92%    06/11/50 ..........................        80,000        44,109 (g)

-----------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT         VALUE
-----------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage
   Securities (Class D)
   6.18%    09/11/42 ..........................    $   20,000   $     3,219 (g,k)
Countrywide Alternative Loan Trust
   5.94%    05/25/36 ..........................        17,565            18 (f,g,k)
   6.00%    03/25/36 - 08/25/36 ...............        87,050           148 (f,k)
Countrywide Alternative Loan
   Trust (Class B)
   6.00%    05/25/36 - 08/25/36 ...............        39,297           779 (f,k)
Credit Suisse Mortgage Capital
   Certificates
   5.47%    09/15/39 ..........................       217,000       151,843 (f)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.64%    02/25/36 ..........................        38,440         3,389 (f,g,k)
CS First Boston Mortgage
   Securities Corp.
   0.83%    07/15/37 ..........................     1,732,683        28,890 (f,g,k)
   1.59%    03/15/35 ..........................     2,687,264        25,651 (f,g,k)
   5.34%    10/25/35 ..........................        72,876         8,016 (f,g,k)
Greenwich Capital Commercial
   Funding Corp.
   5.60%    12/10/49 ..........................        50,000        45,247
Indymac INDA Mortgage Loan Trust
   5.12%    01/25/36 ..........................        99,540         3,424 (f,g,k)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.12%    01/25/36 ..........................        99,299         9,681 (f,g,k)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.07%    02/12/51 ..........................       210,000       130,343
   6.40%    02/12/51 ..........................        40,000         2,666 (g,k)
LB Commercial Conduit
   Mortgage Trust
   5.84%    07/15/44 ..........................        50,000        46,497 (g)
LB-UBS Commercial Mortgage Trust
   0.85%    09/15/39 ..........................     6,300,899       124,198 (f,g,k)
   0.92%    01/18/12 ..........................     2,784,953        34,876 (f,g,k)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16 ..........................        34,000        32,177 (a,f)
LB-UBS Commercial Mortgage
   Trust (Class F)
   6.45%    07/15/40 ..........................        70,000         4,499 (g,k)
MASTR Alternative Loans Trust
   5.00%    08/25/18 ..........................       119,232        11,081 (e,f,l)
MLCC Mortgage Investors Inc.
   5.24%    02/25/36 ..........................        59,995         3,636 (f,g)
Morgan Stanley Capital I
   5.28%    12/15/43 ..........................       102,000        97,252 (f)
   5.33%    12/15/43 ..........................       102,000        76,278 (f)
   5.39%    11/12/41 ..........................       280,000       102,191 (f,g)
   5.71%    07/12/44 ..........................       100,000        84,288 (f)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30 ..........................         6,013         6,020 (f)
Puma Finance Ltd. (Class A)
   1.33%    10/11/34 ..........................        72,478        62,320 (g)

See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT         VALUE
---------------------------------------------------------------------------------
Residential Funding Mortgage
   Securities I
   5.75%    01/25/36 ..........................     $  96,147   $    24,822 (f,k)
   5.75%    01/25/36 ..........................        96,391        25,544 (f)
Wells Fargo Mortgage Backed
   Securities Trust
   5.39%    08/25/35 ..........................       105,481         9,114 (f,g)
   5.50%    01/25/36 ..........................       149,990        27,275 (f)
                                                                  2,121,307

SOVEREIGN BONDS -- 0.8%

Government of Brazil
   8.00%    01/15/18 ..........................        76,000        85,120
Government of Dominican
   9.50%    09/27/11 ..........................        71,909        71,190
Government of Indonesia
  11.63%    03/04/19 ..........................       100,000       126,625 (a)
Government of Korea
   5.75%    04/16/14 ..........................        22,000        22,543
Government of Panama
   6.70%    01/26/36 ..........................       105,000       101,850
Government of Venezuela
   5.38%    08/07/10 ..........................        59,000        55,312
  10.75%    09/19/13 ..........................         7,000         5,775
                                                                    468,415

MUNICIPAL BONDS AND NOTES -- 0.3%

Dallas Area Rapid Transit
   6.00%    12/01/44 ..........................        40,000        40,523
New Jersey State Turnpike Authority
   7.41%    01/01/40 ..........................       110,000       128,047
New Jersey Transportation Trust
   Fund Authority
   6.88%    12/15/39 ..........................        15,000        15,264
                                                                    183,834

TOTAL BONDS AND NOTES
   (COST $66,403,054) .........................                  62,680,599

---------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.4%
---------------------------------------------------------------------------------

GEI Investment Fund
   (COST $405,469)  ...........................                     223,008 (i)

TOTAL INVESTMENT IN SECURITIES
   (COST $66,808,523) .........................                  62,903,607

---------------------------------------------------------------------------------
                                                                      VALUE
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
---------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class 0.28%
   (COST $2,589,586) ..........................                 $ 2,589,586 (c,j)

TOTAL INVESTMENTS
   (COST $69,398,109) .........................                  65,493,193

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (9.2)% ..............................                  (5,522,336)
                                                                -----------
NET ASSETS -- 100.0% ..........................                 $59,970,857
                                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Income Fund had the following long futures contracts open at June 30,2009 (unaudited):

                                                       NUMBER       CURRENT      UNREALIZED
                                       EXPIRATION        OF         NOTIONAL    APPRECIATION/
DESCRIPTION                               DATE        CONTRACTS      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
5 Yr. U.S. Treasury Notes Futures    September 2009      16       $ 1,835,500      $(14,946)

The GEI Income Fund had the following short futures contracts open at June 30,2009 (unaudited):

                                                       NUMBER       CURRENT      UNREALIZED
                                     EXPIRATION          OF         NOTIONAL    APPRECIATION/
DESCRIPTION                             DATE          CONTRACTS      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
2 Yr. U.S. Treasury Notes Futures    September 2009       3       $  (648,656)     $   (430)
10 Yr. U.S. Treasury Notes Futures   September 2009      44        (5,115,688)      (61,681)
                                                                                   --------
                                                                                   $(77,057)
                                                                                   ========

See Notes to Schedule of Investments on page 12 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $2,868,398, or 4.78% of net assets. These securities have been determined to be liquid using procedures established by the Board of Directors of GE Investments Funds, Inc.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)   Coupon amount represents effective yield.

(d) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f) At June 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g) Variable or floating rate security. The stated rate represents the rate at June 30, 2009.

(h)   Step coupon bond. Security becomes interest bearing at a future date.

(i) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(j) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

(k) Illiquid securities. At June 30, 2009, these securities amounted to $3,532,079, or 5.89% of net assets. These securities have been determined to be illiquid using procedures established by the Board of Directors of GE Investments Funds, Inc.

(l) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

REIT    Real Estate Investment Trust

ADR     American Depository Receipt

SPDR    Standard & Poors Depository Receipts

TBA     To be Announced

STRIPS  Separate Trading of Registered Interest and Principal of Security

TBA     To be Announced

REMIC   Real Estate Mortgage Investment Conduit

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

INCOME FUND

                                    --------------------------------------------------------------------   -------------------------
                                                                   CLASS 1                                          CLASS 4
                                    --------------------------------------------------------------------   -------------------------
                                    6/30/09+     12/31/08     12/31/07   12/31/06    12/31/05   12/31/04   6/30/09+    12/31/08**
                                    --------------------------------------------------------------------   -------------------------
INCEPTION DATE ...................        --           --           --         --          --     1/3/95         --      5/1/08
Net asset value, beginning
   of period .....................  $  10.26     $  11.50     $  11.80   $  11.84   $   12.25   $  12.61   $  10.24    $  11.56
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income
     (loss) ......................      0.10         0.56         0.81       0.56        0.61       0.55      (0.05)       0.37
   Net realized and unrealized
   gains/(losses) on
   investments ...................     (0.02)       (1.16)       (0.25)     (0.04)      (0.36)     (0.12)      0.13       (1.08)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS .........      0.08        (0.60)        0.56       0.52        0.25       0.43       0.08       (0.71)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........        --         0.64         0.82       0.56        0.61       0.57         --        0.61
   Net realized gains ............        --           --           --         --        0.05       0.22         --          --
   Return of capital .............        --         0.00(b)      0.04         --        0.00(b)      --         --        0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............        --         0.64         0.86       0.56        0.66       0.79         --        0.61
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
   OF PERIOD .....................  $  10.34     $  10.26     $  11.50   $  11.80   $   11.84   $  12.25   $  10.32    $  10.24
====================================================================================================================================
TOTAL RETURN (a) .................      0.68%       (5.21)%       4.83%      4.37%       2.04%      3.42%      0.49%      (6.16)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) .............  $ 59,961     $ 68,731     $ 93,480   $126,732   $ 116,558   $135,172   $      9    $      9
   Ratios to average net assets:
      Net investment income* .....      3.90%        4.63%        5.07%      5.07%       4.49%      3.82%      3.44%       4.33%*
      Gross Expense* .............      0.73%        0.65%        0.61%      0.61%       0.60%      0.59%      1.18%       1.10%*
      Net Expenses* ..............      0.73%(c)     0.63%(c)     0.61%      0.61%       0.60%      0.59%      1.18%(c)    1.08%(c)*
   Portfolio turnover rate .......       124%         385%         448%       270%        311%       343%       124%        385%

NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b)   Less than $0.01 per share.

(c) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

Statement of Assets                                                   INCOME
and Liabilities JUNE 30, 2009 (UNAUDITED)                              FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $66,403,054) ....   $  62,680,599
   Investments in affiliated securities, at market
      (cost $405,469) .........................................         223,008
   Short-term affiliated investments (at amortized cost) ......       2,589,586
   Receivable for investments sold ............................       1,262,771
   Income receivables .........................................         516,627
   Receivable for fund shares sold ............................          32,144
   Variation margin receivable ................................           2,237
--------------------------------------------------------------------------------
      TOTAL ASSETS ............................................      67,306,972
--------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ..........................       7,353,273
   Payable for fund shares redeemed ...........................             800
   Payable to GEAM ............................................           6,508
   Accrued other expenses .....................................         (30,753)
   Variation margin payable ...................................             103
   Other liabilities ..........................................           6,184
--------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................       7,336,115
--------------------------------------------------------------------------------
NET ASSETS ....................................................   $  59,970,857
================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ............................................      74,056,588
   Undistributed (distribution in excess of)
      net investment income ...................................       1,221,046
   Accumulated net realized loss ..............................     (11,324,804)
   Net unrealized depreciation on:
      Investments .............................................      (3,904,916)
      Futures .................................................         (77,057)
--------------------------------------------------------------------------------
NET ASSETS ....................................................   $  59,970,857
================================================================================
CLASS 1:

NET ASSETS ....................................................      59,961,400
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ................................................       5,797,019
Net asset value per share .....................................   $       10.34

CLASS 4:

NET ASSETS ....................................................           9,457
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ................................................             916
Net asset value per share .....................................   $       10.32

See Notes to Financial Statements.

Statement of Operations                                               INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                     FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Interest ................................................    $  1,446,112
      Interest from affliated investments .....................           5,010
--------------------------------------------------------------------------------
   TOTAL INCOME ...............................................       1,451,122
--------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees ........................         157,456
      Distributors Fees (Notes 4)
         Service Class ........................................              21
      Transfer agent ..........................................           9,786
      Directors's fees ........................................           1,325
      Custody and accounting expenses .........................          40,063
      Professional fees .......................................          11,855
      Registration expenses ...................................           1,677
      Other expenses ..........................................           9,134
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT .............         231,317
--------------------------------------------------------------------------------
      Less: Expenses reimbursed by the adviser ................          (1,241)
--------------------------------------------------------------------------------
      Net expenses ............................................         230,076
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME ......................................       1,221,046
================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ..........................................      (4,435,226)
         Futures ..............................................         149,301
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..........................................       3,737,367
         Futures ..............................................        (211,755)
--------------------------------------------------------------------------------
      Net realized and unrealized loss on investments .........        (760,313)
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......    $    460,733
================================================================================

See Notes to Financial Statements.

Statements of                                                              INCOME
Changes in Net Assets                                                       FUND
-----------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 2009     DECEMBER 31,
                                                                (UNAUDITED)          2008
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income ..............................    $  1,221,046      $   3,994,585
      Net realized loss on investments and futures ........      (4,285,925)        (2,556,185)
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments and futures ........       3,525,612         (5,834,231)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) from operations .............         460,733         (4,395,831)
-----------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income
         Class 1 ..........................................              --         (4,063,117)
         Class 4 ..........................................              --              (528)
-----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................              --         (4,063,645)
-----------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and
      distributions .......................................         460,733         (8,459,476)
-----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares
         Class 1 ..........................................         455,205          6,597,220
         Class 4 ..........................................              --             10,000
      Value of distributions reinvested
         Class 1 ..........................................              --          4,063,117
         Class 4 ..........................................              --                528
      Cost of shares redeemed
         Class 1 ..........................................      (9,685,336)       (26,951,232)
         Class 4 ..........................................              --                 --
-----------------------------------------------------------------------------------------------
      Net decrease from share transactions ................      (9,230,131)       (16,280,367)
-----------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ...........................      (8,769,398)       (24,739,843)

NET ASSETS
   Beginning of period ....................................      68,740,255         93,480,098
-----------------------------------------------------------------------------------------------
   End of period ..........................................    $ 59,970,857      $  68,740,255
===============================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ..................................    $  1,221,046      $          --
-----------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold ...............................................          44,405            572,624
Issued for distributions reinvested .......................              --            395,244
Shares redeemed ...........................................        (948,712)        (2,398,663)
-----------------------------------------------------------------------------------------------
Net decrease in fund shares ...............................        (904,307)        (1,430,795)
===============================================================================================
CLASS 4
Shares sold ...............................................              --                865
Issued for distributions reinvested .......................              --                 51
-----------------------------------------------------------------------------------------------
Net increase in fund shares ...............................              --                916
===============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Any short-term securities held by the Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                Level 1      Level 2      Level 3       Total
--------------------------------------------------------------------------------
Investments in Securities     $2,589,587   $62,190,578   $713,028   $65,493,193
Other Financial Instruments      (77,057)           --         --       (77,057)

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                       Investments    Other Financial
                                                                      in Securities     Instruments
-----------------------------------------------------------------------------------------------------
Balance at 12/31/08                                                    $ 4,118,448          $ --
   Accrued discounts/premiums                                               66,540            --
   Realized gain (loss)                                                 (1,126,884)           --
   Change in unrealized appreciation (depreciation)                       (684,328)           --
   Net purchases (sales)                                                (1,385,124)           --
   Net transfers in and out of Level 3                                    (275,623)           --
-----------------------------------------------------------------------------------------------------
Balance at 6/30/09                                                     $   713,029          $ --
-----------------------------------------------------------------------------------------------------
Change in Unrealized Gain/(Loss) for the year on level 3 securities
   held at June 30, 2009                                               $  (756,132)         $ --

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instuments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

             Cost of         Gross Tax      Gross Tax    Net Tax Appreciation/
         Investments for    Unrealized     Unrealized        (Depreciation)
           Tax Purposes    Appreciation   Depreciation       on Investments
--------------------------------------------------------------------------------
           $69,561,143      $1,737,386    $(5,805,336)        $(4,067,950)

As of December 31, 2008, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                            Amount           Expires
--------------------------------------------------------------------------------
                          $1,055,894         12/31/13
                           1,322,182         12/31/14
                           1,315,125         12/31/15
                             972,866         12/31/16

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The Fund elected to defer losses incurred after October 31, 2008 as follows:

                            Capital          Currency
--------------------------------------------------------------------------------
                          $1,991,958          $ --

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                    Long-Term    Return
        Ordinary     Capital       of
         Income       Gains      Capital     Total
-----------------------------------------------------
2008   $4,014,342     $ --      $ 49,303   $4,063,645
2007    6,169,021       --       305,059    6,474,080

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

                Undistributed
               (Distribution
               in Excess of)
               Net Investment      Accumulated       Paid in
                   Income       Net Realized Gain    Capital
--------------------------------------------------------------------------------
                   $69,392          $(20,089)       $(49,303)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                           Asset Derivatives June 30, 2009                      Liability Derivatives June 30, 2009
                      ----------------------------------------   ----------------------------------------------------------------
Derivatives not --
accounted for as            Location in             Notional                  Location in                 Notional
hedging instruments        the Statements         Value/No. of               the Statements             Value/No. of
under FASB                   of Assets              Contracts       Fair         of Assets                 Contracts       Fair
Statement 133              and Liabilities        Long/(Short)     Value     and Liabilities             Long/(Short)     Value
---------------------------------------------------------------------------------------------------------------------------------
Interest Rate         Receivables, Net Assets -     1,600,000    (15,044)*   Payables, Net Assets -      (5,000,000)    (62,141)*
Contracts             Unrealized Appreciation/                               Unrealized Appreciation/
                      (Depreciation)                                         (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                       Change in Unrealized
Derivatives not accounted          Location in the             Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments          Statements of           (Loss) on Derivatives         on Derivatives
under FASB Statement 133             Operations              Recognized in Income      Recognized in Income
---------------------------------------------------------------------------------------------------------------
Interest Rate                Net realized gain/(loss) on           149,301                    (211,755)
Contracts                    futures, Increase/(decrease)
                             in unrealized appreciation/
                             (depreciation) on futures
---------------------------------------------------------------------------------------------------------------

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ended June 30, 2009, $626 was charged to the Fund.

DISTRIBUTION AND SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                           Purchases        Sales
--------------------------------------------------------------------------------
                          $69,915,759     $71,617,701

                                Other Securities
--------------------------------------------------------------------------------
                           Purchases        Sales
--------------------------------------------------------------------------------
                          $13,772,827     $21,339,806

SECURITY LENDING At June 30, 2009, the Fund did not participate in securities lending.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Money Market Fund                                       Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Money Market Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public- Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Money Market Fund                           Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                               6-MONTH    12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                 3.16      -26.21
Global equities (MSCI World Index)                            6.35      -29.50
International equities
   (MSCI EAFE Index)                                          7.95      -31.35
Emerging Markets equities
   (MSCI EM Index)                                           36.01      -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                       2.64      -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                    9.96      -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                 1.90        6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                         0.47        4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                        4.38        5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Money Market Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Money Market Fund                                                       Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE .....................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................    2

NOTES TO SCHEDULE OF INVESTMENTS .........................................    8

FINANCIAL STATEMENTS

   Financial Highlights ..................................................    9

   Statement of Assets and Liabilities ...................................   10

   Statement of Operations ...............................................   11

   Statements of Changes in Net Assets ...................................   12

   Notes to Financial Statements .........................................   13

ADDITIONAL INFORMATION ...................................................   18

INVESTMENT TEAM ..........................................................   21

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Money Market Fund
--------------------------------------------------------------------------------

THE MONEY MARKET FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ADAM W. ACKERMANN, JAMES C. GANNON AND MICHAEL E. MARTINI. AS LEAD PORTFOLIO MANAGER FOR THE MONEY MARKET FUND, MR. MARTINI HAS OVERSIGHT RESPONSIBILITIES OVER THE FUND.

[PHOTO OF MICHAEL E. MARTINI]

MICHAEL E. MARTINI

MICHAEL E. MARTINI IS A VICE PRESIDENT AND A PORTFOLIO MANAGER AT GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE MONEY MARKET FUND SINCE JOINING GE ASSET MANAGEMENT IN MARCH OF 2008. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. MARTINI WAS A VICE PRESIDENT AT CERES CAPITAL PARTNERS LLC, WHERE HE WORKED AT THE FIRM'S TREASURY DESK FROM MARCH 2006 TO JANUARY 2008, AND A SENIOR VICE PRESIDENT AT PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) FROM 1996 TO 2004, WHERE HE WAS A PORTFOLIO MANAGER AT THE FIRM'S MONEY MARKET/SHORT-TERM DESK.

ADAM W. ACKERMANN IS AN ASSISTANT PORTFOLIO MANAGER AT GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE MONEY MARKET FUND SINCE JUNE 2009. HIS RESPONSIBILITIES INCLUDE CASH MANAGEMENT, INCLUDING DAILY MONEY MARKET TRADE EXECUTION, AND TECHNICAL PROJECTS. MR. ACKERMANN JOINED GE ASSET MANAGEMENT IN 2005 THROUGH THE SUMMER INTERNSHIP PROGRAM WORKING WITH THE U.S. EQUITY MID-CAP PORTFOLIO MANAGEMENT TEAM. ADAM THEN JOINED THE FIXED INCOME TEAM AS AN ANALYST, AND IN 2007 BECAME MANAGER OF THE GLOBAL FIXED INCOME TRADING OPERATIONS UNTIL JUNE 2009.

JAMES C. GANNON IS AN ASSISTANT PORTFOLIO MANAGER OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE MONEY MARKET FUND SINCE DECEMBER 2000. SINCE JOINING GE ASSET MANAGEMENT IN 1995, MR. GANNON SERVED IN VARIOUS POSITIONS AT GE ASSET MANAGEMENT INCLUDING TRADE OPERATIONS SPECIALIST IN FIXED INCOME, AND BECAME AN ASSISTANT PORTFOLIO MANAGER IN FEBRUARY 2003.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Class 1 shares of the Money Market Fund returned 0.26%. The 90-day Treasury Bill, the Fund's benchmark, returned 0.09% and the Fund's Morningstar peer group of 99 US Insurance Money Market Taxable funds returned an average of 0.12% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDING JUNE 30, 2009.

A. Despite the $787 billion stimulus bill signed into legislation in February to revive the economy and create jobs, unemployment continued to rise throughout the first half of 2009. The unemployment rate hit 9.5% in June and total jobs lost, according to Bureau of Labor Statistics, year to date totaled 3.38 million, resulting in up to 6.46 million jobs lost since the recession began in December 2007. Housing prices continued to decline and delinquencies headed higher even for those borrowers with high credit quality. Consumers began to delever in 2009 by increasing savings, which caused spending to plummet. Although the economic data was generally poor, there were still talks of economic "greenshoots", which some investors believe may be the beginning of recovery.

      Interest rates steadily rose during the first half, while the Federal Reserve kept its fed funds rate target steady at 0-0.25%. The US treasury 2 and 10-year note yields ended June at 1.1% and 3.5% respectively, up 34 and 132 basis points. The one downward spike in rates occurred in mid March when the Federal Reserve announced quantitative

--------------------------------------------------------------------- [Q&A LOGO]

      easing plans to buyback up to $300 billion of US treasuries, $200 billion of US agency debt and $1.25 trillion of agency mortgage-backed securities. The short end of the market improved as 3-month LIBOR decreased 80 basis points to 0.60%. Credit markets, in general, opened up with healthy new issuance from both high grade and high yield companies.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Maturity management was a primary driver of Fund performance. With a view toward a fed funds rate being maintained at 0 to 0.25% for a long period, the Fund's average days to maturity was extended to maintain yield. The slight reduction in government securities from last year in favor of higher yielding non-government securities also benefited Fund performance. Lastly, securities purchased early in the year benchmarked off higher LIBOR rates contributed positively.

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                                  ACCOUNT VALUE AT    ACCOUNT VALUE        EXPENSES
                                  THE BEGINNING OF    AT THE END OF       PAID DURING
                                   THE PERIOD ($)     THE PERIOD ($)    THE PERIOD ($)*
----------------------------------------------------------------------------------------
Actual Fund Return**                  1,000.00           1,002.57             2.28
----------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)              1,000.00           1,022.26             2.31
----------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.46% FOR CLASS 1 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WAS: 0.26%.

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT (CLASS 1 SHARES)
================================================================================

                                  [LINE GRAPH]

--------------------------------------------------------------------------------

                              Money Market Fund              90-Day T-Bill
                           (ending value $13,542)       (ending value $13,424)
        06/99                      $10,000                      $10,000
        12/99                      $10,262                      $10,249
        12/00                      $10,902                      $10,864
        12/01                      $11,337                      $11,240
        12/02                      $11,505                      $11,424
        12/03                      $11,595                      $11,541
        12/04                      $11,705                      $11,702
        12/05                      $12,032                      $12,079
        12/06                      $12,591                      $12,662
        12/07                      $13,211                      $13,228
        12/08                      $13,507                      $13,411
        06/09                      $13,542                      $13,424

TOTAL RETURNS FOR THE PERIODS
ENDED JUNE 30, 2009 (CLASS 1 SHARES)
================================================================================

                                                  SIX      ONE     FIVE    TEN
                                                 MONTHS    YEAR    YEAR    YEAR
--------------------------------------------------------------------------------
Money Market Fund                                  0.26%   1.11%   3.09%   3.08%
--------------------------------------------------------------------------------
90 Day T-Bill                                      0.09%   0.54%   2.96%   2.99%
--------------------------------------------------------------------------------
Morningstar peer group average*                    0.12%   0.95%   2.92%   2.89%
--------------------------------------------------------------------------------
Inception date                                   7/1/85
================================================================================

INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.

FUND YIELD AT JUNE 30, 2009
================================================================================

                                                     FUND     IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                                        0.18%+         0.11%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                                      0.18%          0.11%
================================================================================

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2009.

** IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE PER SHARE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (U.S. TREASURY MONEY MARKET GUARANTEE PROGRAM) AND ONLY AS LONG AS THE FUND CONTINUES TO PARTICIPATE IN THE PROGRAM. FOR MORE INFORMATION ABOUT THE U.S. TREASURY MONEY MARKET GUARANTEE PROGRAM AND THE FUND'S PARTICIPATION IN THE PROGRAM, PLEASE SEE NOTE 5 OF THE NOTES TO FINANCIAL STATEMENTS ON PAGE 16 OF THIS SEMI-ANNUAL REPORT, AND THE FUND'S MOST CURRENT PROSPECTUS.

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MONEY MARKET TAXABLE PEER GROUP CONSISTING OF 99, 99, 93 AND 66 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MONEY MARKET FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Composition based on a Market Value of $436,558 (in thousands) as of June 30, 2009

                                   [PIE CHART]

Certificates of Deposit                                                    25.9%
Corporate Notes                                                            23.3%
Commercial Paper                                                           20.1%
Agency                                                                     18.9%
Repurchase Agreements                                                       7.8%
Time Deposit                                                                4.0%

--------------------------------------------------------------------------------
                                                   PRINCIPAL      AMORTIZED
                                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 101.8% +
--------------------------------------------------------------------------------

AGENCY -- 17.0%

Fannie Mae
   0.88%    02/12/10 ........................   $  5,630,000   $  5,642,555  (b)
FHLB Disc Corp
   0.20%    08/19/09 ........................      8,040,000      8,037,811  (b)
   0.27%    10/30/09 ........................      7,030,000      7,023,620  (b)
FNMA Discount
   0.20%    08/20/09 ........................      3,390,000      3,389,058  (b)
   0.42%    07/20/09 - 07/22/09 .............     13,700,000     13,696,771  (b)
Freddie Discount
   0.29%    11/09/09 ........................      9,530,000      9,519,839  (b)
   0.60%    08/24/09 ........................      4,950,000      4,945,545  (b)
Freddie Mac
   0.88%    02/04/10 ........................     18,390,000     18,390,000  (b)
   4.88%    02/09/10 ........................      2,170,000      2,238,455
                                                                 72,883,654

TREASURY -- 2.3%

U.S. Treasury Notes
   4.88%    08/15/09 ........................      9,550,000      9,605,448

COMMERCIAL PAPER -- 20.4%

Canada Gov
   0.18%    08/20/09 ........................      3,850,000      3,848,984  (b)
CBA (Delaware) Finance
   0.54%    07/21/09 ........................     12,950,000     12,946,115  (b)
Conocophillips
   0.25%    07/01/09 ........................      7,000,000      7,000,000  (b)
Danske Corp.
   0.37%    08/19/09 ........................      9,790,000      9,785,070  (b)
   1.14%    07/15/09 ........................      9,350,000      9,345,855  (a)

--------------------------------------------------------------------------------
                                                   PRINCIPAL      AMORTIZED
                                                      AMOUNT           COST
--------------------------------------------------------------------------------
Eksportfinans Asa
   0.25%    08/03/09 ........................   $  7,880,000   $  7,878,194  (b)
National Australia Funding (DE)
   0.44%    08/05/09 ........................      5,320,000      5,317,724  (b)
Nordea North America Inc.
   1.00%    07/13/09 ........................     13,000,000     12,995,667  (b)
Societe Generale N Amer
   0.16%    07/01/09 ........................      3,950,000      3,950,000  (b)
   0.52%    11/18/09 ........................      4,660,000      4,650,576  (b)
Wells Fargo & Co.
   0.06%    07/01/09 ........................      9,890,000      9,890,000  (b)
                                                                 87,608,185

REPURCHASE AGREEMENTS -- 7.9%

Barclays Bank Gov Agcy Repo
   0.08% dated 06/30/09, to be
   repurchased at $15,600,035 on
   01/07/09 collateralized by
   $15,915,762 U.S. Government
   Agency Bonds, 07/01/09 ...................      15,600,000    15,600,000  (b)

Deutsche Bank Gov Agcy Repo
   0.08% dated 06/30/09, to be
   repurchased at $12,500,028 on
   01/07/09 collateralized by
   $12,750,726 U.S. Government
   Agency Bonds, 5.50%,
   maturing 08/23/27. 07/01/09 ..............      12,500,000    12,500,000  (b)

HSBC Gov Agcy Repo
   0.05% dated 06/30/09, to be
   repurchased at $2,793,559 on
   01/07/09 collateralized by
   $2,849,430 U.S. Government
   Agency Bonds, 0.00%, maturing
   08/18/09. 07/01/09 .......................      2,790,000      2,790,000  (b)

JPM Chase Gov Agcy Repo
   0.05% dated 06/30/09, to be
   repurchased at $3,101,591 on
   01/07/09 collateralized by
   $3,163,622 U.S. Government
   Agency Bonds, 6.63%, maturing
   11/15/30. 07/01/09 .......................      3,100,000      3,100,000  (b)
                                                                 33,990,000

CORPORATE NOTES -- 21.3%

Abbey Natl Treasury Services
   1.02%    08/28/09 ........................      8,700,000      8,700,413  (b)
   1.06%    02/25/10 ........................     12,540,000     12,540,000  (b)
Bank of Nova Scotia Houston
   1.28%    01/15/10 ........................     10,360,000     10,360,000  (b)
IBM Intl Group Capital
   1.39%    07/29/09 ........................      3,060,000      3,062,670  (b)
KFW
   1.15%    01/21/10 ........................      5,020,000      5,031,035  (b)
   4.50%    09/21/09 ........................      7,030,000      7,091,812
Procter & Gamble International Fn
   1.00%    05/07/10 ........................      2,680,000      2,680,000  (b)

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

MONEY MARKET FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   PRINCIPAL      AMORTIZED
                                                      AMOUNT           COST
--------------------------------------------------------------------------------
Rabobank Nederland NY
   1.20%    04/26/10 ........................   $  8,770,000   $  8,770,000  (b)
Royal Bank of Canada NY
   1.17%    01/26/10 ........................     19,230,000     19,230,000  (b)
Toyota Motor Credit Corp.
   0.34%    09/15/09 ........................     12,900,000     12,900,000  (b)
Wal Mart Stores Inc.
   6.88%    08/10/09 ........................      1,080,000      1,087,156
                                                                 91,453,086

TIME DEPOSIT -- 4.1%

Bank Of Ireland
   0.25%    07/01/09 ........................     17,300,000     17,300,000  (b)
State Street Corp.
   0.01%    07/01/09 ........................        150,956        150,956  (c)
                                                                 17,450,956

CERTIFICATES OF DEPOSIT -- 28.8%

Australia & NZ Banking Group
   0.52%    07/09/09 ........................     18,000,000     18,001,287  (b)
Bank of Montreal Chicago
   0.30%    07/09/09 ........................      8,590,000      8,589,571  (b)
Bank of Nova Scotia Houston
   0.53%    12/09/09 ........................      4,390,000      4,390,000  (b)
Barclays Bank PLC NY
   0.83%    09/14/09 ........................     11,630,000     11,630,000  (b)
   1.00%    10/30/09 ........................      6,020,000      6,020,000  (b)
BNP Paribas NY
   0.50%    11/25/09 ........................      3,880,000      3,880,000  (b)
   1.08%    09/01/09 ........................      6,470,000      6,470,000  (b)
Calyon New York
   1.15%    07/01/09 ........................     12,000,000     12,000,000  (b)
National Australia Bank
   0.36%    09/01/09 ........................      3,060,000      3,060,033  (b)
Nordea Bank Finland NY
   0.85%    10/13/09 ........................      4,230,000      4,239,364  (b)
Societe Generale NY
   0.29%    07/27/09 ........................      9,500,000      9,500,000  (b)
Svenska Handelsbanken NY
   0.30%    07/17/09 ........................     13,750,000     13,756,391  (b)
Rabobank Ned NV NY
   0.82%    08/03/09 ........................     10,510,000     10,510,000  (b)
Toronto Dominion Bank NY
   1.62%    08/10/09 ........................     11,520,000     11,520,000  (b)
                                                                123,566,646

TOTAL SHORT-TERM INVESTMENTS
   (COST $43,6557,975) ......................                   436,557,975

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (1.8)% ............................                    (7,661,109)
                                                               ------------

NET ASSETS -- 100.0% ........................                  $428,896,866
                                                               ============

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Pursuant to Section 4(2) of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $9,345,855 or 2.18% of net assets. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

MONEY MARKET FUND

                                                          6/30/09+    12/31/08     12/31/07     12/31/06     12/31/05      12/31/04
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                 --           --           --           --           --        7/1/85
Net asset value, beginning of period ................   $    1.00   $     1.00   $     1.00   $     1.00   $     1.00     $    1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................          --         0.02         0.05         0.05         0.03          0.01
   Net realized and unrealized
     gains on investments ...........................          --           --           --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .............          --         0.02         0.05         0.05         0.03          0.01
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................          --         0.02         0.05         0.05         0.03          0.01
   Return of capital ................................          --           --           --           --         0.00(b)         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................          --         0.02         0.05         0.05         0.03          0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $    1.00   $     1.00   $     1.00   $     1.00   $     1.00     $    1.00
====================================================================================================================================
TOTAL RETURN (a) ....................................        0.26%        2.24%        4.92%        4.65%        2.79%         0.95%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........   $ 428,897   $  547,554   $  340,690   $  279,622   $  250,149     $ 278,703
   Ratios to average net assets:
     Net investment income* .........................        0.54%        2.15%        4.81%        4.58%        2.74%         0.92%
     Net expenses* ..................................        0.46%        0.45%        0.48%        0.49%        0.49%         0.47%
     Gross expenses* ................................        0.46%        0.45%        0.48%        0.49%        0.49%         0.47%

NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower.

(b)   Less than $0.01 per share.

*     Annualized for periods less than one year.

+     Unaudited

See Notes to Financial Statements.

                                                                                 MONEY
Statement of Assets                                                              MARKET
and Liabilities JUNE 30, 2009 (UNAUDITED)                                         FUND
-------------------------------------------------------------------------------------------
ASSETS
   Short-term Investments at market (at amortized cost) ..................   $ 436,557,975
   Income receivables ....................................................         765,419
-------------------------------------------------------------------------------------------
     TOTAL ASSETS ........................................................     437,323,394
-------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased .....................................       7,878,194
   Payable for fund shares redeemed ......................................         421,505
   Payable to GEAM .......................................................          79,789
   Accrued other expenses ................................................          47,040
-------------------------------------------------------------------------------------------
     TOTAL LIABILITIES ...................................................       8,426,528
-------------------------------------------------------------------------------------------
NET ASSETS ...............................................................   $ 428,896,866
===========================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................................     429,097,137
   Undistributed (distribution in excess of)
      net investment income ..............................................             148
   Accumulated net realized loss .........................................        (200,419)
-------------------------------------------------------------------------------------------
NET ASSETS ...............................................................   $ 428,896,866
===========================================================================================

CLASS 1:

NET ASSETS ...............................................................     428,896,866
Shares outstanding ($0.01 par value; unlimited shares authorized) ........     429,086,972
Net asset value per share ................................................   $        1.00

See Notes to Financial Statements.

                                                                                 MONEY
Statement of Operations                                                          MARKET
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                                FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Interest ............................................................   $   2,415,691
------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................................       2,415,691
------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administrative fees ....................................         980,723
     Transfer agent ......................................................              35
     Directors's fees ....................................................          13,018
     Custody and accounting expenses .....................................          26,747
     Professional fees ...................................................          27,509
     Registration expenses ...............................................           3,979
     Other expenses ......................................................          66,912
------------------------------------------------------------------------------------------
   TOTAL EXPENSES ........................................................       1,118,923
------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .................................................       1,296,768
==========================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN ON:
     Investments .........................................................          11,512
------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments .....................          11,512
==========================================================================================
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $   1,308,280
==========================================================================================

See Notes to Financial Statements.

                                                                                               MONEY
Statements of                                                                                  MARKET
Changes in Net Assets                                                                           FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                                  JUNE 30, 2009      DECEMBER 31,
                                                                                   (UNAUDITED)           2008
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ..................................................   $      1,296,768   $    9,576,393
     Net realized gain (loss) on investments .................................             11,512         (148,062)
-------------------------------------------------------------------------------------------------------------------
     Net increase from operations ............................................          1,308,280        9,428,331
-------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................................         (1,296,768)      (9,576,393)
-------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................         (1,296,768)      (9,576,393)
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .......             11,512         (148,062)
-------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................................         65,175,516      397,487,969
     Value of distributions reinvested .......................................          1,296,768        9,576,393
     Cost of shares redeemed .................................................       (185,140,576)    (200,053,070)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........................       (118,668,292)     207,011,292
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................       (118,656,780)     206,863,230

NET ASSETS
   Beginning of period .......................................................        547,553,646      340,690,416
-------------------------------------------------------------------------------------------------------------------
   End of period .............................................................   $    428,896,866   $  547,553,646
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................................   $            148   $          148

CHANGES IN FUND SHARES
   CLASS 1
     Shares sold .............................................................         65,175,516      397,487,969
     Issued for distributions reinvested .....................................          1,296,769        9,576,393
     Shares redeemed .........................................................       (185,140,576)    (200,053,070)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......................................       (118,668,291)     207,011,292
===================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.  ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

All portfolio securities of the Money Market Fund are valued on the basis of amortized costs, which approximates market value.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                 Level 1      Level 2     Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities          $--     $436,557,975     $--     $436,557,975
Other Financial Instruments         --               --      --               --

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's Custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

                                                               Net Tax
          Cost of          Gross Tax        Gross Tax       Appreciation/
      Investments for      Unrealized       Unrealized     (Depreciation)
       Tax Purposes       Appreciation     Depreciation    on Investments
--------------------------------------------------------------------------------
       $436,557,975           $--              $--               $--

As of December 31, 2008, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                         Amount                 Expires
--------------------------------------------------------------------------------
                       $  63,869                12/31/10
                         148,062                12/31/16

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2008.

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                                      Ordinary         Long-Term
                                       Income        Capital Gains      Total
--------------------------------------------------------------------------------
2008                                   $ 9,576,393       $ --        $ 9,576,393
2007                                    15,052,427         --         15,052,427

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

There were no reclassifications for the year ended December 31, 2008.

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Fund's 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

For the period ended June 30, 2009, the Fund did not transact in any derivative instruments.

3.    LINE OF CREDIT

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                                     Annualized based on
                                                  average daily net assets
--------------------------------------------------------------------------------
                                               Average Daily       Advisory and
                                                 Net Assets       Administration
                                                  of Fund              Fees
--------------------------------------------------------------------------------
Money Market Fund                            First $100 million        .50%
                                              Next $100 million        .45%
                                              Next $100 million        .40%
                                              Next $100 million        .35%
                                              Over $400 million        .30%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $5,107 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    U.S. TREASURY MONEY MARKET GUARANTEE PROGRAM

The U.S. Treasury Department (U.S. Treasury) has established the U.S. Treasury Money Market Guarantee Program (Program). This voluntary program was designed to provide stability to the market and is open to most money market funds. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to money market fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck." While the Money Market Fund has maintained and

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

expects to continue to maintain its $1.00 share price, there can be no assurance that the Money Market Fund will be able to do so. As a result, the Money Market Fund has determined to participate in the Program. The Program extends through September 18, 2009 and will not be extended beyond that date. Under the Program, the guarantee applies to the number of shares of a participating fund held by an investor as of the close of business on September 19, 2008, such that if the investor increases or decreases the number of shares held between September 19, 2008 and the date of a qualifying liquidation of the Fund, then the guarantee applies to the shares held by the investor as of the liquidation date up to the number of shares the investor held on September 19, 2008. For owners of variable annuity contracts and variable life insurance contracts the contract values of which are indirectly invested in the Money Market Fund, the Fund's participation in the Program likely would result, in the event of the Fund's liquidation under the Program, in such owners being guaranteed that for each dollar of such contract value as of the close of business on September 19, 2008, the owner would have one dollar of contract value immediately following the liquidation. For more information about the impact of the Money Market Fund's participation in the Program on contract values, owners of variable annuity contracts and variable life insurance contracts should consult the prospectus for their contract.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o  GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 43

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY
Judith A. Studer, CHIEF MARKET

STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]

GE Investments Funds, Inc.

Real Estate Securities Fund                             Letter from the Chairman
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. COSGROVE]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Real Estate Securities Fund (the "Fund") for the six-month period ended June 30, 2009. The report contains information about the performance of the Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also booed government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

The rebound in global equities continued into the second quarter, as markets experienced strong gains in April and May, before tailing off into a flat June as investors started to question the strength and timing of an economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009 (priced in the low 900s). Emerging markets equities continued to outperform their developed peers during the second quarter. The MSCI Emerging Markets Index gained 34.7%, its best quarterly return since data collection began in 1988. Speculation persists that developing markets are better positioned to weather the global recession given that their financial systems are generally better capitalized and less leveraged than the developed countries.

During the second quarter, U.S. government stress tests concluded and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was over. However, financial risks remain as the European Central Bank said that European banks might need to write down an additional $283 billion by the end of next year. In late June, The European Central Bank also injected (euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy.

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Real Estate Securities Fund                 Letter from the Chairman (Continued)
--------------------------------------------------------------------------------

Against this backdrop, financial markets posted improved results for the six- and 12-month periods ended June 30.

TOTAL RETURNS AS OF
JUNE 30, 2009                                                 6-MONTH   12-MONTH
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                   3.16     -26.21
Global equities (MSCI World Index)                              6.35     -29.50
International equities
   (MSCI EAFE Index)                                            7.95     -31.35
Emerging Markets equities
   (MSCI EM Index)                                             36.01     -28.07
Small-cap U.S. equities
   (Russell 2000 Index)                                         2.64     -25.01
Mid-cap U.S. equities
   (Russell Mid Cap Index)                                      9.96     -30.36
U.S. fixed income (Barclays Capital
   U.S. Aggregate Bond Index)                                   1.90       6.05
U.S. short-term government
   fixed income (Barclays Capital
   U.S. Treasury Bond Index 1-3 Year)                           0.47       4.94
U.S. tax-exempt income
   (Barclays Capital U.S. Municipal
   Bond Index 10 year)                                          4.38       5.58
--------------------------------------------------------------------------------

OUTLOOK

Uncertainty will likely continue around the strength and timing of a U.S. economic recovery. With unemployment at a 25-year high of 9.5%, and American consumers having suffered a collapse in wealth of at least $15 trillion since early 2007, it is hard to have much confidence in a consumer-driven recovery in the short term. We believe the economy will work below its potential for many quarters to come as deleveraging continues among consumers and global financial institutions.

While equity markets have enjoyed a bounce off of the bottom over the first half of the year, the positive earnings surprises in April and May came mostly from productivity gains and cost containment programs. Earnings in the second quarter will be heavily scrutinized for evidence that a real recovery is sustainable and that restocking is giving way to growth in final demand. We believe companies are going to have to show evidence of a top-line recovery -- increased demand and improving fundamentals -- in order for stocks to work their way higher. Given the economic headwinds we're facing, consolidation of the second quarter's gains seems a real possibility.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JUNE 2009

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

        THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

                                                                      [SIDE BAR]

GE Investments Funds, Inc.

Real Estate Securities Fund

Semi-Annual Report

JUNE 30, 2009

[GE LOGO]

GE Investments Funds, Inc.

Real Estate Securities Fund                                             Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ....................................................     1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................     2

NOTES TO SCHEDULE OF INVESTMENTS ........................................     7

FINANCIAL STATEMENTS

   Financial Highlights .................................................     8

   Statement of Assets and Liabilities ..................................     9

   Statement of Operations ..............................................    10

   Statements of Changes in Net Assets ..................................    11

   Notes to Financial Statements ........................................    12

ADDITIONAL INFORMATION ..................................................    18

INVESTMENT TEAM .........................................................    21

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                   June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT U.S. Real Estate Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

----------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                                                      [Q&A LOGO]

URDANG SECURITIES MANAGEMENT, INC. (URDANG) IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. URDANG IS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL MANAGEMENT, INC. (URDANG CAPITAL). URDANG CAPITAL IS WHOLLY OWNED BY THE BANK OF NEW YORK MELLON CORPORATION (BANK OF NEW YORK) AND OPERATES AS PART OF BANK OF NEW YORK'S ASSET MANAGEMENT DIVISION. AS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL, URDANG IS A SECOND TIER SUBSIDIARY OF BANK OF NEW YORK. URDANG IS A REGISTERED INVESTMENT ADVISER THAT WAS FORMED IN 1995 TO FOCUS EXCLUSIVELY ON OPPORTUNITIES IN THE REAL ESTATE SECURITIES MARKET, INCLUDING PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS (REITS).

THE REAL ESTATE SECURITIES FUND IS CO-MANAGED BY DEAN FRANKEL, CFA AND ERIC ROTHMAN, CFA.

DEAN FRANKEL IS A SENIOR PORTFOLIO MANAGER, NORTH AMERICA REAL ESTATE SECURITIES STRATEGY, AT URDANG AND SERVES AS THE SENIOR PORTFOLIO MANAGER TO THE FUND. HE JOINED URDANG IN 1997 AND HAS OVER 11 YEARS OF REAL ESTATE SECURITIES INVESTMENT EXPERIENCE. MR. FRANKEL IS RESPONSIBLE FOR MANAGEMENT OF URDANG'S PROPRIETARY RESEARCH PROCESS INCLUDING THE FIRM'S RELATIVE VALUE MODEL. IN ADDITION, MR. FRANKEL ANALYZES AND INTERPRETS IMPLICATIONS OF MAJOR EVENTS AND ECONOMIC TRENDS WHILE MANAGING THE DAILY OPERATIONS OF THE NORTH AMERICAN REAL ESTATE SECURITIES INVESTMENT TEAM.

ERIC ROTHMAN SERVES AS A PORTFOLIO MANAGER TO THE FUND, WHERE HE WILL HELP DIRECT URDANG'S U.S. REAL ESTATE SECURITIES STRATEGY. AS PORTFOLIO MANAGER, MR. ROTHMAN WILL SUPPORT MR. FRANKEL WITH MARKET RESEARCH, SECTOR ALLOCATIONS, AND REAL ESTATE SECURITIES ANALYSIS. ADDITIONALLY HE HAS PRIMARY COVERAGE RESPONSIBILITY FOR THE LODGING, SELF STORAGE AND RETAIL SECTORS. MR. ROTHMAN JOINED URDANG IN 2006 AND HAS OVER 14 YEARS OF REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT EXPERIENCE, INCLUDING BEING A SELL-SIDE REIT ANALYST AT WACHOVIA SECURITIES FROM 2001 TO 2006 AND AN ANALYST AT AEW CAPITAL MANAGEMENT, LP FROM 1999 TO 2000.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2009?

A. For the six-month period ended June 30, 2009, the Real Estate Securities Fund returned -8.36% for the Class 1 shares and -8.66% for the Class 4 shares. The FTSE NAREIT U.S. Real Estate Index, the Fund's benchmark, returned -12.21% and the Fund's Morningstar peer group of 54 US Insurance Real Estate funds returned an average of -8.00% for the same period.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed the benchmark by 385 basis points (bps) for the six-month period. Stock selection generated the majority of the relative outperformance (contributing 354 bps), while sector selection generated a 34 bps drag on performance. The Fund's cash position contributed positively to the relative outperformance (+98 bps), while fees and other items such as the effects of intraday trading and cash flows reduced the Fund's relative outperformance by 33 bps.

      Stock selection was very strong and broad-based with strong performance across all sectors. Stock selection within all property sectors contributed positively to the Fund's relative outperformance, except for stock selections in the small timber sector. The most defensive stock picks (those in the apartment, healthcare and triple net lease sectors) produced 257 bps of relative outperformance.

      Sector selection however reduced the Fund's relative outperformance. An underweight to the shopping center and industrial sectors and overweight to the apartment sector contributed positively to the Fund's relative outperformance, but this was more than offset by an underweight to hotel and timber sectors which were the best performing sectors of the market during the period.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Following significant outperformance from the apartment and regional mall sectors, we decided the sectors were now overvalued in light of diminished consumer spending and mounting job losses. As such we shifted both sectors from overweight to underweight. Apartments had been a relative safe haven for the financing advantage afforded by Fannie Mae and Freddie Mac lending, but this advantage became less relevant as capital concerns for all REITs eased starting in mid-March with a wave of equity recapitalizations. Reflecting our view that the industrial REITs had become oversold following an extended period of significant underperformance, and as the better capital environment made for greatly reduced risk for the two largest industrial REITs in particular, we shifted the industrial group to neutral from a large underweight. We increased the Fund's overweight to office and healthcare as we believe fundamentals should hold up better given the longer lease terms.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2009 - JUNE 30, 2009
--------------------------------------------------------------------------------

                          ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID
                       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                     916.41                  4.99

   Class 4                       1,000.00                     913.45                  6.97
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
   Class 1                       1,000.00                   1,019.40                  5.26

   Class 4                       1,000.00                   1,017.35                  7.35
---------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.05% FOR CLASS 1 SHARES AND 1.47% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2009 - JUNE 30, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX MONTHS PERIOD)

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED JUNE 30, 2009 WERE AS
      FOLLOWS: (-8.36)% FOR CLASS 1 SHARES, AND (-8.66)% FOR CLASS 4 SHARES.

Real Estate Securities Fund                                          (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                              FTSE NAREIT U.S.
                          Real Estate Securities Fund        Real Estate Index
        06/99                      $10,000                         $10,000
        12/99                      $ 9,171                         $ 9,103
        12/00                      $12,156                         $11,503
        12/01                      $13,594                         $13,106
        12/02                      $13,411                         $13,607
        12/03                      $18,435                         $18,660
        12/04                      $24,388                         $24,552
        12/05                      $27,261                         $27,538
        12/06                      $36,264                         $37,193
        12/07                      $30,876                         $31,357
        12/08                      $19,750                         $19,527
        06/09                      $18,100                         $17,142

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1/95)
--------------------------------------------------------------------------------

                                        SIX      ONE     FIVE    TEN    ENDING VALUE OF A
                                       MONTHS    YEAR    YEAR    YEAR   $10,000 INVESTMENT
------------------------------------------------------------------------------------------
Real Estate Securities Fund             -8.36%  -40.28%  -1.36%  6.11%       $18,100
------------------------------------------------------------------------------------------
FTSE NAREIT U.S. Real Estate Index     -12.21%  -43.29%  -2.73%  5.54%       $17,142
------------------------------------------------------------------------------------------
Morningstar peer group average*         -8.00%  -41.30%  -1.90%  5.66%
==========================================================================================

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                              FTSE NAREIT U.S.
                          Real Estate Securities Fund        Real Estate Index
     05/01/08                      $10,000                         $10,000
        06/08                      $ 8,765                         $ 8,981
        09/08                      $ 9,177                         $ 9,480
        12/08                      $ 5,701                         $ 5,801
        06/09                      $ 5,208                         $ 5,093

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        SIX      ONE       SINCE      ENDING VALUE OF A
                                       MONTHS    YEAR    INCEPTION   $10,000 INVESTMENT
---------------------------------------------------------------------------------------
Real Estate Securities Fund             -8.66%  -40.59%   -42.82%          $5,208
---------------------------------------------------------------------------------------
FTSE NAREIT U.S. Real Estate Index     -12.21%  -43.29%   -43.92%          $5,093
---------------------------------------------------------------------------------------
Morningstar peer group average**        -8.00%  -41.30%
=======================================================================================

INVESTMENT PROFILE

A Fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal circumstances.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009
as a % of Market Value
================================================================================

Market Value of $52,364 (in thousands)

                                   [PIE CHART]

Office                                                                 19.2%
Health care                                                            17.7%
Multifamily                                                            13.3%
Regional Malls                                                          9.8%
Shopping Centers                                                        7.6%
Specialty                                                               5.9%
Self Storage                                                            5.9%
Industrial                                                              5.5%
Diversified                                                             5.0%
Freestanding                                                            3.5%
Hotel                                                                   3.4%
Office/Industrial                                                       1.7%
Short-Term                                                              1.5%
Other Investments                                                       0.0%***

TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2009
as a % of Market Value

================================================================================
Simon Property Group, Inc.                                                 7.42%
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                    5.34%
--------------------------------------------------------------------------------
Public Storage                                                             5.24%
--------------------------------------------------------------------------------
Vornado Realty Trust                                                       4.98%
--------------------------------------------------------------------------------
Equity Residential                                                         4.24%
--------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                                         3.98%
--------------------------------------------------------------------------------
Senior Housing Properties Trust                                            3.81%
--------------------------------------------------------------------------------
Ventas, Inc.                                                               3.67%
--------------------------------------------------------------------------------
Essex Property Trust, Inc.                                                 3.63%
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                                        3.48%
================================================================================

  * MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 54, 54, 41 AND 20 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

 ** MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS AND ONE YEAR PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 54 AND 54 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

***   LESS THAN 0.01%.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

REAL ESTATE SECURITIES FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK (REIT'S) -- 96.7% +
--------------------------------------------------------------------------------

DIVERSIFIED -- 5.0%

Vornado Realty Trust ........................       57,895   $  2,607,012

FREESTANDING -- 3.5%

National Retail Properties, Inc. ............       78,720      1,365,792
Realty Income Corp. .........................       22,120        484,870
                                                                1,850,662

HEALTHCARE -- 17.6%

Cogdell Spencer Inc. ........................       63,520        272,501
HCP, Inc. ...................................       70,690      1,497,921
Health Care REIT, Inc. ......................       19,880        677,908
Healthcare Realty Trust Inc. ................       49,050        825,512
Nationwide Health Properties, Inc. ..........       80,880      2,081,851
Senior Housing Properties Trust .............      122,150      1,993,488
Ventas, Inc. ................................       64,280      1,919,401
                                                                9,268,582

HOTEL -- 3.5%

Host Hotels & Resorts, Inc. .................      130,800      1,097,412
LaSalle Hotel Properties ....................       41,430        511,246
Sunstone Hotel Investors, Inc. ..............       32,350        173,073
                                                                1,781,731

INDUSTRIAL -- 5.5%

AMB Property Corp. ..........................       70,340      1,323,095
DCT Industrial Trust, Inc. ..................       46,110        188,129
ProLogis ....................................      169,100      1,362,946
                                                                2,874,170

MULTIFAMILY -- 13.2%

Apartment Investment &
   Management Co. (Class A) .................       27,080        239,658
AvalonBay Communities, Inc. .................        6,760        378,154
BRE Properties Inc. .........................       24,120        573,091
Camden Property Trust .......................       24,500        676,200
Equity Residential ..........................       99,860      2,219,888
Essex Property Trust, Inc. ..................       30,580      1,902,993
Post Properties, Inc. .......................       37,180        499,699
UDR, Inc. ...................................       45,760        472,701
                                                                6,962,384

--------------------------------------------------------------------------------
                                                    NUMBER
                                                 OF SHARES          VALUE
--------------------------------------------------------------------------------
OFFICE -- 19.1%

Alexandria Real Estate
   Equities, Inc. ...........................       19,920   $    712,937
BioMed Realty Trust, Inc. ...................       26,930        275,494
Boston Properties, Inc. .....................       58,610      2,795,697
Brandywine Realty Trust .....................      177,930      1,325,578
Highwoods Properties, Inc. ..................       12,250        274,033
HRPT Properties Trust .......................       74,980        304,419
Kilroy Realty Corp. .........................       88,650      1,820,871
Mack-Cali Realty Corp. ......................       51,810      1,181,268
Parkway Properties, Inc. ....................       44,060        572,780
SL Green Realty Corp. .......................       34,170        783,860
                                                               10,046,937

OFFICE/INDUSTRIAL -- 1.7%

Duke Realty Corp. ...........................      102,990        903,222

REGIONAL MALLS -- 9.7%

Simon Property Group, Inc. ..................       75,550      3,885,536
Taubman Centers, Inc. .......................       34,580        928,819
The Macerich Co. ............................       16,578        291,939
                                                                5,106,294

SELF STORAGE -- 5.9%

Extra Space Storage, Inc. ...................       38,970        325,399
Public Storage ..............................       41,940      2,746,231
                                                                3,071,630

SHOPPING CENTERS -- 7.6%

Federal Realty Investment Trust .............       19,690      1,014,429
Kimco Realty Corp. ..........................      133,810      1,344,791
Regency Centers Corp. .......................       10,530        367,602
Weingarten Realty Investors .................       87,310      1,266,868
                                                                3,993,690

SPECIALTY -- 4.4%

Digital Realty Trust, Inc. ..................       30,220      1,083,387
Plum Creek Timber
   Company, Inc. ............................       27,170        809,123
Rayonier, Inc. ..............................       11,970        435,109
                                                                2,327,619

TOTAL COMMON STOCK (REIT'S)
   (COST $59,077,048) .......................                  50,793,933

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

REAL ESTATE SECURITIES FUND

Schedule of Investments                                June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 1.5%
--------------------------------------------------------------------------------

SPECIALTY -- 1.5%

American Tower Corp. (Class A)
   (COST $768,322) ..........................                $    779,106 (a)

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $4,619) ............................                       2,541 (c)

TOTAL INVESTMENTS IN SECURITIES
   (COST $59,849,989) .......................                  51,575,580

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class
   0.28% ....................................                     788,883 (b,d)
   (COST $788,883)

TOTAL INVESTMENTS
   (COST $60,638,872) .......................                  52,364,463

OTHER ASSETS AND LIABILITIES,
   NET -- 0.3% ..............................                     182,212
                                                             ------------

NET ASSETS -- 100.0% ........................                $ 52,546,675
                                                             ============

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                       June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) GEAM, the investment adviser of the Fund, also serves as the investment adviser of the GEI Investment Fund.

(d) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

*     Less than 0.1%.

+     Percentages are based on net assets as of June 30, 2009.

Abbreviations:

REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

                                 ---------------------------------------------------------------------   ---------------------------
                                                                   CLASS 1                                       CLASS 4
                                 ---------------------------------------------------------------------   ---------------------------
                                 6/30/09+     12/31/08      12/31/07    12/31/06   12/31/05   12/31/04   6/30/09+      12/31/08**
                                 ---------------------------------------------------------------------   ---------------------------
INCEPTION DATE                         --           --            --          --         --     5/1/95         --        5/1/08
Net asset value, beginning
   of period ..................  $   6.46      $ 10.87      $  21.49    $  19.20   $  19.54   $  16.78   $   6.47      $  12.15
INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income ......      0.74         1.11          0.72        0.65       0.70       0.65       0.11          0.39
   Net realized and
     unrealized gains/
     (losses) on investments ..     (1.28)       (5.05)        (3.87)       5.68       1.62       4.76      (0.66)        (5.63)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ......     (0.54)       (3.94)        (3.15)       6.33       2.32       5.41      (0.55)        (5.24)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......      0.00         0.28          0.73        0.48       0.75       0.52       0.00          0.25
   Return of Capital ..........      0.00         0.19          0.02        0.00       0.00       0.00       0.00          0.19
   Net realized gains .........      0.00         0.00          6.72        3.56       1.91       2.13       0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........      0.00         0.47          7.47        4.04       2.66       2.65       0.00          0.44
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
   OF PERIOD ..................  $   5.92      $  6.46      $  10.87    $  21.49   $  19.20   $  19.54   $   5.92      $   6.47
====================================================================================================================================
TOTAL RETURN (a) ..............     (8.36)%     (36.03)%      (14.86)%     33.03%     11.78%     32.29%     (8.66)%      (42.99)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands) ...........  $ 52,541      $59,969      $ 96,650    $178,317   $143,801   $146,221   $      5      $      6
   Ratios to average net
     assets:
     Net investment income* ...      6.25%        4.67%         2.59%       3.08%      3.21%      4.15%      5.80%         4.67%*
     Expenses* ................      1.05%(b)     0.95%(b)      0.90%       0.88%      0.89%      0.90%      1.47%(b)      1.40%(b)*
   Portfolio turnover rate ....        57%         121%          106%         92%        52%        78%        57%          121%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

*     Annualized for periods less than one year.

**    Per share values have been calculated using the average share method.

+     Unaudited

See Notes to Financial Statements.

                                                                    REAL ESATE
Statement of Assets                                                 SECURITIES
and Liabilities JUNE 30, 2009 (UNAUDITED)                              FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $59,845,370) ....   $  51,573,039
   Investments in affiliated securities, at market
     (cost $4,619) ............................................           2,541
   Short-term affiliated investments (at amortized cost) ......         788,883
   Receivable for investments sold ............................         104,289
   Income receivables .........................................         225,475
   Receivable for fund shares sold ............................           2,933
--------------------------------------------------------------------------------
     TOTAL ASSETS .............................................      52,697,160
--------------------------------------------------------------------------------

LIABILITIES
   Payable for fund shares redeemed ...........................          45,733
   Payable to GEAM ............................................          18,921
   Accrued other expenses .....................................          88,406
   Other liabilities ..........................................           5,425
--------------------------------------------------------------------------------
     TOTAL LIABILITIES ........................................         150,485
--------------------------------------------------------------------------------
NET ASSETS ....................................................   $  52,546,675
================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ............................................     101,412,376
   Undistributed (distribution in excess of)
     net investment income ....................................       1,786,811
   Accumulated net realized loss ..............................     (42,378,103)
   Net unrealized depreciation on:
     Investments ..............................................      (8,274,409)
--------------------------------------------------------------------------------
NET ASSETS ....................................................   $  52,546,675
================================================================================

CLASS 1:

NET ASSETS ....................................................      52,541,463
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ................................................       8,875,344
Net asset value per share .....................................   $        5.92

CLASS 4:

NET ASSETS ....................................................           5,212
Shares outstanding ($0.01 par value; unlimited shares
   authorized) ................................................             881
Net asset value per share .....................................   $        5.92

See Notes to Financial Statements.

                                                                    REAL ESATE
Statement of Operations                                             SECURITIES
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)                     FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend .................................................   $   1,793,013
     Interest .................................................               7
     Interest from affliated investments ......................           1,797
--------------------------------------------------------------------------------
   TOTAL INCOME ...............................................       1,794,817
--------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees .........................         208,967
     Distributors Fees (Notes 4)
       Service Class ..........................................              11
     Transfer agent ...........................................           9,776
     Directors's fees .........................................             855
     Custody and accounting expenses ..........................          18,334
     Professional fees ........................................          11,417
     Registration expenses ....................................           1,688
     Other expenses ...........................................           8,645
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT .............         259,693
--------------------------------------------------------------------------------
     Add: Expenses reimbursed by the adviser ..................            (688)
--------------------------------------------------------------------------------
     Net expenses .............................................         259,005
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME ......................................       1,535,812
================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
     REALIZED LOSS ON:
       Investments ............................................     (19,060,981)
     INCREASE IN UNREALIZED APPRECIATION ON:
       Investments ............................................      12,709,615
--------------------------------------------------------------------------------
     Net realized and unrealized loss on investments ..........      (6,351,366)
--------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $  (4,815,554)
================================================================================

See Notes to Financial Statements.

                                                                                       REAL ESTATE
Statements of                                                                          SECURITIES
Changes in Net Assets                                                                     FUND
-------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED    YEAR ENDED
                                                                             JUNE 30, 2009     DECEMBER 31,
                                                                              (UNAUDITED)          2008
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .............................................   $      1,535,812   $   3,752,092
     Net realized loss on investments ...................................        (19,060,981)    (22,488,124)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments ...................................................         12,709,615     (10,147,607)
-------------------------------------------------------------------------------------------------------------
     Net decrease from operations .......................................         (4,815,554)    (28,883,639)
-------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class 1 ..........................................................                 --      (4,033,242)
       Class 4 ..........................................................                 --            (360)
-------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................................                 --      (4,033,602)
-------------------------------------------------------------------------------------------------------------
   Decrease in net assets from operations and distributions .............         (4,815,554)    (32,917,241)
-------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class 1 ..........................................................          3,161,894      18,038,966
       Class 4 ..........................................................                 --          10,000
     Value of distributions reinvested
       Class 1 ..........................................................                 --       4,033,590
       Class 4 ..........................................................                 --             360
     Cost of shares redeemed
       Class 1 ..........................................................         (5,774,262)    (26,117,546)
       Class 4 ..........................................................                 --              --
-------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions ...............................         (2,612,368)     (4,034,990)
-------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS .........................................         (7,427,922)    (36,952,231)

NET ASSETS
   Beginning of period ..................................................         59,974,597      96,650,212
-------------------------------------------------------------------------------------------------------------
   End of period ........................................................   $     52,546,675   $  59,974,597
=============================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME,
   END OF PERIOD ........................................................   $      1,786,811   $       5,343
-------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold .............................................................            648,853       2,414,396
Issued for distributions reinvested .....................................                 --         652,627
Shares redeemed .........................................................         (1,055,850)     (2,680,005)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..................................           (406,997)        387,018
=============================================================================================================
CLASS 4
Shares sold .............................................................                 --             823
Issued for distributions reinvested .....................................                 --              58
Shares redeemed .........................................................                 --              --
-------------------------------------------------------------------------------------------------------------
Net increase in fund shares .............................................                 --             881
=============================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 establishes a new framework for measuring fair value and expands related disclosures. Broadly, the SFAS 157 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. SFAS 157 establishes a three-level valuation hierarchy based upon observable and unobservable inputs.

For financial assets and liabilities, fair value is the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

      Level 1 -- Quoted prices for identical investments in active markets.

      Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose significant value drivers are observable.

      Level 3 -- Significant inputs to the valuation model are unobservable.

The Fund maintains policies and procedures to value investments using the best and most relevant data available. The Fund performs periodic reviews of the methodologies used by independent pricing services including obtaining price validation for certain securities. The following section describes the valuation methodologies that the Fund uses to measure investments at fair value.

When available, the Fund uses quoted market prices to determine fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, the Fund uses quotes from independent pricing vendors based on recent trading activity and other relevant information including market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. These investments are included in level 2 and primarily include long-term US government, agency and corporate debt, notes, bonds, and mortgage backed securities. In infrequent circumstances, the Fund's pricing vendors may provide valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

                                   Level 1      Level 2   Level 3      Total
--------------------------------------------------------------------------------
Investments in Securities        $52,361,923    $2,540     $ --     $52,364,463
Other Financial Instruments               --        --       --              --

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

REAL ESTATE INVESTMENT TRUSTS Dividend income, attributable to real estate investment trusts ("REITs"), is recorded based on management's estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2009, information on the tax cost of investments is as follows:

       Cost of          Gross Tax        Gross Tax      Net Tax Appreciation/
   Investments for     Unrealized       Unrealized         (Depreciation)
    Tax Purposes      Appreciation     Depreciation        on Investments
--------------------------------------------------------------------------------
    $65,802,562        $1,590,614      $(15,028,713)         $(13,438,099)

As of December 31, 2008, the Fund has capital loss carryovers, as indicated below.

                        Amount              Expires
--------------------------------------------------------------------------------
                      $7,213,699            12/31/16

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2008 as follows:

                           Capital         Currency
--------------------------------------------------------------------------------
                         $10,939,733        $ --

The tax composition of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

          Ordinary      Long-Term     Return of
           Income     Capital Gains    Capital         Total
----------------------------------------------------------------
2008     $2,536,901     $       --    $1,496,701   $  4,033,602
2007      5,956,613     33,613,314       148,524     39,718,451

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

            Undistributed
            (Distribution
             in Excess of)
            Net Investment         Accumulated           Paid in
                Income          Net Realized Gain        Capital
--------------------------------------------------------------------------------
               $697,686             $799,105           $(1,496,701)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

For the period ended June 30, 2009, the Fund did not transact in any derivative instruments.

3.    LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its

Notes to Financial Statements                          June 30, 2009 (unaudited)
--------------------------------------------------------------------------------

prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended June 30, 2009.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                  Annualized based on average daily net assets

--------------------------------------------------------------------------------
                   Average Daily              Advisory and
                    Net Assets               Administration
                     of Fund                      Fees
--------------------------------------------------------------------------------
                 First $100 million               0.85%
                 Next $100 million                0.80%
                 Over $200 million                0.75%

DISTRIBUTION AND SERVICE (12b-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending June 30, 2009, $457 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. ("Urdang") is the Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

6.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended June 30, 2009 were as follows:

                           U.S. Government Securities
--------------------------------------------------------------------------------
                            Purchases        Sales
--------------------------------------------------------------------------------
                              $ --           $ --

                                Other Securities
--------------------------------------------------------------------------------
                            Purchases        Sales
--------------------------------------------------------------------------------
                           $28,496,106    $29,367,178

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 48

POSITION(S) HELD WITH FUND Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 49

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 43

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years (Vice President); one year (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 63

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 61

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 73

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT - FIXED INCOME

Ralph R. Layman, PRESIDENT - PUBLIC EQUITIES
(SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND
MARKETING (SINCE JULY 2009)

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO]


ITEM 2. CODE OF ETHICS.

Applicable only to an annual filing.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.


ITEM 5. Audit Committee of Listed Registrants

Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
	 INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  September 04, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  September 04, 2009

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  September 04, 2009

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.